UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                 Investment Company Act file number:  811-09036

                -------------------------------------------------

                             UBS Relationship Funds
 -------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

               51 West 52nd Street, New York, New York 10019-6114
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                              Mark F. Kemper, Esq.
                   UBS Global Asset Management (Americas) Inc.
                               51 West 52nd Street
                             New York, NY 10019-6114
                     (Name and address of agent for service)

                                    Copy to:
                                Bruce Leto, Esq.
                       Stradley Ronon Stevens & Young, LLP
                            2600 One Commerce Square
                            Philadelphia, PA 215-564

  Registrant's telephone number, including area code:  212-882 5000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2006

ITEM 1. REPORTS TO STOCKHOLDERS.
---------------------------------

    [LOGO OF UBS] UBS Global Asset
                  Management

UBS RELATIONSHIP FUNDS
SEMIANNUAL REPORT
JUNE 30, 2006

TABLE OF CONTENTS
--------------------------------------------------------------------------------

PORTFOLIO MANAGERS' COMMENTARY AND SCHEDULES OF INVESTMENTS
UBS Global Securities Relationship Fund .......................................      2
UBS Emerging Markets Equity Completion Relationship Fund ......................     18
UBS Emerging Markets Equity Relationship Fund .................................     23
UBS International Equity Relationship Fund ....................................     29
UBS Large-Cap Select Equity Relationship Fund .................................     35
UBS Small-Cap Equity Relationship Fund ........................................     40
UBS U.S. Equity Alpha Relationship Fund .......................................     47
UBS U.S. Large Cap Equity Relationship Fund ...................................     55
UBS U.S. Large Cap Growth Equity Relationship Fund ............................     60
UBS U.S. Large-Cap Value Equity Relationship Fund .............................     66
UBS Absolute Return Investment Grade Bond Relationship Fund ...................     71
UBS Corporate Bond Relationship Fund ..........................................     77
UBS Emerging Markets Debt Relationship Fund ...................................     83
UBS High Yield Relationship Fund ..............................................     90
UBS Opportunistic Emerging Markets Debt Relationship Fund .....................     99
UBS Opportunistic High Yield Relationship Fund ................................    103
UBS Short Duration Relationship Fund ..........................................    107
UBS U.S. Bond Relationship Fund ...............................................    113
UBS U.S. Cash Management Prime Relationship Fund ..............................    121
UBS U.S. Securitized Mortgage Relationship Fund ...............................    123

EXPLANATION OF EXPENSE DISCLOSURE .............................................    134
STATEMENTS OF ASSETS AND LIABILITIES ..........................................    138
STATEMENTS OF OPERATIONS ......................................................    142
STATEMENTS OF CHANGES IN NET ASSETS ...........................................    146
FINANCIAL HIGHLIGHTS ..........................................................    154
NOTES TO FINANCIAL STATEMENTS ................................................     164
GENERAL INFORMATION ...........................................................    175
BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS ..............................    176

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                                                                               1

UBS GLOBAL SECURITIES RELATIONSHIP FUND

--------------------------------------------------------------------------------

For the six-month period ended June 30, 2006, UBS Global Securities Relationship Fund (the "Fund") returned 3.98% compared to the 6.23% return of the MSCI World Free Index (net US), the 2.75% return of the Citigroup World Government Bond Index and the 4.01% return of the Global Securities Relationship Fund Index (the "Index"). (Please note that these returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.)

The past six months represented a rather mixed period for global markets. International equities continued to post solid returns, as economies around the globe benefited from a broad-based period of economic expansion. That economic growth, however, led a number of central banks to raise short-term interest rates during the reporting period, particularly in the United States, where the Federal Reserve Board has raised short-term rates in 17 consecutive meetings dating back to 2004. This put significant downward pressure on bond prices, as both short- and long-term interest rates climbed higher throughout the reporting period.

GLOBAL STOCK PERFORMANCE REMAINED STRONG
Over the course of the past six months, absolute returns were positive within the Fund's equity holdings, although the Fund did lag the Index on a relative basis. International and emerging markets equities continued to capture investors' attention, as new money flowed into global stock funds at a booming rate. High volatility stocks, both globally and in the United States, were the best performers over the period, the downturn during the final two months of the period notwithstanding.

The equity portion of the Fund's portfolio is constructed through a combination of top-down and bottom-up processes. After identifying those countries and regions that represent attractive valuations, we analyze sectors and industries on a company-by-company basis. Over the reporting period, our stock selection detracted from total returns, particularly in Austria, Denmark, France and Singapore. The best stock selection for the Fund was in Norway, Canada and Belgium.

At the beginning of the Fund's reporting period, the portfolio's tactical allocation to equities (including through investment companies) was neutral versus the Index, with about 22% of net assets invested in global equities and about 40% in US stocks. As the period progressed, we increased that weighting, partly because equities appeared more attractive, but also because we found bonds to be overvalued. At period end, our exposure to equities represented a moderate 2% overweight, composed of an underweight to global equities (18% of net assets), and an overweight to US stocks (46% of net assets). We generally believed that on a top-down basis, markets overseas had become overvalued relative to their domestic counterparts, and consequentially, we concentrated the Fund's equity exposure in the US. This helped Fund performance over the short term, as global equities have struggled since the beginning of May, and we believe there are currently more attractive opportunities and valuations in the US market than on the global stage.

GLOBAL BOND MARKETS STRUGGLED AS INTEREST RATES CLIMBED HIGHER
As discussed above, steadily climbing interest rates created a challenging environment for fixed income investors, not only in the United States, but also in Europe. After two and a half years of leaving short-term interest rates unchanged, the European Central Bank hiked rates twice during the reporting period and once more after the period ended. Also after period end, the Bank of Japan raised short-term interest rates for the first time in six years.

We maintained a defensive posture throughout the reporting period in anticipation of this kind of a rising rate environment. From a duration perspective, we remained short versus the Index throughout the year, although we increased the Fund's duration recently. We believed that yields had risen enough in a number of bond markets to warrant reducing the size of our underweight positions. The Fund's shorter duration contributed positively to relative performance during the period.

In terms of exposure, we maintained underweight allocations to bonds in the aggregate during the reporting period. The total underweight to fixed income was 6%. Two percent of the underweight was in Japanese government bonds, reflecting our

--------------------------------------------------------------------------------
2

UBS GLOBAL SECURITIES RELATIONSHIP FUND

--------------------------------------------------------------------------------

valuation analysis, which showed Japanese government bonds among the most expensive of bond markets despite recent poor performance. The other 4% of the underweight is evenly divided between high yield bonds and emerging market debt, both of which remain significantly overvalued.

We continue to view currencies in emerging Asia as undervalued. This is reflected by our 3% overweight positions in the Singapore dollar and the Thai baht. In aggregate, the portfolio is underweighted 3% to the UK pound sterling, 7% to the US dollar, 7% to the Euro and 2% to the Canadian dollar. The portfolio's overweights include 3% to both the Singapore dollar and Thai baht, 4% to the Japanese yen, 5% to the Swedish krona and 4% to the Swiss franc. On the whole, the Fund's active currency management contributed positively to performance during the period.

OUTLOOK FOR GLOBAL ECONOMIES REMAINS POSITIVE
Our analysis calls for trend-like growth in most of the world's developed economies over the coming months. In the US, inflation, a cooling housing market and high energy prices are areas we will continue to monitor closely, as they could impact economic stability over the next several quarters. While we currently find equities more attractive than bonds, the Fund is closer to a "neutral" weighting now than at the beginning of the reporting period, and should yields continue to rise, particularly along the long end of the yield curve, we may increase our fixed income weighting further. With limited top-down investment opportunities available, we believe the active asset allocation, currency management and bottom-up stock selection that the Fund utilizes may position it well over the months ahead.

--------------------------------------------------------------------------------

This letter is intended to assist shareholders in understanding how the Fund performed during the six-month period ended June 30, 2006. The views and opinions in the letter were current as of August 15, 2006. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent.

We encourage you to consult your financial advisor regarding your personal investment program.

--------------------------------------------------------------------------------

UBS GLOBAL SECURITIES RELATIONSHIP FUND

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN (UNAUDITED)

                                                     6 months           1 year             5 years           10 years
                                                     ended              ended              ended             ended
                                                     06/30/06           06/30/06           06/30/06          06/30/06
---------------------------------------------------------------------------------------------------------------------
UBS GLOBAL SECURITIES RELATIONSHIP FUND              3.98%              11.00%             11.09%            9.49%
---------------------------------------------------------------------------------------------------------------------
Global Securities Relationship Fund Index*           4.01               10.58               7.18             7.65
---------------------------------------------------------------------------------------------------------------------
MSCI World Free Index (net US)**                     6.23               17.27               6.03             7.19
---------------------------------------------------------------------------------------------------------------------
Citigroup World Government Bond Index                2.75               (0.36)              8.51             5.43
---------------------------------------------------------------------------------------------------------------------

* An unmanaged index compiled by the Advisor, constructed as follows: 40% Russell 3000 Index; 22% MSCI World Ex USA (Free) Index; 21% Citigroup BIG Bond Index; 9% Citigroup Non-US World Government Bond Index (Unhedged); 2% JP Morgan EMBI Global Index; 3% MSCI Emerging Markets Free Index; and 3% Merrill Lynch US High Yield Cash Pay Constrained Index. On December 1, 2003, the 40% Russell 3000 Index replaced the 40% Wilshire 5000 Index, and on June 1, 2005, the 3% Merrill Lynch US High Yield Cash Pay Constrained Index replaced the 3% Merrill Lynch US High Yield Cash Pay Index.

** This benchmark has been calculated net of withholding tax from a US perspective.

   PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE, AND THE PERFORMANCE INFORMATION PROVIDED DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON THE REDEMPTION OF FUND SHARES. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURN FOR PERIODS OF LESS THAN ONE YEAR HAS NOT BEEN ANNUALIZED. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED.

--------------------------------------------------------------------------------
4

UBS GLOBAL SECURITIES RELATIONSHIP FUND

--------------------------------------------------------------------------------

TOP TEN EQUITY HOLDINGS (UNAUDITED)
As of June 30, 2006

                                                Percentage of
                                                net assets
-------------------------------------------------------------
Citigroup, Inc. ...............................  2.0%

Morgan Stanley ................................  1.6

Microsoft Corp. ...............................  1.6

Wells Fargo & Co. .............................  1.4

Wyeth .........................................  1.4

Exelon Corp. ..................................  1.2

Sprint Nextel Corp. ...........................  1.1

Allergan, Inc. ................................  1.1

Masco Corp. ...................................  1.0

Omnicom Group, Inc. ...........................  1.0
-----------------------------------------------------------
Total ......................................... 13.4%

TOP TEN FIXED INCOME HOLDINGS (UNAUDITED)
As of June 30, 2006

                                                Percentage of
                                                net assets
-------------------------------------------------------------
US Treasury Note
4.750%, due 03/31/11 .......................... 1.7%
US Treasury Note
4.500%, due 11/15/15 .......................... 1.1
US Treasury Note
4.875%, due 05/15/09 .......................... 0.7
Government of Japan
0.500%, due 06/20/07 .......................... 0.6
US Treasury Bond
8.500%, due 02/15/20 .......................... 0.5
US Treasury Bond
8.875%, due 02/15/19 .......................... 0.5
Deutsche Bundesrepublik
4.500%, due 07/04/09 .......................... 0.4
Federal National Mortgage Association
5.000%, TBA ................................... 0.4
UK Gilts
5.000%, due 03/07/12 .......................... 0.4
Deutsche Bundesrepublik
6.000%, due 01/04/07 .......................... 0.4
----------------------------------------------------------
Total ......................................... 6.7%

--------------------------------------------------------------------------------

UBS GLOBAL SECURITIES RELATIONSHIP FUND

--------------------------------------------------------------------------------

INDUSTRY DIVERSIFICATION (UNAUDITED)
As a percent of net assets
As of June 30, 2006
------------------------------------------------------------------------

Equities
US Equities
Aerospace & Defense ...........................................    0.51%
Air Freight & Logistics .......................................    0.78
Auto Components ...............................................    1.14
Automobiles ...................................................    0.42
Beverages .....................................................    0.34
Biotechnology .................................................    0.99
Building Products .............................................    1.01
Capital Markets ...............................................    2.40
Commercial Banks ..............................................    2.95
Commercial Services & Supplies ................................    0.30
Computers & Peripherals .......................................    0.50
Consumer Finance ..............................................    0.24
Diversified Financial Services ................................    2.85
Diversified Telecommunication Services ........................    0.70
Electric Utilities ............................................    1.89
Energy Equipment & Services ...................................    0.53
Food & Staples Retailing ......................................    1.92
Health Care Equipment & Supplies ..............................    0.58
Health Care Providers & Services ..............................    2.25
Insurance .....................................................    1.92
Internet & Catalog Retail .....................................    0.15
Life Sciences Tools & Services ................................    0.42
Machinery .....................................................    0.94
Media .........................................................    2.43
Multi-Utilities & Unregulated Power ...........................    0.73
Multiline Retail ..............................................    0.65
Oil & Gas .....................................................    1.23
Pharmaceuticals ...............................................    4.03
Road & Rail ...................................................    0.88
Semiconductors & Semiconductor Equipment ......................    1.22
Software ......................................................    3.46
Thrifts & Mortgage Finance ....................................    0.62
Wireless Telecommunication Services ...........................    1.08
                                                                  -----
Total US Equities .............................................   42.06*
International Equities
Air Freight & Logistics .......................................    0.12
Airlines ......................................................    0.13
Auto Components ...............................................    0.31
Automobiles ...................................................    0.61
Beverages .....................................................    0.45
Capital Markets ...............................................    0.59
Chemicals .....................................................    0.41
Commercial Banks ..............................................    3.68
Commercial Services & Supplies ................................    0.04
Communications Equipment ......................................    0.19
Construction & Engineering ....................................    0.04
Construction Materials ........................................    0.28
Consumer Finance ..............................................    0.21
Distributors ..................................................    0.02
Diversified Financial Services ................................    0.12
Diversified Telecommunication Services ........................    0.61
Electric Utilities ............................................    0.37
Electronic Equipment & Instruments ............................    0.09
Energy Equipment & Services ...................................    0.53
Food & Staples Retailing ......................................    0.50
Food Products .................................................    0.17
Gas Utilities .................................................    0.08
Health Care Equipment & Supplies ..............................    0.09
Hotels, Restaurants & Leisure .................................    0.72
Household Durables ............................................    0.30
Household Products ............................................    0.05
Industrial Conglomerates ......................................    0.09
Insurance .....................................................    2.00
Internet & Catalog Retail .....................................    0.08
IT Services ...................................................    0.34
Machinery .....................................................    0.43
Media .........................................................    0.40
Metals & Mining ...............................................    0.24
Office Electronics ............................................    0.19
Oil & Gas .....................................................    1.32
Paper & Forest Products .......................................    0.16
Pharmaceuticals ...............................................    1.27
Real Estate ...................................................    0.23
Road & Rail ...................................................    0.28
Semiconductors & Semiconductor Equipment ......................    0.28
Specialty Retail ..............................................    0.30
Textiles, Apparel & Luxury Goods ..............................    0.05
Tobacco .......................................................    0.30
Trading Companies & Distributors ..............................    0.35
Wireless Telecommunication Services ...........................    0.78
                                                                  -----
Total International Equities ..................................   19.80*
                                                                  -----
Total equities ................................................   61.86
                                                                  -----
US Bonds
US Corporate Bonds
Aerospace & Defense ...........................................    0.01
Automobiles ...................................................    0.07
Beverages .....................................................    0.02
Capital Markets ...............................................    0.14
Chemicals .....................................................    0.01
Commercial Banks ..............................................    0.19
Commercial Services & Supplies ................................    0.04
Consumer Finance ..............................................    0.16
Diversified Financial Services ................................    0.56
Diversified Telecommunication Services ........................    0.10
Electric Utilities ............................................    0.08
Food & Staples Retailing ......................................    0.03
Food Products .................................................    0.02
Insurance .....................................................    0.03
IT Services ...................................................    0.01
Media .........................................................    0.05
Multi-Utilities & Unregulated Power ...........................    0.03
Oil & Gas .....................................................    0.05
Pharmaceuticals ...............................................    0.03
Real Estate ...................................................    0.01
Road & Rail ...................................................    0.04
Thrifts & Mortgage Finance ....................................    0.06
Wireless Telecommunication Services ...........................    0.03
                                                                  -----
Total US Corporate Bonds ......................................    1.77
Asset-Backed Securities .......................................    0.60
Commercial Mortgage-Backed Securities .........................    1.08
Mortgage & Agency Debt Securities .............................    5.20
US Government Obligations .....................................    6.02
                                                                  -----
Total US Bonds ................................................   14.67

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6

UBS GLOBAL SECURITIES RELATIONSHIP FUND

--------------------------------------------------------------------------------

INDUSTRY DIVERSIFICATION (UNAUDITED)
As a percent of net assets
As of June 30, 2006
------------------------------------------------------------------------

International Bonds
International Corporate Bonds
Aerospace & Defense ...........................................    0.01%
Commercial Banks ..............................................    0.20
Diversified Telecommunication Services ........................    0.01
                                                                 ------
Total International Corporate Bonds ...........................    0.22
International Asset-Backed Security ...........................    0.02
Foreign Government Bonds ......................................    6.51
Sovereign/SupraNational Bonds .................................    0.27
                                                                 ------
Total International Bonds .....................................    7.02
Total Bonds ...................................................   21.69
Investment Companies ..........................................   13.81
Short-Term Investments ........................................    2.87
Investment of cash collateral for securities loaned ...........    2.47
                                                                 ------
Total Investments..............................................  102.70
Liabilities, in excess of cash and other assets ...............   (2.70)
                                                                 ------
Net Assets ....................................................  100.00%
                                                                 ======

* The Fund held short positions in US stock index futures which resulted in a decrease in the Fund's exposure to US equities from 42.06% to 41.89%. The Fund also held long positions in international stock index futures which resulted in an increase in the Fund's exposure to international equities from 19.80% to 19.90%.

--------------------------------------------------------------------------------

UBS GLOBAL SECURITIES RELATIONSHIP FUND--SCHEDULE OF INVESTMENTS

June 30, 2006 (unaudited)
--------------------------------------------------------------------------------

                                                        SHARES             VALUE
                                                        ----------         --------------
EQUITIES -- 61.86%
US EQUITIES -- 42.06%
Allergan, Inc. ....................................        251,600         $   26,986,616
Allstate Corp. ....................................        211,100             11,553,503
American Electric Power Co., Inc. .................        269,450              9,228,663
American International Group, Inc. ................        426,200             25,167,110
Analog Devices, Inc. ..............................        294,100              9,452,374
Anheuser-Busch Cos., Inc. .........................        188,900              8,611,951
AT&T, Inc. ........................................        536,000             14,949,040
Baker Hughes, Inc. ................................        104,400              8,545,140
Borg-Warner, Inc. .................................        119,500              7,779,450
Boston Scientific Corp. (a) .......................        231,100              3,891,724
Bristol-Myers Squibb Co. ..........................        600,800             15,536,688
Burlington Northern Santa Fe Corp. ................        283,300             22,451,525
Caremark Rx, Inc. .................................        206,800             10,313,116
Cendant Corp. .....................................        475,100              7,739,379
Cephalon, Inc. (a)(b) .............................        109,000              6,550,900
Citigroup, Inc. ...................................      1,059,675             51,118,722
Costco Wholesale Corp. ............................        375,000             21,423,750
Dell, Inc. (a) ....................................        524,700             12,807,927
DIRECTV Group, Inc. (a) ...........................        871,300             14,376,450
Embarq Corp. (a) ..................................         69,101              2,832,450
ENSCO International, Inc. .........................        108,400              4,988,568
EOG Resources, Inc. ...............................         32,800              2,274,352
Exelon Corp. ......................................        546,300             31,046,229
Expedia, Inc. (a) .................................        259,400              3,883,218
ExxonMobil Corp. ..................................        177,400             10,883,490
FedEx Corp. .......................................        169,500             19,807,770
Fifth Third Bancorp (e) ...........................        565,500             20,895,225
Freddie Mac (b) ...................................        279,300             15,922,893
Genzyme Corp. (a) .................................        306,700             18,724,035
H & R Block, Inc. .................................        251,700              6,005,562
Harley-Davidson, Inc. .............................        194,600             10,681,594
Hartford Financial Services Group, Inc. .......            145,600             12,317,760
Healthsouth Corp. (a) .............................        135,200                520,520
Illinois Tool Works, Inc. .........................        504,500             23,963,750
Intel Corp. .......................................        837,100             15,863,045
Johnson & Johnson .................................        418,324             25,065,974
Johnson Controls, Inc. ............................        259,300             21,319,646
JPMorgan Chase & Co. .............................         515,500             21,651,000
Kohl's Corp. (a) ..................................        281,000             16,612,720
Kroger Co. ........................................        764,900             16,720,714
Lockheed Martin Corp. .............................         42,400              3,041,776
Marathon Oil Corp. ................................        218,400             18,192,720
Masco Corp. .......................................        872,500             25,860,900
Medco Health Solutions, Inc. (a) ..................        259,500             14,864,160
Medtronic, Inc. ...................................        231,400             10,857,288
Mellon Financial Corp. ............................        612,900             21,102,147
Mercury Interactive Corp. (a) .....................        251,600              8,798,452
Microsoft Corp. ...................................      1,708,700             39,812,710
Morgan Stanley ....................................        636,550             40,236,325
News Corp., Inc., Class A .........................        464,600              8,911,028
NiSource, Inc. ....................................        321,400              7,019,376
Northeast Utilities ...............................        140,000              2,893,800
Northrop Grumman Corp. ............................        156,900             10,051,014
Omnicom Group, Inc. ...............................        283,900             25,292,651
Oracle Corp. (a) ..................................      1,579,300             22,884,057
Pepco Holdings, Inc. ..............................        210,600              4,965,948
PNC Financial Services Group, Inc. ................        250,400             17,570,568
R.H. Donnelley Corp. ..............................        177,027              9,571,850
Salesforce.com, Inc. (a) ..........................        117,500              3,132,550
Sempra Energy .....................................        255,600             11,624,688
Sprint Nextel Corp. ...............................      1,382,826             27,642,692
Symantec Corp. (a) ................................        879,076             13,660,841
Sysco Corp. .......................................        353,200             10,793,792
UnitedHealth Group, Inc. ..........................        553,800             24,799,164
Univision Communications, Inc. (a) ................        116,200              3,892,700
Waters Corp. (a) ..................................        240,400             10,673,760
WellPoint, Inc. (a) ...............................         94,100              6,847,657
Wells Fargo & Co. .................................        548,700             36,806,796
Wyeth .............................................        793,200             35,226,012
Xilinx, Inc. ......................................        254,900              5,773,485
                                                                           --------------
Total US Equities .................................                         1,073,265,450
                                                                           --------------
INTERNATIONAL EQUITIES -- 19.80%
AUSTRALIA -- 0.43%
National Australia Bank Ltd. ......................        136,452              3,565,135
Qantas Airways Ltd. ...............................      1,466,842              3,226,430
QBE Insurance Group Ltd. (b) ......................        277,669              4,229,885
                                                                           --------------
                                                                               11,021,450
                                                                           --------------
AUSTRIA -- 0.09%
Telekom Austria AG ................................        109,026              2,427,819
                                                                           --------------
BELGIUM -- 0.40%
Fortis ............................................         89,190              3,036,770
KBC Groep NV S.A. .................................         51,083              5,481,833
Solvay S.A. .......................................         15,137              1,741,520
                                                                            -------------
                                                                               10,260,123
                                                                            -------------
BERMUDA -- 0.34%
Accenture Ltd., Class A ...........................        308,100              8,725,392
                                                                            -------------
CANADA -- 0.81%
Alcan, Inc. .......................................         53,630              2,512,150
Canadian Pacific Railway Ltd. .....................         74,000              3,772,588
Cott Corp. (a) ....................................        108,200              1,415,139
Falconbridge Ltd. (b) .............................         34,900              1,838,323
Inco Ltd. .........................................         25,500              1,678,984
Magna International, Inc., Class A (b) ............         23,500              1,676,557
Manulife Financial Corp. (b) ......................         77,800              2,465,095
Toronto Dominion Bank (b) .........................        102,600              5,209,503
                                                                            -------------
                                                                               20,568,339
                                                                            -------------
CAYMAN ISLANDS -- 0.53%
GlobalSantaFe Corp. ...............................        232,100             13,403,775
                                                                            -------------
FINLAND -- 0.28%
Nokia Oyj .........................................        144,260              2,944,872
UPM-Kymmene Oyj ...................................        189,760              4,089,706
                                                                            -------------
                                                                                7,034,578
                                                                            -------------
FRANCE -- 1.51%
AXA S.A. ..........................................        234,756              7,704,790
France Telecom S.A. ...............................        349,881              7,522,732
Sanofi-Aventis S.A. (b) ...........................         93,119              9,087,624
Total S.A. ........................................        190,128             12,511,777
Unibail REIT ......................................          9,547              1,664,372
                                                                           --------------
                                                                               38,491,295
                                                                           --------------

--------------------------------------------------------------------------------
8

UBS GLOBAL SECURITIES RELATIONSHIP FUND--SCHEDULE OF INVESTMENTS

June 30, 2006 (unaudited)
--------------------------------------------------------------------------------

                                                        SHARES             VALUE
                                                        ----------         --------------
GERMANY -- 1.34%
Allianz AG ........................................         57,862         $    9,141,520
Bayerische Motoren Werke AG .......................         44,332              2,214,813
Deutsche Postbank AG (b) ..........................         67,625              4,866,251
E. ON AG ..........................................         59,969              6,904,836
Hannover Rueckversicherung AG (a) .................         31,530              1,102,983
IKB Deutsche Industriebank AG .....................         14,004                512,278
MAN AG ............................................         58,524              4,238,297
Metro AG ..........................................         43,400              2,460,237
Premiere AG (a)(b) ................................         42,607                413,083
Siemens AG ........................................         26,737              2,326,487
                                                                            -------------
                                                                               34,180,785
                                                                            -------------
HONG KONG -- 0.30%
Esprit Holdings Ltd. ..............................        279,000              2,277,610
Hutchison Telecommunications
International Ltd. (a) ............................      1,250,000              2,011,897
Sun Hung Kai Properties Ltd .......................        205,000              2,090,571
Yue Yuen Industrial Holdings ......................        435,500              1,197,214
                                                                            -------------
                                                                                7,577,292
                                                                            -------------
IRELAND -- 0.49%
Bank of Ireland ...................................        372,532              6,646,995
CRH PLC ...........................................         94,294              3,065,823
Depfa Bank PLC ....................................        170,210              2,830,192
                                                                            -------------
                                                                               12,543,010
                                                                            -------------
ITALY -- 0.41%
ENI SpA ...........................................        122,935              3,621,237
UniCredito Italiano SpA ...........................        886,660              6,940,585
                                                                            -------------
                                                                               10,561,822
                                                                            -------------
JAPAN -- 3.73%
Aeon Co., Ltd. ....................................        121,300              2,660,460
Aiful Corp. (b) ...................................         52,650              2,811,006
Asahi Breweries Ltd. ..............................        218,300              3,065,432
Bank of Yokohama Ltd. .............................        354,000              2,737,592
Bridgestone Corp. (b) .............................        209,700              4,040,445
Canon, Inc. (b) ...................................         96,750              4,742,813
East Japan Railway Co. ............................            459              3,409,210
Funai Electric Co. Ltd. (b) .......................         17,900              1,736,194
Honda Motor Co. Ltd. ..............................        132,600              4,206,029
Japan Tobacco, Inc. ...............................            540              1,967,669
KDDI Corp. ........................................            284              1,744,600
Mitsubishi Corp. ..................................        210,100              4,195,023
Mitsui Fudosan Co. Ltd. ...........................         86,000              1,867,441
Mitsui Sumitomo Insurance Co. Ltd. ................        332,000              4,168,857
Nissan Motor Co. Ltd. .............................        408,800              4,465,222
Nitto Denko Corp. .................................         64,300              4,579,212
NOK Corp. (b) .....................................         76,000              2,204,823
Nomura Holdings, Inc. .............................        129,300              2,423,528
NTN Corp. (b) .....................................        212,000              1,676,512
NTT DoCoMo, Inc. ..................................          2,566              3,766,935
Rohm Co. Ltd. .....................................         42,300              3,781,274
Shin-Etsu Chemical Co. Ltd. .......................         50,900              2,766,498
SMC Corp. .........................................         15,000              2,122,073
Sompo Japan Insurance, Inc. .......................        176,000              2,460,678
Sumitomo Mitsui Financial Group, Inc. .............            554              5,857,567
Sumitomo Trust & Banking Co. Ltd. .................        247,000              2,697,920
Takefuji Corp. ....................................         43,250              2,577,464
Tanabe Seiyaku Co. Ltd. ...........................        109,000              1,341,069
Tokyo Gas Co. Ltd. ................................        431,000              2,029,963
Toyota Motor Corp. ................................         89,000              4,658,424
Yokogawa Electric Corp. ...........................        167,800              2,391,487
                                                                            -------------
                                                                               95,153,420
                                                                            -------------
NETHERLANDS -- 1.56%
ABN AMRO Holding NV ...............................        563,497             15,416,647
Aegon NV ..........................................        349,441              5,975,755
ASML Holding NV (a) ...............................        167,253              3,388,571
Koninklijke (Royal) Philips Electronics NV ........        134,089              4,189,905
Reed Elsevier NV ..................................        299,964              4,511,947
Royal KPN NV ......................................        293,321              3,297,764
TNT NV ............................................         87,265              3,123,024
                                                                            -------------
                                                                               39,903,613
                                                                            -------------
NORWAY -- 0.09%
Telenor ASA (b) ...................................        187,800              2,270,229
                                                                            -------------
PANAMA -- 0.72%
Carnival Corp. ....................................        440,600             18,390,644
                                                                            -------------
SINGAPORE -- 0.02%
Jardine Cycle & Carriage Ltd. .....................         82,000                518,053
                                                                            -------------
SPAIN -- 0.53%
Banco Santander Central Hispano S.A. ..............        679,045              9,918,641
Repsol YPF S.A. (b) ...............................        121,720              3,485,809
                                                                            -------------
                                                                               13,404,450
                                                                            -------------
SWEDEN -- 0.31%
Electrolux AB, B Shares ...........................        111,100              1,605,502
Husqvarna AB, B Shares (a) ........................        101,300              1,221,075
Sandvik AB ........................................        259,900              3,024,508
Telefonaktiebolaget LM Ericsson, B Shares .........        611,000              2,020,607
                                                                            -------------
                                                                                7,871,692
                                                                            -------------
SWITZERLAND -- 1.84%
Clariant AG (a) ...................................        105,030              1,490,549
Credit Suisse Group (b) ...........................        227,154             12,708,955
Holcim Ltd. .......................................         54,770              4,197,742
Nestle S.A. .......................................         13,814              4,338,944
Novartis AG .......................................        125,730              6,808,168
Roche Holding AG ..................................         57,622              9,525,505
Straumann Holding AG ..............................          8,858              2,258,788
Swiss Reinsurance Co. .............................         81,939              5,727,118
                                                                            -------------
                                                                               47,055,769
                                                                            -------------
UNITED KINGDOM -- 4.07%
AstraZeneca PLC ...................................         32,964              1,989,637
Balfour Beatty PLC ................................        171,061              1,086,580
Barclays PLC ......................................        923,294             10,491,698
BP PLC ............................................      1,210,147             14,109,353
Diageo PLC ........................................        409,153              6,881,329
Gallaher Group PLC ................................        378,446              5,913,499
GlaxoSmithKline PLC ...............................        128,714              3,596,451
GUS PLC ...........................................        117,385              2,096,880
ITV PLC ...........................................        539,366              1,077,187
Kesa Electricals PLC ..............................        367,927              1,966,271
Kingfisher PLC ....................................        796,795              3,514,139
Prudential PLC ....................................        714,113              8,068,486
Rentokil Initial PLC ..............................        387,318              1,117,316
Royal Bank of Scotland Group PLC ..................        326,499             10,734,888

--------------------------------------------------------------------------------

UBS GLOBAL SECURITIES RELATIONSHIP FUND--SCHEDULE OF INVESTMENTS

June 30, 2006 (unaudited)
--------------------------------------------------------------------------------

                                                        SHARES             VALUE
                                                        ----------         --------------
Scottish & Southern Energy PLC ....................        116,426         $    2,478,045
Taylor Nelson Sofres PLC ..........................        462,734              1,993,752
Tesco PLC .........................................      1,243,824              7,682,265
Vodafone Group PLC ................................      5,794,751             12,349,790
Wolseley PLC ......................................        213,030              4,699,645
WPP Group PLC .....................................        174,464              2,111,540
                                                                           --------------
                                                                              103,958,751
                                                                           --------------

Total International Equities ......................                           505,322,301
                                                                           --------------

Total Equities (Cost $1,445,334,152) ..............                         1,578,587,751
                                                                           --------------


                                                        FACE
                                                        AMOUNT
                                                        ----------
BONDS -- 21.69%
US BONDS -- 14.67%
US CORPORATE BONDS -- 1.77%
Allstate Corp.
7.200%, due 12/01/09 .............................$        325,000                340,114
American General Finance Corp.
5.375%, due 10/01/12 ..............................        160,000                155,671
AT&T Corp.
8.000%, due 11/15/31 ..............................        575,000                660,159
AvalonBay Communities, Inc. REIT
7.500%, due 08/01/09 ..............................        105,000                110,037
Avon Products, Inc.
7.150%, due 11/15/09 ..............................        100,000                104,426
Bank of America Corp.
7.400%, due 01/15/11 ..............................      1,525,000              1,622,626
BellSouth Corp.
6.550%, due 06/15/34 ..............................        300,000                285,665
Boeing Capital Corp.
7.375%, due 09/27/10 ..............................        425,000                451,555
Bristol-Myers Squibb Co.
5.750%, due 10/01/11 ..............................        325,000                324,134
Burlington Northern Santa Fe Corp.
7.082%, due 05/13/29 ..............................        490,000                531,646
C.S. First Boston USA, Inc.
3.875%, due 01/15/09 ..............................        285,000                273,387
6.500%, due 01/15/12 ..............................        320,000                330,192
Capital One Financial Corp.
5.500%, due 06/01/15 ..............................        310,000                293,187
Cendant Corp.
6.250%, due 01/15/08 ..............................        550,000                554,941
Citigroup, Inc.
5.000%, due 09/15/14 ..............................        575,000                538,181
5.500%, due 11/18/15 ...........................GBP        280,000                524,341
5.625%, due 08/27/12 .............................$      1,875,000              1,852,541
Comcast Cable Communications
Holdings, Inc. 6.750%,
due 01/30/11 ......................................        975,000              1,006,131
Computer Sciences Corp.
3.500%, due 04/15/08 ..............................        350,000                336,183
ConAgra Foods, Inc.
6.750%, due 09/15/11 ..............................        120,000                123,692
Coors Brewing Co.
6.375%, due 05/15/12 ..............................        225,000                228,970
Countrywide Home Loans, Inc.
3.250%, due 05/21/08 ..............................        400,000                382,715
DaimlerChrysler N.A. Holding Corp.
4.050%, due 06/04/08 ..............................      1,825,000              1,764,514
Devon Financing Corp. ULC
6.875%, due 09/30/11 ..............................        575,000                597,829
Dominion Resources, Inc.
5.950%, due 06/15/35 ..............................        325,000                291,388
EOP Operating LP
7.250%, due 06/15/28 ..............................        300,000                306,630
Erac USA Finance Co., 144A
8.000%, due 01/15/11 ..............................        425,000                459,175
Exelon Generation Co. LLC
5.350%, due 01/15/14 ..............................        495,000                472,881
FirstEnergy Corp., Series B
6.450%, due 11/15/11 ..............................        400,000                407,009
Ford Motor Credit Co.
5.800%, due 01/12/09 ..............................      6,500,000              5,938,192
General Electric Capital Corp.
6.000%, due 06/15/12 ..............................      2,625,000              2,655,153
6.750%, due 03/15/32 ..............................        650,000                693,826
General Motors Acceptance Corp.
6.875%, due 09/15/11 ..............................      1,095,000              1,044,805
Goldman Sachs Group, Inc.
6.875%, due 01/15/11 ..............................      1,700,000              1,766,443
Harrah's Operating Co., Inc.
7.125%, due 06/01/07 ..............................          5,000                  5,045
HSBC Bank USA N.A.
5.625%, due 08/15/35 ..............................        695,000                613,465
HSBC Finance Corp.
6.750%, due 05/15/11 ..............................        975,000              1,011,409
ICI Wilmington, Inc.
4.375%, due 12/01/08 ..............................        260,000                250,917
International Lease Finance Corp.
3.500%, due 04/01/09 ..............................        900,000                849,242
John Deere Capital Corp.
7.000%, due 03/15/12 ..............................        300,000                316,723
JPMorgan Chase & Co.
6.750%, due 02/01/11 ..............................      1,100,000              1,143,329
Kinder Morgan Energy Partners LP
5.800%, due 03/15/35 ..............................        260,000                221,871
Kraft Foods, Inc.
5.625%, due 11/01/11 ..............................        400,000                393,990
Kroger Co.
7.500%, due 04/01/31 ..............................        280,000                293,931
Lockheed Martin Corp.
8.500%, due 12/01/29 ..............................        175,000                220,262
Marathon Oil Corp.
6.125%, due 03/15/12 ..............................        145,000                146,314
Marsh & McLennan Cos., Inc.
6.250%, due 03/15/12 ..............................        225,000                224,731
MBNA Corp.
7.500%, due 03/15/12 ..............................        320,000                346,147
Metlife, Inc.
5.000%, due 11/24/13 ..............................        270,000                254,007
Miller Brewing Co., 144A
5.500%, due 08/15/13 ..............................        425,000                407,779
Morgan Stanley
6.750%, due 04/15/11 ..............................      1,725,000              1,790,940
New Cingular Wireless Services, Inc.
8.750%, due 03/01/31 ..............................        210,000                257,465

--------------------------------------------------------------------------------
10

UBS GLOBAL SECURITIES RELATIONSHIP FUND--SCHEDULE OF INVESTMENTS

June 30, 2006 (unaudited)
--------------------------------------------------------------------------------

                                                        FACE
                                                        AMOUNT             VALUE
                                                        ----------         --------------
News America, Inc.
6.200%, due 12/15/34 .............................$        225,000         $      204,185
Pacific Gas & Electric Co.
6.050%, due 03/01/34 ..............................        325,000                306,740
PPL Energy Supply LLC
6.400%, due 11/01/11 ..............................        235,000                238,030
Progress Energy, Inc.
7.000%, due 10/30/31 ..............................        675,000                694,504
Qwest Capital Funding, Inc. (b)
7.900%, due 08/15/10 ..............................        280,000                278,600
Safeway, Inc.
7.250%, due 02/01/31 ..............................        390,000                395,814
Sempra Energy
7.950%, due 03/01/10 ..............................        110,000                117,152
Sprint Capital Corp.
8.750%, due 03/15/32 ..............................        700,000                844,131
TXU Energy Co. LLC
7.000%, due 03/15/13 ..............................        310,000                316,429
U.S. Bank N.A.
6.375%, due 08/01/11 ..............................        420,000                432,244
Valero Energy Corp.
7.500%, due 04/15/32 ..............................        335,000                363,712
Verizon New York, Inc.
6.875%, due 04/01/12 ..............................        300,000                303,988
Verizon New York, Inc., Series B
7.375%, due 04/01/32 ..............................        200,000                197,156
Wachovia Bank N.A.
7.800%, due 08/18/10 ..............................        750,000                802,691
Washington Mutual, Inc.
5.625%, due 01/15/07 ..............................      1,175,000              1,173,985
Waste Management, Inc.
7.375%, due 08/01/10 ..............................        325,000                342,819
Wells Fargo Bank N.A.
6.450%, due 02/01/11 ..............................      1,400,000              1,441,560
Wyeth
5.500%, due 03/15/13 ..............................        400,000                389,410
                                                                           --------------
                                                                               45,019,056
                                                                           --------------
ASSET-BACKED SECURITIES -- 0.60%
Conseco Finance Securitizations Corp.,
00-2, Class A4
8.480%, due 12/01/30 ..............................        103,083                103,523
Countrywide Asset-Backed Certificates,
03-SD3, Class A1, 144A +
5.743%, due 12/25/32 ..............................         21,395                 21,469
Countrywide Asset-Backed Certificates,
04-SD1, Class A1, 144A +
5.663%, due 06/25/33 ..............................        163,774                164,351
Ford Credit Auto Owner Trust,
03-A, Class C
4.290%, due 11/15/07 ..............................      2,000,000              1,999,436
Green Tree Financial Corp.,
99-1, Class A5
6.110%, due 09/01/23 ..............................        880,441                874,960
Hyundai Auto Receivables Trust,
05-A, Class B
4.200%, due 02/15/12 ..............................      2,000,000              1,938,810
Irwin Home Equity,
06-1, Class 2A3, 144A (c)
5.770%, due 12/25/35 ..............................      3,000,000              2,886,816
Massachusetts RRB Special Purpose Trust,
99-1, Class A5
7.030%, due 03/15/12 ...............................       275,000                284,917
Providian Gateway Master Trust,
04-AA, Class C, 144A +
6.099%, due 03/15/11 ..............................        250,000                251,485
Providian Gateway Master Trust,
04-AA, Class D, 144A +
7.049%, due 03/15/11 ..............................        280,000                283,194
Providian Gateway Master Trust,
04-BA, Class D, 144A +
6.599%, due 07/15/10 ..............................        710,000                710,222
Rutland Rated Investments, DRYD-1A,
Class A6F1, 144A
6.957%, due 06/20/13 ..............................      1,070,000              1,048,493
Structured Asset Securities Corp.,
03-AL2, Class A, 144A
3.357%, due 01/25/31 ..............................        140,582                125,560
Structured Asset Securities Corp.,
05-S7, Class M5, 144A +
5.973%, due 12/25/35 ..............................      2,500,000              2,520,683
WFS Financial Owner Trust,
05-2, Class D
4.840%, due 11/17/12 ..............................      2,250,000              2,202,291
                                                                           --------------
                                                                               15,416,210
                                                                           --------------
COMMERCIAL MORTGAGE-BACKED SECURITIES -- 1.08%
Asset Securitization Corp.,
95-MD4, Class A3 +
7.384%, due 08/13/29 ..............................      2,000,000              2,036,321
Asset Securitization Corp.,
95-MD4, Class A5 +
7.384%, due 08/13/29 ..............................      5,000,000              5,075,551
Banc of America Large Loan,
05-ESHA, Class D, 144A +
5.684%, due 07/14/20 ..............................      2,000,000              2,008,251
Bear Stearns Commercial Mortgage
Securities, 00-WF1, Class A2
7.780%, due 02/15/32 ..............................        695,000                735,106
Bear Stearns Commercial Mortgage Securities,
05-LXR1, Class H, 144A +
6.399%, due 09/15/18 ..............................      2,000,000              2,001,992
Commercial Mortgage Pass-Through
Certificates, 01-FL5A, Class E, 144A +
6.699%, due 11/15/13 ..............................        128,306                128,306
Commercial Mortgage Pass-Through Certificates,
01-FL5A, Class F, 144A +
5.862%, due 11/15/13 ..............................        315,000                315,000
DLJ Commercial Mortgage Corp.,
99-CG1, Class A1A
6.080%, due 03/10/32 ..............................        189,481                189,375
DLJ Commercial Mortgage Corp.,
00-CKP1, Class A1B
7.180%, due 11/10/33 ..............................        199,617                208,686
First Union Commercial Mortgage
Securities, Inc., 97-C2, Class A3
6.650%, due 11/18/29 ..............................        487,169                490,453
Four Times Square Trust,
00-4TS, Class C, 144A
7.860%, due 04/15/15 ..............................      2,750,000              2,947,400

--------------------------------------------------------------------------------

UBS GLOBAL SECURITIES RELATIONSHIP FUND--SCHEDULE OF INVESTMENTS

June 30, 2006 (unaudited)
--------------------------------------------------------------------------------

                                                        FACE
                                                        AMOUNT             VALUE
                                                        ----------         --------------
GS Mortgage Securities Corp., II,
97-GL, Class A2D
6.940%, due 07/13/30 .............................$      3,000,000         $    3,019,416
GS Mortgage Securities Corp., II,
98-GLII, Class A1
6.312%, due 04/13/31 ..............................        615,540                617,091
Host Marriott Pool Trust,
99-HMTA, Class A, 144A
6.980%, due 08/03/15 ..............................        182,024                185,638
Host Marriott Pool Trust,
99-HMTA, Class C, 144A
7.730%, due 08/03/15 ..............................        450,000                474,709
Host Marriott Pool Trust,
99-HMTA, Class D, 144A
7.970%, due 08/03/15 ..............................        320,000                339,241
Host Marriott Pool Trust,
99-HMTA, Class E, 144A
8.070%, due 08/03/15 ..............................        280,000                297,272
JPMorgan Commercial Mortgage
Finance Corp., 99-C8, Class A2
7.400%, due 07/15/31 ..............................      1,148,125              1,187,866
LB Commercial Conduit Mortgage Trust,
99-C1, Class A1
6.410%, due 06/15/31 ..............................         47,553                 47,557
Mach One Trust Commercial Mortgage-Backed,
04-1A, Class A1, 144A
3.890%, due 05/28/40 ..............................      1,426,586              1,390,643
Morgan Stanley Capital I,
03-T11, Class A4
5.150%, due 06/13/41 ..............................        950,000                911,322
Morgan Stanley Dean Witter Capital I,
00-LIF2, Class A1
6.960%, due 10/15/33 ..............................         92,296                 93,104
Morgan Stanley Dean Witter Capital I,
01-TOP1, Class A4
6.660%, due 02/15/33 ..............................         50,000                 51,524
PNC Mortgage Acceptance Corp.,
00-C1, Class A2
7.610%, due 02/15/10 ..............................      1,245,943              1,306,318
Salomon Brothers Mortgage Securities VII,
00-C1, Class A2
7.520%, due 12/18/09 ..............................      1,340,000              1,408,807
                                                                            -------------
                                                                               27,466,949
                                                                            -------------
MORTGAGE & AGENCY DEBT SECURITIES -- 5.20%
C.S. First Boston Mortgage Securities Corp.,
02-10, Class 2A1
7.500%, due 05/25/32 ..............................        105,794                107,045
C.S. First Boston Mortgage Securities Corp.,
03-8, Class 5A1
6.500%, due 04/25/33 ..............................        235,978                235,736
C.S. First Boston Mortgage Securities Corp.,
05-9, Class 3A1
6.000%, due 10/25/35 ..............................      2,506,491              2,474,673
C.S. First Boston Mortgage Securities Corp.,
05-10, Class 10A3
6.000%, due 11/25/35 ..............................        863,900                863,476
C.S. First Boston Mortgage Securities Corp.,
05-11, Class 1A1
6.500%, due 12/25/35 ..............................      2,642,003              2,637,049
C.S. First Boston Mortgage Securities Corp.,
05-12, Class 1A1
6.500%, due 01/25/36 ..............................      3,825,240              3,819,517
Citicorp Mortgage Securities, Inc.,
94-3, Class A13
6.500%, due 02/25/24 ..............................        171,517                171,334
Countrywide Alternative Loan Trust,
04-J11, Class 3A1
7.250%, due 08/25/32 ..............................        901,799                910,127
Countrywide Home Loan Mortgage
Pass Through Trust, 06-HYB1, Class 1A1 +
5.410%, due 03/20/36 ..............................      3,566,400              3,511,735
Federal Home Loan Bank
5.625%, due 06/13/16 ..............................      1,525,000              1,506,220
Federal Home Loan Mortgage Corp.
4.616%, due 12/01/34 + ............................      1,823,607              1,779,154
5.750%, due 06/27/16 ..............................      1,525,000              1,525,020
Federal Home Loan Mortgage Corp.,
1595, Class D
7.000%, due 10/15/13 ..............................        100,808                101,866
Federal Home Loan Mortgage Corp.,
2297, Class NB
6.000%, due 03/15/16 ..............................        540,000                543,638
Federal Home Loan Mortgage Corp.,
2426, Class GH
6.000%, due 08/15/30 ..............................        332,430                333,029
Federal Home Loan Mortgage Corp.,
2532, Class PD
5.500%, due 06/15/26 ..............................        667,880                665,596
Federal Home Loan Mortgage Corp.,
2978, Class JD
5.500%, due 08/15/31 ..............................      4,000,000              3,899,264
Federal Home Loan Mortgage Corp., Gold
4.500%, due 05/01/34 ..............................      2,912,613              2,648,981
5.500%, due 01/01/18 ..............................         10,795                 10,610
5.500%, due 04/01/18 ..............................        261,902                257,298
5.500%, due 11/01/18 ..............................      4,352,626              4,278,131
5.500%, due 12/01/18 ..............................      2,467,473              2,425,243
6.000%, due 12/01/17 ..............................        278,348                278,813
6.000%, due 03/01/29 ..............................        852,475                843,436
6.000%, due 10/01/29 ..............................         88,684                 87,734
6.000%, due 12/01/30 ..............................        200,970                198,782
6.500%, due 09/01/19 ..............................      1,683,968              1,703,449
6.500%, due 04/01/29 ..............................          3,137                  3,171
6.500%, due 05/01/29 ..............................        337,056                340,704
6.500%, due 06/01/29 ..............................        124,874                126,240
6.500%, due 03/01/32 ..............................         10,213                 10,312
6.500%, due 11/01/32 ..............................      1,054,159              1,064,069
7.000%, due 07/01/32 ..............................        916,888                939,607
8.000%, due 09/01/25 ..............................            907                    958
Federal National Mortgage Association
5.000%, TBA .......................................     11,245,000             10,510,567
3.272%, due 09/01/33 + ............................        107,856                106,950
3.875%, due 07/15/08 ..............................      4,005,000              3,883,697
4.125%, due 05/15/10 ..............................      3,815,000              3,638,446
4.228%, due 03/01/34 + ............................        426,983                413,930
4.625%, due 06/01/10 ..............................      2,045,000              1,975,149
4.913%, due 03/01/35 + ............................      2,860,304              2,798,964
5.000%, due 02/01/19 ..............................      1,419,229              1,369,919

--------------------------------------------------------------------------------
12

UBS GLOBAL SECURITIES RELATIONSHIP FUND--SCHEDULE OF INVESTMENTS

June 30, 2006 (unaudited)
--------------------------------------------------------------------------------

                                                        FACE
                                                        AMOUNT             VALUE
                                                        ----------         --------------
5.002%, due 06/01/35 + ...........................$      2,254,179         $    2,198,862
5.200%, due 11/08/10 ..............................      2,880,000              2,831,504
5.240%, due 12/01/35 +  ...........................      3,394,884              3,339,258
5.500%, due 01/01/09 ..............................        153,393                152,086
5.500%, due 10/01/17 ..............................      2,909,879              2,861,719
5.500%, due 12/01/23 ..............................      2,559,212              2,491,627
5.500%, due 03/01/33 ..............................        436,335                420,994
5.500%, due 05/01/33 ..............................      1,987,240              1,917,091
5.500%, due 06/01/33 ..............................      3,239,046              3,125,945
5.500%, due 07/01/33 ..............................      1,969,098              1,899,590
5.935%, due 05/01/33 +  ...........................        331,821                335,622
6.000%, due 06/01/14 ..............................        641,746                643,790
6.000%, due 07/01/17 ..............................         39,501                 39,644
6.000%, due 11/01/17 ..............................      1,845,882              1,852,577
6.000%, due 03/01/20 ..............................      1,883,891              1,891,598
6.000%, due 06/01/23 ..............................         27,354                 27,232
6.000%, due 11/01/28 ..............................        247,309                244,609
6.000%, due 05/01/29 ..............................          4,633                  4,583
6.000%, due 07/01/29 ..............................      1,567,343              1,550,198
6.000%, due 12/01/29 ..............................      1,004,338                993,420
6.000%, due 06/01/31 ..............................         52,014                 51,448
6.000%, due 06/01/33 ..............................        137,555                135,810
6.220%, due 04/01/36 + ............................        992,749                997,238
6.250%, due 02/01/11 ..............................      2,560,000              2,621,903
6.500%, due 02/01/09 ..............................      1,178,737              1,182,601
6.500%, due 01/01/29 ..............................        149,300                150,846
6.500%, due 04/01/29 ..............................        112,030                113,170
6.500%, due 08/01/29 ..............................        192,690                194,651
6.500%, due 10/01/29 ..............................      1,005,299              1,015,611
6.500%, due 12/01/29 ..............................      1,064,980              1,076,177
6.500%, due 11/01/31 ..............................        195,388                197,170
6.625%, due 09/15/09 ..............................      4,325,000              4,471,393
7.500%, due 02/01/33 ..............................        261,500                271,111
9.500%, due 11/01/09 ..............................         19,235                 19,987
Federal National Mortgage Association
Grantor Trust, 00-T6, Class A1
7.500%, due 06/25/30 ..............................        347,835                353,656
Federal National Mortgage Association
Grantor Trust, 01-T4, Class A1
7.500%, due 07/25/41 ..............................        872,597                895,707
Federal National Mortgage Association
Grantor Trust, 01-T5, Class A3 +
7.500%, due 06/19/30 ..............................        244,248                250,772
Federal National Mortgage Association
Grantor Trust, 01-T10, Class A2
7.500%, due 12/25/41 ..............................         29,525                 30,316
Federal National Mortgage Association Whole
Loan, 95-W3, Class A
9.000%, due 04/25/25 ..............................         45,740                 49,197
Federal National Mortgage Association
Whole Loan, 03-W6, Class 6A +
5.358%, due 08/25/42 ..............................        141,546                144,427
First Horizon Alternative Mortgage Securities,
04-AA3, Class A1 +
5.318%, due 09/25/34 ..............................        777,048                765,088
Goldman Sachs Mortgage Passthrough
Securities Mortgage Loan Trust,
01-2, Class A, 144A
7.500%, due 06/19/32 ..............................         86,484                 88,683
Government National Mortgage Association
5.125%, due 10/20/29 + ............................        165,498                166,493
6.000%, due 11/20/28 ..............................          5,434                  5,393
6.000%, due 01/15/29 ..............................         25,907                 25,763
6.000%, due 02/20/29 ..............................        213,145                211,427
6.000%, due 07/15/29 ..............................      1,230,092              1,223,254
6.000%, due 08/20/29 ..............................        129,904                128,857
6.000%, due 09/20/29 ..............................         10,896                 10,808
6.500%, due 06/15/29 ..............................      1,366,061              1,386,906
6.500%, due 04/15/31 ..............................      2,067,972              2,096,636
6.500%, due 01/20/34 ..............................        530,244                534,513
7.000%, due 07/15/25 ..............................          4,612                  4,761
7.000%, due 03/15/26 ..............................         55,813                 57,635
8.000%, due 12/15/22 ..............................         31,123                 32,955
8.500%, due 12/15/17 ..............................        102,431                109,532
Indymac Index Mortgage Loan Trust,
05-AR3, Class B1 +
5.446%, due 04/25/35 ..............................      2,745,816              2,718,493
Indymac Index Mortgage Loan Trust,
05-AR7, Class 7A1 +
5.393%, due 06/25/35 ..............................      2,465,687              2,432,698
MLCC Mortgage Investors, Inc.,
03-D, Class XA1 ++(d)
1.000%, due 08/25/28 ..............................      5,393,472                 41,715
Morgan Stanley Mortgage Loan Trust,
04-4, Class 2A +
6.445%, due 09/25/34 ..............................        745,936                745,936
Residential Asset Securitization Trust,
04-IP2, Class B1 +
5.439%, due 12/25/34 ..............................      2,398,787              2,347,812
Structured Adjustable Rate Mortgage
Loan Trust, 04-3AC, Class A1 +
4.940%, due 03/25/34 ..............................        524,396                515,884
Structured Adjustable Rate Mortgage
Loan Trust, 06-5, Class 5A3 +
5.599%, due 06/25/36 ..............................      5,000,000              4,908,789
Structured Asset Securities Corp.,
04-20, Class 4A1
6.000%, due 11/25/34 ..............................        793,204                761,468
Wamu Alternative Mortgage Pass-Through
Certificates, 06-5, Class 1A3
6.000%, due 07/25/36 ..............................      1,500,000              1,503,985
Washington Mutual MSC
Mortgage, Pass-Through Certificates,
02-MS6, Class 3A1
6.500%, due 09/25/32 ..............................        602,512                587,044
Wells Fargo Mortgage Backed Securities
Trust, 04-1, Class 1A1 +
3.383%, due 07/25/34 ..............................      1,343,383              1,342,296
                                                                            -------------
                                                                              132,799,603
                                                                            -------------
US GOVERNMENT OBLIGATIONS -- 6.02%
US Treasury Bonds
6.250%, due 08/15/23 (b) ..........................      6,710,000              7,400,399
6.250%, due 05/15/30 (b) ..........................      2,325,000              2,633,425
8.500%, due 02/15/20 ..............................      9,910,000             12,960,417
8.750%, due 05/15/17 ..............................      7,220,000              9,315,489
8.875%, due 02/15/19 (b) ..........................      9,740,000             12,942,025
US Treasury Inflation Indexed Bonds (TIPS)
2.000%, due 07/15/14 ..............................      8,394,481              8,083,952

--------------------------------------------------------------------------------

UBS GLOBAL SECURITIES RELATIONSHIP FUND--SCHEDULE OF INVESTMENTS

June 30, 2006 (unaudited)
--------------------------------------------------------------------------------

                                                        FACE
                                                        AMOUNT             VALUE
                                                        ----------         --------------
US Treasury Notes
3.875%, due 02/15/13 (b) .........................$      9,080,000         $    8,452,200
4.500%, due 11/15/15 (b) ..........................     30,235,000             28,798,838
4.625%, due 02/29/08 ..............................      1,310,000              1,298,076
4.750%, due 03/31/11 (b) ..........................     43,820,000             43,160,991
4.875%, due 05/15/09 (b) ..........................     18,585,000             18,458,678
                                                                            -------------
                                                                              153,504,490
                                                                            -------------

Total US Bonds   .................................                            374,206,308
                                                                            -------------

INTERNATIONAL BONDS -- 7.02%
INTERNATIONAL CORPORATE BONDS -- 0.22%
CANADA -- 0.02%
Bombardier, Inc., 144A
6.300%, due 05/01/14 .............................$        450,000                391,500
                                                                            -------------
CAYMAN ISLANDS -- 0.00%
Santander Central Hispano Issuances Ltd.
7.625%, due 09/14/10 .............................$        100,000                106,883
                                                                            -------------
GERMANY -- 0.12%
Landwirtschaftliche Rentenbank
5.750%, due 01/21/15 ...........................AUD      4,360,000              3,142,129
                                                                            -------------
LUXEMBOURG -- 0.01%
Telecom Italia Capital S.A.
5.250%, due 11/15/13 .............................$        140,000                129,426
6.375%, due 11/15/33 ..............................        170,000                153,706
                                                                            -------------
                                                                                  283,132
                                                                            -------------
UNITED KINGDOM -- 0.07%
Abbey National PLC
7.950%, due 10/26/29 .............................$        165,000                196,433
Lloyds TSB Bank PLC
6.625%, due 03/30/15 ...........................GBP        300,000                602,029
Royal Bank of Scotland Group PLC
9.118%, due 03/31/10 .............................$        300,000                329,460
Royal Bank of Scotland PLC
9.625%, due 06/22/15 ...........................GBP        250,000                598,978
                                                                            -------------
                                                                                1,726,900
                                                                            -------------
Total International Corporate Bonds ...............                             5,650,544
                                                                            -------------
INTERNATIONAL ASSET-BACKED SECURITY -- 0.02%
UNITED KINGDOM -- 0.02%
Paragon Mortgages PLC,
7A, Class B1A,144A +
5.920%, due 05/15/43 .............................$        600,000                600,788
                                                                            -------------
FOREIGN GOVERNMENT BONDS -- 6.51%
AUSTRIA -- 0.30%
Republic of Austria
3.800%, due 10/20/13 ...........................EUR      1,680,000              2,125,015
5.875%, due 07/15/06 ..............................      4,310,000              5,518,694
                                                                            -------------
                                                                                7,643,709
                                                                            -------------
BELGIUM -- 0.18%
Government of Belgium
5.750%, due 03/28/08 ...........................EUR      3,420,000              4,531,692
                                                                            -------------
CANADA -- 0.21%
Government of Canada
3.000%, due 06/01/07 ...........................CAD      3,250,000              2,873,700
4.500%, due 09/01/07 ..............................      1,050,000                940,786
5.750%, due 09/01/06 ..............................      1,805,000              1,620,246
5.750%, due 06/01/29 ..............................            100                    103
6.000%, due 06/01/08 ..............................            300                    278
6.000%, due 06/01/11 ..............................            200                    192
8.000%, due 06/01/23 ..............................            200                    249
                                                                            -------------
                                                                                5,435,554
                                                                            -------------
FINLAND -- 0.20%
Government of Finland
5.000%, due 07/04/07 ...........................EUR      1,265,000              1,643,409
5.750%, due 02/23/11 ..............................      2,550,000              3,524,405
                                                                            -------------
                                                                                5,167,814
                                                                            -------------
FRANCE -- 0.95%
French Treasury Note
3.500%, due 07/12/09 ...........................EUR      2,435,000              3,094,984
Government of France
3.750%, due 04/25/21 ..............................      1,585,000              1,920,598
4.750%, due 04/25/35 ..............................        390,000                531,167
5.500%, due 04/25/07 ..............................      4,445,000              5,784,399
5.500%, due 04/25/10 ..............................      4,705,000              6,382,888
5.500%, due 04/25/29 ..............................      4,390,000              6,555,787
                                                                            -------------
                                                                               24,269,823
                                                                            -------------
GERMANY -- 2.28%
Bundesobligation
3.500%, due 10/10/08 ...........................EUR      2,720,000              3,468,530
Bundesschatzanweisungen
2.500%, due 09/22/06 ..............................      6,725,000              8,591,367
Deutsche Bundesrepublik
3.750%, due 01/04/09 ..............................      1,685,000              2,159,574
4.500%, due 07/04/09 ..............................      8,450,000             11,051,725
4.750%, due 07/04/34 ..............................      4,720,000              6,443,963
5.000%, due 07/04/12 ..............................      1,490,000              2,012,827
5.250%, due 07/04/10 ..............................      4,040,000              5,440,287
6.000%, due 01/04/07 ..............................      7,535,000              9,768,858
6.250%, due 01/04/24 ..............................      1,630,000              2,591,654
6.500%, due 07/04/27 ..............................      3,975,000              6,602,403
                                                                            -------------
                                                                               58,131,188
                                                                            -------------
ITALY -- 0.16%
Republic of Italy
4.500%, due 05/01/09 ...........................EUR      3,090,000              4,034,638
                                                                            -------------
JAPAN -- 1.29%
Government of Japan
0.500%, due 06/20/07 ...........................JPY  1,740,000,000             15,195,655
0.900%, due 12/22/08 ..............................    510,000,000              4,456,537
1.300%, due 06/20/11 ..............................    455,000,000              3,953,510
1.500%, due 09/20/15 ..............................    150,000,000              1,269,745
1.900%, due 06/20/25 ..............................    200,000,000              1,649,144
2.300%, due 06/20/35 ..............................    235,000,000              1,962,119
2.600%, due 03/20/19 ..............................    140,000,000              1,296,954
Government of Japan CPI Linked Bond
0.500%, due 12/10/14 ..............................    375,000,000              3,153,356
                                                                            -------------
                                                                               32,937,020
                                                                            -------------

--------------------------------------------------------------------------------
14

UBS GLOBAL SECURITIES RELATIONSHIP FUND--SCHEDULE OF INVESTMENTS

June 30, 2006 (unaudited)
--------------------------------------------------------------------------------

                                                        FACE
                                                        AMOUNT             VALUE
                                                        ----------         --------------
NETHERLANDS -- 0.17%
Government of Netherlands
4.000%, due 01/15/37 ...........................EUR      1,575,000              1,905,882
5.000%, due 07/15/11 ..............................      1,840,000              2,474,725
                                                                           --------------
                                                                                4,380,607
                                                                           --------------
SWEDEN -- 0.08%
Government of Sweden
6.750%, due 05/05/14 ...........................SEK     12,000,000              1,974,725
8.000%, due 08/15/07 ..............................        975,000                142,861
                                                                           --------------
                                                                                2,117,586
                                                                           --------------
UNITED KINGDOM -- 0.69%
UK Gilts
4.750%, due 09/07/15 ...........................GBP      3,255,000              6,028,476
4.750%, due 03/07/20 ..............................        780,000              1,454,952
5.000%, due 03/07/12 ..............................      5,370,000             10,047,380
                                                                           --------------
                                                                               17,530,808
                                                                           --------------

Total Foreign Government Bonds ....................                           166,180,439
                                                                           --------------
SOVEREIGN/SUPRANATIONAL BONDS -- 0.27%
Eurofima
6.250%, due 12/28/18 ...........................AUD      5,545,000              4,168,476
European Investment Bank
4.250%, due 12/07/10 ...........................GBP      1,310,000              2,346,782
Pemex Project Funding Master Trust
8.000%, due 11/15/11 .............................$        280,000                296,100
                                                                           --------------
Total Sovereign/SupraNational Bonds ...............                             6,811,358
                                                                           --------------
Total International Bonds .........................                           179,243,129
                                                                           --------------

Total Bonds (Cost $559,307,104) ...................                           553,449,437
                                                                           --------------

                                                      SHARES
                                                      ------------
INVESTMENT COMPANIES -- 13.81%
iShares Russell 2000 Value Index Fund .............        146,300             10,587,731
UBS Corporate Bond Relationship Fund* .............      3,736,739             41,264,431
UBS Emerging Markets Equity
Relationship Fund* ................................      4,562,691            105,819,748
UBS High Yield Relationship Fund* .................      1,245,107             24,695,325
UBS Small Cap Equity Relationship Fund* ...........      1,788,064             75,196,477
UBS U.S. Securitized Mortgage
Relationship Fund* ................................      7,836,055             94,719,098
                                                                           --------------
Total Investment Companies
(Cost $308,803,430) ...............................                           352,282,810
                                                                           --------------
SHORT-TERM INVESTMENTS -- 2.87%
Other* -- 2.79%
UBS Supplementary Trust --
U.S. Cash Management Prime Fund,
yield of 5.21% ....................................     71,114,396             71,114,396
                                                                           --------------
                                                        FACE
                                                        AMOUNT
                                                        ----------
US GOVERNMENT OBLIGATION -- 0.08%
US Treasury Bills (f)
yield of 4.25%, due 07/06/06 .....................$      2,200,000              2,198,372
                                                                           --------------
Total Short-Term Investments
(Cost $73,313,099) ................................                            73,312,768
                                                                           --------------

                                                      SHARES
                                                      ------------
INVESTMENT OF CASH COLLATERAL FOR
SECURITIES LOANED* -- 2.47%
UBS Supplementary Trust --
U.S. Cash Management Prime Fund,
yield of 5.21% ....................................     63,139,288             63,139,288
                                                                           --------------
Total Investments -- 102.70%
(Cost $2,449,897,073) .............................                         2,620,772,054
                                                                           --------------
Liabilities, in excess of cash and
other assets -- (2.70%) ...........................                           (68,847,020)
                                                                           --------------
Net Assets -- 100.00% .............................                        $2,551,925,034
                                                                           ==============

--------------------------------------------------------------------------------

UBS GLOBAL SECURITIES RELATIONSHIP FUND--SCHEDULE OF INVESTMENTS

June 30, 2006 (unaudited)
--------------------------------------------------------------------------------

NOTES TO SCHEDULE OF INVESTMENTS

Aggregate cost for federal income tax purposes, which was substantially the same for book purposes, was $2,449,897,073; and net unrealized appreciation consisted of:

Gross unrealized appreciation ...........................................    $215,960,760
Gross unrealized depreciation ...........................................     (45,085,779)
                                                                             ------------
Net unrealized appreciation .............................................    $170,874,981
                                                                             ============

+ Floating rate securities -- The interest rates shown are the current rates as of June 30, 2006.
++ Interest Only Security -- This security entitles the holder to receive interest from an underlying pool of mortgages. The risk associated with this security is related to the speed of the principal paydowns. High prepayments would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount of interest being received and cause the yield to increase.
(a)     Non-income producing security.
(b)     Security, or portion thereof, was on loan at June 30, 2006.
(c) Step Bonds -- Coupon rate increases in increments to maturity. Rate disclosed is as of June 30, 2006. Maturity date disclosed is the ultimate maturity date.
(d)     Security is illiquid. This security amounted to $41,715 or 0.00% of net assets.
(e)     All or a portion of this security is segregated for "To Be
        Announced" (TBA) securities.
(f)     This security was pledged to cover margin requirements for futures contracts.
*       Investment in affiliated mutual funds.
144A    Security exempt from registration under Rule 144A of the Securities
        Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2006, the value of these securities amounted to $20,048,650 or 0.79% of net assets.
AUD     Australian Dollar
CAD     Canadian Dollar
CPI     Consumer Price Index
EUR     Euro
GBP     British Pound
JPY     Japanese Yen
REIT    Real Estate Investment Trust
SEK     Swedish Krona
TBA (To Be Announced) Security is purchased on a forward commitment basis with an approximate principal (generally +/- 1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.
TIPS Treasury inflation protected securities ("TIPS") are debt securities issued by the US Treasury whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the TIPS is fixed, while the principal value rises or falls based on changes in a published Consumer Price Index ("CPI"). Thus, if inflation occurs, the principal and interest payments on the TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the TIPS generally pay lower interest rates than typical US Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury bond of the same maturity.

--------------------------------------------------------------------------------
16

UBS GLOBAL SECURITIES RELATIONSHIP FUND--SCHEDULE OF INVESTMENTS

June 30, 2006 (unaudited)
--------------------------------------------------------------------------------

FORWARD FOREIGN CURRENCY CONTRACTS

UBS Global Securities Relationship Fund had the following open forward foreign currency contracts as of June 30, 2006:

                                                                                                           UNREALIZED
                                                       CONTRACTS       IN                      MATURITY   APPRECIATION/
                                                       TO DELIVER      EXCHANGE FOR            DATE       (DEPRECIATION)
                                                       -------------   ---------------------   --------   --------------
British Pound .....................................       29,600,000   USD        55,563,640   11/20/06   $   650,313
Canadian Dollar ...................................       21,475,000   USD        19,577,009   11/20/06       260,762
Euro ..............................................       38,124,406   JPY     5,495,900,000   11/20/06      (218,557)
Euro ..............................................       96,980,000   USD       125,249,670   11/20/06        83,726
Euro ..............................................        9,875,000   USD        12,600,105   11/20/06      (144,932)
Japanese Yen ......................................    1,657,300,000   USD        15,442,314   11/20/06       670,424
United States Dollar ..............................       13,415,057   AUD        17,345,000   11/20/06      (548,189)
United States Dollar ..............................      104,251,833   CHF       124,705,000   11/20/06      (692,538)
United States Dollar ..............................       13,832,286   EUR        10,835,000   11/20/06       151,762
United States Dollar ..............................      159,801,714   JPY    17,337,400,000   11/20/06    (5,269,549)
United States Dollar ..............................      130,914,949   SEK       942,640,000   11/20/06     1,571,286
United States Dollar ..............................       79,491,886   SGD       123,435,000   11/20/06      (972,946)
United States Dollar ..............................       74,504,703   THB     2,812,180,000   11/20/06      (859,150)
                                                                                                          -----------
Total net unrealized depreciation on forward
foreign currency contracts ........................                                                       $(5,317,588)
                                                                                                          ===========

Currency Type Abbreviations:
AUD         Australian Dollar
CHF         Swiss Franc
EUR         Euro
JPY         Japanese Yen
SEK         Swedish Krona
SGD         Singapore Dollar
THB         Thailand Baht
USD         United States Dollar

FUTURES CONTRACTS

UBS Global Securities Relationship Fund had the following open futures contracts as of June 30, 2006:

                                                                                                          UNREALIZED
                                                      EXPIRATION         COST/                            APPRECIATION/
                                                      DATES              PROCEEDS         VALUE           (DEPRECIATION)
                                                      --------------   -------------      -----------     --------------
US TREASURY FUTURES BUY CONTRACTS:
5 Year US Treasury Notes, 150 contracts ...........   September 2006     $15,577,163      $15,510,938     $   (66,225)
10 Year US Treasury Notes, 69 contracts ...........   September 2006       7,261,636        7,235,297         (26,339)

INDEX FUTURES BUY CONTRACTS:
Amsterdam Exchanges Index, 349 contracts (EUR) ....        July 2006      37,942,544       39,344,679       1,402,135
FTSE 100 Index, 608 contracts (GBP) ...............        July 2006      64,296,746       65,491,267       1,194,521

INDEX FUTURES SALE CONTRACTS:
DAX Index, 144 contracts (EUR) ....................   September 2006      24,578,417       26,368,128      (1,789,711)
Nikkei 225 Index, 191 contracts (JPY) .............   September 2006      26,234,663       25,886,141         348,522
S&P Toronto Stock Exchange 60 Index, 219 contracts
(CAD) .............................................   September 2006      24,844,818       25,778,554        (933,736)
S&P 500 Index, 54 contracts (USD) .................   September 2006      16,832,205       17,271,900        (439,695)
SPI 200 Index, 275 contracts (AUD) ................   September 2006      24,431,091       25,952,768      (1,521,677)
                                                                                                          -----------
Total net unrealized depreciation on futures
contracts .........................................                                                       $(1,832,205)
                                                                                                          ===========

The segregated aggregate market value of investments pledged to cover margin requirements for the open futures positions at June 30, 2006 was $2,198,372.

Currency Type Abbreviations:
AUD         Australian Dollar
CAD         Canadian Dollar
EUR         Euro
GBP         British Pound
JPY         Japanese Yen
USD         United States Dollar

--------------------------------------------------------------------------------
                 See accompanying notes to financial statements.              17

UBS EMERGING MARKETS EQUITY COMPLETION RELATIONSHIP FUND

--------------------------------------------------------------------------------

For the one-month period ended June 30, 2006 since its inception, UBS Emerging Markets Equity Completion Relationship Fund (the "Fund") declined 3.18% compared to the 0.27% decline of the MSCI Emerging Markets Index (net US) (in USD) (the "Index"). (Please note that these returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.)

A VOLATILE PERIOD FOR EMERGING MARKETS EQUITIES
Throughout the reporting period, our price to intrinsic value analysis showed emerging markets equities to be on the expensive side, and near the upper boundary of their normal range versus developed markets equities. By a number of valuation measures, emerging markets securities appeared to be valued similarly to their developed markets counterparts, the rarity of which suggested to us that a market correction was a distinct possibility.

In May 2006, the market declines we speculated may be coming began, lasting a little more than a month before finishing the reporting period on an uptick. Investors quickly lost their appetite for risk during this time, and removed money from the emerging markets asset class at a significant clip. We believe this "flight to quality," along with the record inflows into the asset class during the first quarter of 2006, were the primary drivers of the markets' volatility. We find emerging markets equities to currently hold strong balance sheets, both on the company-specific level and on the macroeconomic aggregate level.

Return on equity remains higher than in developed markets, with stronger earnings growth and lower leverage. Perhaps more importantly, valuations are no longer stretched, and offer fair value according to both our own intrinsic value analysis and in comparing conventional valuation ratios with their historical averages.

INDUSTRY WEIGHTINGS WERE A POSITIVE FOR THE FUND, WHILE STOCK SELECTION DETRACTED FROM RETURNS
Materials, energy and utilities were the leading sectors during the reporting period, while health care and IT were among the laggards. Brazil, Mexico and Russia were some of the best-performing major countries, while Israel and Turkey were down sharply. A sharp drop in Teva Pharmaceutical was the common driver dragging down both the heath care sector and the Israel index in June.

Country and sector selection were both positive, with the majority of the Fund's underperformance attributable to stock selection. The overweights in energy, Brazil, Russia and Taiwan along with the underweights in health care, Israel and South Africa all added value. The overweights in Turkey and Thailand along with underweights in materials, utilities, China and Peru detracted from relative performance for the month.

POTENTIAL INVESTMENT OPPORTUNITIES EXIST IN THE MONTHS AHEAD
Looking ahead, we believe evidence of cost pressures is as visible in emerging markets as in larger developed economies, suggesting that interest rates are likely to rise across the board. But the context for rising rates is one of transparent inflation-targeting regimes and floating currencies, rather than of currency overvaluation and debt crisis, as has been the case in previous interest rate up-cycles. We believe the fundamental implications for equity markets are therefore relatively benign, and with valuations now more in line with our fair value range, opportunities continue to exist in the emerging markets asset class.

--------------------------------------------------------------------------------

This letter is intended to assist shareholders in understanding how the Fund performed during the six-month period ended June 30, 2006. The views and opinions in the letter were current as of August 15, 2006. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent.

We encourage you to consult your financial advisor regarding your personal investment program.

--------------------------------------------------------------------------------
18

UBS EMERGING MARKETS EQUITY COMPLETION RELATIONSHIP FUND

--------------------------------------------------------------------------------

TOTAL RETURN (UNAUDITED)

                                                                                05/25/06*
                                                                                to 06/30/06
-------------------------------------------------------------------------------------------
UBS EMERGING MARKETS EQUITY COMPLETION RELATIONSHIP FUND                        (3.18)%
-------------------------------------------------------------------------------------------
MSCI Emerging Markets Index (net US) (in USD)**                                 (0.27)
-------------------------------------------------------------------------------------------

* Performance inception date of UBS Emerging Markets Equity Completion Relationship Fund. For illustration purposes, the since inception return for the Index is calculated as of 05/31/06, which is the closest month end to the inception date of the Fund.

** This benchmark has been calculated net of withholding tax from a US perspective.

    PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE, AND THE PERFORMANCE INFORMATION PROVIDED DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURN FOR PERIODS OF LESS THAN ONE YEAR HAS NOT BEEN ANNUALIZED. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED.

--------------------------------------------------------------------------------

UBS EMERGING MARKETS EQUITY COMPLETION RELATIONSHIP FUND

--------------------------------------------------------------------------------

TOP TEN EQUITY HOLDINGS (UNAUDITED)
As of June 30, 2006

                                                                 Percentage of
                                                                 net assets
------------------------------------------------------------------------------
Cia Vale do Rio Doce, ADR .........................               5.3%
Petroleo Brasileiro S.A., Preferred ...............               4.7
Kookmin Bank ......................................               4.6
Bank Hapoalim BM ..................................               4.2
Reliance Industries Ltd., GDR .....................               4.2
Teva Pharmaceutical Industries Ltd., ADR ..........               4.0
AU Optronics Corp. ................................               3.8
China Petroleum & Chemical Corp. ..................               3.7
Hyundai Motor Co. .................................               3.6
PT Bank Rakyat Indonesia ..........................               3.4
----------------------------------------------------------------------------
Total .............................................              41.5%

INDUSTRY DIVERSIFICATION (UNAUDITED)
As a percent of net assets
As of June 30, 2006
----------------------------------------------------------------------------

International Equities
Auto Components ...................................                2.05%
Automobiles .......................................                5.51
Capital Markets ...................................                0.96
Chemicals .........................................                0.63
Commercial Banks ..................................               21.99
Computers & Peripherals ...........................                1.71
Diversified Financial Services ....................                0.62
Diversified Telecommunication Services ............                3.36
Electric Utilities ................................                0.46
Electronic Equipment & Instruments ................               10.80
Food Products .....................................                0.44
Hotels, Restaurants & Leisure .....................                1.42
Household Durables ................................                2.63
Insurance .........................................                0.99
IT Services .......................................                1.77
Leisure Equipment & Products ......................                0.63
Marine ............................................                1.01
Metals & Mining ...................................                5.29
Multiline Retail ..................................                1.29
Oil & Gas .........................................               15.55
Pharmaceuticals....................................                3.99
Semiconductors & Semiconductor Equipment ..........                3.79
Specialty Retail ..................................                3.07
Textiles, Apparel & Luxury Goods ..................                2.10
Wireless Telecommunication Services ...............                4.64
                                                                 ------
Total International Equities ......................               96.70
Short-Term Investment .............................                3.54
                                                                 ------
Total Investments .................................              100.24
Liabilities, in excess of cash and other assets ...               (0.24)
                                                                 ------
Net Assets ........................................              100.00%
                                                                 ======

--------------------------------------------------------------------------------
20

UBS EMERGING MARKETS EQUITY COMPLETION RELATIONSHIP FUND--SCHEDULE
OF INVESTMENTS

June 30, 2006 (unaudited)
--------------------------------------------------------------------------------

                                                        SHARES              VALUE
                                                        ----------          -----------
INTERNATIONAL EQUITIES -- 96.70%
BRAZIL -- 9.97%
Cia Vale do Rio Doce, ADR .........................         88,500          $ 2,127,540
Petroleo Brasileiro S.A., Preferred ...............         94,867            1,885,602
                                                                            -----------
                                                                              4,013,142
                                                                            -----------
CHINA -- 5.74%
China Petroleum & Chemical Corp. ..................      2,578,000            1,477,164
Huadian Power International Corp., Ltd. ...........        648,000              183,562
Weiqiao Textile Co.................................        506,500              648,916
                                                                            -----------
                                                                              2,309,642
                                                                            -----------
HONG KONG -- 3.51%
China Netcom Group Corp.
Hong Kong Ltd. ....................................        243,000              425,531
China Travel International Investment
Hong Kong Ltd. ....................................      2,322,000              559,100
China Unicom Ltd. .................................        478,000              427,758
                                                                            -----------
                                                                              1,412,389
                                                                            -----------
INDIA -- 9.24%
ICICI Bank Ltd., ADR ..............................         56,300            1,331,495
Infosys Technology Ltd., ADR ......................          9,300              710,613
Reliance Industries Ltd., GDR, 144A ...............         36,857            1,676,994
                                                                            -----------
                                                                              3,719,102
                                                                            -----------
INDONESIA -- 6.91%
PT Bank Danamon Indonesia Tbk .....................        717,500              307,898
PT Bank Rakyat Indonesia ..........................      3,087,500            1,366,593
PT Indofood Sukses Makmur Tbk .....................      1,875,000              178,128
PT Indosat Tbk .....................................     2,007,000              926,258
                                                                            -----------
                                                                              2,778,877
                                                                            -----------
ISRAEL -- 8.20%
Bank Hapoalim BM ..................................        392,518            1,694,075
Teva Pharmaceutical Industries Ltd., ADR ..........         50,900            1,607,931
                                                                            -----------
                                                                              3,302,006
                                                                            -----------
KOREA -- 26.15%
Hyundai Department Store Co. Ltd. .................          6,711              518,489
Hyundai Mobis .....................................          9,727              823,271
Hyundai Motor Co. .................................         17,200            1,461,207
Hyundai Motor Co., Preferred ......................         15,150              758,498
Kookmin Bank ......................................         22,696            1,865,916
Korean Reinsurance Co. ............................         35,590              399,508
LG Electronics, Inc................................         17,443            1,057,152
LG Philips LCD Co. Ltd. (a) .......................         29,360            1,092,393
SK Corp. ..........................................         18,976            1,220,064
SK Telecom Co. Ltd. ...............................          4,295              923,510
STX Pan Ocean Co. Ltd. ............................        989,000              406,134
                                                                            -----------
                                                                             10,526,142
                                                                            -----------

MALAYSIA -- 0.65%
AMMB Holdings Bhd .................................        363,200              249,085
Tanjong PLC .......................................          3,200               11,757
                                                                            -----------
                                                                                260,842
                                                                            -----------
PHILIPPINES -- 0.58%
Globe Telecom Inc..................................         13,300              232,817
                                                                            -----------
SOUTH AFRICA -- 6.23%
Edgars Consolidated Stores Ltd. ...................        306,342            1,236,904
Standard Bank Group Ltd. ..........................        118,418            1,271,714
                                                                            -----------
                                                                              2,508,618
                                                                            -----------
TAIWAN -- 17.01%
AU Optronics Corp. ................................      1,096,000            1,546,976
Chi Mei Optoelectronics Corp. .....................        963,000            1,069,256
Delta Electronics, Inc.............................        224,650              638,338
Far EasTone Telecommunications Co. Ltd. ...........        253,000              282,869
Giant Manufacturing Co. Ltd. ......................        158,000              255,709
King Yuan Electronics Co. Ltd. ....................        442,000              371,320
Lite-On It Corp. ..................................        590,000              689,723
Pou Chen Corp. ....................................        225,000              198,054
Taiwan Fertilizer Co. Ltd. ........................        153,000              254,232
Taiwan Semiconductor Manufacturing
Co. Ltd. ..........................................        639,007            1,152,591
Yuanta Core Pacific Securities Co. ................        585,000              386,657
                                                                            -----------
                                                                              6,845,725
                                                                            -----------
TURKEY -- 2.51%
Turkiye Garanti Bankasi AS ........................        406,115            1,011,117
                                                                            -----------
Total International Equities (Cost $38,875,592) ...                          38,920,419
                                                                            -----------
SHORT-TERM INVESTMENT* -- 3.54%
INVESTMENT COMPANY -- 3.54%
UBS U.S. Cash Management Prime
Relationship Fund, yield of 5.20%
(Cost $1,423,527) .................................      1,423,527            1,423,527
                                                                            -----------
Total Investments -- 100.24%
(Cost $40,299,119) ................................                          40,343,946
Liabilities, in excess of cash and
other assets -- (0.24%) ...........................                             (95,401)
                                                                            -----------
Net Assets -- 100.00% .............................                         $40,248,545
                                                                            ===========

--------------------------------------------------------------------------------

UBS EMERGING MARKETS EQUITY COMPLETION RELATIONSHIP FUND--SCHEDULE
OF INVESTMENTS

June 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

NOTES TO SCHEDULE OF INVESTMENTS

Aggregate cost for federal income tax purposes, which was substantially the same for book purposes, was $40,299,119; and net unrealized appreciation consisted of:

Gross unrealized appreciation ..............................         $ 1,200,970
Gross unrealized depreciation ..............................          (1,156,143)
                                                                     -----------
Net unrealized appreciation ................................         $    44,827
                                                                     ===========

(a)     Non-income producing security.
144A Security exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2006, the value of this security amounted to $1,676,994 or 4.17% of net assets.
ADR     American Depositary Receipt.
GDR     Global Depositary Receipt.
*       Investment in affiliated mutual fund.

--------------------------------------------------------------------------------
22               See accompanying notes to financial statements.

UBS EMERGING MARKETS EQUITY RELATIONSHIP FUND

--------------------------------------------------------------------------------

For the six-month period ended June 30, 2006, UBS Emerging Markets Equity Relationship Fund (the "Fund") returned 6.44% compared to the 7.09% return of the MSCI Emerging Markets Index (net US) (in USD) (the "Index"). (Please note that these returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.)

The past six months were a particularly volatile period for emerging market equities, which posted significant gains during the first four months before declining in the final two months of the period. The Fund's underperformance of the Index during this time was primarily a result of stock selection.

A VOLATILE PERIOD FOR EMERGING MARKETS EQUITIES
Throughout the reporting period, our price to intrinsic value analysis showed emerging markets equities to be on the expensive side, and near the upper boundary of their normal range versus developed markets equities. By a number of valuation measures, emerging markets securities appeared to be valued similarly to their developed markets counterparts, the rarity of which suggested to us that a market correction was a distinct possibility.

In May 2006, the market declines we speculated may be coming began, lasting a little more than a month before finishing the reporting period on an uptick. Investors quickly lost their appetite for risk during this time, and removed money from the emerging markets asset class at a significant clip. We believe this "flight to quality," along with the record inflows into the asset class during the first quarter of 2006, were the primary drivers of the markets' volatility. We find emerging markets equities to currently hold strong balance sheets, both on the company-specific level and on the macroeconomic aggregate level.

Return on equity remains higher than in developed markets, with stronger earnings growth and lower leverage. Perhaps more importantly, valuations are no longer stretched, and offer fair value according to both our own intrinsic value analysis and in comparing conventional valuation ratios with their historical averages.

FUND MAINTAINED FOCUS ON BOTTOM-UP STOCK SELECTION
Our strategy during this time was to remain focused on bottom-up stock selection, seeking out the strongest companies within sectors and industries for the portfolio. In some instances, this meant limiting the Fund's exposure to energy and materials--two sectors whose valuations had become particularly unattractive. Those sectors performed quite well throughout the period, however, and our more defensive stance on those sectors detracted from relative returns.

At the same time, our overweight to consumer durables and health care, two sectors which were particularly badly hit, also affected Fund performance. However, our continued overweight to financials added value to the portfolio during the reporting period. We continue to believe that the long term prospects of the financial sector are attractive, and increased our holdings in that sector following the May sell-off.

On a country level, the Fund's overweight to Turkey hurt performance, with two Turkish banks, IS and Garanti, the source of most of the negative returns. Investments in Poland and China added value to the portfolio, though underweights to those countries affected relative returns, while overweights to Russia throughout the six-month period added to performance.

POTENTIAL INVESTMENT OPPORTUNITIES EXIST IN THE MONTHS AHEAD
Looking ahead, we believe evidence of cost pressures is as visible in emerging markets as in larger developed economies, suggesting that interest rates are likely to rise across the board. But the context for rising rates is one of transparent inflation-targeting regimes and floating currencies, rather than of currency overvaluation and debt crisis, as has been the case in previous interest rate upcycles. We believe the fundamental implications for equity markets are therefore relatively benign, and with valuations now more in line with our fair value range, opportunities continue to exist in the emerging markets asset class.

--------------------------------------------------------------------------------

This letter is intended to assist shareholders in understanding how the Fund performed during the six-month period ended June 30, 2006. The views and opinions in the letter were current as of August 15, 2006. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent.

We encourage you to consult your financial advisor regarding your personal investment program.

--------------------------------------------------------------------------------

UBS EMERGING MARKETS EQUITY RELATIONSHIP FUND

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN (UNAUDITED)

                                                        6 months           1 year            5 years           10 years
                                                        ended              ended             ended             ended
                                                        06/30/06           06/30/06          06/30/06          06/30/06
-----------------------------------------------------------------------------------------------------------------------
UBS EMERGING MARKETS EQUITY RELATIONSHIP FUND*          6.44%              36.60%            23.38%            8.17%
-----------------------------------------------------------------------------------------------------------------------
UBS Emerging Markets Equity Relationship Fund**         5.64               35.57             23.20             8.09
-----------------------------------------------------------------------------------------------------------------------
MSCI EM Emerging Markets Index (Gross)                  7.33               35.91             21.54             6.66
-----------------------------------------------------------------------------------------------------------------------
MSCI Emerging Markets Index (net US) (in USD)***        7.09               35.31             21.08             N/A
-----------------------------------------------------------------------------------------------------------------------

* Return based on NAV - does not include the payment of a 0.75% transaction charge on Fund share purchases and redemptions in each period presented, where applicable.

** Standardized total return - Includes the payment of a 0.75% transaction charge on Fund share purchases and redemptions in each period presented, where applicable.

*** This benchmark has been calculated net of withholding tax from a US perspective.

    Effective May 1, 2006, the Fund's index was changed from MSCI EM Emerging Markets Index (Gross) to MSCI Emerging Markets Index (net US) (in USD) because the new benchmark is more reflective of the type of return investors receive when they hold units of a Fund (that is net of dividend tax). Inception date of the MSCI Emerging Markets Index (net US) (in USD) was
    June 30, 1998.

    PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE, AND THE PERFORMANCE INFORMATION PROVIDED DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON THE REDEMPTION OF FUND SHARES. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURN FOR PERIODS OF LESS THAN ONE YEAR HAS NOT BEEN ANNUALIZED. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED.

--------------------------------------------------------------------------------
24

UBS EMERGING MARKETS EQUITY RELATIONSHIP FUND

--------------------------------------------------------------------------------

TOP TEN EQUITY HOLDINGS (UNAUDITED)
As of June 30, 2006

                                                                        Percentage of
                                                                        net assets
-------------------------------------------------------------------------------------
Petroleo Brasileiro S.A., Preferred ...............                      5.8%
LUKOIL, ADR .......................................                      3.5
Kookmin Bank ......................................                      3.4
Samsung Electronics Co. Ltd. ......................                      2.7
Taiwan Semiconductor Manufacturing Co. Ltd. .....                        2.5
Cia Vale do Rio Doce, Preferred ...................                      1.8
Teva Pharmaceutical Industries Ltd., ADR ..........                      1.6
Cemex S.A. de C.V. COP ............................                      1.5
OTP Bank Rt .......................................                      1.5
Hyundai Motor Co. Ltd., Preferred .................                      1.4
-------------------------------------------------------------------------------------
Total .............................................                     25.7%

INDUSTRY DIVERSIFICATION (UNAUDITED)
As a percent of net assets
As of June 30, 2006
-------------------------------------------------------------------------------

International Equities
Air Freight & Logistics ...........................                       0.29%
Auto Components ...................................                       0.67
Automobiles .......................................                       2.68
Beverages .........................................                       2.52
Capital Markets ...................................                       0.54
Chemicals .........................................                       0.59
Commercial Banks ..................................                      15.38
Communications Equipment ..........................                       0.08
Computers & Peripherals ...........................                       2.68
Construction & Engineering ........................                       1.38
Construction Materials ............................                       1.72
Diversified Financial Services ....................                       1.39
Diversified Telecommunication Services ............                       3.70
Electric Utilities ................................                       1.98
Electrical Equipment ..............................                       1.11
Electronic Equipment & Instruments ................                       3.68
Energy Equipment & Services .......................                       0.81
Food & Staples Retailing ..........................                       0.37
Food Products .....................................                       0.43
Health Care Providers & Services ..................                       0.05
Hotels, Restaurants & Leisure .....................                       0.81
Household Durables ................................                       1.31
Industrial Conglomerates ..........................                       0.37
Insurance .........................................                       3.18
IT Services .......................................                       1.27
Leisure Equipment & Products ......................                       0.19
Machinery .........................................                       0.24
Marine ............................................                       0.61
Media .............................................                       0.48
Metals & Mining ...................................                       7.14
Multiline Retail ..................................                       0.76
Oil & Gas .........................................                      19.93
Pharmaceuticals ...................................                       1.62
Real Estate .......................................                       0.17
Semiconductors & Semiconductor Equipment ..........                       7.82
Specialty Retail ..................................                       0.54
Textiles, Apparel & Luxury Goods ..................                       0.39
Tobacco ...........................................                       2.22
Transportation Infrastructure .....................                       0.70
Wireless Telecommunication Services ...............                       5.66
                                                                        ------
Total International Equities ......................                      97.46
Short-Term Investment .............................                       2.08
                                                                        ------
Total Investments .................................                      99.54
Cash and other assets, less liabilities ...........                       0.46
                                                                        ------
Net Assets ........................................                     100.00%
                                                                        ======

--------------------------------------------------------------------------------

UBS EMERGING MARKETS EQUITY RELATIONSHIP FUND--SCHEDULE OF INVESTMENTS

June 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

                                                                 SHARES               VALUE
                                                                 -----------          ------------
INTERNATIONAL EQUITIES -- 97.46%
BRAZIL -- 13.01%
Banco Itau Holding Financeira S.A., Preferred ..........             365,600          $ 10,608,966
Cia de Bebidas das Americas, ADR .......................             197,260             8,100,426
Cia Energetica de Minas Gerais, Preferred ..............          92,458,802             3,934,590
Cia Vale do Rio Doce, Preferred ........................             679,226            13,829,755
Cia Vale do Rio Doce, Preferred Series A (a)(b)(c) .....              23,646                     0
Petroleo Brasileiro S.A., Preferred ....................           2,211,179            43,949,978
Tele Norte Leste Participacoes S.A., ADR ...............             302,035             3,850,946
Unibanco-Uniao De Bancos Brasileiros S.A., ADR .........             140,600             9,334,434
Usinas Siderurgicas de Minas Gerais
S.A. Preferred .........................................             154,937             5,554,669
                                                                                      ------------
                                                                                        99,163,764
                                                                                      ------------
CHINA -- 4.07%
China Life Insurance Co. Ltd. ..........................           1,662,000             2,621,519
China Petroleum & Chemical Corp. .......................          15,048,000             8,622,330
Cosco Holdings .........................................           5,211,500             2,684,161
Dongfeng Motor Group Co. Ltd. (a) ......................          12,703,500             5,929,489
Huadian Power International Corp. Ltd. .................          10,588,000             2,999,317
Shanghai Electric Group Corp. Ltd. .....................          11,302,800             3,929,485
Shanghai Forte Land Co. Ltd. ...........................           3,149,400             1,277,392
Weiqiao Textile Co. ....................................           2,332,000             2,987,703
                                                                                      ------------
                                                                                        31,051,396
                                                                                      ------------
CZECH REPUBLIC -- 1.52%
CEZ ....................................................             157,861             5,324,592
Komercni Banka A.S. ....................................              42,837             6,270,034
                                                                                      ------------
                                                                                        11,594,626
                                                                                      ------------
EGYPT -- 0.57%
Orascom Telecom Holding SAE, GDR .......................             106,502             4,313,331
                                                                                      ------------
HONG KONG -- 3.23%
China Merchants Holdings International
Co. Ltd. ...............................................           1,746,000             5,316,934
China Netcom Group Corp. Hong Kong Ltd. ................           2,220,500             3,888,441
China Travel International .............................           3,754,000               903,903
China Unicom Ltd. ......................................           5,694,000             5,095,515
CNOOC Ltd. .............................................          11,841,000             9,452,918
                                                                                      ------------
                                                                                        24,657,711
                                                                                      ------------
HUNGARY -- 2.54%
Mol Magyar Olaj-es Gazipari Rt..........................              78,261             8,045,749
OTP Bank Rt. ...........................................             398,546            11,292,385
                                                                                      ------------
                                                                                        19,338,134
                                                                                      ------------
INDIA -- 6.78%
Astra Microwave Products Ltd. ..........................             143,700               591,623
Bharat Heavy Electricals Ltd. Participation
Certificates - Citigroup Global Markets
Holdings, Inc. (a)(c) ..................................             106,595             4,513,502
EIH Ltd. ...............................................                  12                   165
Hindalco Industries, Ltd. Participation
Certificates - Citigroup Global
Markets Holdings, Inc. (a) .............................             195,100               743,702
Hindalco Industries Ltd. Participation
Certificates - Citigroup Global
Markets Holdings, Inc. (a)(c) ..........................             204,604               779,930
Hindustan Lever Ltd. ...................................               4,855                24,154
ICICI Bank Ltd. Participation Certificates -
Citigroup Global Markets Holdings, Inc. (a)(c) .........             757,500             8,027,460
Indian Oil & Natural Gas Corp. Ltd.
Participation Certificates - Citigroup
Global Markets Holdings, Inc. (a)(c) ...................             126,100             3,034,863
Infosys Technology Ltd., ADR ...........................              79,000             6,036,390
ITC Ltd. ...............................................           1,635,802             6,480,675
NTPC Ltd. Participation Certificates -
ABN AMRO Bank NV (a)(c) ................................           1,056,000             2,547,107
Reliance Capital Ventures Ltd. Participation
Certificates- Citigroup Global Markets
Holdings, Inc. (a) .....................................             344,578               182,992
Reliance Communication Ventures Ltd.
Participation Certificates - Citigroup Global
Markets Holdings, Inc. (a) .............................             647,878             3,503,242
Reliance Energy Ventures Ltd. Participation
Certificates - Citigroup Global Markets
Holdings, Inc. (a) .....................................             344,578               253,718
Reliance Industries Ltd. Participation
Certificates - Citigroup Global Markets
Holdings, Inc. (a)(c) ..................................             416,778             9,594,313
Reliance Natural Resources Ltd. Participation
Certificates - Citigroup Global Markets
Holdings, Inc. (a) .....................................             344,578               149,686
Tata Consultancy Services Ltd. Participation
Certificates - Citigroup Global Markets
Holdings, Inc., 144A (a)(c) ............................              96,500             3,637,929
Union Bank of India ....................................             798,392             1,571,119
                                                                                      ------------
                                                                                        51,672,570
                                                                                      ------------
INDONESIA -- 3.50%
PT Astra Agro Lestari Tbk ..............................           2,730,500             1,916,037
PT Astra International Tbk .............................           2,929,076             3,083,071
PT Bank Rakyat .........................................          21,871,000             9,680,568
PT Indosat Tbk (a) .....................................           8,130,500             3,752,336
PT Medco Energi Intemasional Tbk .......................           4,223,500             1,698,428
PT Semen Gresik Persero Tbk ............................             548,500             1,409,295
PT Telekomunikasi Tbk ..................................           6,526,900             5,178,961
                                                                                      ------------
                                                                                        26,718,696
                                                                                      ------------
ISRAEL -- 1.62%
Teva Pharmaceutical Industries Ltd., ADR ...............             391,320            12,361,799
                                                                                      ------------
KOREA -- 18.92%
Binggrae Co. Ltd. ......................................              32,960             1,363,562
Daelim Industrial Co. ..................................              35,730             2,244,541
Daewoo Shipbuilding & Marine
Engineering Co. Ltd. ...................................              63,080             1,855,001
Daishin Securities Co. Ltd., Preferred .................             128,910             1,712,006
Hyundai Department Store Co. Ltd. ......................              74,910             5,787,513
Hyundai Development Co. ................................             139,650             6,034,941
Hyundai Mobis ..........................................              60,050             5,082,493
Hyundai Motor Co. Ltd. .................................               5,178               439,891
Hyundai Motor Co. Ltd., Preferred ......................             218,770            10,952,912
Kookmin Bank ...........................................             318,658            26,197,970
Korean Reinsurance Co. .................................             530,714             5,957,422
KT& G Corp. ............................................             126,884             7,409,089
LG Electronics, Inc. ...................................             112,762             6,834,061
LG Engineering & Construction Co. ......................              34,970             2,263,144
LG Philips LCD Co. Ltd., ADR (a) .......................             293,500             5,318,220
POSCO ..................................................              28,381             7,613,138
Samsung Electronics Co. Ltd. ...........................              32,811            20,853,790

--------------------------------------------------------------------------------
26

UBS EMERGING MARKETS EQUITY RELATIONSHIP FUND--SCHEDULE OF INVESTMENTS

June 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

                                                                 SHARES               VALUE
                                                                 -----------          ------------
Samsung Electronics Co. Ltd., Preferred ................              13,382          $  6,530,557
Sejong Securities Co. Ltd. (b)(c) ......................         726,000,000                     0
Shinhan Financial Group Co. Ltd. .......................             135,100             6,336,706
SK Cor. ................................................             102,367             6,581,699
SK Telecom Co. Ltd., ADR ...............................             209,544             4,907,520
STX Pan Ocean Co. Ltd ..................................           4,829,000             1,983,037
                                                                                      ------------
                                                                                       144,259,213
                                                                                      ------------
LUXEMBOURG -- 0.81%
Tenaris S. A., ADR .....................................             151,900             6,150,431
                                                                                      ------------
MALAYSIA -- 2.15%
AMMB Holdings Bhd ......................................           2,107,600             1,445,408
British American Tobacco Malaysia Bhd ..................             280,400             3,014,233
Bumiputra-Commerce Holdings Bhd ........................           1,401,700             2,269,728
Genting Bhd ............................................             796,000             5,134,086
Tanjong PLC ............................................              41,200               151,368
Telekom Malaysia Bhd ...................................           1,775,900             4,373,900
                                                                                      ------------
                                                                                        16,388,723
                                                                                      ------------
MEXICO -- 4.14%
Cemex S.A. de C.V. COP (a) .............................           2,058,849            11,736,324
Consorcio ARA S.A. de C.V. .............................             307,881             1,267,765
Fomento Economico Mexicano S.A. de C.V. ................           1,180,300             9,886,785
Grupo Financiero Banorte S.A. de C.V. ..................           1,870,900             4,338,558
Telefonos de Mexico S.A. de C.V., Series L, ADR ........             206,300             4,297,229
                                                                                      ------------
                                                                                        31,526,661
                                                                                      ------------
POLAND -- 0.24%
Polski Koncern Naftowy Orlen S.A. ......................             109,138             1,820,312
                                                                                      ------------
RUSSIA -- 10.26%
AFK Sistema GDR, 144A ..................................             260,840             5,164,632
LUKOIL, ADR ............................................             318,063            26,558,261
MMC Norilsk Nickel, ADR ................................              42,414             5,471,406
Mobile Telesystems OJSC ADR (a) ........................             125,700             3,700,608
NovaTek OAO GDR ........................................              76,931             3,384,964
Novolipetsk Steel GDR, 144A ............................             254,309             5,709,237
OAO Gazprom, ADR .......................................              63,718             2,663,412
OAO Gazprom Registered, ADR ............................             236,342             9,938,181
Polyus Gold Co., ADR (b)(c) ............................              58,100             2,411,150
Surgutneftegaz Preferred ...............................           2,292,263             2,406,876
Surgutneftegaz OJSC (a) ................................           3,267,267             4,835,555
Vimpel-Communications OAO, ADR (a) .....................             130,700             5,988,674
                                                                                      ------------
                                                                                        78,232,956
                                                                                      ------------
SOUTH AFRICA -- 5.74%
Anglo Platinum Ltd. ....................................              41,782             4,399,639
Bidvest Group Ltd. .....................................             202,841             2,793,661
Edgars Consolidated Stores Ltd. ........................             535,006             2,160,171
Gold Fields Ltd. .......................................             386,350             8,729,247
Imperial Holdings Ltd. (a) .............................             116,697             2,197,224
JD Group Ltd. ..........................................             208,972             1,934,667
Massmart Holdings Ltd. .................................             308,352             2,021,275
MTN Group Ltd. .........................................             482,028             3,556,385
Naspers Ltd. ...........................................             170,260             2,893,945
Sanlam Ltd. ............................................           2,041,140             4,127,828
Standard Bank Group Ltd. ...............................             569,739             6,118,536
Telkom SA Ltd ..........................................             155,565             2,863,741
                                                                                      ------------
                                                                                        43,796,319
                                                                                      ------------
TAIWAN -- 12.72%
Advanced Semiconductor Engineering, Inc. ...............           4,164,000             4,115,451
AU Optronics Corp., ADR ................................             397,310             5,657,694
Catcher Technology Co., Ltd. ...........................             140,000             1,483,129
Cathay Financial Holding Co., Ltd. (a) .................           4,820,000            10,539,912
Cathay Financial Holding Co., Ltd.
Participation Certificates - Citigroup
Global Markets Holdings, Inc. (a)(c) ...................             441,000               964,337
Delta Electronics, Inc..................................           1,741,325             4,947,939
Far EasTone Telecommunications Co. Ltd. ................           2,501,730             2,797,085
Formosa Chemicals & Fibre Corp. ........................           1,026,800             1,585,669
Foxconn Technology Co. Ltd. ............................             677,000             5,436,491
Giant Manufacturing Co. Ltd. ...........................             907,000             1,467,896
High Tech Computer Corp. ...............................             200,000             5,497,645
HON HAI Precision Industry Co. Ltd. ....................           1,634,142            10,094,306
King Yuan Electronics Co. Ltd. .........................           4,512,000             3,790,484
Lite-On Technology Corp. ...............................           4,289,006             6,351,875
MediaTek, Inc. .........................................             582,659             5,398,740
Taiwan Fertilizer Co. Ltd. .............................           1,770,000             2,941,117
Taiwan Semiconductor Manufacturing Co. Ltd. ............          10,508,116            18,953,717
Unimicron Technology Corp. .............................           1,588,000             2,069,758
Wistron Corp. (a) ......................................           1,441,000             1,691,236
Yuanta Core Pacific Securities Co. .....................           1,813,377             1,198,557
                                                                                      ------------
                                                                                        96,983,038
                                                                                      ------------
THAILAND -- 2.98%
Bangkok Bank PCL .......................................           1,316,500             3,660,782
Banpu PCL ..............................................             836,600             2,838,731
BEC World PCL ..........................................           2,026,400               797,377
Bumrungrad Hospital PCL NVDR ...........................             417,500               361,424
CP Seven Eleven PCL ....................................           4,131,700               780,384
Kasikornbank PCL .......................................           1,542,600             2,468,484
Kasikornbank PCL NVDR ..................................           1,437,200             2,224,418
Land & House PCL NVDR ..................................          10,049,900             1,858,651
PTT PCL ................................................             540,800             3,206,212
TelecomAsia Corp. PCL (a)(b)(c) ........................             216,818                     0
Thai Beverage PCL (a) ..................................           7,262,000             1,215,800
Thai Oil PCL ...........................................           1,998,800             3,329,585
                                                                                      ------------
                                                                                        22,741,848
                                                                                      ------------
TURKEY -- 2.66%
Turkcell Iletisim Hizmet AS ............................             903,451             4,139,033
Turkiye Garanti Bankasi AS .............................           2,880,287             7,171,141
Turkiye Is Bankasi .....................................           1,817,193             8,956,781
                                                                                      ------------
                                                                                        20,266,955
                                                                                      ------------
Total International Equities
(Cost $617,969,416) ....................................                               743,038,483
                                                                                      ------------

SHORT-TERM INVESTMENT* -- 2.08%
UBS Supplementary Trust --
U.S. Cash Management Prime Fund,
yield of 5.21% (Cost $15,855,061) ......................          15,855,061            15,855,061
                                                                                      ------------
Total Investments -- 99.54%
(Cost $633,824,477) ....................................                               758,893,544
Cash and other assets, less liabilities -- 0.46% .......                                 3,506,464
                                                                                      ------------
Net Assets -- 100.00% ..................................                              $762,400,008
                                                                                      ============

--------------------------------------------------------------------------------

UBS EMERGING MARKETS EQUITY RELATIONSHIP FUND--SCHEDULE OF INVESTMENTS

June 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

NOTES TO SCHEDULE OF INVESTMENTS

Aggregate cost for federal income tax purposes, which was substantially the same for book purposes, was $633,824,477; and net unrealized appreciation consisted of:

Gross unrealized appreciation ...................................   $140,576,870
Gross unrealized depreciation ...................................    (15,507,803)
                                                                    ------------
Net unrealized appreciation .....................................   $125,069,067
                                                                    ============

(a)        Non-income producing security.
(b) Security is illiquid. These securities amounted to $2,411,150 or 0.32% of net assets.
(c) Security is being fair valued by a valuation committee under the direction of the Board of Trustees. At June 30, 2006, the value of these securities amounted to $35,510,591 or 4.66% of net assets.
144A Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2006, the value of these securities amounted to $14,511,798 or 1.90% of net assets.
ADR        American Depositary Receipt.
COP        Certificate of Participation.
GDR        Global Depositary Receipt.
NVDR       Non Voting Depository Receipt.
*          Investment in affiliated mutual fund.

--------------------------------------------------------------------------------
28               See accompanying notes to financial statements.

UBS INTERNATIONAL EQUITY RELATIONSHIP FUND

--------------------------------------------------------------------------------

For the six-month period ended June 30, 2006, UBS International Equity Relationship Fund (the "Fund") returned 7.88% compared to the 10.12% return of the MCSI World Free ex USA Index (net US) (the "Index"). (Please note that these returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.)

Over the reporting period, returns were strong, although the Fund lagged the Index on a relative basis. The year began with a continuation of the themes present in 2005, as international equities continued to capture investors' attention. New money flowed into global stock funds at a booming rate, as investors seemed to have an insatiable appetite for risk--emerging markets and small cap stocks were some of the best performers over the period.

However, a much-anticipated equity market correction in May 2006 continued almost to the end of the reporting period, sending global indices to some of their biggest declines in years, triggered by macro fears of inflation, rising interest rates and concerns over the outlook for global growth.

Despite this fall in equity markets, our overall assessment of global equities in aggregate suggests that they are still modestly overvalued, with some significant regional and sector variations. While our limited exposure to certain sectors hampered the Fund's relative performance, we believe that over the longer term, the Fund is well positioned to take potential advantage of mispricings and undervalued investment opportunities.

STOCK SELECTION IN FINANCIALS INDUSTRY WAS A NEGATIVE
Although the sector ultimately detracted from returns during the period, we view banks as particularly attractive at present and we maintain conviction in our overweight position. We believe the market is overly concerned about the impact of higher interest rates and the risk of a housing slowdown. The banks we own--including ABN Amro, Royal Bank of Scotland and Bank of Ireland--have conservatively managed balance sheets and hedge the risk from higher rates.

LIMITED EXPOSURE TO BOOMING MATERIALS AND ENERGY SECTORS DETRACTED FROM RETURNS Despite the pullback in commodities prices toward the end of the reporting period, we believe the stock valuations of related companies remain stretched. Gold, silver and copper prices have all hit highs not seen in years, and while demand is still strong, we believe the market is overlooking increasing supply, as major metal companies work to accommodate a new, larger marketplace. Our research indicates that current prices are unsustainable over the longer term, making the sector fairly unattractive from a valuation perspective. As a result, we maintained an underweight position throughout the period. BHP Billiton was one example of a company we avoided due to what our research indicated was an excessive valuation.

PHARMACEUTICALS SECTOR OFFERED ATTRACTIVE INVESTMENT OPPORTUNITIES
The pharmaceuticals sector was one of the top contributors to performance. We held a moderate overweight position in pharmaceuticals during the period, as we believed a number of companies in the industry were mispriced relative to their growth prospects. Schering was one of the better performing companies. The shares rose on the back of takeover bids received from Merck KGaA, and then Bayer, and we sold our position on that strength. The overweight to Roche also contributed positively to returns. The company continued to deliver positive news on its product pipeline, particularly in cancer drugs.

OUTLOOK FOR INTERNATIONAL MARKETS REMAINS HEALTHY
We continue to believe that over the coming months and quarters, it is unlikely that international markets will be as fueled by commodity and oil prices and massive inflows of investor capital as they have been. Rather, we believe that markets could eventually reward those companies with solid fundamentals and industry leadership positions, such as those the Fund's management seeks to identify. With that in mind, we continue to focus on those very factors, building from the bottom up a risk-conscious portfolio of those investment opportunities we believe are most likely to be rewarded.

--------------------------------------------------------------------------------

This letter is intended to assist shareholders in understanding how the Fund performed during the six-month period ended June 30, 2006. The views and opinions in the letter were current as of August 15, 2006. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent.

We encourage you to consult your financial advisor regarding your personal investment program.

--------------------------------------------------------------------------------

UBS INTERNATIONAL EQUITY RELATIONSHIP FUND

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN (UNAUDITED)

                                                       6 Months     1 Year       5 Years      Annualized
                                                       ended        ended        ended        06/25/98* to
                                                       06/30/06     06/30/06     06/30/06     06/30/06
----------------------------------------------------------------------------------------------------------
UBS INTERNATIONAL EQUITY RELATIONSHIP FUND              7.88%       21.44%        9.87%       6.63%
----------------------------------------------------------------------------------------------------------
MSCI World Free ex USA Index (net US)**                10.12        26.90        10.42        5.98
----------------------------------------------------------------------------------------------------------

* Performance inception date of UBS International Equity Relationship Fund. For illustration purposes, the since inception return for the Index is calculated as of 06/30/98, which is the closest month end to the inception date of the Fund.

** This benchmark has been calculated net of withholding tax from a US perspective.

     PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE, AND THE PERFORMANCE INFORMATION PROVIDED DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON THE REDEMPTION OF FUND SHARES. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURN FOR PERIODS OF LESS THAN ONE YEAR HAS NOT BEEN ANNUALIZED. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED.

--------------------------------------------------------------------------------
30

UBS INTERNATIONAL EQUITY RELATIONSHIP FUND

--------------------------------------------------------------------------------

TOP TEN EQUITY HOLDINGS (UNAUDITED)
As of June 30, 2006

                                                                Percentage of
                                                                net assets
-----------------------------------------------------------------------------
ABN AMRO Holding NV .........................................    3.3%

BP PLC .......................................................   3.0

Credit Suisse Group ..........................................   2.7

Total S.A. ...................................................   2.7

Vodafone Group PLC ...........................................   2.6

Royal Bank of Scotland Group PLC .............................   2.3

Barclays PLC .................................................   2.2

Banco Santander Central Hispano S.A. .........................   2.1

Roche Holding AG .............................................   2.0

Allianz AG ...................................................   1.9
---------------------------------------------------------------------------
Total ........................................................  24.8%

INDUSTRY DIVERSIFICATION (UNAUDITED)
As a percent of net assets
As of June 30, 2006
------------------------------------------------------------------------

International Equities
Air Freight & Logistics ......................................    0.67%
Airlines .....................................................    0.74
Auto Components ..............................................    1.68
Automobiles ..................................................    3.31
Beverages ....................................................    2.40
Capital Markets ..............................................    3.22
Chemicals ....................................................    2.25
Commercial Banks .............................................   20.00
Commercial Services & Supplies ...............................    0.24
Communications Equipment .....................................    1.06
Construction & Engineering ...................................    0.23
Construction Materials .......................................    1.55
Consumer Finance .............................................    1.15
Distributors .................................................    0.11
Diversified Financial Services ...............................    0.65
Diversified Telecommunication Services .......................    3.29
Electric Utilities ...........................................    2.00
Electronic Equipment & Instruments ...........................    0.50
Food & Staples Retailing .....................................    2.72
Food Products ................................................    0.92
Gas Utilities ................................................    0.37
Health Care Equipment & Supplies .............................    0.45
Household Durables ...........................................    1.60
Household Products ...........................................    0.26
Industrial Conglomerates .....................................    0.49
Insurance ....................................................   10.83
Internet & Catalog Retail ....................................    0.45
Machinery ....................................................    2.26
Media ........................................................    1.90
Metals & Mining ..............................................    1.28
Office Electronics ...........................................    1.01
Oil & Gas ....................................................    7.18
Paper & Forest Products ......................................    0.87
Pharmaceuticals ..............................................    6.87
Real Estate ..................................................    1.10
Road & Rail ..................................................    1.53
Semiconductors & Semiconductor Equipment .....................    1.53
Specialty Retail .............................................    1.65
Textiles, Apparel & Luxury Goods .............................    0.25
Tobacco ......................................................    1.68
Trading Companies & Distributors .............................    1.89
Wireless Telecommunication Services ..........................    4.23
                                                                ------
Total International Equities .................................   98.37
Short-Term Investment ........................................    0.52
                                                                ------
Total Investments ............................................   98.89
Cash and other assets, less liabilities ......................    1.11
                                                                ------
Net Assets ...................................................  100.00%
                                                                ======

--------------------------------------------------------------------------------

UBS INTERNATIONAL EQUITY RELATIONSHIP FUND--SCHEDULE OF INVESTMENTS

June 30, 2006 (unaudited)
--------------------------------------------------------------------------------

                                                                  SHARES              VALUE
                                                                  ----------          ------------
INTERNATIONAL EQUITIES -- 98.37%
AUSTRALIA -- 2.37%
National Australia Bank Ltd. ...........................             241,915          $  6,320,609
Qantas Airways Ltd. ....................................           2,814,141             6,189,917
QBE Insurance Group Ltd. ...............................             474,776             7,232,524
                                                                                      ------------
                                                                                        19,743,050
                                                                                      ------------
AUSTRIA -- 0.52%
Telekom Austria AG .....................................             193,299             4,304,433
                                                                                      ------------
BELGIUM -- 2.18%
Fortis .................................................             158,127             5,383,957
KBC Groep NV S.A. ......................................              90,564             9,718,631
Solvay S.A. ............................................              26,839             3,087,842
                                                                                      ------------
                                                                                        18,190,430
                                                                                      ------------
CANADA -- 4.35%
Alcan, Inc..............................................              94,960             4,448,140
Canadian Pacific Railway Ltd. ..........................             131,200             6,688,696
Cott Corp. (a) .........................................             178,000             2,328,048
Falconbridge Ltd. ......................................              61,900             3,260,521
Inco Ltd. ..............................................              45,200             2,976,082
Magna International, Inc., Class A .....................              41,600             2,967,862
Manulife Financial Corp. ...............................             137,900             4,369,366
Toronto-Dominion Bank ..................................             181,900             9,235,951
                                                                                      ------------
                                                                                        36,274,666
                                                                                      ------------
FINLAND -- 1.50%
Nokia Oyj ..............................................             255,814             5,222,094
UPM-Kymmene Oyj ........................................             336,374             7,249,530
                                                                                      ------------
                                                                                        12,471,624
                                                                                      ------------
FRANCE -- 8.08%
AXA S.A. ...............................................             416,184            13,659,335
France Telecom S.A. ....................................             613,931            13,200,026
Sanofi-Aventis S.A. ....................................             165,084            16,110,798
Total S.A. .............................................             337,061            22,181,015
Unibail REIT ...........................................              12,281             2,141,003
                                                                                      ------------
                                                                                        67,292,177
                                                                                      ------------
GERMANY -- 7.27%
Allianz AG .............................................             102,579            16,206,277
Bayerische Motoren Werke AG ............................              78,599             3,926,782
Deutsche Postbank AG ...................................             119,891             8,627,279
E.ON AG ................................................             106,315            12,241,118
Hannover Rueckversicherung AG (a) ......................              55,909             1,955,810
IKB Deutsche Industriebank AG ..........................              29,274             1,070,867
MAN AG .................................................             103,756             7,513,990
Metro AG ...............................................              76,946             4,361,876
Premiere AG (a) ........................................              53,525               518,935
Siemens AG .............................................              47,404             4,124,801
                                                                                      ------------
                                                                                        60,547,735
                                                                                      ------------
HONG KONG -- 1.61%
Esprit Holdings Ltd. ...................................             494,500             4,036,838
Hutchison Telecommunications
International Ltd. (a) .................................           2,216,000             3,566,692
Sun Hung Kai Properties Ltd. ...........................             363,000             3,701,840
Yue Yuen Industrial Holdings ...........................             772,000             2,122,272
                                                                                      ------------
                                                                                        13,427,642
                                                                                      ------------
IRELAND -- 2.67%
Bank of Ireland ........................................             660,440            11,784,064
CRH PLC ................................................             167,177             5,435,500
Depfa Bank PLC .........................................             302,093             5,023,097
                                                                                      ------------
                                                                                        22,242,661
                                                                                      ------------
ITALY -- 2.25%
ENI SpA ................................................             217,951             6,420,078
UniCredito Italiano SpA ................................           1,571,907            12,304,551
                                                                                      ------------
                                                                                        18,724,629
                                                                                      ------------
JAPAN -- 20.14%
Aeon Co. Ltd. ..........................................             215,100             4,717,765
Aiful Corp. ............................................              93,300             4,981,326
Asahi Breweries Ltd. ...................................             387,000             5,434,367
Bank of Yokohama Ltd. ..................................             628,000             4,856,519
Bridgestone Corp. ......................................             371,700             7,161,818
Canon, Inc. ............................................             172,050             8,434,118
East Japan Railway Co. .................................                 814             6,045,963
Funai Electric Co. Ltd. ................................              31,700             3,074,712
Honda Motor Co. Ltd. ...................................             235,000             7,454,124
Japan Tobacco, Inc......................................                 958             3,490,790
KDDI Corp. .............................................                 503             3,089,907
Mitsubishi Corp. .......................................             372,600             7,439,628
Mitsui Fudosan Co. Ltd. ................................             153,000             3,322,309
Mitsui Sumitomo Insurance Co. Ltd. .....................             589,000             7,395,954
Nissan Motor Co. Ltd. ..................................             724,700             7,915,720
Nitto Denko Corp. ......................................             114,000             8,118,665
NOK Corp. ..............................................             134,700             3,907,759
Nomura Holdings, Inc. ..................................             229,200             4,295,998
NTN Corp. ..............................................             323,000             2,554,308
NTT DoCoMo, Inc. .......................................               4,549             6,678,015
Rohm Co. Ltd. ..........................................              75,100             6,713,325
Shin-Etsu Chemical Co. Ltd. ............................              90,600             4,924,257
SMC Corp. ..............................................              26,600             3,763,142
Sompo Japan Insurance, Inc..............................             312,000             4,362,111
Sumitomo Mitsui Financial Group, Inc....................                 982            10,382,908
Sumitomo Trust & Banking Co. Ltd. ......................             437,000             4,773,244
Takefuji Corp. .........................................              76,680             4,569,710
Tanabe Seiyaku Co. Ltd. ................................             191,000             2,349,948
Tokyo Gas Co. Ltd. .....................................             656,000             3,089,689
Toyota Motor Corp. .....................................             157,800             8,259,542
Yokogawa Electric Corp. ................................             297,400             4,238,548
                                                                                      ------------
                                                                                       167,796,189
                                                                                      ------------
NETHERLANDS -- 8.49%
ABN AMRO Holding NV ....................................             998,969            27,330,673
Aegon NV ...............................................             619,508            10,594,144
ASML Holding NV (a) ....................................             296,524             6,007,620
Koninklijke (Royal) Philips Electronics NV .............             237,724             7,428,207
Reed Elsevier NV .......................................             532,419             8,008,449
Royal KPN NV ...........................................             520,030             5,846,621
TNT NV .................................................             155,122             5,551,478
                                                                                      ------------
                                                                                        70,767,192
                                                                                      ------------
NORWAY -- 0.49%
Telenor ASA ............................................             333,900             4,036,366
                                                                                      ------------
SINGAPORE -- 0.11%
Jardine Cycle & Carriage Ltd. ..........................             145,000               916,069
                                                                                      ------------

--------------------------------------------------------------------------------
32

UBS INTERNATIONAL EQUITY RELATIONSHIP FUND--SCHEDULE OF INVESTMENTS

June 30, 2006 (unaudited)
--------------------------------------------------------------------------------

                                                                  SHARES              VALUE
                                                                  ----------          ------------
SPAIN -- 2.85%
Banco Santander Central Hispano S.A. ...................           1,203,826          $ 17,583,987
Repsol YPF S.A. ........................................             215,798             6,180,008
                                                                                      ------------
                                                                                        23,763,995
                                                                                      ------------
SWEDEN -- 1.63%
Electrolux AB, B Shares ................................             197,000             2,846,841
Husqvarna AB, B Shares (a) .............................             182,700             2,202,275
Sandvik AB .............................................             427,500             4,974,902
Telefonaktiebolaget LM Ericsson, B Shares ..............           1,084,000             3,584,840
                                                                                      ------------
                                                                                        13,608,858
                                                                                      ------------
SWITZERLAND -- 9.97%
Clariant AG (a) ........................................             184,140             2,613,250
Credit Suisse Group ....................................             402,701            22,530,570
Holcim Ltd. ............................................              97,179             7,448,098
Nestle S.A. ............................................              24,491             7,692,564
Novartis AG ............................................             222,899            12,069,784
Roche Holding AG .......................................             101,683            16,809,238
Straumann Holding AG ...................................              14,574             3,716,367
Swiss Reinsurance Co. ..................................             145,265            10,153,280
                                                                                      ------------
                                                                                        83,033,151
                                                                                      ------------
UNITED KINGDOM -- 21.89%
AstraZeneca PLC ........................................              58,168             3,510,898
Balfour Beatty PLC .....................................             303,329             1,926,746
Barclays PLC ...........................................           1,636,832            18,599,869
BP PLC .................................................           2,145,356            25,013,148
Diageo PLC .............................................             725,361            12,199,465
Gallaher Group PLC .....................................             670,928            10,483,746
GlaxoSmithKline PLC ....................................             228,197             6,376,146
GUS PLC ................................................             208,123             3,717,758
Kesa Electricals PLC ...................................             652,330             3,486,174
Kingfisher PLC .........................................           1,412,643             6,230,239
Prudential PLC .........................................           1,266,004            14,304,088
Rentokil Initial PLC ...................................             686,790             1,981,219
Royal Bank of Scotland Group PLC .......................             578,821            19,030,926
Scottish & Southern Energy PLC .........................             206,418             4,393,461
Taylor Nelson Sofres PLC ...............................             820,426             3,534,920
Tesco PLC ..............................................           2,205,090            13,619,359
Vodafone Group PLC .....................................          10,272,986            21,893,819
Wolseley PLC ...........................................             377,674             8,331,849
WPP Group PLC ..........................................             309,322             3,743,728
                                                                                      ------------
                                                                                       182,377,558
                                                                                      ------------
Total International Equities
(Cost $767,908,162) ....................................                               819,518,425
                                                                                      ------------
SHORT-TERM INVESTMENT* -- 0.52%
UBS Supplementary Trust --
U.S. Cash Management Prime Fund,
yield of 5.21% (Cost $4,342,554) .......................           4,342,554             4,342,554
                                                                                      ------------
Total Investments -- 98.89%
(Cost $772,250,716) ....................................                               823,860,979
Cash and other assets, less
liabilities -- 1.11% ...................................                                 9,214,639
                                                                                      ------------
Net Assets -- 100.00% ...................................                             $833,075,618
                                                                                      ============

NOTES TO SCHEDULE OF INVESTMENTS

Aggregate cost for federal income tax purposes, which was substantially the same for book purposes, was $772,250,716; and net unrealized appreciation consisted of:

Gross unrealized appreciation ..........................                  $ 65,114,730
Gross unrealized depreciation ..........................                   (13,504,467)
                                                                          ------------
Net unrealized appreciation ............................                  $ 51,610,263
                                                                          ============

(a)     Non-income producing security.
REIT    Real Estate Investment Trust.
*       Investment in affiliated mutual fund.

--------------------------------------------------------------------------------

UBS INTERNATIONAL EQUITY RELATIONSHIP FUND--SCHEDULE OF INVESTMENTS

June 30, 2006 (unaudited)
--------------------------------------------------------------------------------

FORWARD FOREIGN CURRENCY CONTRACTS

UBS International Equity Relationship Fund had the following open forward foreign currency contracts as of June 30,2006:

                                                                                                                   UNREALIZED
                                                            CONTRACTS        IN                      MATURITY      APPRECIATION/
                                                            TO DELIVER       EXCHANGE FOR            DATES         (DEPRECIATION)
                                                            -----------      --------------------    --------      --------------
British Pound ...........................................    16,350,000      USD       30,624,771     11/20/06     $   292,578
British Pound ...........................................     5,420,000      USD       10,029,399     11/20/06         (25,677)
Canadian Dollar .........................................    25,675,000      USD       23,405,807     11/20/06         311,760
Euro ....................................................    68,365,000      USD       88,293,398     11/20/06          59,022
Euro ....................................................    14,063,140      JPY    2,027,300,000     11/20/06         (80,620)
Euro ....................................................    22,885,000      USD       29,409,822     11/20/06        (126,399)
Japanese Yen ............................................   829,600,000      USD        7,539,872     11/20/06         145,459
Swiss Franc .............................................     7,180,000      USD        5,917,013     11/20/06         (45,504)
United States Dollar ....................................     4,800,858      CAD        5,370,000     11/20/06          29,328
United States Dollar ....................................     9,806,134      CHF       11,730,000     11/20/06         (65,141)
United States Dollar ....................................     5,077,515      DKK       29,280,000     11/20/06         (12,457)
United States Dollar ....................................    14,808,109      EUR       11,415,000     11/20/06         (75,491)
United States Dollar ....................................     7,223,556      EUR        5,605,000     11/20/06          10,463
United States Dollar ....................................     5,965,027      GBP        3,185,000     11/20/06         (56,279)
United States Dollar ....................................     3,979,254      JPY      447,300,000     11/20/06           7,632
United States Dollar ....................................    43,211,205      JPY    4,714,600,000     11/20/06      (1,188,910)
United States Dollar ....................................    42,383,756      SEK      305,180,000     11/20/06         508,704
United States Dollar ....................................    21,203,632      SGD       32,925,000     11/20/06        (259,523)

                                                                                                                   -----------
Total net unrealized depreciation on forward foreign
   currency contracts ...................................                                                          $  (571,055)
                                                                                                                   ===========

Currency Type Abbreviations:
CAD      Canadian Dollar
CHF      Swiss Franc
DKK      Danish Krone
EUR      Euro
GBP      British Pound
JPY      Japanese Yen
SEK      Swedish Krona
SGD      Singapore Dollar
USD      United States Dollar

--------------------------------------------------------------------------------
34               See accompanying notes to financial statements.

UBS LARGE-CAP SELECT EQUITY RELATIONSHIP FUND

--------------------------------------------------------------------------------

For the six-month period ended June 30, 2006, UBS Large-Cap Select Equity Relationship Fund (the "Fund") returned 1.97% compared to the 2.71% return of the S&P 500 Index (the "Index"). (Please note that these returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.)

The Fund's slight underperformance of the benchmark was due primarily to the portfolio's industry weightings. Two of the biggest detractors from performance were the energy reserves and computer software industries.

LIMITED EXPOSURE TO OIL RESERVES AND COMPUTER SOFTWARE SECTOR UNDERPERFORMANCE DETRACT FROM TOTAL RETURNS
During the past six months, as political turmoil in the Middle East continued, oil prices remained high and on occasion climbed even higher, setting record highs on more than one occasion. During this time, energy companies throughout the supply chain--from exploration and production companies to retail-focused operations--generally benefited from higher profit margins. Our view was and continues to be that current energy prices are unsustainably high. As a result, we maintained a limited exposure to the energy reserves sector during the Fund's fiscal year. The Fund's investment in integrated oil and gas company Marathon Oil posted solid gains over the six-month period, with GlobalSantaFe, a contract driller of oil and natural-gas wells, showing similar results. Although our limited exposure did detract from returns relative to the benchmark, we believe that maintaining a small position in certain industry leaders within the sector could prove prudent over the longer term, even if oil prices return to our estimated fair value range.

The second major detractor from Fund performance was the computer software sector, which delivered mixed results over the reporting period. Software behemoth Microsoft posted declines, in part due to disappointing earnings figures. Symantec, owner of the Norton brand desktop security software, also declined over the reporting period. Meanwhile, the Fund's shares in the software company Oracle posted gains after reporting solid profit and revenue growth fueled by demand for its business-application licenses. Although our largest holdings generally declined over the period, we believe that prospects in this sector could remain bright over the long term and maintain our overweight position.

FUND HOLDINGS IN RAILROAD COMPANIES AND DEPARTMENT STORES BENEFITED PERFORMANCE A prime example of industry weightings benefiting the portfolio was found in the Fund's exposure to the railroad industry. Burlington Northern Santa Fe is the nation's second largest railroad company, and the stock represented the Fund's only holding in the industry. With results in the industry rather mixed over the period, having a large position in a solid performer was a plus.

In the department store sector, shares of Costco, the US warehouse club retailer, continued to rise throughout the second quarter, building on steady sales growth over the past five years. Mid-tier clothing retailer Kohl's posted same-store sales gains, outperforming many of its retail competitors. Both stocks contributed positively to performance.

MANAGEMENT REMAINS CAUTIOUSLY OPTIMISTIC ON THE ECONOMY IN THE MONTHS AHEAD Looking ahead, a number of factors could determine the strength of the economy over the remainder of 2006. As the Federal Reserve Board continues to fight inflation, it may be forced to strike a difficult balance between maintaining price stability and avoiding raising short term interest rates too high, to the point of putting the brakes on what has been a period of economic expansion. Meanwhile, although a cooling housing market is an issue of some potential concern, other economic indicators remain solid--job growth and corporate profitability are stable, and we anticipate they should remain so over the months ahead. We continue to seek out undervalued industry leaders through extensive bottom-up research, and to position the portfolio accordingly.

--------------------------------------------------------------------------------

This letter is intended to assist shareholders in understanding how the Fund performed during the six-month period ended June 30, 2006. The views and opinions in the letter were current as of August 15, 2006. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent.

We encourage you to consult your financial advisor regarding your personal investment program.

--------------------------------------------------------------------------------

UBS LARGE-CAP SELECT EQUITY RELATIONSHIP FUND

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN (UNAUDITED)

                                                       6 Months     1 Year       5 Years      Annualized
                                                       ended        ended        ended        04/30/99* to
                                                       06/30/06     06/30/06     06/30/06     06/30/06
----------------------------------------------------------------------------------------------------------
UBS LARGE-CAP SELECT EQUITY RELATIONSHIP FUND          1.97%        8.74%        6.23%        2.10%
----------------------------------------------------------------------------------------------------------
S&P 500 Index                                          2.71         8.63         2.49         0.88
----------------------------------------------------------------------------------------------------------

*    Performance inception date of UBS Large-Cap Select Equity Relationship
     Fund.

     PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE, AND THE PERFORMANCE INFORMATION PROVIDED DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON THE REDEMPTION OF FUND SHARES. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURN FOR PERIODS OF LESS THAN ONE YEAR HAS NOT BEEN ANNUALIZED. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED.

--------------------------------------------------------------------------------
36

UBS LARGE-CAP SELECT EQUITY RELATIONSHIP FUND

--------------------------------------------------------------------------------

TOP TEN EQUITY HOLDINGS (UNAUDITED)
As of June 30, 2006

                                                                Percentage of
                                                                net assets
-----------------------------------------------------------------------------
Citigroup, Inc. .............................................   4.6%
Morgan Stanley ..............................................   3.9
Microsoft Corp. .............................................   3.8
Wells Fargo & Co. ...........................................   3.5
Masco Corp. .................................................   3.1
Wyeth .......................................................   2.9
Marathon Oil Corp. ..........................................   2.8
Illinois Tool Works, Inc. ...................................   2.8
Allergan, Inc................................................   2.8
JPMorgan Chase & Co. ........................................   2.8
-----------------------------------------------------------------------------
Total .......................................................   3.0%

INDUSTRY DIVERSIFICATION (UNAUDITED)
As a percent of net assets
As of June 30, 2006
------------------------------------------------------------------------

Equities
Aerospace & Defense ..........................................       2.19%
Air Freight & Logistics ......................................       2.04
Automobiles ..................................................       1.05
Beverages ....................................................       1.03
Biotechnology ................................................       1.70
Building Products ............................................       3.13
Capital Markets ..............................................       6.20
Commercial Banks .............................................       7.16
Commercial Services & Supplies ...............................       0.89
Computers & Peripherals ......................................       1.23
Diversified Consumer Services ................................       0.67
Diversified Financial Services ...............................       7.37
Diversified Telecommunication Services .......................       1.81
Electric Utilities ...........................................       1.58
Energy Equipment & Services ..................................       1.31
Food & Staples Retailing......................................       3.41
Health Care Equipment & Supplies .............................       1.74
Health Care Providers & Services .............................       4.95
Hotels, Restaurants & Leisure ................................       1.71
Insurance ....................................................       4.93
Internet & Catalog Retail ....................................       0.37
Machinery ....................................................       2.82
Media ........................................................       5.05
Multiline Retail .............................................       1.96
Multi-Utilities & Unregulated Power ..........................       2.21
Oil & Gas ....................................................       4.41
Pharmaceuticals ..............................................       9.41
Road & Rail ..................................................       2.35
Semiconductors & Semiconductor Equipment .....................       2.19
Software .....................................................       7.44
Thrifts & Mortgage Finance ...................................       2.04
Wireless Telecommunication Services ........................         2.72
                                                                   ------
Total Equities ...............................................      99.07
Short-Term Investment ........................................       1.35
                                                                   ------
Total Investments ............................................     100.42
Liabilities, in excess of cash and other assets ..............      (0.42)
                                                                   ------
Net Assets ...................................................     100.00%
                                                                   ======

--------------------------------------------------------------------------------

UBS LARGE-CAP SELECT EQUITY RELATIONSHIP FUND--SCHEDULE OF INVESTMENTS

June 30, 2006 (unaudited)
--------------------------------------------------------------------------------

                                                                  SHARES              VALUE
                                                                  ----------          -----------
EQUITIES -- 99.07%
AEROSPACE & DEFENSE -- 2.19%
Lockheed Martin Corp. ..................................               1,800          $   129,132
Northrop Grumman Corp. .................................               1,900              121,714
                                                                                      -----------
                                                                                          250,846
                                                                                      -----------
AIR FREIGHT & LOGISTICS -- 2.04%
FedEx Corp. ............................................               2,000              233,720
                                                                                      -----------
AUTOMOBILES -- 1.05%
Harley-Davidson, Inc....................................               2,200              120,758
                                                                                      -----------
BEVERAGES -- 1.03%
Anheuser-Busch Cos., Inc. ..............................               2,600              118,534
                                                                                      -----------
BIOTECHNOLOGY -- 1.70%
Genzyme Corp. (a) ......................................               3,200              195,360
                                                                                      -----------
BUILDING PRODUCTS -- 3.13%
Masco Corp. ............................................              12,100              358,644
                                                                                      -----------
CAPITAL MARKETS -- 6.20%
Mellon Financial Corp. .................................               7,800              268,554
Morgan Stanley .........................................               7,000              442,470
                                                                                      -----------
                                                                                          711,024
                                                                                      -----------
COMMERCIAL BANKS -- 7.16%
Fifth Third Bancorp ....................................               6,200              229,090
PNC Financial Services Group, Inc. .....................               2,800              196,476
Wells Fargo & Co. ......................................               5,900              395,772
                                                                                      -----------
                                                                                          821,338
                                                                                      -----------
COMMERCIAL SERVICES & SUPPLIES -- 0.89%
Cendant Corp. ..........................................               6,300              102,627
                                                                                      -----------
COMPUTERS & PERIPHERALS -- 1.23%
Dell, Inc. (a) .........................................               5,800              141,578
                                                                                      -----------
DIVERSIFIED CONSUMER SERVICES -- 0.67%
H & R Block, Inc........................................               3,200               76,352
                                                                                      -----------
DIVERSIFIED FINANCIAL SERVICES -- 7.37%
Citigroup, Inc..........................................              10,900              525,816
JPMorgan Chase & Co. ...................................               7,600              319,200
                                                                                      -----------
                                                                                          845,016
                                                                                      -----------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 1.81%
AT&T, Inc...............................................               6,300              175,707
Embarq Corp. (a) .......................................                 778               31,890
                                                                                      -----------
                                                                                          207,597
                                                                                      -----------
ELECTRIC UTILITIES -- 1.58%
American Electric Power Co., Inc. ......................               5,300              181,525
                                                                                      -----------
ENERGY EQUIPMENT & SERVICES -- 1.31%
GlobalSantaFe Corp. ....................................               2,600              150,150
                                                                                      -----------
FOOD & STAPLES RETAILING -- 3.41%
Costco Wholesale Corp. .................................               3,900              222,807
Kroger Co. .............................................               7,700              168,322
                                                                                      -----------
                                                                                          391,129
                                                                                      -----------
HEALTH CARE EQUIPMENT & SUPPLIES -- 1.74%
Boston Scientific Corp. (a) ............................               4,900               82,516
Medtronic, Inc. ........................................               2,500              117,300
                                                                                      -----------
                                                                                          199,816
                                                                                      -----------
HEALTH CARE PROVIDERS & SERVICES -- 4.95%
Caremark Rx, Inc. ......................................               2,700              134,649
Medco Health Solutions, Inc. (a) .......................               3,100              177,568
UnitedHealth Group, Inc.................................               5,700              255,246
                                                                                      -----------
                                                                                          567,463
                                                                                      -----------
HOTELS, RESTAURANTS & LEISURE -- 1.71%
Carnival Corp. .........................................               4,700              196,178

INSURANCE -- 4.93%
Allstate Corp. .........................................               2,100              114,933
American International Group, Inc.......................               4,900              289,345
Hartford Financial Services Group, Inc. ................               1,900              160,740
                                                                                      -----------
                                                                                          565,018
                                                                                      -----------
INTERNET & CATALOG RETAIL -- 0.37%
Expedia, Inc. (a) ......................................               2,850               42,665
                                                                                      -----------
MACHINERY -- 2.82%
Illinois Tool Works, Inc. ..............................               6,800              323,000
                                                                                      -----------
MEDIA -- 5.05%
DIRECTV Group, Inc. (a) ................................              10,500              173,250
News Corp., Inc.........................................               4,800               92,064
Omnicom Group, Inc......................................               3,000              267,270
Univision Communications, Inc. (a) .....................               1,400               46,900
                                                                                      -----------
                                                                                          579,484
                                                                                      -----------
MULTILINE RETAIL -- 1.96%
Kohl's Corp. (a) .......................................               3,800              224,656
                                                                                      -----------
MULTI-UTILITIES & UNREGULATED POWER -- 2.21%
NiSource, Inc. .........................................               7,000              152,880
Sempra Energy ..........................................               2,200              100,056
                                                                                      -----------
                                                                                          252,936
                                                                                      -----------
OIL & GAS -- 4.41%
EOG Resources, Inc. ....................................                 400               27,736
ExxonMobil Corp. .......................................               2,500              153,375
Marathon Oil Corp. .....................................               3,900              324,870
                                                                                      -----------
                                                                                          505,981
                                                                                      -----------
PHARMACEUTICALS -- 9.41%
Allergan, Inc. .........................................               3,000              321,780
Bristol-Myers Squibb Co. ...............................               5,800              149,988
Johnson & Johnson ......................................               4,500              269,640
Wyeth ..................................................               7,600              337,516
                                                                                      -----------
                                                                                        1,078,924
                                                                                      -----------
ROAD & RAIL -- 2.35%
Burlington Northern Santa Fe Corp. .....................               3,400              269,450
                                                                                      -----------
SEMICONDUCTORS & SEMICONDUCTOR
EQUIPMENT -- 2.19%
Intel Corp. ............................................               8,500              161,075
Xilinx, Inc. ...........................................               4,000               90,600
                                                                                      -----------
                                                                                          251,675
                                                                                      -----------

--------------------------------------------------------------------------------
38

UBS LARGE-CAP SELECT EQUITY RELATIONSHIP FUND--SCHEDULE OF INVESTMENTS

June 30, 2006 (unaudited)
--------------------------------------------------------------------------------

                                                                  SHARES              VALUE
                                                                  ----------          -----------
SOFTWARE -- 7.44%
Microsoft Corp. ........................................              18,800          $   438,040
Oracle Corp. (a) .......................................              19,100              276,759
Symantec Corp. (a) .....................................               8,900              138,306
                                                                                      -----------
                                                                                          853,105
                                                                                      -----------
THRIFTS & MORTGAGE FINANCE -- 2.04%
Freddie Mac ............................................               4,100              233,741
                                                                                      -----------
WIRELESS TELECOMMUNICATION SERVICES -- 2.72%
Sprint Nextel Corp. ....................................              15,578              311,404
                                                                                      -----------
Total Equities (Cost $9,580,039) .......................                               11,361,694
                                                                                      -----------
SHORT-TERM INVESTMENT* -- 1.35%
UBS Supplementary Trust --
U.S. Cash Management Prime Fund,
yield of 5.21% (Cost $154,279) .........................             154,279              154,279
                                                                                      -----------
Total Investments -- 100.42%
(Cost $9,734,318) ......................................                               11,515,973
Liabilities, in excess of cash and
other assets -- (0.42%) ................................                                  (47,985)
                                                                                      -----------
Net Assets -- 100.00% ..................................                              $11,467,988
                                                                                      ===========

NOTES TO SCHEDULE OF INVESTMENTS

Aggregate cost for federal income tax purposes, which was substantially the same for book purposes, was $9,734,318; and net unrealized appreciation consisted of:

Gross unrealized appreciation ...................................   $2,175,759
Gross unrealized depreciation ...................................     (394,104)
                                                                    ----------
Net unrealized appreciation .....................................   $1,781,655
                                                                    ==========

(a)    Non-income producing security.
*      Investment in affiliated mutual fund.

--------------------------------------------------------------------------------
                 See accompanying notes to financial statements.              39

UBS SMALL-CAP EQUITY RELATIONSHIP FUND

--------------------------------------------------------------------------------

For the six-month period ended June 30, 2006, UBS Small-Cap Equity Relationship Fund (the "Fund") returned 2.42% compared to the 8.21% return of the Russell 2000 Index (the "Index"). (Please note that these returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.)

Although the Fund posted positive returns for the reporting period, it did lag the benchmark by a rather significant margin. This underperformance was primarily the result of poor stock selection, as a number of the Fund's holdings failed to provide the returns over the past six months that we had hoped they would. That said, we remain optimistic regarding the potential returns for many of the companies in the portfolio over longer time periods.

PAST SIX MONTHS WERE A DIFFICULT PERIOD FOR "QUALITY" STOCKS; STOCK SELECTION DETRACTED FROM TOTAL RETURNS
Our investment philosophy and process favors companies that generate positive earnings over time, believing that it is these earnings, and the ensuing cash flow, that we are buying when we decide to invest in a company's stock. Over the full course of the 19-plus years that the team has been managing this strategy, we believe our clients have been rewarded for adhering to this fundamentals-based investment process. From time to time, however--particularly during periods when overall market volatility is relatively low--companies with lower quality earnings streams rally relative to the rest of the market. Historically, these situations are temporary and relatively brief, but we have found that our strategy tends to underperform the market during these periods. The past six months, and particularly the first quarter of 2006, was an example of such a period, as high price-to-earnings and even non-earnings stocks outperformed the overall market.

During the reporting period, stock selection as a whole was the primary detractor from performance. Certain holdings that did perform poorly during the period such as Tuesday Morning Corp. and Movie Gallery, both retail companies, the latter of which was sold before the period ended. A secondary factor was the relatively strong performance of companies that we did not own. Again, we believe that in many cases the inferior long-term earnings characteristics of these stocks will lead to their eventual underperformance over time, and have consequently positioned the portfolio in stocks that we believe offer more attractive long-term opportunities for excess returns.

LIMITED EXPOSURE TO BOOMING MATERIALS SECTORS DETRACTED FROM RETURNS
Throughout the past six months, materials and commodities--and particularly metals-experienced an extraordinary run-up in prices not seen in years, if not decades. We believe a number of factors led to this spike in prices. China was no doubt one influence; as the country continues to industrialize, it will remain one of the world's largest consumers of metal and other materials as it builds its infrastructure. As a result, demand for materials was high during the reporting period, but we believe the market has tended to overlook the accompanying increasing supply, as major metal companies work to accommodate a new, larger marketplace. Our research indicates that current prices are unsustainable over the longer term, making the sector fairly unattractive from a valuation perspective. As a result, we maintained an significant underweight position throughout the period, which detracted from the Fund's relative returns.

STOCK SELECTION IN COMPUTER SOFTWARE WAS A POSITIVE FOR FUND PERFORMANCE
One bright spot during the reporting period was found in the computer software industry. The Fund had a significant underweight position, holding the stock of only one company--Reynolds & Reynolds. The company provides forms, documents and consumer systems to auto manufacturers and retailers. Over the past six months, the stock has performed well, particularly in comparison to the rest of the software industry. Both stock selection and weighting within the industry benefited the Fund's performance.

MANAGEMENT REMAINS CAUTIOUSLY OPTIMISTIC ON THE ECONOMY IN THE MONTHS AHEAD Looking ahead, a number of factors may determine the strength of the economy over the remainder of 2006. As the Federal Reserve Board continues to fight inflation, it may be forced to strike a difficult balance between maintaining price stability and avoiding raising short term interest rates too high, to the point of putting the brakes on what has been a period of

--------------------------------------------------------------------------------
40

UBS SMALL-CAP EQUITY RELATIONSHIP FUND

--------------------------------------------------------------------------------

robust economic expansion. We generally believe that the system for implementing monetary policy in the US is dynamic enough to make that balance possible. Meanwhile, although a cooling housing market is an issue of some potential concern, other economic indicators remain solid--job growth and corporate profitability are both stable, and we anticipate they should remain so over the months ahead. Ultimately, we believe the equity markets may reward those companies that are leaders within their industries and are able to navigate an ever-changing economic landscape. We continue to seek out those companies through extensive bottom-up research, and to position the portfolio accordingly.

--------------------------------------------------------------------------------

This letter is intended to assist shareholders in understanding how the Fund performed during the six-month period ended June 30, 2006. The views and opinions in the letter were current as of August 15, 2006. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent.

We encourage you to consult your financial advisor regarding your personal investment program.

--------------------------------------------------------------------------------

UBS SMALL-CAP EQUITY RELATIONSHIP FUND

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN (UNAUDITED)

                                                            6 months          1 year            5 years           10 years
                                                            ended             ended             ended             ended
                                                            06/30/06          06/30/06          06/30/06          06/30/06
--------------------------------------------------------------------------------------------------------------------------
UBS SMALL-CAP EQUITY RELATIONSHIP FUND                      2.42%              8.98%            11.20%            12.03%
--------------------------------------------------------------------------------------------------------------------------
Russell 2000 Index                                          8.21              14.58              8.50              9.05
--------------------------------------------------------------------------------------------------------------------------

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE, AND THE PERFORMANCE INFORMATION PROVIDED DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON THE REDEMPTION OF FUND SHARES. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURN FOR PERIODS OF LESS THAN ONE YEAR HAS NOT BEEN ANNUALIZED. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED.

--------------------------------------------------------------------------------
42

UBS SMALL-CAP EQUITY RELATIONSHIP FUND

--------------------------------------------------------------------------------

TOP TEN EQUITY HOLDINGS (UNAUDITED)
As of June 30, 2006

                                                         Percentage of
                                                         net assets
----------------------------------------------------------------------
Apollo Investment Corp. .............................     2.4%
Harris Corp. ........................................     2.3
Oceaneering International, Inc. .....................     2.0
Triumph Group, Inc. .................................     2.0
Jackson Hewitt Tax Service, Inc. ....................     2.0
Esterline Technologies Corp. ........................     1.9
IndyMac Bancorp, Inc. ...............................     1.8
Nautilus, Inc. ......................................     1.8
Equitable Resources, Inc. ...........................     1.7
Boston Private Financial Holdings, Inc. .............     1.7
---------------------------------------------------------------------
Total ...............................................    19.6%

INDUSTRY DIVERSIFICATION (UNAUDITED)
As a percent of net assets
As of June 30, 2006
----------------------------------------------------------------------

Equities
Aerospace & Defense .................................      3.94
Airlines ............................................      1.15
Apparel Retail. .....................................      1.10
Auto Components......................................      0.80
Biotechnology........................................      2.21
Building Products ...................................      3.49
Capital Markets .....................................      3.99
Chemicals ...........................................      0.89
Commercial Banks ....................................      6.23
Commercial Services & Supplies ......................      6.70
Communications Equipment ............................      3.81
Containers & Packaging ..............................      0.64
Diversified Financial Services ......................      2.61
Diversified Telecommunication Services ..............      0.58
Electric Utilities ..................................      1.23
Electrical Equipment ................................      1.64
Electronic Equipment & Instruments ..................      3.49
Energy Equipment & Services .........................      2.04
Food & Staples Retailing ............................      0.37
Health Care Equipment & Supplies ....................      3.17
Health Care Providers & Services ....................      6.99
Hotels, Restaurants & Leisure .......................      2.04
Household Durables ..................................      4.01
Insurance ...........................................      1.23
Internet Software & Services ........................      2.51
IT Services .........................................      0.30
Leisure Equipment & Products ........................      1.76
Machinery ...........................................      1.76
Media ...............................................      1.77
Metals & Mining .....................................      0.70
Multiline Retail ....................................      0.37
Multi-Utilities & Unregulated Power .................      2.12
Oil & Gas ...........................................      1.84
Personal Products ...................................      1.80
Pharmaceuticals .....................................      1.05
Real Estate .........................................      5.81
Road & Rail .........................................      3.36
Software ............................................      1.14
Specialty Retail ....................................      1.62
Textiles, Apparel & Luxury Goods ....................      1.10
Thrifts & Mortgage Finance ..........................      2.71
Wireless Telecommunication Services .................      0.75
                                                         ------
Total Equities ......................................     96.82*
Short-Term Investments ..............................      2.84
                                                         ------
Total Investments ...................................     99.66
Cash and other assets, less liabilities .............      0.34
                                                         ------
Net Assets ..........................................    100.00%
                                                         ======

* The Fund held a long position in US stock index futures which resulted in an increase in the Fund's exposure to equities from 96.82% to 96.93%.

--------------------------------------------------------------------------------

UBS SMALL-CAP EQUITY RELATIONSHIP FUND--SCHEDULE OF INVESTMENTS

June 30, 2006 (unaudited)
--------------------------------------------------------------------------------

                                                   SHARES          VALUE
                                                   -----------     ------------
EQUITIES -- 96.82%
Aerospace & Defense -- 3.94%
Esterline Technologies Corp. (a) .............         231,400     $  9,623,926
Triumph Group, Inc. (a) ......................         205,100        9,844,800
                                                                   ------------
                                                                     19,468,726
                                                                   ------------
AIRLINES -- 1.15%
AMR Corp. (a) ................................         180,100        4,578,142
Pinnacle Airlines Corp. (a) ..................         152,600        1,074,304
                                                                   ------------
                                                                      5,652,446
                                                                   ------------
APPAREL RETAIL -- 1.10%
True Religion Apparel, Inc. (a) ..............         306,400        5,423,280
                                                                   ------------
AUTO COMPONENTS -- 0.80%
American Axle & Manufacturing Holdings, Inc. .         232,000        3,969,520
                                                                   ------------
BIOTECHNOLOGY -- 2.21%
Alkermes, Inc. (a) ...........................         220,500        4,171,860
Keryx Biopharmaceuticals, Inc. (a) ...........         181,800        2,581,560
Seattle Genetics, Inc. (a) ...................         457,600        2,104,960
Telik, Inc. (a) ..............................         123,800        2,042,700
                                                                   ------------
                                                                     10,901,080
                                                                   ------------
BUILDING PRODUCTS -- 3.49%
American Woodmark Corp. ......................         158,400        5,550,336
ElkCorp ......................................          91,400        2,538,178
Hexcel Corp. (a) .............................          40,800          640,968
Interline Brands, Inc. (a) ...................         153,700        3,593,506
Trex Co., Inc. (a) ...........................         189,000        4,893,210
                                                                   ------------
                                                                     17,216,198
                                                                   ------------
CAPITAL MARKETS -- 3.99%
Apollo Investment Corp. ......................         647,000       11,956,560
National Financial Partners Corp. ............         174,200        7,718,802
                                                                   ------------
                                                                     19,675,362
                                                                   ------------
CHEMICALS -- 0.89%
Airgas, Inc. .................................          99,500        3,706,375
Lubrizol Corp. ...............................          17,500          697,375
                                                                   ------------
                                                                      4,403,750
                                                                   ------------
COMMERCIAL BANKS -- 6.23%
Boston Private Financial Holdings, Inc. ......         294,300        8,210,970
Colonial BancGroup, Inc. .....................         281,400        7,226,352
Cullen/Frost Bankers, Inc. ...................         105,800        6,062,340
Placer Sierra Bancshares .....................         246,900        5,725,611
South Financial Group, Inc. ..................         133,300        3,520,453
                                                                   ------------
                                                                     30,745,726
                                                                   ------------
COMMERCIAL SERVICES & SUPPLIES -- 6.70%
Coinstar, Inc. (a) ...........................         294,700        7,055,118
Heidrick & Struggles International, Inc. (a) .         213,500        7,224,840
Jackson Hewitt Tax Service, Inc. .............         311,600        9,768,660
McGrath RentCorp. ............................         191,300        5,320,053
Universal Technical Institute, Inc. (a) ......         168,800        3,716,976
                                                                   ------------
                                                                     33,085,647
                                                                   ------------
COMMUNICATIONS EQUIPMENT -- 3.81%
Black Box Corp. ..............................          98,500        3,775,505
Harris Corp. .................................         278,100       11,543,931
Plantronics, Inc. ............................         157,400        3,495,854
                                                                   ------------
                                                                     18,815,290
                                                                   ------------
CONTAINERS & PACKAGING -- 0.64%
Caraustar Industries, Inc. (a) ...............         353,600        3,182,400
                                                                   ------------
DIVERSIFIED FINANCIAL SERVICES -- 2.61%
Lazard Ltd., Class A .........................         143,400        5,793,360
Primus Guaranty Ltd. (a) .....................         637,900        7,080,690
                                                                   ------------
                                                                     12,874,050
                                                                   ------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.58%
NeuStar, Inc. (a) ............................          84,700        2,858,625
                                                                   ------------
ELECTRIC UTILITIES -- 1.23%
Hawaiian Electric Industries, Inc. ...........         218,100        6,087,171
                                                                   ------------
ELECTRICAL EQUIPMENT -- 1.64%
Regal-Beloit Corp. ...........................         182,900        8,075,035
                                                                   ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 3.49%
Dionex Corp. (a) .............................          39,700        2,170,002
Methode Electronics, Inc., Class A ...........         290,530        3,053,470
Newport Corp. (a) ............................         381,200        6,144,944
Park Electrochemical Corp. ...................         227,500        5,858,125
                                                                   ------------
                                                                     17,226,541
                                                                   ------------
ENERGY EQUIPMENT & SERVICES -- 2.04%
Oceaneering International, Inc. (a) ..........         219,400       10,059,490
                                                                   ------------
FOOD & STAPLES RETAILING -- 0.37%
Nash Finch Co. ...............................          86,300        1,837,327
                                                                   ------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 3.17%
Candela Corp. (a) ............................          82,500        1,308,450
Cooper Cos., Inc. ............................         180,488        7,993,814
I-Flow Corp. (a) .............................         197,700        2,139,114
Syneron Medical Ltd. (a) .....................         200,400        4,184,352
                                                                   ------------
                                                                     15,625,730
                                                                   ------------
HEALTH CARE PROVIDERS & SERVICES -- 6.99%
Amedisys, Inc. (a) ...........................         125,500        4,756,450
Centene Corp. (a) ............................         302,700        7,122,531
LifePoint Hospitals, Inc. (a) ................         165,400        5,314,302
Matria Healthcare, Inc. (a) ..................         289,600        6,203,232
Molina Healthcare, Inc. (a) ..................         194,500        7,400,725
Option Care, Inc. ............................         311,300        3,729,374
                                                                   ------------
                                                                     34,526,614
                                                                   ------------
HOTELS, RESTAURANTS & LEISURE -- 2.04%
Red Robin Gourmet Burgers, Inc. (a) .........          106,300        4,524,128
Vail Resorts, Inc. (a) .......................         150,000        5,565,000
                                                                   ------------
                                                                     10,089,128
                                                                   ------------
HOUSEHOLD DURABLES -- 4.01%
Jarden Corp. (a) .............................         177,800        5,414,010
Ryland Group, Inc. ...........................          83,500        3,638,095
Tempur-Pedic International, Inc. (a) .........         471,300        6,367,263
Yankee Candle Co., Inc. ......................         175,800        4,396,758
                                                                   ------------
                                                                     19,816,126
                                                                   ------------
INSURANCE -- 1.23%
AmerUs Group Co. .............................         103,400        6,054,070
                                                                   ------------

--------------------------------------------------------------------------------
44

UBS SMALL-CAP EQUITY RELATIONSHIP FUND--SCHEDULE OF INVESTMENTS

June 30, 2006 (unaudited)
--------------------------------------------------------------------------------

                                                   SHARES          VALUE
                                                   -----------     ------------
INTERNET SOFTWARE & SERVICES -- 2.51%
Ipass, Inc. (a) ..............................         419,500     $  2,349,200
Tumbleweed Communications Corp. (a) ..........       1,227,400        3,498,090
WebEx Communications, Inc. (a) ...............          67,000        2,381,180
Websense, Inc. (a) ...........................         201,400        4,136,756
                                                                   ------------
                                                                     12,365,226
                                                                   ------------
IT SERVICES -- 0.30%
BearingPoint, Inc. (a) .......................         174,000        1,456,380
                                                                   ------------
LEISURE EQUIPMENT & PRODUCTS -- 1.76%
Nautilus, Inc. ...............................         551,800        8,668,778
                                                                   ------------
MACHINERY -- 1.76%
Briggs & Stratton Corp. ......................         131,400        4,087,854
ESCO Technologies, Inc. (a) ..................          86,300        4,612,735
                                                                   ------------
                                                                      8,700,589
                                                                   ------------
MEDIA -- 1.77%
Advo, Inc. ...................................         170,000        4,183,700
Radio One, Inc. (a) ..........................         266,300        1,970,620
Saga Communications, Inc., Class A (a) .......         285,762        2,589,004
                                                                   ------------
                                                                      8,743,324
                                                                   ------------
METALS & MINING -- 0.70%
Foundation Coal Holdings, Inc. ...............          74,100        3,477,513
                                                                   ------------
MULTILINE RETAIL -- 0.37%
Tuesday Morning Corp. ........................         138,600        1,822,590
                                                                   ------------
MULTI-UTILITIES & UNREGULATED POWER -- 2.12%
Equitable Resources, Inc. ....................         252,400        8,455,400
Ultralife Batteries, Inc. (a) ................         200,388        2,029,930
                                                                   ------------
                                                                     10,485,330
                                                                   ------------
OIL & GAS -- 1.84%
Cimarex Energy Co.  ..........................         135,100        5,809,300
EXCO Resources, Inc. (a) .....................         287,300        3,275,220
                                                                   ------------
                                                                      9,084,520
                                                                   ------------
PERSONAL PRODUCTS -- 1.80%
Chattem, Inc. (a) ............................         134,600        4,087,802
Nu Skin Enterprises, Inc., Class A ...........         323,300        4,801,005
                                                                   ------------
                                                                      8,888,807
                                                                   ------------
PHARMACEUTICALS -- 1.05%
Connetics Corp. (a) ..........................         288,700        3,395,112
KV Pharmaceutical Co., Class A (a) ...........          95,250        1,777,365
                                                                   ------------
                                                                      5,172,477
                                                                   ------------
REAL ESTATE -- 5.81%
Capital Lease Funding, Inc. REIT .............         538,900        6,148,849
Kilroy Realty Corp. REIT .....................          55,900        4,038,775
LaSalle Hotel Properties REIT ................         169,000        7,824,700
Parkway Properties, Inc. REIT ................          69,700        3,171,350
RAIT Investment Trust, REIT ..................          45,200        1,319,840
Taberna Realty Finance Trust,(b)(c) ..........         101,950        1,101,060
Thornburg Mortgage, Inc. REIT ................         181,600        5,061,192
                                                                   ------------
                                                                     28,665,766
                                                                   ------------
ROAD & RAIL -- 3.36%
Bristow Group, Inc. (a) ......................         179,300        6,454,800
Genesee & Wyoming, Inc. (a) ..................         168,525        5,977,582
Landstar System, Inc. ........................          11,300          533,699
YRC Worldwide, Inc. (a) ......................          85,700        3,608,827
                                                                   ------------
                                                                     16,574,908
                                                                   ------------
SOFTWARE -- 1.14%
Reynolds & Reynolds Co., Class A .............         182,900        5,609,543
                                                                   ------------
SPECIALTY RETAIL -- 1.62%
Lenox Group, Inc. (a) ........................         275,000        1,949,750
Petco Animal Supplies, Inc. (a) ..............         296,100        6,049,323
                                                                   ------------
                                                                      7,999,073
                                                                   ------------
TEXTILES, APPAREL & LUXURY GOODS -- 1.10%
Movado Group, Inc. ...........................         237,370        5,447,641
                                                                   ------------
THRIFTS & MORTGAGE FINANCE -- 2.71%
Accredited Home Lenders Holding Co. (a) ......           2,500          119,525
IndyMac Bancorp, Inc. ........................         192,200        8,812,370
Ocwen Financial Corp. (a) ....................         351,600        4,468,836
                                                                   ------------
                                                                     13,400,731
                                                                   ------------
WIRELESS TELECOMMUNICATION SERVICES -- 0.75%
InPhonic, Inc. (a) ...........................         586,800        3,696,840
                                                                   ------------
Total Equities (Cost $457,604,076) ...........                      477,929,368
                                                                   ------------
SHORT-TERM INVESTMENTS -- 2.84%
OTHER* -- 2.48%
UBS Supplementary Trust -
U.S. Cash Management Prime Fund,
yield of 5.21% ...............................      12,225,511       12,225,511
                                                                   ------------

                                                    FACE
                                                    AMOUNT
                                                    ----------
US GOVERNMENT OBLIGATIONS -- 0.36%
US Treasury Bills,
yield of 4.06%, due 07/06/06 (d) .............      $1,800,000     $  1,798,668
                                                                   ------------
Total Short-Term Investments
(Cost $14,024,450) ...........................                       14,024,179
                                                                   ------------
Total Investments -- 99.66%
(Cost $471,628,526) ..........................                      491,953,547
Cash and other assets, less
liabilities -- 0.34% .........................                        1,677,266
                                                                   ------------
Net Assets -- 100.00% .......................                      $493,630,813
                                                                   ============

--------------------------------------------------------------------------------

UBS SMALL-CAP EQUITY RELATIONSHIP FUND--SCHEDULE OF INVESTMENTS

June 30, 2006 (unaudited)
--------------------------------------------------------------------------------

NOTES TO SCHEDULE OF INVESTMENTS
Aggregate cost for federal income tax purposes, which was substantially the same for book purposes, was $471,628,526; and net unrealized appreciation consisted of:

Gross unrealized appreciation ...................................    $ 65,618,648
Gross unrealized depreciation ...................................     (45,293,627)
                                                                     ------------
Net unrealized appreciation .....................................    $ 20,325,021
                                                                     ============

(a)    Non-income producing security.
(b) Security is being fair valued by a valuation committee under the direction of the Board of Trustees. At June 30, 2006, the value of this security amounted to $1,101,060 or 0.22% of net assets.
(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered illiquid and restricted. At June 30, 2006, the value of this security amounted to $1,101,060 or 0.22% of net assets.
(d)    This security was pledged to cover margin requirements for futures contracts.
REIT   Real Estate Investment Trust.
*      Investment in affiliated mutual fund.

FUTURES CONTRACTS
UBS Small-Cap Equity Relationship Fund had the following open futures contracts as of June 30, 2006:

                                                                EXPIRATION                                       UNREALIZED
INDEX FUTURES BUY CONTRACTS:                                    DATE               COST           VALUE          APPRECIATION
                                                                --------------     ----------     ----------     ------------
Russell 2000, 133 contracts ...............................     September 2006     $9,174,074     $9,728,950     $554,876
                                                                                                                 ========

The segregated aggregate market value of investments pledged to cover margin requirements for open futures contracts at June 30, 2006 was $1,798,668.

RESTRICTED SECURITY

                                                                                         ACQUISITION                    MARKET
                                                                                         COST AS A                      VALUE AS A
                                                                                         PERCENTAGE                     PERCENTAGE
                                                         ACQUISITION     ACQUISITION     OF NET          MARKET         OF NET
SECURITY                                                 DATE            COST            ASSETS          VALUE          ASSETS
                                                         -----------     -----------     ------------    ----------     ----------
Taberna Realty Finance Trust, 144A ...................   08/04/05        $1,223,400      0.25%           $1,101,060     0.22%

--------------------------------------------------------------------------------
46               See accompanying notes to financial statements.

UBS U.S. EQUITY ALPHA RELATIONSHIP FUND

--------------------------------------------------------------------------------

For the six-month period ended June 30, 2006, UBS U.S. Equity Alpha Relationship Fund (the "Fund") returned 1.46% compared to the 2.76% return of the Russell 1000 Index (the "Index"). (Please note that these returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.)

Although the team's stock selections were generally solid over the reporting period, the portfolio's industry weightings were a negative, and was the primary driver of the Fund's underperformance. Higher volatility stocks and asset classes tended to perform quite well during the Fund's reporting period. In general, these types of equities also appeared overvalued in our analysis, and as a result the Fund tended to avoid or even hold short positions in them. While we believe this is a sound investment strategy over the long term, during this particular six-month period, a number of our short positions actually performed quite well on an absolute basis, while our largest long positions in aggregate posted disappointing returns.

SHORT POSITIONS IN BOOMING MATERIALS SECTOR DETRACTED FROM RETURNS
Throughout the past six months, materials and commodities--and particularly metals-experienced an extraordinary run-up in prices not seen in years, if not decades. We believe a number of factors led to this spike in prices. China was no doubt one influence; as the country continues to industrialize, it will remain one of the world's largest consumers of metal and other materials as it builds its infrastructure. As a result, demand for materials was high during the reporting period, but we believe the market has tended to overlook the accompanying increasing supply, as major metal companies work to accommodate a new, larger marketplace. Our research indicates that current prices are unsustainable over the longer term, making the sector unattractive from a valuation perspective. As a result, we held short positions in a number of metals and mining companies. Phelps Dodge, Nucor and Freeport-McMoRan were three stocks in which we held short positions, and all three posted gains during the reporting period, negatively impacting returns.

COMPUTER SOFTWARE INDUSTRY HOLDINGS STRUGGLED OVER THE REPORTING PERIOD
Specific holdings within the computer software industry had a particularly adverse effect on performance over the period. The sector represents one of the Fund's larger overweights, and Microsoft, the world's leading consumer software manufacturer, and Symantec, the antivirus software company, both posted negative returns during the period. More than 6% of the Fund's net assets are invested between the two stocks, and their declines had a notable effect on the overall portfolio.

STRONG STOCK SELECTION IN RAILROAD COMPANIES BENEFITED PERFORMANCE
As mentioned above, although the Fund did trail the benchmark during the reporting period, stock selection in the portfolio was generally quite strong. A prime example was in the railroad industry. Burlington Northern Santa Fe is the nation's second largest railroad company, and the stock represented one of the Fund's largest single holdings and was also one of the top performers--clearly, a favorable combination. The Fund's investment team has the freedom to structure the portfolio to reflect the strength of our convictions, and in the case of Burlington Northern, we felt the company's fundamentals represented a particularly attractive investment opportunity.

MANAGEMENT REMAINS CAUTIOUSLY OPTIMISTIC ON THE ECONOMY IN THE MONTHS AHEAD Looking ahead, a number of factors may determine the strength of the economy over the remainder of 2006. As the Federal Reserve Board continues to fight inflation, it may be forced to strike a difficult balance between maintaining price stability and avoiding raising short term interest rates too high, to the point of putting the brakes on what has been a period of robust economic expansion. We generally believe that the system for implementing monetary policy in the US is dynamic enough to make that balance possible. Meanwhile, although a cooling housing market is an

--------------------------------------------------------------------------------

UBS U.S. EQUITY ALPHA RELATIONSHIP FUND

--------------------------------------------------------------------------------

issue of some potential concern, other economic indicators remain solid--job growth and corporate profitability are both stable, and we anticipate they should remain so over the months ahead. Ultimately, we believe the equity markets may reward those companies that are leaders within their industries and are able to navigate an ever-changing economic landscape. We continue to seek out both undervalued and overvalued companies through extensive bottom-up research, and to position the portfolio accordingly.

--------------------------------------------------------------------------------

This letter is intended to assist shareholders in understanding how the Fund performed during the six-month period ended June 30, 2006. The views and opinions in the letter were current as of August 15, 2006. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent.

We encourage you to consult your financial advisor regarding your personal investment program.

--------------------------------------------------------------------------------
48

UBS U.S. EQUITY ALPHA RELATIONSHIP FUND

--------------------------------------------------------------------------------

TOTAL RETURN (UNAUDITED)

                                                     6 months          09/20/05*
                                                     ended             to
                                                     06/30/06          06/30/06
--------------------------------------------------------------------------------
UBS U.S. EQUITY ALPHA RELATIONSHIP FUND              1.46%             6.91%
--------------------------------------------------------------------------------
Russell 1000 Index**                                 2.76              5.80
--------------------------------------------------------------------------------

*      Performance inception date of UBS U.S. Equity Alpha Relationship Fund.
** The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, and represents approximately 92% of the total market capitalization of the Russell 3000 Index.

       PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE, AND THE PERFORMANCE INFORMATION PROVIDED DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON THE REDEMPTION OF FUND SHARES. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURN FOR PERIODS OF LESS THAN ONE YEAR HAS NOT BEEN ANNUALIZED. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED.

--------------------------------------------------------------------------------

UBS U.S. EQUITY ALPHA RELATIONSHIP FUND

--------------------------------------------------------------------------------

TOP TEN EQUITY HOLDINGS (UNAUDITED)
As of June 30, 2006

                                                         Percentage of
                                                         net assets
----------------------------------------------------------------------
Morgan Stanley ......................................     4.9%
Wells Fargo & Co. ...................................     4.9
Citigroup, Inc. .....................................     4.8
Microsoft Corp. .....................................     3.8
FedEx Corp. .........................................     3.8
Wyeth ...............................................     3.6
Fifth Third Bancorp .................................     3.6
JPMorgan Chase & Co. ................................     3.6
UnitedHealth Group, Inc. ............................     3.2
Marathon Oil Corp. ..................................     3.2
---------------------------------------------------------------------
Total   .............................................    39.4%

INDUSTRY DIVERSIFICATION (UNAUDITED)
As a percent of net assets
As of June 30, 2006
----------------------------------------------------------------------

Equities
Aerospace & Defense  ................................     2.04%
Air Freight & Logistics .............................     3.76
Auto Components .....................................     4.13
Automobiles .........................................     1.30
Beverages ...........................................     0.77
Biotechnology........................................     2.20
Building Products ...................................     2.55
Capital Markets .....................................     7.46
Commercial Banks ....................................    11.44
Commercial Services & Supplies ......................     1.18
Computers & Peripherals .............................     0.49
Diversified Consumer Services .......................     0.75
Diversified Financial Services ......................     8.39
Diversified Telecommunication Services ..............     2.23
Electric Utilities ..................................     3.22
Energy Equipment & Services .........................     1.33
Food & Staples Retailing ............................     6.08
Health Care Equipment & Supplies ....................     1.99
Health Care Providers & Services  ...................     6.50
Hotels, Restaurants & Leisure .......................     3.13
Household Durables ..................................     0.45
Insurance. ..........................................     4.77
Internet & Catalog Retail............................     0.35
IT Services  ........................................     0.78
Machinery ...........................................     2.44
Media ...............................................     4.89
Multiline Retail ....................................     2.26
Multi-Utilities & Unregulated Power .................     1.57
Oil & Gas ...........................................     3.33
Pharmaceuticals .....................................    10.13
Road & Rail  ........................................     2.76
Semiconductors & Semiconductor Equipment  ...........     2.98
Software  ...........................................     9.27
Thrifts & Mortgage Finance ..........................     2.37
Wireless Telecommunication Services  ................     2.94
                                                        ------
Total Equities ......................................   122.23
Investment Company ..................................     0.83
                                                        ------
Total Investments Before Investments Sold Short .....   123.06
                                                        ------
Investments Sold Short
Equities Sold Short
Air Freight & Logistics .............................    (2.70)
Automobiles .........................................    (0.83)
Capital Markets .....................................    (1.00)
Commercial Banks ....................................    (2.26)
Communications Equipment  ...........................    (1.24)
Computers & Peripherals .............................    (0.47)
Construction Materials ..............................    (0.36)
Food Products .......................................    (0.99)
Health Care Providers & Services ....................    (1.34)
Hotels, Restaurants & Leisure. ......................    (0.67)
Household Durables ..................................    (2.19)
IT Services .........................................    (1.05)
Machinery  ..........................................    (0.84)
Metals & Mining .....................................    (2.62)
Multiline Retail ....................................    (0.91)

--------------------------------------------------------------------------------
50

UBS U.S. EQUITY ALPHA RELATIONSHIP FUND

--------------------------------------------------------------------------------

INDUSTRY DIVERSIFICATION (UNAUDITED)
As a percent of net assets
As of June 30, 2006
--------------------------------------------------------------------------------

Equities Sold Short (concluded)
Oil & Gas ...........................................    (0.95)%
Pharmaceuticals .....................................    (0.92)
Software  ...........................................    (1.12)
Specialty Retail.....................................    (1.41)
                                                        ------
Total Investments Sold Short  .......................   (23.87)
Total Investments, net of Investments Sold Short.....    99.19
Cash and other assets, less liabilities .............     0.81
                                                        ------
Net Assets ..........................................   100.00%
                                                        ======

--------------------------------------------------------------------------------

UBS U.S. EQUITY ALPHA RELATIONSHIP FUND--SCHEDULE OF INVESTMENTS

June 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

                                                    SHARES         VALUE
                                                    ----------     ------------
EQUITIES (a) -- 122.23%
Aerospace & Defense -- 2.04%
Lockheed Martin Corp. ........................          55,900     $  4,010,266
Northrop Grumman Corp. .......................          68,400        4,381,704
                                                                   ------------
                                                                      8,391,907
                                                                   ------------
AIR FREIGHT & LOGISTICS -- 3.76%
FedEx Corp. ..................................         132,100       15,437,206
                                                                   ------------
AUTO COMPONENTS -- 4.13%
Borg-Warner, Inc. ............................          85,600        5,572,560
Johnson Controls, Inc. .......................         138,800       11,412,136
                                                                   ------------
                                                                     16,984,696
                                                                   ------------
AUTOMOBILES -- 1.30%
Harley-Davidson, Inc. ........................          97,300        5,340,797
                                                                   ------------
BEVERAGES -- 0.77%
Anheuser-Busch Cos., Inc., Series B ..........          69,300        3,159,387
                                                                   ------------
BIOTECHNOLOGY -- 2.20%
Cephalon, Inc. (b)  ..........................          34,600        2,079,460
Genzyme Corp. (b) ............................         114,200        6,971,910
                                                                   ------------
                                                                      9,051,370
                                                                   ------------
BUILDING PRODUCTS -- 2.55%
Masco Corp. ..................................         353,500       10,477,740
                                                                   ------------
CAPITAL MARKETS -- 7.46%
Mellon Financial Corp. .......................         302,200       10,404,746
Morgan Stanley ...............................         320,200       20,239,842
                                                                   ------------
                                                                     30,644,588
                                                                   ------------
COMMERCIAL BANKS -- 11.44%
Fifth Third Bancorp ..........................         397,500       14,687,625
PNC Financial Services Group, Inc. ...........         175,200       12,293,784
Wells Fargo & Co. ............................         298,800       20,043,504
                                                                   ------------
                                                                     47,024,913
                                                                   ------------
COMMERCIAL SERVICES & SUPPLIES -- 1.18%
Cendant Corp. ................................         296,400        4,828,356
                                                                   ------------
COMPUTERS & PERIPHERALS -- 0.49%
Dell, Inc. (b) ...............................          82,800        2,021,148
                                                                   ------------
DIVERSIFIED CONSUMER SERVICES -- 0.75%
H & R Block, Inc. ............................         128,600        3,068,396
                                                                   ------------
DIVERSIFIED FINANCIAL SERVICES -- 8.39%
Citigroup, Inc. ..............................         411,700       19,860,408
JPMorgan Chase & Co. .........................         348,000       14,616,000
                                                                   ------------
                                                                     34,476,408
                                                                   ------------
DIVERSIFIED TELECOMMUNICATION
SERVICES -- 2.23%
AT&T, Inc. ...................................         284,200        7,926,338
Embarq Corp. (b) .............................          30,195        1,237,693
                                                                   ------------
                                                                      9,164,031
                                                                   ------------
ELECTRIC UTILITIES -- 3.22%
American Electric Power Co., Inc. ............         101,000        3,459,250
Northeast Utilities ..........................         105,500        2,180,685
Pepco Holdings, Inc. .........................         322,700        7,609,266
                                                                   ------------
                                                                     13,249,201
                                                                   ------------
ENERGY EQUIPMENT & SERVICES --  1.33%
Baker Hughes, Inc. ...........................          66,600        5,451,210
                                                                   ------------
FOOD & STAPLES RETAILING -- 6.08%
Costco Wholesale Corp. .......................         201,700       11,523,121
Kroger Co. ...................................         428,400        9,364,824
Sysco Corp. ..................................         134,200        4,101,152
                                                                   ------------
                                                                     24,989,097
                                                                   ------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 1.99%
Medtronic, Inc. ..............................          86,900        4,077,348
Waters Corp. (b) .............................          92,300        4,098,120
                                                                   ------------
                                                                      8,175,468
                                                                   ------------
HEALTH CARE PROVIDERS & SERVICES -- 6.50%
Caremark Rx, Inc. ............................         130,600        6,513,022
Medco Health Solutions, Inc. (b) .............         125,600        7,194,368
UnitedHealth Group, Inc. .....................         290,800       13,022,024
                                                                   ------------
                                                                     26,729,414
                                                                   ------------
HOTELS, RESTAURANTS & LEISURE -- 3.13%
Carnival Corp. ...............................         201,600        8,414,784
Royal Carribean Cruises, Ltd. ................         116,400        4,452,300
                                                                   ------------
                                                                     12,867,084
                                                                   ------------
HOUSEHOLD DURABLES -- 0.45%
Hovnanian Enterprises, Inc. (b) ..............          61,200        1,840,896
                                                                   ------------
INSURANCE -- 4.77%
American International Group, Inc. ...........         189,000       11,160,450
Hartford Financial Services Group, Inc. ......          99,900        8,451,540
                                                                   ------------
                                                                     19,611,990
                                                                   ------------
INTERNET & CATALOG RETAIL -- 0.35%
Expedia, Inc. (b) ............................          95,200        1,425,144
                                                                   ------------
IT SERVICES -- 0.78%
Accenture Ltd., Class A ......................         113,600        3,217,152
                                                                   ------------
MACHINERY -- 2.44%
Illinois Tool Works, Inc. ....................         211,200       10,032,000
                                                                   ------------
MEDIA -- 4.89%
DIRECTV Group, Inc. (b) ......................         268,300        4,426,950
News Corp., Inc., Class A ....................         290,000        5,562,200
Omnicom Group, Inc. ..........................         113,400       10,102,806
                                                                   ------------
                                                                     20,091,956
                                                                   ------------
MULTILINE RETAIL -- 2.26%
Kohl's Corp. (b) .............................         156,800        9,270,016
                                                                   ------------
MULTI-UTILITIES & UNREGULATED POWER -- 1.57%
Sempra Energy ................................         141,900        6,453,612
                                                                   ------------
OIL & GAS -- 3.33%
EOG Resources, Inc. ..........................           9,500          658,730
Marathon Oil Corp. ...........................         156,200       13,011,460
                                                                   ------------
                                                                     13,670,190
                                                                   ------------
PHARMACEUTICALS -- 10.13%
Allergan, Inc. ...............................          92,500        9,921,550
Bristol-Myers Squibb Co. .....................         209,600        5,420,256

--------------------------------------------------------------------------------
52

UBS U.S. EQUITY ALPHA RELATIONSHIP FUND-SCHEDULE OF INVESTMENTS

June 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

                                                    SHARES         VALUE
                                                    ----------     ------------
Johnson & Johnson ............................         192,900     $ 11,558,568
Wyeth ........................................         331,200       14,708,592
                                                                   ------------
                                                                     41,608,966
                                                                   ------------
ROAD & RAIL -- 2.76%
Burlington Northern Santa Fe Corp. ...........         143,300       11,356,525
                                                                   ------------
SEMICONDUCTORS & SEMICONDUCTOR
EQUIPMENT -- 2.98%
Analog Devices, Inc. .........................         107,800        3,464,692
Intel Corp. ..................................         247,500        4,690,125
Xilinx, Inc. .................................         180,600        4,090,590
                                                                   ------------
                                                                     12,245,407
                                                                   ------------
SOFTWARE -- 9.27%
Mercury Interactive Corp. (b) ................         103,400        3,615,898
Microsoft Corp. ..............................         674,900       15,725,170
Oracle Corp. (b) .............................         677,100        9,811,179
Salesforce.com, Inc. (b) .....................          45,900        1,223,694
Symantec Corp. (b) ...........................         495,300        7,696,962
                                                                   ------------
                                                                     38,072,903
                                                                   ------------
THRIFTS & MORTGAGE FINANCE -- 2.37%
Freddie Mac  .................................         170,500        9,720,205
                                                                   ------------
WIRELESS TELECOMMUNICATION SERVICES -- 2.94%
Sprint Nextel Corp. ..........................         603,500       12,063,965
                                                                   ------------
Total Equities (Cost $493,369,850) ...........                      502,213,407
                                                                   ------------
INVESTMENT COMPANY* -- 0.83%
UBS U.S. Cash Management
Prime Relationship Fund,
yield of 5.20% (Cost $3,428,485) .............       3,428,485        3,428,485
                                                                   ------------
Total Investments Before Investments
Sold Short -- 123.06% (Cost $496,798,335) ....                      505,641,892
                                                                   ------------
INVESTMENTS SOLD SHORT -- (23.87%)
EQUITIES -- (23.87%)
AIR FREIGHT & LOGISTICS -- (2.70%)
C.H. Robinson Worldwide, Inc. ................         (95,500)      (5,090,150)
Expeditors International Washington, Inc. ....        (107,900)      (6,043,479)
                                                                   ------------
                                                                    (11,133,629)
                                                                   ------------
AUTOMOBILES -- (0.83%)
Ford Motor Co. ...............................        (198,500)      (1,375,605)
General Motors Corp. .........................         (67,800)      (2,019,762)
                                                                   ------------
                                                                     (3,395,367)
                                                                   ------------
CAPITAL MARKETS -- (1.00%)
Bear Stearns Cos., Inc. ......................         (29,300)      (4,104,344)
                                                                   ------------
COMMERCIAL BANKS -- (2.26%)
BB&T Corp. ...................................         (57,900)      (2,408,061)
Comerica, Inc. ...............................         (39,900)      (2,074,401)
KeyCorp. .....................................         (69,600)      (2,483,328)
Regions Financial Corp. ......................         (69,600)      (2,305,152)
                                                                   ------------
                                                                     (9,270,942)
                                                                   ------------
COMMUNICATIONS EQUIPMENT -- (1.24%)
JDS Uniphase Corp. ...........................        (903,700)      (2,286,361)
QUALCOMM, Inc. ...............................         (69,600)      (2,788,872)
                                                                   ------------
                                                                     (5,075,233)
                                                                   ------------
COMPUTERS & PERIPHERALS -- (0.47%)
Apple Computer, Inc. .........................         (34,200)      (1,953,504)
                                                                   ------------
CONSTRUCTION MATERIALS -- (0.36%)
Vulcan Materials Co. .........................         (19,200)      (1,497,600)
                                                                   ------------
FOOD PRODUCTS -- (0.99%)
Hershey Co. ..................................         (35,000)      (1,927,450)
Kellogg Co. ..................................         (44,100)      (2,135,763)
                                                                   ------------
                                                                     (4,063,213)
                                                                   ------------
HEALTH CARE PROVIDERS & SERVICES -- (1.34%)
Cardinal Health, Inc. ........................         (50,800)      (3,253,740)
United Surgical Partners International, Inc. .         (75,400)      (2,267,278)
                                                                   ------------
                                                                     (5,521,018)
                                                                   ------------
HOTELS, RESTAURANTS & LEISURE -- (0.67%)
Darden Restaurants, Inc. .....................         (69,900)      (2,754,060)
                                                                   ------------
HOUSEHOLD DURABLES -- (2.19%)
Black & Decker Corp. .........................         (22,000)      (1,858,120)
KB Home  .....................................         (25,400)      (1,164,590)
Lennar Corp., Class A ........................         (30,900)      (1,371,033)
Pulte Homes, Inc. ............................         (53,500)      (1,540,265)
Ryland Group, Inc. ...........................         (26,000)      (1,132,820)
Stanley Works ................................         (41,100)      (1,940,742)
                                                                   ------------
                                                                     (9,007,570)
                                                                   ------------
IT SERVICES -- (1.05%)
Cognizant Technology Solutions Corp.,
Class A. .....................................         (63,800)      (4,298,206)
                                                                   ------------
MACHINERY --  (0.84%)
Caterpillar, Inc. ............................         (46,300)      (3,448,424)
                                                                   ------------
METALS & MINING -- (2.62%)
Freeport-McMoran Copper & Gold, Inc. .........         (39,800)      (2,205,318)
Nucor Corp. ..................................         (86,300)      (4,681,775)
Phelps Dodge Corp. ...........................         (47,000)      (3,861,520)
                                                                   ------------
                                                                    (10,748,613)
                                                                   ------------
MULTILINE RETAIL -- (0.91%)
Sears Holdings Corp. .........................         (24,200)      (3,747,128)
                                                                   ------------
Oil & Gas --  (0.95%)
Devon Energy Corp. ...........................         (34,900)      (2,030,831)
Valero Energy Corp. ..........................         (28,500)      (1,895,820)
                                                                   ------------
                                                                     (3,926,651)
                                                                   ------------
PHARMACEUTICALS -- (0.92%)
Medicis Pharmaceutical Corp. .................         (33,400)        (801,600)
Pfizer, Inc. .................................        (126,400)      (2,966,608)
                                                                   ------------
                                                                     (3,768,208)
                                                                   ------------
SOFTWARE -- (1.12%)
BMC Software, Inc. ...........................         (88,800)      (2,122,320)
Novell, Inc. .................................        (371,700)      (2,464,371)
                                                                   ------------
                                                                     (4,586,691)
                                                                   ------------

--------------------------------------------------------------------------------

UBS U.S. EQUITY ALPHA RELATIONSHIP FUND-SCHEDULE OF INVESTMENTS

June 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

                                                    SHARES         VALUE
                                                    ----------     ------------
SPECIALTY RETAIL -- (1.41%)
Best Buy Co., Inc. ...........................         (41,800)    $ (2,292,312)
Circuit City Stores, Inc. ....................        (128,600)      (3,500,492)
                                                                   ------------
                                                                     (5,792,804)
                                                                   ------------
Total Investments Sold Short
(Proceeds $93,037,484) .......................                      (98,093,205)
                                                                   ------------
Total Investments, Net of Investments
Sold Short -- 99.19%
(Cost $403,760,851) ..........................                      407,548,687
Cash and other assets, less
liabilities -- 0.81% .........................                        3,332,369
                                                                   ------------
Net Assets -- 100.00% ........................                     $410,881,056
                                                                   ============

NOTES TO SCHEDULE OF INVESTMENTS
Aggregate cost for federal income tax purposes, which was substantially the same for book purposes, was $496,798,335;and net unrealized appreciation consisted of:

Gross unrealized appreciation ..................................     $ 24,554,875
Gross unrealized depreciation ...................................     (15,711,318)
                                                                     ------------
Net unrealized appreciation   ...................................    $  8,843,557
                                                                     ============

(a) All or a portion of these securities have been pledged to cover open short positions.
(b)    Non-income producing security.
*      Investment in affiliated mutual fund.

--------------------------------------------------------------------------------
54               See accompanying notes to financial statements.

UBS U.S. LARGE CAP EQUITY RELATIONSHIP FUND

--------------------------------------------------------------------------------

For the six-month period ended June 30, 2006, UBS U.S. Large Cap Equity Relationship Fund (the "Fund") returned 1.79% compared to the 2.76% return of the Russell 1000 Index (the "Index"). (Please note that these returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.)

The Fund's underperformance of the Index over the past six months was primarily attributable to industry factors, as some of the portfolio's largest positions struggled over the period.

OIL SERVICE AND REFINING COMPANIES CONTINUED TO POST SOLID RETURNS
Our view regarding oil and energy prices was and continues to be that current prices are unsustainably high. In our analysis, the market seems to be banking on a major disruption in supply, presumably sparked by continued strife in Iraq or a pending standoff with Iran. While we believe crude oil is currently overvalued, we anticipate that prices may remain both high and volatile before returning to their fair value range. During that time, our analysis suggested that oil refining and servicing companies had the most to gain from such an environment, while energy reserves companies--whose business are significantly more dependant on the price of oil--had the most to lose.

With that in mind, the Fund took overweight positions in a number of oil service and refining companies, including Baker Hughes, GlobalSantaFe and Marathon Oil, all of which were among the top contributors to performance.

STOCK SELECTION IN RAILROAD COMPANIES BENEFITED PERFORMANCE
As mentioned above, although the Fund did trail the benchmark during the reporting period, stock selection in the portfolio was generally quite strong. A prime example was in the railroad industry. Burlington Northern Santa Fe is the nation's second largest railroad company, and the stock represented one of the Fund's largest single holdings and was also one of the top performers. The Fund's management team has the freedom to structure the portfolio to reflect the strength of our convictions, and in the case of Burlington Northern, we felt the company's fundamentals represented an attractive investment opportunity.

COMPUTER SOFTWARE INDUSTRY STRUGGLED OVER THE REPORTING PERIOD
Specific holdings within the computer software industry had a particularly adverse effect on performance over the period. The sector represents one of the Fund's larger overweights, and Microsoft, the world's leading consumer software manufacturer, and Symantec, the antivirus software company, both posted negative returns during the period. Nearly 5% of the Fund's net assets are invested between the two stocks, and their declines had a notable effect on the overall portfolio.

MANAGEMENT REMAINS CAUTIOUSLY OPTIMISTIC ON THE ECONOMY IN THE MONTHS AHEAD Looking ahead, a number of factors may determine the strength of the economy over the remainder of 2006. As the Federal Reserve Board continues to fight inflation, it may be forced to strike a difficult balance between maintaining price stability and avoiding raising short term interest rates too high, to the point of putting the brakes on what has been a period of robust economic expansion. We generally believe that the system for implementing monetary policy in the US is dynamic enough to make that balance possible. Meanwhile, although a cooling housing market is an issue of some potential concern, other economic indicators remain solid--job growth and corporate profitability are both stable, and we anticipate they should remain so over the months ahead. Ultimately, we believe the equity markets may reward those companies that are leaders within their industries and are able to navigate an ever-changing economic landscape. We continue to seek out those companies through extensive bottom-up research, and to position the portfolio accordingly.

--------------------------------------------------------------------------------

This letter is intended to assist shareholders in understanding how the Fund performed during the six-month period ended June 30, 2006. The views and opinions in the letter were current as of August 15, 2006. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent.

We encourage you to consult your financial advisor regarding your personal investment program.

--------------------------------------------------------------------------------

UBS U.S. LARGE CAP EQUITY RELATIONSHIP FUND

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN (UNAUDITED)

                                                            6 months          1 year            5 years           Annualized
                                                            ended             ended             ended             08/31/97* to
                                                            06/30/06          06/30/06          06/30/06          06/30/06
------------------------------------------------------------------------------------------------------------------------------
UBS U.S. LARGE CAP EQUITY RELATIONSHIP FUND                 1.79%             9.92%             7.22%             7.06%
------------------------------------------------------------------------------------------------------------------------------
Russell 1000 Index**                                        2.76              9.09              3.12              5.96
------------------------------------------------------------------------------------------------------------------------------

*      Performance inception date of UBS U.S. Large Cap Equity Relationship
       Fund.

** The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, and represents approximately 92% of the total market capitalization of the Russell 3000 Index.

       PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE, AND THE PERFORMANCE INFORMATION PROVIDED DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON THE REDEMPTION OF FUND SHARES. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURN FOR PERIODS OF LESS THAN ONE YEAR HAS NOT BEEN ANNUALIZED. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED.

--------------------------------------------------------------------------------
56

UBS U.S. LARGE CAP EQUITY RELATIONSHIP FUND

--------------------------------------------------------------------------------

TOP TEN EQUITY HOLDINGS (UNAUDITED)
As of June 30, 2006

                                                         Percentage of
                                                         net assets
----------------------------------------------------------------------
Citigroup, Inc. .....................................     4.5%
Morgan Stanley ......................................     3.6
Microsoft Corp. .....................................     3.5
Wells Fargo & Co. ...................................     3.3
Wyeth ...............................................     3.1
Exelon Corp. ........................................     2.7
Sprint Nextel Corp. .................................     2.4
Allergan, Inc. ......................................     2.4
Masco Corp. .........................................     2.3
Omnicom Group, Inc. .................................     2.2
---------------------------------------------------------------------
Total ...............................................    30.0%

INDUSTRY DIVERSIFICATION (UNAUDITED)
As a percent of net assets
As of June 30, 2006
----------------------------------------------------------------------

Equities
Aerospace & Defense. ................................     1.16%
Air Freight & Logistics .............................     1.75
Auto Components .....................................     2.58
Automobiles .........................................     0.95
Beverages ...........................................     0.76
Biotechnology  ......................................     2.27
Building Products ...................................     2.29
Capital Markets .....................................     5.62
Commercial Banks ....................................     6.47
Commercial Services & Supplies ......................     0.69
Computers & Peripherals .............................     1.13
Diversified Consumer Services .......................     0.54
Diversified Financial Services ......................     6.44
Diversified Telecommunication Services ..............     1.57
Electrical Utilities ................................     4.26
Energy Equipment & Services .........................     2.42
Food & Staples Retailing.............................     4.33
Health Care Equipment & Supplies ....................     1.31
Health Care Providers & Services ....................     5.09
Hotels, Restaurants & Leisure  ......................     1.63
Insurance  ..........................................     4.34
Internet & Catalog Retail  ..........................     0.46
IT Services .........................................     0.77
Life Sciences Tools & Services ......................     0.95
Machinery............................................     2.12
Media................................................     5.49
Multiline Retail  ...................................     1.47
Multi-Utilities & Unregulated Power..................     1.65
Oil & Gas ...........................................     2.79
Pharmaceuticals .....................................     9.10
Road & Rail..........................................     1.99
Semiconductors & Semiconductor Equipment ............     2.75
Software ............................................     7.85
Thrifts & Mortgage Finance. .........................     1.41
Wireless Telecommunication Services .................     2.45
                                                        ------
Total Equities ......................................    98.85*
Short-Term Investments ..............................     0.95
                                                        ------
Total Investments ...................................    99.80
Cash and other assets, less liabilities .............     0.20
                                                        ------
Net Assets ..........................................   100.00%
                                                        ======

*The Fund held a long position in US stock index futures which resulted in an increase in the Fund's exposure to equities from 98.85% to 98.86%.

--------------------------------------------------------------------------------

UBS U.S. LARGE CAP EQUITY RELATIONSHIP FUND-SCHEDULE OF INVESTMENTS

June 30, 2006 (unaudited)
--------------------------------------------------------------------------------

                                                    SHARES         VALUE
                                                    ----------     ------------
EQUITIES -- 98.85%
AEROSPACE & DEFENSE -- 1.16%
Lockheed Martin Corp. ........................          27,100     $  1,944,154
Northrop Grumman Corp. .......................         100,200        6,418,812
                                                                   ------------
                                                                      8,362,966
                                                                   ------------
AIR FREIGHT & LOGISTICS -- 1.75%
FedEx Corp. ..................................         108,200       12,644,252
                                                                   ------------
AUTO COMPONENTS -- 2.58%
Borg-Warner, Inc. ............................          76,300        4,967,130
Johnson Controls, Inc. .......................         165,400       13,599,188
                                                                   ------------
                                                                     18,566,318
                                                                   ------------
AUTOMOBILES -- 0.95%
Harley-Davidson, Inc. ........................         124,200        6,817,338
                                                                   ------------
BEVERAGES -- 0.76%
Anheuser-Busch Cos., Inc. ....................         120,500        5,493,595
                                                                   ------------
BIOTECHNOLOGY -- 2.27%
Cephalon, Inc., (a) ..........................          69,500        4,176,950
Genzyme Corp. (a) ............................         199,600       12,185,580
                                                                   ------------
                                                                     16,362,530
                                                                   ------------
BUILDING PRODUCTS -- 2.29%
Masco Corp. ..................................         556,700       16,500,588
                                                                   ------------
CAPITAL MARKETS -- 5.62%
Mellon Financial Corp. .......................         430,900       14,835,887
Morgan Stanley ...............................         406,200       25,675,902
                                                                   ------------
                                                                     40,511,789
                                                                   ------------
COMMERCIAL BANKS -- 6.47%
Fifth Third Bancorp ..........................         343,200       12,681,240
PNC Financial Services Group, Inc. ...........         149,600       10,497,432
Wells Fargo & Co. ............................         350,100       23,484,708
                                                                   ------------
                                                                     46,663,380
                                                                   ------------
COMMERCIAL SERVICES & SUPPLIES -- 0.69%
Cendant Corp. ................................         303,100        4,937,499
                                                                   ------------
COMPUTERS & PERIPHERALS -- 1.13%
Dell, Inc. (a) ...............................         334,800        8,172,468
                                                                   ------------
DIVERSIFIED CONSUMER SERVICES -- 0.54%
H & R Block, Inc. ............................         163,300        3,896,338
                                                                   ------------
DIVERSIFIED FINANCIAL SERVICES -- 6.44%
Citigroup, Inc. ..............................         676,113       32,615,691
JPMorgan Chase & Co. .........................         328,900       13,813,800
                                                                   ------------
                                                                     46,429,491
                                                                   ------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 1.57%
AT&T, Inc. ...................................         342,000        9,538,380
Embarq Corp. (a) .............................          44,109        1,808,028
                                                                   ------------
                                                                     11,346,408
                                                                   ------------
ELECTRIC UTILITIES -- 4.26%
American Electric Power Co., Inc. ............         171,900        5,887,575
Exelon Corp. .................................         348,600       19,810,938
Northeast Utilities ..........................          89,400        1,847,898
Pepco Holdings, Inc. .........................         134,400        3,169,152
                                                                   ------------
                                                                     30,715,563
                                                                   ------------
ENERGY EQUIPMENT & SERVICES -- 2.42%
Baker Hughes, Inc. ...........................          66,600        5,451,210
ENSCO International, Inc. ....................          74,000        3,405,480
GlobalSantaFe Corp. ..........................         148,100        8,552,775
                                                                   ------------
                                                                     17,409,465
                                                                   ------------
FOOD & STAPLES RETAILING -- 4.33%
Costco Wholesale Corp. .......................         239,200       13,665,496
Kroger Co. ...................................         488,000       10,667,680
Sysco Corp. ..................................         225,400        6,888,224
                                                                   ------------
                                                                     31,221,400
                                                                   ------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 1.31%
Boston Scientific Corp. (a) ..................         149,800        2,522,632
Medtronic, Inc. ..............................         147,600        6,925,392
                                                                   ------------
                                                                      9,448,024
                                                                   ------------
HEALTH CARE PROVIDERS & SERVICES -- 5.09%
Caremark Rx, Inc. ............................         131,900        6,577,853
Healthsouth Corp. (a) ........................         119,700          460,845
Medco Health Solutions, Inc. (a) .............         165,600        9,485,568
UnitedHealth Group, Inc. .....................         353,400       15,825,252
WellPoint, Inc. (a) ..........................          60,100        4,373,477
                                                                   ------------
                                                                     36,722,995
                                                                   ------------
HOTELS, RESTAURANTS & LEISURE -- 1.63%
Carnival Corp. ...............................         281,100       11,733,114
                                                                   ------------
INSURANCE -- 4.34%
Allstate Corp. ...............................         134,700        7,372,131
American International Group, Inc. ...........         271,900       16,055,695
Hartford Financial Services Group, Inc. ......          92,900        7,859,340
                                                                   ------------
                                                                     31,287,166
                                                                   ------------
INTERNET & CATALOG RETAIL -- 0.46%
Expedia, Inc. (a) ............................         222,500        3,330,825
                                                                   ------------
IT SERVICES -- 0.77%
Accenture Ltd., Class A   ....................         196,600        5,567,712
                                                                   ------------
LIFE SCIENCES TOOLS & SERVICES --  0.95%
Waters Corp. (a) .............................         153,400        6,810,960
                                                                   ------------
MACHINERY -- 2.12%
Illinois Tool Works, Inc. ....................         321,900       15,290,250
                                                                   ------------
MEDIA -- 5.49%
DIRECTV Group, Inc. (a) ......................         555,900        9,172,350
News Corp., Inc., Class A ....................         296,400        5,684,952
Omnicom Group, Inc. ..........................         181,100       16,134,199
R.H. Donnelley Corp. .........................         112,992        6,109,477
Univision Communications, Inc., Class A (a) ..          74,200        2,485,700
                                                                   ------------
                                                                     39,586,678
                                                                   ------------
MULTILINE RETAIL -- 1.47%
Kohl's Corp. (a) .............................         179,300       10,600,216
                                                                   ------------
MULTI-UTILITIES & UNREGULATED POWER -- 1.65%
NiSource, Inc. ...............................         205,100        4,479,384
Sempra Energy  ...............................         163,100        7,417,788
                                                                   ------------
                                                                     11,897,172
                                                                   ------------

--------------------------------------------------------------------------------
58

UBS U.S. LARGE CAP EQUITY RELATIONSHIP FUND--SCHEDULE OF INVESTMENTS

June 30, 2006 (unaudited)
--------------------------------------------------------------------------------

                                                    SHARES         VALUE
                                                    ----------     ------------
OIL & GAS -- 2.79%
EOG Resources, Inc. ..........................          21,300     $  1,476,942
ExxonMobil Corp. .............................         113,200        6,944,820
Marathon Oil Corp. ...........................         139,900       11,653,670
                                                                   ------------
                                                                     20,075,432
                                                                   ------------
PHARMACEUTICALS -- 9.10%
Allergan, Inc. ...............................         160,600       17,225,956
Bristol-Myers Squibb Co.  ....................         383,600        9,919,896
Johnson & Johnson ............................         266,874       15,991,090
Wyeth   ......................................         506,100       22,475,901
                                                                   ------------
                                                                     65,612,843
                                                                   ------------
ROAD & RAIL -- 1.99%
Burlington Northern Santa Fe Corp. ...........         180,800       14,328,400
                                                                   ------------
SEMICONDUCTORS & SEMICONDUCTOR
EQUIPMENT -- 2.75%
Analog Devices, Inc. .........................         187,600        6,029,464
Intel Corp. ..................................         534,100       10,121,195
Xilinx, Inc. .................................         162,600        3,682,890
                                                                   ------------
                                                                     19,833,549
                                                                   ------------
SOFTWARE -- 7.85%
Mercury Interactive Corp. (a) ................         160,500        5,612,685
Microsoft Corp. ..............................       1,090,200       25,401,660
Oracle Corp. (a) .............................       1,007,700       14,601,573
Salesforce.com, Inc. (a) .....................          85,300        2,274,098
Symantec Corp. (a) ...........................         560,840        8,715,454
                                                                   ------------
                                                                     56,605,470
                                                                   ------------
THRIFTS & MORTGAGE FINANCE -- 1.41%
Freddie Mac ..................................         178,200       10,159,182
                                                                   ------------
WIRELESS TELECOMMUNICATION SERVICES -- 2.45%
Sprint Nextel Corp. ..........................         882,286       17,636,897
                                                                   ------------
Total Equities (Cost $699,710,057) ...........                      712,578,273
                                                                   ------------
SHORT-TERM INVESTMENTS -- 0.95%
OTHER* -- 0.79%
UBS Supplementary Trust -
U.S. Cash Management Prime Fund,
yield of 5.21% ...............................       5,703,953        5,703,953
                                                                   ------------

                                                   FACE
                                                   AMOUNT
                                                   ----------
US GOVERNMENT OBLIGATIONS -- 0.16%
US Treasury Bills,
yield of 4.44%, due 07/06/06 (b)(c) ..........     $1,150,000         1,149,149
                                                                   ------------
Total Short-Term Investments
(Cost $6,853,275) ............................                        6,853,102
                                                                   ------------
Total Investments -- 99.80%
(Cost $706,563,332) ..........................                      719,431,375
Cash and other
assets, less liabilities -- 0.20% ............                        1,430,445
                                                                   ------------
Net Assets -- 100.00% ........................                     $720,861,820
                                                                   ============

NOTES TO SCHEDULE OF INVESTMENTS
Aggregate cost for federal income tax purposes, which was substantially the same for book purposes, was $706,563,332;and net unrealized appreciation consisted of:

Gross unrealized appreciation ..................................     $ 38,747,935
Gross unrealized depreciation ...................................     (25,879,892)
                                                                     ------------
Net unrealized appreciation   ...................................    $ 12,868,043
                                                                     ============

(a)    Non-income producing security.
(b)    Reflects annualized yield at June 30, 2006 on zero coupon bonds.
(c) This security was pledged to cover margin requirements for futures contracts.
*      Investment in affiliated mutual fund.

FUTURES CONTRACTS
UBS U.S. Large Cap Equity Relationship Fund had the following open futures contracts as of June 30, 2006:

                                                                EXPIRATION                                       UNREALIZED
INDEX FUTURES BUY CONTRACTS:                                    DATE               COST           VALUE          APPRECIATIONX
                                                                --------------     ----------     ----------     -------------
INDEX FUTURES BUY CONTRACTS:
S&P 500 Index, 12 contracts ................................    September 2006     $3,740,610     $3,838,200     $97,590
                                                                                                                 =======

The segregated aggregate market value of investments pledged to cover margin requirements for open futures contracts at June 30, 2006 was $1,149,149.

--------------------------------------------------------------------------------
                 See accompanying notes to financial statements.              59

UBS U.S. LARGE CAP GROWTH EQUITY RELATIONSHIP FUND

--------------------------------------------------------------------------------

For the six-month period ended June 30, 2006, UBS U.S. Large Cap Growth Equity Relationship Fund (the "Fund") declined 5.32% compared to the 0.93% decline of the Russell 1000 Growth Index (the "Index"). (Please note that these returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.)

During the reporting period, stock selection was the primary detractor from Fund performance. A number of the Fund's holdings that had performed quite well over longer time periods sold off as investors locked in profits, particularly during the months of May and June 2006. Higher volatility asset classes, such as growth equities, suffered, and the Fund's holdings were no exception.

ENERGY STOCKS WERE ONE BRIGHT SPOT DURING A CHALLENGING PERIOD
Energy stocks were one of the leading performers from an industry standpoint over the six-month period. Light sweet crude prices remained high over the past six months, setting record highs more than once during the reporting period. Many companies throughout the energy supply chain, from production and exploration companies to retail-focused energy distributors, continued to benefit from high oil prices and the higher profit margins that resulted. The Fund was significantly overweight to energy sector companies during the period, which was a bright spot for the Fund over the past six months. The Fund's top performers in the industry were Weatherford International and Peabody Energy Corp. Weatherford International's primary focus is designing and manufacturing drilling equipment, services and production systems. Peabody Energy, on the other hand, is one of the world's largest coal companies. Given natural gas prices during much of the period, coal was a much cheaper alternative for electricity production which rekindled coal demand. Peabody is able to arbitrage the two materials and should continue to grow earnings into the foreseeable future based on this imbalance.

TECHNOLOGY HOLDINGS POSTED DISAPPOINTING RETURNS
A number of the Fund's largest positions are within the technology sector. Although we construct our portfolio primarily through bottom-up analysis on a company-by-company basis, there were a number of larger themes in play during the reporting period.

One involves our belief that the shift from traditional to digital media-- whether dealing with advertising spending or the entertainment industry--is just beginning in earnest, and that as this trend continues to evolve, the growth opportunities for industry leaders may make for some particularly attractive investment opportunities.

One of the Fund's larger positions, eBay, struggled during the period, in part due to speculation that an ongoing Google project, Google Checkout, may pose a direct threat to the company's market share and profitability.

Apple was another large overweight position and a significant detractor from performance during the period. The stock has been quite solid over longer timeframes, but during the period some concern arose among investors over the possibility of increased competition and future sales of the company's iPod. Investors took the opportunity to lock in profits in the stock, and share prices dropped. We believe the company's fundamentals remain sound, and we continue to hold the stock in the portfolio.

HEALTH CARE HOLDINGS STRUGGLED DURING THE PERIOD
Although we have generally been bullish on the health care sector for some time, performance of our industry holdings during the reporting period were disappointing and detracted from total returns. St. Jude Medical, UnitedHealth Group and MedImmune were three of the biggest detractors. We generally do not believe their recent performance is indicative of the growth potential and long-term worth of these companies. MedImmune, for example, issued a large convertible bond during the period, which the market interpreted--incorrectly, in our opinion--as a sign of potentially dilutive acquisitions or other financial trouble. All three stocks remain in the portfolio.

MANAGEMENT REMAINS CAUTIOUSLY OPTIMISTIC ON THE ECONOMY IN THE MONTHS AHEAD Looking ahead, a number of factors may determine the strength of the economy over the remainder of 2006. As the Federal Reserve Board continues to fight inflation, it may be forced to strike a difficult balance between maintaining price stability and avoiding raising short term interest rates too high, to the point of putting the brakes on what has been a

--------------------------------------------------------------------------------
60

UBS U.S. LARGE CAP GROWTH EQUITY RELATIONSHIP FUND

--------------------------------------------------------------------------------

period of robust economic expansion. We generally believe that the system for implementing monetary policy in the US is dynamic enough to make that balance possible. Meanwhile, although a cooling housing market is an issue of some potential concern, other economic indicators remain solid--job growth and corporate profitability are both stable, and we anticipate they should remain so over the months ahead. Ultimately, we believe the equity markets may reward those companies that are leaders within their industries and are able to navigate an ever-changing economic landscape. We continue to seek out those companies through extensive bottom-up research, and to position the portfolio accordingly.

--------------------------------------------------------------------------------

This letter is intended to assist shareholders in understanding how the Fund performed during the six-month period ended June 30, 2006. The views and opinions in the letter were current as of August 15, 2006. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent.

We encourage you to consult your financial advisor regarding your personal investment program.

--------------------------------------------------------------------------------

UBS U.S. LARGE CAP GROWTH EQUITY RELATIONSHIP FUND

--------------------------------------------------------------------------------

TOTAL RETURN (UNAUDITED)

                                                     6 months          11/07/05*
                                                     ended             to
                                                     06/30/06          06/30/06
--------------------------------------------------------------------------------
UBS U.S. LARGE CAP GROWTH EQUITY RELATIONSHIP FUND   (5.32)%           (1.96)%
--------------------------------------------------------------------------------
Russell 1000 Growth Index**                          (0.93)             1.21
--------------------------------------------------------------------------------

* Performance inception date of UBS U.S. Large Cap Growth Equity Relationship Fund.

** The Russell 1000 Growth Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, and represents approximately 92% of the total market capitalization of the Russell 3000 Index.

       PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE, AND THE PERFORMANCE INFORMATION PROVIDED DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON THE REDEMPTION OF FUND SHARES. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURN FOR PERIODS OF LESS THAN ONE YEAR HAS NOT BEEN ANNUALIZED. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED.

--------------------------------------------------------------------------------
62

UBS U.S. LARGE CAP GROWTH EQUITY RELATIONSHIP FUND

--------------------------------------------------------------------------------

TOP TEN EQUITY HOLDINGS (UNAUDITED)
As of June 30, 2006

                                                         Percentage of
                                                         net assets
----------------------------------------------------------------------
Google, Inc., Class A ...............................     4.7%
General Electric Co. ................................     4.2
Microsoft Corp. .....................................     3.3
Allergan, Inc. ......................................     3.2
United Technologies Corp. ...........................     3.2
PepsiCo, Inc. .......................................     3.0
Johnson & Johnson  ..................................     2.9
UnitedHealth Group, Inc. ............................     2.4
MedImmune, Inc. .....................................     2.3
Schlumberger Ltd. ...................................     2.3
---------------------------------------------------------------------
Total ...............................................    31.5%

INDUSTRY DIVERSIFICATION (UNAUDITED)
As a percent of net assets
As of June 30, 2006
----------------------------------------------------------------------

Equities
Aerospace & Defense .................................     4.16%
Air Freight & Logistics .............................     2.36
Automobiles .........................................     1.12
Beverages ...........................................     3.00
Biotechnology .......................................     3.92
Capital Markets .....................................     5.58
Chemicals ...........................................     2.00
Commercial Services & Supplies ......................     1.04
Communications Equipment ............................     1.95
Computers & Peripherals .............................     2.99
Consumer Finance ....................................     1.79
Diversified Financial Services ......................     3.82
Electrical Equipment ................................     1.67
Energy Equipment & Services .........................     4.27
Health Care Equipment & Supplies ....................     4.08
Health Care Providers & Services ....................     5.65
Hotels, Restaurants & Leisure .......................     3.51
Industrial Conglomerates ............................     4.24
Insurance ...........................................     1.09
Internet Software & Services ........................     7.41
Machinery ...........................................     3.65
Media ...............................................     1.84
Metals & Mining .....................................     1.27
Multiline Retail ....................................     2.01
Oil & Gas ...........................................     1.99
Pharmaceuticals .....................................     6.08
Road & Rail .........................................     1.28
Semiconductors & Semiconductor Equipment ............     3.64
Software ............................................     5.17
Specialty Retail ....................................     5.56
                                                        ------
Total Equities ......................................    98.14
Short-Term Investment ...............................     2.03
                                                        ------
Total Investments ...................................   100.17
Liabilities, in excess of cash and other assets .....    (0.17)
                                                        ------
Net Assets ..........................................   100.00%
                                                        ======

--------------------------------------------------------------------------------

UBS U.S. LARGE CAP GROWTH EQUITY RELATIONSHIP FUND--SCHEDULE OF INVESTMENTS

June 30, 2006 (unaudited)
--------------------------------------------------------------------------------

                                                   SHARES          VALUE
                                                   -----------     ------------
EQUITIES -- 98.14%
AEROSPACE & DEFENSE -- 4.16%
General Dynamics Corp. .......................          25,600     $  1,675,776
United Technologies Corp. ....................          82,700        5,244,834
                                                                   ------------
                                                                      6,920,610
                                                                   ------------
AIR FREIGHT & LOGISTICS -- 2.36%
United Parcel Service, Inc., Class B .........          35,300        2,906,249
UTI Worldwide, Inc. ..........................          40,200        1,014,246
                                                                   ------------
                                                                      3,920,495
                                                                   ------------
AUTOMOBILES -- 1.12%
Harley-Davidson, Inc. ........................          33,800        1,855,282
                                                                   ------------
BEVERAGES --    3.00%
PepsiCo, Inc. ................................          83,100        4,989,324
                                                                   ------------
BIOTECHNOLOGY -- 3.92%
Genzyme Corp. (a) ............................          44,000        2,686,200
MedImmune, Inc. (a) ..........................         141,600        3,837,360
                                                                   ------------
                                                                      6,523,560
                                                                   ------------
CAPITAL MARKETS -- 5.58%
Goldman Sachs Group, Inc. ....................          16,500        2,482,095
Legg Mason, Inc. .............................          13,700        1,363,424
Merrill Lynch & Co., Inc. ....................          51,300        3,568,428
Morgan Stanley ...............................          29,500        1,864,695
                                                                   ------------
                                                                      9,278,642
                                                                   ------------
CHEMICALS -- 2.00%
Praxair, Inc. ................................          61,600        3,326,400
                                                                   ------------
COMMERCIAL SERVICES & SUPPLIES -- 1.04%
Dun & Bradstreet Corp. (a) ...................          24,700        1,721,096
                                                                   ------------
COMMUNICATIONS EQUIPMENT -- 1.95%
Corning, Inc. (a) ............................          41,000          991,790
QUALCOMM, Inc. ...............................          56,000        2,243,920
                                                                   ------------
                                                                      3,235,710
                                                                   ------------
COMPUTERS & PERIPHERALS -- 2.99%
Apple Computer, Inc. (a) .....................          60,800        3,472,896
Dell, Inc. (a) ...............................          61,600        1,503,656
                                                                   ------------
                                                                      4,976,552
                                                                   ------------
CONSUMER FINANCE -- 1.79%
SLM Corp. ....................................          56,300        2,979,396
                                                                   ------------
DIVERSIFIED FINANCIAL SERVICES -- 3.82%
Bank of America Corp. ........................          34,600        1,664,260
Chicago Mercantile Exchange Holdings, Inc. ...           4,200        2,062,830
Moody's Corp. ................................          48,100        2,619,526
                                                                   ------------
                                                                      6,346,616
                                                                   ------------
ELECTRICAL EQUIPMENT -- 1.67%
Emerson Electric Co. .........................          33,100        2,774,111
                                                                   ------------
ENERGY EQUIPMENT & SERVICES -- 4.27%
Schlumberger Ltd .............................          58,700        3,821,957
Weatherford International Ltd. (a) ...........          66,100        3,279,882
                                                                   ------------
                                                                      7,101,839
                                                                   ------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 4.08%
C.R. Bard, Inc. ..............................          36,400        2,666,664
St. Jude Medical, Inc. (a) ...................          65,900        2,136,478
Zimmer Holdings, Inc. (a) ....................          34,900        1,979,528
                                                                   ------------
                                                                      6,782,670
                                                                   ------------
HEALTH CARE PROVIDERS & SERVICES -- 5.65%
Caremark Rx, Inc. ............................          62,200        3,101,914
Express Scripts, Inc. (a) ....................          32,800        2,353,072
UnitedHealth Group, Inc. .....................          88,000        3,940,640
                                                                   ------------
                                                                      9,395,626
                                                                   ------------
HOTELS, RESTAURANTS & LEISURE --  3.51%
Hilton Hotels Corp. ..........................         108,200        3,059,896
Starwood Hotels & Resorts Worldwide, Inc. ....          22,100        1,333,514
Wynn Resorts Ltd. (a) ........................          19,700        1,444,010
                                                                   ------------
                                                                      5,837,420
                                                                   ------------
INDUSTRIAL CONGLOMERATES -- 4.24%
General Electric Co. .........................         214,000        7,053,440
                                                                   ------------
INSURANCE -- 1.09%
American International Group, Inc. ...........          30,600        1,806,930
                                                                   ------------
INTERNET SOFTWARE & SERVICES --  7.41%
Akamai Technologies, Inc. (a) ................          45,200        1,635,788
eBay, Inc. (a) ...............................          95,600        2,800,124
Google, Inc., Class A (a) ....................          18,800        7,883,404
                                                                   ------------
                                                                     12,319,316
                                                                   ------------
MACHINERY -- 3.65%
Illinois Tool Works, Inc. ....................          61,800        2,935,500
Ingersoll-Rand Co. Ltd., Class A .............          73,300        3,135,774
                                                                   ------------
                                                                      6,071,274
                                                                   ------------
MEDIA -- 1.84%
McGraw-Hill Companies., Inc. .................          61,000        3,064,030
                                                                   ------------
METALS & MINING -- 1.27%
Phelps Dodge Corp. ...........................          25,600        2,103,296
                                                                   ------------
MULTILINE RETAIL -- 2.01%
Nordstrom, Inc. ..............................          46,500        1,697,250
Target Corp. .................................          33,700        1,646,919
                                                                   ------------
                                                                      3,344,169
                                                                   ------------
OIL & GAS -- 1.99%
ExxonMobil Corp. .............................          27,100        1,662,585
Peabody Energy Corp. .........................          29,500        1,644,625
                                                                   ------------
                                                                      3,307,210
                                                                   ------------
PHARMACEUTICALS -- 6.08%
Allergan, Inc. ...............................          49,700        5,330,822
Johnson & Johnson ............................          79,800        4,781,616
                                                                   ------------
                                                                     10,112,438
                                                                   ------------
ROAD & RAIL -- 1.28%
Burlington Northern Santa Fe Corp. ...........          26,800        2,123,900
                                                                   ------------
SEMICONDUCTORS & SEMICONDUCTOR
EQUIPMENT -- 3.64%
Analog Devices, Inc. .........................          87,400        2,809,036
Broadcom Corp., Class A (a) ..................         107,750        3,237,887
                                                                   ------------
                                                                      6,046,923
                                                                   ------------

--------------------------------------------------------------------------------
64

UBS U.S. LARGE CAP GROWTH EQUITY RELATIONSHIP FUND--SCHEDULE OF INVESTMENTS

June 30, 2006 (unaudited)
--------------------------------------------------------------------------------

                                                   SHARES          VALUE
                                                   -----------     ------------
SOFTWARE -- 5.17%
Adobe Systems, Inc. (a) ......................        102,300      $  3,105,828
Microsoft Corp. ..............................        235,300         5,482,490
                                                                   ------------
                                                                      8,588,318
                                                                   ------------
SPECIALTY RETAIL -- 5.56%
Abercrombie & Fitch Co. ......................         24,300         1,346,949
Bed, Bath & Beyond, Inc. (a) .................         55,400         1,837,618
Best Buy Co., Inc. ...........................         52,400         2,873,616
Lowe's Cos., Inc. ............................         52,500         3,185,175
                                                                   ------------
                                                                      9,243,358
                                                                   ------------
Total Equities (Cost $169,246,481) ...........                      163,149,951
                                                                   ------------
SHORT-TERM INVESTMENT* -- 2.03%
INVESTMENT COMPANY -- 2.03%
UBS U.S. Cash Management Prime
Relationship Fund, yield of 5.20%
(Cost $3,378,735) ............................      3,378,735         3,378,735
                                                                   ------------
Total Investments -- 100.17%
(Cost $172,625,216) ..........................                      166,528,686
                                                                   ------------
Liabilities, in excess of cash and
other assets -- (0.17)% ......................                         (285,858)
                                                                   ------------
Net Assets -- 100.00% ........................                     $166,242,828
                                                                   ============

NOTES TO SCHEDULE OF INVESTMENTS
Aggregate cost for federal income tax purposes, which was substantially the same for book purposes, was $172,625,216; and net unrealized depreciation consisted of:

Gross unrealized appreciation ...................................    $  4,038,382
Gross unrealized depreciation ...................................     (10,134,912)
                                                                     ------------
Net unrealized depreciation .....................................    $ (6,096,530)
                                                                     ============

(a)    Non-income producing security.

*      Investment in affiliated mutual fund.

--------------------------------------------------------------------------------
                 See accompanying notes to financial statements.              65

UBS U.S. LARGE-CAP VALUE EQUITY RELATIONSHIP FUND

--------------------------------------------------------------------------------

For the six-month period ended June 30, 2006, UBS U.S. Large-Cap Value Equity Relationship Fund (the "Fund") returned 4.74% compared to the 6.56% return of the Russell 1000 Value Index (the "Index"). (Please note that these returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.)

The Fund's underperformance of the Index was primarily a result of stock selection and industry weightings within the portfolio. A number of holdings that had performed well over longer time periods sold off as the market reversed direction in May and June 2006.

OIL SERVICE AND REFINING COMPANIES CONTINUED TO POST SOLID RETURNS
Our view regarding oil and energy prices was and continues to be that current prices are unsustainably high. In our analysis, the market seems to be banking on a major disruption in supply, presumably sparked by continued strife in Iraq or a pending standoff with Iran. While we believe crude oil is currently overvalued, we anticipate that prices may remain both high and volatile before returning to their fair value range. During that time, our analysis suggested that oil refining and servicing companies had the most to gain from such an environment, while energy reserves companies--whose business are significantly more dependant on the price of oil-had the most to lose.

With that in mind, the Fund took overweight positions in a number of oil service and refining companies, including Baker Hughes, GlobalSantaFe and Marathon Oil, all of which were among the top contributors to performance.

COMPUTER SOFTWARE INDUSTRY STRUGGLED OVER THE REPORTING PERIOD, WHILE STOCK SELECTION IN BANKING INDUSTRY DETRACTED FROM RETURNS
Specific holdings within the computer software industry had a particularly adverse effect on performance over the period. The sector represents one of the Fund's larger overweights, and Microsoft, the world's leading consumer software manufacturer, and Symantec, the antivirus software company, both posted negative returns during the period. More than 3% of the Fund's net assets are invested between the two stocks, and their declines had a notable effect on the overall portfolio.

Within the banking industry, the Fund's holdings generally posted positive returns over the reporting period, but tended to lag the industry on the whole. Bank of America and Mellon Financial, an institutionally focused financial firm, were two such holdings.

MANAGEMENT REMAINS CAUTIOUSLY OPTIMISTIC ON THE ECONOMY IN THE MONTHS AHEAD Looking ahead, a number of factors may determine the strength of the economy over the remainder of 2006. As the Federal Reserve Board continues to fight inflation, it may be forced to strike a difficult balance between maintaining price stability and avoiding raising short term interest rates too high, to the point of putting the brakes on what has been a period of robust economic expansion. We generally believe that the system for implementing monetary policy in the US is dynamic enough to make that balance possible. Meanwhile, although a cooling housing market is an issue of some potential concern, other economic indicators remain solid--job growth and corporate profitability are both stable, and we anticipate they should remain so over the months ahead. Ultimately, we believe the equity markets may reward those companies that are leaders within their industries and are able to navigate an ever-changing economic landscape. We continue to seek out those companies through extensive bottom-up research, and to position the portfolio accordingly.

--------------------------------------------------------------------------------

This letter is intended to assist shareholders in understanding how the Fund performed during the six-month period ended June 30, 2006. The views and opinions in the letter were current as of August 15, 2006. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent.

We encourage you to consult your financial advisor regarding your personal investment program.

--------------------------------------------------------------------------------
66

UBS U.S. LARGE-CAP VALUE EQUITY RELATIONSHIP FUND

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN (UNAUDITED)

                                                            6 months          1 year            5 years           Annualized
                                                            ended             ended             ended             06/25/98* to
                                                            06/30/06          06/30/06          06/30/06          06/30/06
------------------------------------------------------------------------------------------------------------------------------
UBS U.S. LARGE-CAP VALUE EQUITY RELATIONSHIP FUND           4.74%             13.18%            8.38%             8.29%
------------------------------------------------------------------------------------------------------------------------------
Russell 1000 Value Index                                    6.56              12.12             6.90              6.36
------------------------------------------------------------------------------------------------------------------------------

*      Performance inception date of UBS U.S. Large-Cap Value Equity
       Relationship Fund.

       PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE, AND THE PERFORMANCE INFORMATION PROVIDED DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON THE REDEMPTION OF FUND SHARES. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURN FOR PERIODS OF LESS THAN ONE YEAR HAS NOT BEEN ANNUALIZED. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED.

--------------------------------------------------------------------------------

UBS U.S. LARGE-CAP VALUE EQUITY RELATIONSHIP FUND

--------------------------------------------------------------------------------

TOP TEN EQUITY HOLDINGS (UNAUDITED)
As of June 30, 2006

                                                         Percentage of
                                                         net assets
----------------------------------------------------------------------
Citigroup, Inc. .....................................     5.6%
Wells Fargo & Co. ...................................     4.5
Marathon Oil Corp. ..................................     4.3
Morgan Stanley ......................................     4.2
ExxonMobil Corp. ....................................     3.7
JPMorgan Chase & Co. ................................     3.5
Wyeth ...............................................     2.8
American International Group, Inc. ..................     2.8
Exelon Corp. ........................................     2.5
Sprint Nextel Corp. .................................     2.4
---------------------------------------------------------------------
Total ...............................................    36.3%

INDUSTRY DIVERSIFICATION (UNAUDITED)
As a percent of net assets
As of June 30, 2006
----------------------------------------------------------------------

Equities
Aerospace & Defense .................................     2.57%
Air Freight & Logistics .............................     1.90
Auto Components .....................................     3.29
Automobiles .........................................     0.80
Beverages ...........................................     1.20
Biotechnology........................................     0.69
Building Products ...................................     1.90
Capital Markets .....................................     7.77
Commercial Banks ....................................    10.74
Commercial Services & Supplies ......................     0.84
Diversified Financial Services ......................     9.17
Diversified Telecommunication Services ..............     2.24
Electric Utilities ..................................     6.15
Energy Equipment & Services .........................     2.57
Food & Staples Retailing ............................     3.42
Health Care Providers & Services ....................     3.67
Insurance. ..........................................     5.95
Internet & Catalog Retail............................     0.45
IT Services .........................................     1.11
Machinery ...........................................     2.22
Media ...............................................     4.96
Multi-Utilities & Unregulated Power .................     1.77
Oil & Gas ...........................................     7.94
Pharmaceuticals .....................................     4.88
Road & Rail .........................................     2.24
Software ............................................     3.39
Thrifts & Mortgage Finance ..........................     1.78
Wireless Telecommunication Services .................     2.42
                                                        ------
Total Equities ......................................    98.03*
Short-Term Investments ..............................     1.96
                                                        ------
Total Investments ...................................    99.99
Cash and other assets, less liabilities .............     0.01
                                                        ------
Net Assets ..........................................   100.00%
                                                        ======

*The Fund held a long position in US stock index futures which resulted in an increase in the Fund's exposure to equities from 98.03% to 98.05%.

--------------------------------------------------------------------------------
68

UBS U.S. LARGE-CAP VALUE EQUITY RELATIONSHIP FUND--SCHEDULE OF INVESTMENTS

June 30, 2006 (unaudited)
--------------------------------------------------------------------------------

                                                             SHARES      VALUE
                                                             --------    ------------
EQUITIES -- 98.03%
AEROSPACE & DEFENSE -- 2.57%
Lockheed Martin Corp. ..................................       20,400    $  1,463,496
Northrop Grumman Corp. .................................       22,600       1,447,756
                                                                         ------------
                                                                            2,911,252
                                                                         ------------
AIR FREIGHT & LOGISTICS -- 1.90%
FedEx Corp. ............................................       18,400       2,150,224
                                                                         ------------
AUTO COMPONENTS -- 3.29%
Borg-Warner, Inc. ......................................       16,600       1,080,660
Johnson Controls, Inc. .................................       32,200       2,647,484
                                                                         ------------
                                                                            3,728,144
                                                                         ------------
AUTOMOBILES -- 0.80%
Harley-Davidson, Inc. ..................................       16,600         911,174
                                                                         ------------
BEVERAGES -- 1.20%
Anheuser-Busch Cos., Inc. ..............................       29,900       1,363,141
                                                                         ------------
BIOTECHNOLOGY -- 0.69%
Cephalon, Inc. (a) .....................................       13,100         787,310
                                                                         ------------
BUILDING PRODUCTS -- 1.90%
Masco Corp. ............................................       72,600       2,151,864
                                                                         ------------
CAPITAL MARKETS -- 7.77%
Mellon Financial Corp. .................................       74,400       2,561,592
Morgan Stanley .........................................       75,600       4,778,676
Northern Trust Corp. ...................................       26,700       1,476,510
                                                                         ------------
                                                                            8,816,778
                                                                         ------------
COMMERCIAL BANKS -- 10.74%
Bank of America Corp. ..................................       41,032       1,973,639
Fifth Third Bancorp ....................................       73,900       2,730,605
PNC Financial Services Group, Inc. .....................       33,500       2,350,695
Wells Fargo & Co. ......................................       76,500       5,131,620
                                                                         ------------
                                                                           12,186,559
                                                                         ------------
COMMERCIAL SERVICES & SUPPLIES -- 0.84%
Cendant Corp. ..........................................       58,600         954,594
                                                                         ------------
DIVERSIFIED FINANCIAL SERVICES -- 9.17%
Citigroup, Inc. ........................................      132,759       6,404,294
JPMorgan Chase & Co. ...................................       95,300       4,002,600
                                                                         ------------
                                                                           10,406,894
                                                                         ------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 2.24%
AT&T, Inc. .............................................       81,100       2,261,879
Embarq Corp. (a) .......................................        6,884         282,175
                                                                         ------------
                                                                            2,544,054
                                                                         ------------
ELECTRIC UTILITIES -- 6.15%
American Electric Power Co., Inc. ......................       55,500       1,900,875
Exelon Corp. ...........................................       50,500       2,869,915
Northeast Utilities ....................................       56,100       1,159,587
Pepco Holdings, Inc. ...................................       44,200       1,042,236
                                                                         ------------
                                                                            6,972,613
                                                                         ------------
ENERGY EQUIPMENT & SERVICES -- 2.57%
Baker Hughes, Inc. .....................................       11,500         941,275
ENSCO International, Inc. ..............................       11,400         524,628
GlobalSantaFe Corp. ....................................       25,200       1,455,300
                                                                         ------------
                                                                            2,921,203
                                                                         ------------
FOOD & STAPLES RETAILING -- 3.42%
Costco Wholesale Corp. .................................       39,400       2,250,922
Kroger Co. .............................................       74,800       1,635,128
                                                                         ------------
                                                                            3,886,050
                                                                         ------------
HEALTH CARE PROVIDERS & SERVICES -- 3.67%
Caremark Rx, Inc. ......................................       10,300         513,661
Medco Health Solutions, Inc. (a) .......................       28,400       1,626,752
UnitedHealth Group, Inc. ...............................       45,300       2,028,534
                                                                         ------------
                                                                            4,168,947
                                                                         ------------
INSURANCE -- 5.95%
Allstate Corp. .........................................       29,500       1,614,535
American International Group, Inc. .....................       53,800       3,176,890
Hartford Financial Services Group, Inc. ................       23,100       1,954,260
                                                                         ------------
                                                                            6,745,685
                                                                         ------------
INTERNET & CATALOG RETAIL -- 0.45%
Expedia, Inc. (a) ......................................       34,000         508,980
                                                                         ------------
IT SERVICES -- 1.11%
Accenture Ltd., Class A ................................       44,300       1,254,576
                                                                         ------------
MACHINERY -- 2.22%
Illinois Tool Works, Inc. ..............................       53,100       2,522,250
                                                                         ------------
MEDIA -- 4.96%
DIRECTV Group, Inc. (a) ................................       97,300       1,605,450
News Corp., Inc., Class A ..............................       66,900       1,283,142
Omnicom Group, Inc. ....................................       26,300       2,343,067
Univision Communications, Inc., Class A (a) ............       12,000         402,000
                                                                         ------------
                                                                            5,633,659
                                                                         ------------
MULTI-UTILITIES & UNREGULATED POWER -- 1.77%
NiSource, Inc. .........................................       42,200         921,648
Sempra Energy ..........................................       23,800       1,082,424
                                                                         ------------
                                                                            2,004,072
                                                                         ------------
OIL & GAS -- 7.94%
ExxonMobil Corp. .......................................       67,600       4,147,260
Marathon Oil Corp. .....................................       58,300       4,856,390
                                                                         ------------
                                                                            9,003,650
                                                                         ------------
PHARMACEUTICALS -- 4.88%
Bristol-Myers Squibb Co. ...............................       51,200       1,324,032
Johnson & Johnson ......................................       16,900       1,012,648
Wyeth ..................................................       72,100       3,201,961
                                                                         ------------
                                                                            5,538,641
                                                                         ------------
ROAD & RAIL -- 2.24%
Burlington Northern Santa Fe Corp. .....................       32,100       2,543,925
                                                                         ------------
SOFTWARE -- 3.39%
Microsoft Corp. ........................................       98,900       2,304,370
Symantec Corp. (a) .....................................       99,500       1,546,230
                                                                         ------------
                                                                            3,850,600
                                                                         ------------
THRIFTS & MORTGAGE FINANCE -- 1.78%
Freddie Mac ............................................       35,500       2,023,855
                                                                         ------------

--------------------------------------------------------------------------------

UBS U.S. LARGE-CAP VALUE EQUITY RELATIONSHIP FUND--SCHEDULE OF INVESTMENTS

June 30, 2006 (unaudited)
--------------------------------------------------------------------------------

                                                            SHARES       VALUE
                                                            ---------    ------------
WIRELESS TELECOMMUNICATION SERVICES -- 2.42%
Sprint Nextel Corp. ....................................      137,181    $  2,742,248
                                                                         ------------
Total Equities (Cost $86,981,098) ......................                  111,232,942
                                                                         ------------
SHORT-TERM INVESTMENTS -- 1.96%

OTHER* -- 1.78%
UBS Supplementary Trust --
   U.S. Cash Management Prime Fund,
   yield of 5.21% ......................................    2,017,899       2,017,899
                                                                         ------------

                                                             FACE
                                                             AMOUNT
                                                             --------
US GOVERNMENT OBLIGATIONS -- 0.18%
US Treasury Bills, (b)
   yield of 4.06%, due 07/06/06 ........................     $200,000         199,852
                                                                         ------------
Total Short-Term Investments
   (Cost $2,217,781) ...................................                    2,217,751
                                                                         ------------
Total Investments -- 99.99%
   (Cost $89,198,879) ..................................                  113,450,693
Cash and other assets, less liabilities -- 0.01%                               14,546
                                                                         ------------
Net Assets -- 100.00% ..................................                 $113,465,239
                                                                         ============

NOTES TO SCHEDULE OF INVESTMENTS

Aggregate cost for federal income tax purposes, which was substantially the same for book purposes, was $89,198,879; and net unrealized appreciation consisted of:

Gross unrealized appreciation ...........................                $25,835,013
Gross unrealized depreciation ...........................                 (1,583,199)
                                                                         -----------
Net unrealized appreciation .............................                $24,251,814
                                                                         ===========

(a)        Non-income producing security.
(b) This security was pledged to cover margin requirements for futures contracts.
*          Investment in affiliated mutual fund.

FUTURES CONTRACTS

UBS U.S. Large-Cap Value Equity Relationship Fund had the following open futures contracts as of June 30, 2006:

                                              EXPIRATION                             UNREALIZED
                                              DATE             COST       VALUE      APPRECIATION
                                              ----------       --------   --------   ------------
INDEX FUTURES BUY CONTRACTS:
S&P 500 Index, 3 contracts .................  September 2006   $942,015   $959,550   $17,535
                                                                                     =======

The segregated aggregate market value of investments pledged to cover margin requirements for open futures contracts at June 30, 2006 was $199,852.

--------------------------------------------------------------------------------
70               See accompanying notes to financial statements.

UBS ABSOLUTE RETURN INVESTMENT GRADE BOND RELATIONSHIP FUND

--------------------------------------------------------------------------------

For the six-month period ended June 30, 2006, UBS Absolute Return Investment Grade Bond Relationship Fund (the "Fund") returned 3.09% compared to the 2.21% return of the Merrill Lynch US Treasury Notes and Bonds 0-3 Month Index and the 2.49% return of the US LIBOR 3-Month Index (the "Index"). (Please note that these returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.)

The Fund maintained a negative duration stance throughout the reporting period, which helped it outperform the Index during what was a challenging period for fixed income investments.

Also of note, during the reporting period, the Fund's Board of Trustees approved a change in the Fund's investment policy, so that under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) at the time of purchase in investment grade bonds and/or investments that provide exposure to investment grade bonds. Also, to better reflect the Fund's new investment strategy, the Board of Trustees approved changing the name of the Fund. The Fund was previously known as UBS Absolute Return Bond Relationship Fund.

NEGATIVE DURATION POSITIONING CONTRIBUTED POSITIVELY TO PERFORMANCE
As was widely anticipated, the Federal Reserve Board (the "Fed") continued its tightening policy, raising short term rates four times during the reporting period before pausing after the period ended. The Fed's 17 consecutive rate hikes was the longest tightening campaign on record in more than 50 years, driven primarily by concerns over inflation. In some of the Fed's more recent comments, the Board has pointed to elevated core inflation and the ongoing perceived risk of inflation as the rationale behind rate increases. This persistent increase in rates put significant upward pressure on yields throughout the reporting period. Treasury yields rose more dramatically on shorter-dated securities than on the longer-end of the yield curve. The result was an exceptionally flat yield curve throughout the reporting period, with investors generally not being compensated for taking on the additional risk associated with longer-dated bonds.

In this environment, the Fund maintained its negative duration stance, which was -0.25 years at the end of the reporting period. This was particularly beneficial to the Fund's absolute returns, enabling it to exceed its LIBOR-based performance goal.

SECTOR ALLOCATION WAS A POSITIVE CONTRIBUTOR TO PERFORMANCE
Throughout the reporting period, the Fund's sector allocation was beneficial to performance. We found securitized sectors of the market to offer the most attractive valuations, including asset-backed securities (ABS), mortgage-backed securities (MBS) and commercial mortgage-backed securities (CMBS). The Fund held overweight positions in all three sectors relative to the Index, and that positioning was a benefit to performance.

Within Treasuries, we favored Treasury Inflation Protected securities (TIPs) to other Treasury bonds. Although TIPs did not appear undervalued on an absolute basis, they did appear attractive relative to nominal Treasuries in our analysis.

DESPITE MIXED SIGNALS, OUTLOOK FOR ECONOMY REMAINS POSITIVE
The current economic backdrop is one of mixed and sometimes contradictory signals. Employment and corporate profitability remain robust, but a softening housing market and moderate levels of inflation are both areas that may pose future problems. We tend to believe that core inflation is generally under control, although it may continue to garner attention over the short term. In terms of overall economic growth, we anticipate that gross domestic product may return to trend-like growth levels into 2007, and that a "hard landing" for the economy is relatively unlikely. Within the Fund, we have slightly deemphasized our defensive stance, and continue to seek out attractively valued sectors of the market, with an eye toward controlling risk and maintaining liquidity within the portfolio.

--------------------------------------------------------------------------------

This letter is intended to assist shareholders in understanding how the Fund performed during the six-month period ended June 30, 2006. The views and opinions in the letter were current as of August 15, 2006. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent.

We encourage you to consult your financial advisor regarding your personal investment program.

--------------------------------------------------------------------------------

UBS ABSOLUTE RETURN INVESTMENT GRADE BOND RELATIONSHIP FUND

--------------------------------------------------------------------------------

TOTAL RETURN (UNAUDITED)

                                                                    6 months
                                                                    ended        12/06/05*
                                                                    06/30/06     to 06/30/06
--------------------------------------------------------------------------------------------
UBS ABSOLUTE RETURN INVESTMENT GRADE BOND RELATIONSHIP FUND         3.09%        3.36%
--------------------------------------------------------------------------------------------
US Libor 3-Month Index                                              2.49         2.81
--------------------------------------------------------------------------------------------
Merrill Lynch US Treasury Notes and Bonds 0-3 Month Index           2.21         2.48
--------------------------------------------------------------------------------------------

* Performance inception date of UBS Absolute Return Investment Grade Bond Relationship Fund.

     PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE, AND THE PERFORMANCE INFORMATION PROVIDED DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON THE REDEMPTION OF FUND SHARES. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURN FOR PERIODS OF LESS THAN ONE YEAR HAS NOT BEEN ANNUALIZED. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED.

--------------------------------------------------------------------------------
72

UBS ABSOLUTE RETURN INVESTMENT GRADE BOND RELATIONSHIP FUND

--------------------------------------------------------------------------------

TOP TEN FIXED INCOME HOLDINGS (UNAUDITED)
As of June 30, 2006

                                                                   Percentage of
                                                                   net assets
--------------------------------------------------------------------------------
Host Marriott Pool Trust, 99-HMTA, Class C
7.730%, due 08/03/15 ..........................................     3.7%
Goldman Sachs Group, Inc.
6.100%, due 09/29/14 ..........................................     3.7
TW Hotel Funding 2005 LLC, 05-LUX, Class K
6.399%, due 01/15/21 ..........................................     3.6
Commercial Mortgage Pass-Through
Certificates, 06-CN2A, Class G
5.756%, due 02/05/19 ..........................................     3.6
Irwin Home Equity, 06-1, Class 2A2
5.390%, due 09/25/35 ..........................................     3.6
Saco I Trust, 05-WM2, Class B1
6.500%, due 07/25/35 ..........................................     3.6
Credit-Based Asset Servicing and
Securitization CBO Ltd., 15A, Class B
5.640%, due 02/16/41 ..........................................     3.5
RAAC Series, 04-SP1, Class AI4
5.285%, due 08/25/27 ..........................................     3.5
First Auto Receivables Group Trust, 03-2, Class A4
3.314%, due 09/15/10 ..........................................     3.3
Wells Fargo Mortgage Backed
Securities Trust, 05-AR2, Class 3A1
4.943%, due 03/25/35 ..........................................     3.3
--------------------------------------------------------------------------------
Total .........................................................    35.4%

INDUSTRY DIVERSIFICATION (UNAUDITED)
As a percent of net assets
As of June 30, 2006
--------------------------------------------------------------------------

Bonds
US Bonds
US Corporate Bonds
Auto Components ..............................................       2.36%
Consumer Finance .............................................       2.19
Diversified Financial Services ...............................       6.09
Real Estate ..................................................       2.44
Thrift & Mortgage Finance ....................................       3.61
                                                                   ------
Total US Corporate Bonds .....................................      16.69
Asset-Backed Securities ......................................      36.51
Collateralized Debt Obligations ..............................       3.53
Commercial Mortgage-Backed Securities ........................      20.03
Mortgage & Agency Debt Securities ............................      17.60
                                                                   ------
Total US Bonds ...............................................      94.36*
International Bond
International Asset-Backed Security ..........................       1.97*
                                                                   ------
Total Bonds ..................................................      96.33
Short-Term Investments .......................................       3.74
Options Purchased ............................................       0.09
                                                                   ------
Total Investments ............................................     100.16
Liabilities, in excess of cash and other assets                     (0.16)
                                                                   ------
Net Assets ...................................................     100.00%
                                                                   ======

* The Fund held short positions in US Treasury futures which resulted in an increase in the Fund's exposure to US bonds from 94.36% to 94.56%. The Fund also held short positions in Euro Dollar futures which resulted in an increase in the Fund's exposure to the international bond from 1.97% to 1.99%. The Fund also held a long position in US Treasury futures which resulted in an increase in the Fund's exposure to US bonds from 94.36% to 94.37%.

--------------------------------------------------------------------------------

UBS ABSOLUTE RETURN INVESTMENT GRADE BOND RELATIONSHIP FUND--SCHEDULE OF INVESTMENTS

June 30, 2006 (unaudited)
--------------------------------------------------------------------------------

                                                           FACE
                                                           AMOUNT         VALUE
                                                           ----------     -----------
BONDS -- 96.33%
US BONDS -- 94.36%
US CORPORATE BONDS -- 16.69%
Countrywide Financial Corp. +
5.720%, due 04/01/11 ...................................   $1,000,000     $ 1,000,000
EOP Operating LP +
6.108%, due 10/01/10 ...................................    1,000,000       1,010,342
Goldman Sachs Group, Inc. +
6.100%, due 09/29/14 ...................................    1,500,000       1,514,763
HSBC Finance Corp. +
5.427%, due 07/19/12 ...................................      900,000         904,764
Johnson Controls, Inc.
5.250%, due 01/15/11 ...................................    1,000,000         974,495
Morgan Stanley +
5.548%, due 10/15/15 ...................................    1,000,000       1,001,813
Residential Capital Corp.
6.125%, due 11/21/08 ...................................      500,000         494,205
                                                                          -----------
                                                                            6,900,382
                                                                          -----------
ASSET-BACKED SECURITIES -- 36.51%
ACE Securities Corp.,
06-SL1, Class M5 (a)
5.993%, due 09/25/35 ...................................    1,000,000       1,004,130
Duke Funding Ltd.,
06-HG5A, Class C, 144A +
6.724%, due 07/03/50 ...................................      212,000         212,000
First Auto Receivables Group Trust,
03-2, Class A4, 144A
3.314%, due 09/15/10 ...................................    1,404,367       1,384,872
First Franklin Mortgage Loan
Asset Backed Certificates,
03-FFB, Class M2 (a)
7.323%, due 02/25/33 ...................................      434,752         435,388
Franklin Auto Trust,
05-1, Class C
5.440%, due 05/20/13 ...................................      600,000         598,079
GSAMP Trust,
06-S1, Class M3 (a)
6.073%, due 11/25/35 ...................................    1,000,000       1,007,906
GSAMP Trust,
06-S4, Class M7 (a)
7.350%, due 05/25/36 ...................................      200,000         200,000
Irwin Home Equity,
06-1, Class 2A2, 144A (a)
5.390%, due 09/25/35 ...................................    1,500,000       1,471,803
Metris Master Trust,
05-2, Class C, 144A +
5.817%, due 09/20/11 ...................................    1,100,000       1,099,989
Navistar Financial Corp. Owner Trust,
04-B, Class C
3.930%, due 10/15/12 ...................................      647,196         621,370
Nomura Asset Acceptance Corp.,
06-S2, Class B1, 144A +
6.523%, due 04/25/36 ...................................      762,000         761,048
Saco I Trust,
05-WM2, Class B1 (a)
6.500%, due 07/25/35 ...................................    1,500,000       1,468,504
Saco I Trust,
06-4, Class B1 +
6.523%, due 03/25/36 ...................................      600,000         601,269
Structured Asset Securities Corp.,
05-S7, Class M9, 144A (a)
7.823%, due 12/25/35 ...................................    1,000,000         992,726
Superior Wholesale Inventory Financing,
04-A9, Class CTFS, 144A +
5.449%, due 05/15/09 ...................................      800,000         801,500
Susquehanna Auto Lease Trust,
03-1, Class C, 144A
4.810%, due 09/14/07 ...................................      400,000         399,429
Taberna Preferred Funding Ltd.,
06-5A, Class A3, 144A +
6.600%, due 08/05/36 ...................................      160,000         160,000
Terwin Mortgage Trust,
06-1, Class 2M2, 144A (a)
4.250%, due 01/25/37 ...................................    1,250,000       1,160,938
Terwin Mortgage Trust,
06-2HGS, Class A2, 144A +
4.500%, due 03/25/37 ...................................      400,000         385,804
USAA Auto Owner Trust,
03-1, Class A4
2.040%, due 02/16/10 ...................................      328,613         325,938
                                                                          -----------
                                                                           15,092,693
                                                                          -----------
COLLATERALIZED DEBT OBLIGATIONS -- 3.53%
Credit-Based Asset Servicing and
Securitization CBO Ltd.,
15A, Class B, 144A (c) +
5.640%, due 02/16/41 ...................................    1,500,000       1,459,688
                                                                          -----------
COMMERCIAL MORTGAGE-BACKED SECURITIES -- 20.03%
Banc of America Large Loan,
05-BOCA, Class H, 144A +
6.149%, due 12/15/16 ...................................      800,000         800,318
Banc of America Large Loan,
05-BOCA, Class K, 144A +
6.549%, due 12/15/16 ...................................    1,000,000       1,000,397
Banc of America Large Loan,
06-LAQ, Class H, 144A +
5.830%, due 02/09/21 ...................................      500,000         501,946
Bear Stearns Commercial Mortgage Securities,
02-FL1A, Class B, 144A +
5.696%, due 08/03/14 ...................................      660,517         660,517
Bear Stearns Commercial Mortgage Securities,
05-LXR1, Class G, 144A +
6.149%, due 09/15/18 ...................................      800,000         800,563
Commercial Mortgage Pass-Through Certificates,
06-CN2A, Class G, 144A +
5.756%, due 02/05/19 ...................................    1,500,000       1,500,000
Host Marriott Pool Trust,
99-HMTA, Class C, 144A
7.730%, due 08/03/15 ...................................    1,440,000       1,519,068
TW Hotel Funding 2005 LLC,
05-LUX, Class K, 144A +
6.399%, due 01/15/21 ...................................    1,500,000       1,500,004
                                                                          -----------
                                                                            8,282,813
                                                                          -----------
MORTGAGE & AGENCY DEBT SECURITIES -- 17.60%
Adjustable Rate Mortgage Trust,
05-12, Class 2A1 +
5.729%, due 03/25/36 ...................................    1,344,062       1,331,683

--------------------------------------------------------------------------------
74

UBS ABSOLUTE RETURN INVESTMENT GRADE BOND RELATIONSHIP FUND--SCHEDULE OF INVESTMENTS

June 30, 2006 (unaudited)
--------------------------------------------------------------------------------

                                                           FACE
                                                           AMOUNT         VALUE
                                                           ----------     -----------
First Horizon Alternative Mortgage Securities, Inc.,
05-AA7, Class 2A1 +
5.430%, due 09/25/35 ...................................   $1,246,656     $ 1,227,651
RAAC Series,
04-SP1, ClassAI4 +
5.285%, due 08/25/27 ...................................    1,500,000       1,447,802
RAAC Series,
06-RP1, Class M4, 144A +
7.198%, due 10/25/45 ...................................      600,883         600,883
Residential Accredit Loans, Inc.,
05-QS13, Class 1A6
5.500%, due 09/25/35 ...................................    1,309,521       1,289,683
Wells Fargo Mortgage Backed Securities Trust,
05-AR2, Class 3A1 +
4.943%, due 03/25/35 ...................................    1,425,946       1,378,711
                                                                          -----------
                                                                            7,276,413
                                                                          -----------

Total US Bonds .........................................                   39,011,989
                                                                          -----------
INTERNATIONAL BOND -- 1.97%

INTERNATIONAL ASSET-BACKED SECURITY -- 1.97%

CAYMAN ISLANDS -- 1.97%
MM Community Funding II Ltd./MM
Community Funding II, Corp., 144A +
7.620%, due 12/15/31 ...................................      800,000         814,320
                                                                          -----------
Total Bonds (Cost $40,052,959) .........................                   39,826,309
                                                                          -----------

                                                           SHARES
                                                           ----------
SHORT-TERM INVESTMENTS -- 3.74%
INVESTMENT COMPANY* -- 3.56%
UBS U.S. Cash Management
Prime Relationship Fund,
yield of 5.20% .........................................    1,469,893       1,469,893
                                                                          -----------

                                                           FACE
                                                           AMOUNT
                                                           ----------
US GOVERNMENT OBLIGATIONS -- 0.18%
US Treasury Bills,
yield of 4.06%, due 07/06/06 (b) .......................   $   75,000          74,944
                                                                          -----------
Total Short-Term Investments
(Cost $1,544,847) ......................................                    1,544,837
                                                                          -----------

                                                           NUMBER OF
                                                           CONTRACTS
                                                           ----------
OPTIONS PURCHASED -- 0.09% (d)
CALL OPTION -- 0.02%
Interest Rate Call US 5 Year Note Futures
expiration September 2006 Strike @ 104 .................           38           8,312
                                                                          -----------
PUT OPTION -- 0.07%
Interest Rate Put US 5 Year Note Futures
expiration September 2006 Strike @ 104 .................           38          29,688
                                                                          -----------
Total Options Purchased (Cost $40,660) .................                       38,000
                                                                          -----------
Total Investments -- 100.16%
(Cost $41,638,466) .....................................                   41,409,146
Liabilities, in excess of cash
and other assets -- (0.16)% .............................                     (66,955)
                                                                          -----------
Net Assets -- 100.00% ...................................                 $41,342,191
                                                                          ===========

NOTES TO SCHEDULE OF INVESTMENTS

Aggregate cost for federal income tax purposes, which was substantially the same for book purposes, was $41,638,466; and net unrealized depreciation consisted of:

Gross unrealized appreciation ..........................                    $  77,393
Gross unrealized depreciation ..........................                     (306,713)
                                                                            ---------
Net unrealized depreciation ............................                    $(229,320)
                                                                            ---------

+ Floating rate securities -- The interest rates shown are the current rates as of June 30, 2006.
(a) Step Bonds -- Coupon rate increases in increments to maturity. Rate disclosed is as of June 30, 2006. Maturity date disclosed is the ultimate maturity date.
(b)        This security was pledged to cover margin requirements for futures contracts.
(c) This security, which represents 3.53% of net assets as of June 30, 2006, is considered illiquid and restricted.
(d)        Non-income producing securities.
*          Investment in affiliated mutual fund.
144A Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2006, the value of these securities amounted to $19,987,813 or 48.35% of net assets.
GSAMP      Goldman Sachs Mortgage Securities Corp.
RAAC       Redevelopment Authority of Allegheny County.

RESTRICTED SECURITY
-------------------

                                                                                    ACQUISITION                   MARKET
                                                                                    COST AS A                     VALUE AS A
                                                        ACQUISITION   ACQUISITION   PERCENTAGE OF   MARKET        PERCENTAGE
SECURITY                                                DATE          COST          NET ASSETS      VALUE         OF NET ASSETS
                                                        -----------   -----------   -------------   ----------    -------------
Credit-Based Asset Servicing and
Securitization CBO Ltd., 15 A, Class B ...............  01/25/06      $1,500,000    3.63%           $1,459,688    3.53%

--------------------------------------------------------------------------------

UBS ABSOLUTE RETURN INVESTMENT GRADE BOND RELATIONSHIP FUND--SCHEDULE OF INVESTMENTS

June 30, 2006 (unaudited)
--------------------------------------------------------------------------------

FUTURES CONTRACTS

UBS Absolute Return Investment Grade Bond Relationship Fund had the following open futures contracts as of June 30, 2006:

                                                                        EXPIRATION       COST/                       UNREALIZED
                                                                        DATES            PROCEEDS      VALUE         APPRECIATION
                                                                        --------------   -----------   -----------   ------------
US TREASURY NOTE FUTURES BUY CONTRACTS:
5 Year US Treasury Notes, 10 contracts .............................    September 2006   $ 1,030,506   $ 1,034,062   $ 3,556

US TREASURY NOTE FUTURES SALE CONTRACTS:
2 Year US Treasury Notes, 114 contracts ............................    September 2006    23,191,448    23,117,063    74,385
5 Year US Treasury Notes, 19 contracts .............................    September 2006     1,971,210     1,964,719     6,491

CURRENCY FUTURES SALE CONTRACTS:
Eurodollar, 2 contracts ............................................    September 2006       475,842       472,100     3,742
Eurodollar, 2 contracts ............................................     December 2006       476,067       472,025     4,042
Eurodollar, 2 contracts ............................................        March 2007       473,243       472,200     1,043
                                                                                                                     -------
Total net unrealized appreciation on futures contracts .............                                                 $93,259
                                                                                                                     =======

The segregated aggregate market value of investments pledged to cover margin requirements for the open futures contracts at June 30, 2006 was $74,944.

--------------------------------------------------------------------------------
76               See accompanying notes to financial statements.

UBS CORPORATE BOND RELATIONSHIP FUND

--------------------------------------------------------------------------------

For the six-month period ended June 30, 2006, UBS Corporate Bond Relationship Fund (the "Fund") declined 0.59%. For purposes of comparison, the Lehman Brothers US Credit Index declined 1.55% during the same period. (Please note that these returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.)

Although the Fund posted negative absolute returns during what was a challenging period for the corporate fixed income market, issue selection was relatively positive and helped limit declines during the period.

INVESTMENT TEAM'S ISSUE SELECTION WAS A POSITIVE FOR THE FUND IN A CHALLENGING ENVIRONMENT
The past six months represented a particularly challenging period throughout the fixed income market. The Federal Reserve Board (the "Fed") raised short-term interest rates four times during the reporting period. Although the Fed left rates unchanged in its August meeting (after the period ended), the previous string of 17 consecutive rate hikes represented the longest on record in more than 50 years.

Yields rose throughout the Fund's reporting period and, for most of that time, spreads--the difference in yield between similarly dated bonds--tightened. Beginning in May 2006, however, this trend reversed direction as investors began a "flight to quality," selling off riskier assets in favor of less volatile investments.

During the reporting period, issue selection--and particularly issue selection within the consumer cyclical/capital goods sector--was the primary driver of Fund performance. GMAC and Ford Motor Credit, both automaker financing corporations, were two of the Fund's best-performing holdings during the period.

SECTOR POSITIONING AND YIELD CURVE MANAGEMENT BOTH ADDED RELATIVE VALUE
From a sector standpoint, financials and utilities both posted positive absolute returns during the reporting period, and the Fund's exposure to those industries had a positive effect on performance. The Fund's limited exposure to the industrials sector, which was also relatively strong during the period, was something of a detractor. Issue selection in technology was more mixed, but our yield-curve positioning helped mitigate those returns.

Regarding the yield curve, we found the short end to be the most attractive relative to the intermediate and long ends of the curve. Although the portfolio construction is focused on bottom-up issue selection, we attempted to maximize our exposure to shorter-dated securities wherever possible. In terms of credit quality, the Fund concentrated on BBB-rated securities at the expense of A-rated bonds. This had a mixed effect on returns, as longer-dated securities generally led the market over the entire reporting period, while BBBs outperformed A-rated securities.

DESPITE MIXED SIGNALS, OUTLOOK FOR ECONOMY REMAINS POSITIVE
The current economic backdrop is one of mixed and sometimes contradictory signals. Employment and corporate profitability remain robust, but a softening housing market and moderate levels of inflation are both areas that may pose future problems. We tend to believe that core inflation is generally under control, although it may continue to garner attention over the short term. In terms of overall economic growth, we anticipate that gross domestic product may return to trend-like growth levels into 2007, and that a "hard landing" for the economy is relatively unlikely. Within the Fund, we have slightly deemphasized our defensive stance, and continue to seek out attractively valued sectors of the market, with an eye toward controlling risk and maintaining liquidity within the portfolio.

--------------------------------------------------------------------------------

This letter is intended to assist shareholders in understanding how the Fund performed during the six-month period ended June 30, 2006. The views and opinions in the letter were current as of August 15, 2006. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent.

We encourage you to consult your financial advisor regarding your personal investment program.

--------------------------------------------------------------------------------

UBS CORPORATE BOND RELATIONSHIP FUND

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN (UNAUDITED)

                                                      6 months      1 year       Annualized
                                                      ended         ended        09/15/03*
                                                      06/30/06      06/30/06     to 06/30/06
--------------------------------------------------------------------------------------------
UBS CORPORATE BOND RELATIONSHIP FUND                  (0.59)%       (1.44)%      3.62%
--------------------------------------------------------------------------------------------
Lehman Brothers US Credit Index                       (1.55)        (2.06)       2.87
--------------------------------------------------------------------------------------------

*    Inception date of UBS Corporate Bond Relationship Fund.

     PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE, AND THE PERFORMANCE INFORMATION PROVIDED DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON THE REDEMPTION OF FUND SHARES. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURN FOR PERIODS OF LESS THAN ONE YEAR HAS NOT BEEN ANNUALIZED. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED.

--------------------------------------------------------------------------------
78

UBS CORPORATE BOND RELATIONSHIP FUND

--------------------------------------------------------------------------------

TOP TEN FIXED INCOME HOLDINGS (UNAUDITED)
As of June 30, 2006

                                                                   Percentage of
                                                                   net assets
--------------------------------------------------------------------------------
Ford Motor Credit Co.
5.800%, due 01/12/09 ...........................................    8.6%
General Electric Capital Corp.
6.000%, due 06/15/12 ...........................................    4.5
DaimlerChrysler N.A. Holding Corp.
4.050%, due 06/04/08 ...........................................    3.6
Goldman Sachs Group, Inc.
6.875%, due 01/15/11 ...........................................    3.5
International Lease Finance Corp.
3.500%, due 04/01/09 ...........................................    3.4
Morgan Stanley
6.750%, due 04/15/11 ...........................................    3.3
Citigroup, Inc.
5.000%, due 09/15/14 ...........................................    2.9
Wells Fargo Bank N.A.
6.450%, due 02/01/11 ...........................................    2.5
Comcast Cable Communications Holdings, Inc.
6.750%, due 01/30/11 ...........................................    2.4
Bank of America Corp.
7.400%, due 01/15/11 ...........................................    2.3
--------------------------------------------------------------------------------
Total ..........................................................   37.0%

INDUSTRY DIVERSIFICATION (UNAUDITED)
As a percent of net assets
As of June 30, 2006
-----------------------------------------------------------------------------

Bonds
US Corporate Bonds
Aerospace & Defense ............................................        0.52%
Auto Components ................................................        0.50
Automobiles ....................................................        3.65
Beverages ......................................................        1.50
Capital Markets ................................................        7.88
Chemicals ......................................................        0.54
Commercial Banks ...............................................       10.32
Commercial Services & Supplies .................................        0.61
Consumer Finance ...............................................        9.35
Diversified Financial Services .................................       21.05
Diversified Telecommunication Services .........................        4.65
Electric Utilities .............................................        2.90
Food & Staples Retailing .......................................        0.96
Food Products ..................................................        1.61
Gas Utilities ..................................................        0.30
Health Care Providers & Services ....... .......................        0.90
Household Durables .............................................        1.18
Insurance ......................................................        1.41
Media ..........................................................        3.48
Multi-Utilities & Unregulated Power ............................        1.50
Oil & Gas ......................................................        5.35
Personal Products ..............................................        0.51
Pharmaceuticals ................................................        3.75
Real Estate ....................................................        1.31
Road & Rail ....................................................        1.15
Thrifts & Mortgage Finance .....................................        6.28
Wireless Telecommunication Services ............................        0.58
                                                                      ------
Total US Corporate Bonds .......................................       93.74
International Bonds
International Corporate Bonds
Aerospace & Defense ............................................        0.31
Commercial Banks ...............................................        1.14
Diversified Telecommunication Services .........................        1.34
                                                                      ------
Total International Corporate Bonds ............................        2.79
Sovereign/SupraNational Bond ........... .......................        0.85
                                                                      ------
Total International Bonds ......................................        3.64
Total Bonds ....................................................       97.38
Short-Term Investment ..........................................        1.42
                                                                      ------
Total Investments ..............................................       98.80
Cash and other assets, less liabilities ........................        1.20
                                                                      ------
Net Assets .....................................................      100.00%
                                                                      ======

--------------------------------------------------------------------------------

UBS CORPORATE BOND RELATIONSHIP FUND--SCHEDULE OF INVESTMENTS

June 30, 2006 (unaudited)
--------------------------------------------------------------------------------

                                                          FACE
                                                          AMOUNT         VALUE
                                                          -----------    ------------
BONDS -- 97.38%
US CORPORATE BONDS -- 93.74%
Abbott Laboratories, Inc.
5.600%, due 05/15/11 ..................................   $ 2,325,000    $  2,312,131
Allergan, Inc., 144A
5.750%, due 04/01/16 ..................................     6,765,000       6,573,212
Allstate Corp.
7.200%, due 12/01/09 ..................................     1,725,000       1,805,219
American General Finance Corp.
5.375%, due 10/01/12 ..................................     2,385,000       2,320,474
AT&T Corp.
8.000%, due 11/15/31 ..................................     4,025,000       4,621,115
AvalonBay Communities, Inc. REIT
7.500%, due 08/01/09 ..................................     1,295,000       1,357,121
Avon Products, Inc.
7.150%, due 11/15/09 ..................................     1,955,000       2,041,538
Bank of America Corp.
7.400%, due 01/15/11 ..................................     8,650,000       9,203,747
Bank One Corp.
7.875%, due 08/01/10 ..................................     8,125,000       8,742,801
BellSouth Corp.
6.550%, due 06/15/34 ..................................     2,500,000       2,380,543
Boeing Capital Corp.
7.375%, due 09/27/10 ..................................     1,925,000       2,045,280
Bristol-Myers Squibb Co.
5.750%, due 10/01/11 ..................................     2,050,000       2,044,537
Burlington Northern Santa Fe Corp.
7.082%, due 05/13/29 ..................................     1,375,000       1,491,863
C.S. First Boston USA, Inc.
6.500%, due 01/15/12 ..................................     3,325,000       3,430,898
Capital One Financial Corp.
5.500%, due 06/01/15 ..................................     4,535,000       4,289,040
Cisco Systems, Inc.
5.500%, due 02/22/16 ..................................     2,280,000       2,189,318
Citigroup, Inc.
5.000%, due 09/15/14 ..................................    12,250,000      11,465,596
5.625%, due 08/27/12 ..................................     7,975,000       7,879,475
Comcast Cable Communications Holdings, Inc.
6.750%, due 01/30/11 ..................................     9,250,000       9,545,343
ConAgra Foods, Inc.
6.750%, due 09/15/11 ..................................     2,550,000       2,628,458
Coors Brewing Co.
6.375%, due 05/15/12 ..................................     2,625,000       2,671,318
Countrywide Home Loans, Inc.
3.250%, due 05/21/08 ..................................     3,225,000       3,085,638
DaimlerChrysler N.A. Holding Corp.
4.050%, due 06/04/08 ..................................    15,150,000      14,647,884
Devon Financing Corp. ULC
6.875%, due 09/30/11 ..................................     2,570,000       2,672,034
7.875%, due 09/30/31 ..................................     1,015,000       1,159,093
Dominion Resources, Inc./VA, Series B
5.950%, due 06/15/35 ..................................     2,700,000       2,420,758
Enterprise Products Operating L.P., Series B
6.875%, due 03/01/33 ..................................     2,500,000       2,444,483
EOP Operating LP
7.250%, due 06/15/28 ..................................     1,810,000       1,850,003
Erac U.S.A. Finance Co., 144A
8.000%, due 01/15/11 ..................................     1,660,000       1,793,486
Exelon Generation Co. LLC
5.350%, due 01/15/14 ..................................     3,775,000       3,606,314
FirstEnergy Corp., Series B
6.450%, due 11/15/11 ..................................     3,100,000       3,154,318
Ford Motor Credit Co.
5.800%, due 01/12/09 ..................................    37,945,000      34,665,338
Fortune Brands, Inc.
5.375%, due 01/15/16 ..................................     5,125,000       4,740,758
General Electric Capital Corp.
6.000%, due 06/15/12 ..................................    18,025,000      18,232,053
6.750%, due 03/15/32 ..................................     5,700,000       6,084,317
General Motors Acceptance Corp.
6.875%, due 09/15/11 ..................................     6,365,000       6,073,228
Goldman Sachs Group, Inc.
6.875%, due 01/15/11 ..................................    13,700,000      14,235,451
HSBC Bank USA N.A.
5.625%, due 08/15/35 ..................................     5,525,000       4,876,829
HSBC Finance Corp.
6.750%, due 05/15/11 ..................................     6,825,000       7,079,866
ICI Wilmington, Inc.
4.375%, due 12/01/08 ..................................     2,240,000       2,161,748
International Lease Finance Corp.
3.500%, due 04/01/09 ..................................    14,575,000      13,752,999
John Deere Capital Corp.
7.000%, due 03/15/12 ..................................     1,900,000       2,005,912
Johnson Controls, Inc.
5.500%, due 01/15/16 ..................................     2,100,000       1,992,509
JPMorgan Chase & Co.
5.150%, due 10/01/15 ..................................     3,150,000       2,940,216
Kinder Morgan Energy Partners LP
5.125%, due 11/15/14 ..................................     3,500,000       3,195,210
5.800%, due 03/15/35 ..................................     6,925,000       5,909,449
Kraft Foods, Inc.
5.625%, due 11/01/11 ..................................     3,900,000       3,841,402
Kroger Co.
7.500%, due 04/01/31 ..................................     1,985,000       2,083,758
Lockheed Martin Corp.
8.500%, due 12/01/29 ..................................     1,650,000       2,076,756
Marathon Oil Corp.
6.125%, due 03/15/12 ..................................     2,575,000       2,598,327
MBNA Corp.
7.500%, due 03/15/12 ..................................     2,575,000       2,785,406
Metlife, Inc.
5.000%, due 11/24/13 ..................................     4,100,000       3,857,136
Miller Brewing Co., 144A
5.500%, due 08/15/13 ..................................     3,500,000       3,358,184
Morgan Stanley
5.375%, due 10/15/15 ..................................     1,075,000       1,017,660
6.750%, due 04/15/11 ..................................    12,950,000      13,445,027
New Cingular Wireless Services, Inc.
8.750%, due 03/01/31 ..................................     1,900,000       2,329,446
News America, Inc.
6.200%, due 12/15/34 ..................................     2,700,000       2,450,226
Norfolk Southern Corp.
5.257%, due 09/17/14 ..................................     1,375,000       1,321,700
Pacific Gas & Electric Co.
6.050%, due 03/01/34 ..................................     3,750,000       3,539,306
PPL Energy Supply LLC, Series A
6.400%, due 11/01/11 ..................................     3,325,000       3,367,866

--------------------------------------------------------------------------------
80

UBS CORPORATE BOND RELATIONSHIP FUND--SCHEDULE OF INVESTMENTS

June 30, 2006 (unaudited)
--------------------------------------------------------------------------------

                                                          FACE
                                                          AMOUNT         VALUE
                                                          -----------    ------------
Progress Energy, Inc.
7.000%, due 10/30/31 ..................................   $ 1,550,000    $  1,594,787
Prologis, 144A REIT
5.625%, due 11/15/15 ..................................     2,175,000       2,076,790
Residential Capital Corp.
6.125%, due 11/21/08 ..................................     7,040,000       6,958,413
Safeway, Inc.
7.250%, due 02/01/31 ..................................     1,765,000       1,791,314
Sempra Energy
7.950%, due 03/01/10 ..................................     1,125,000       1,198,143
Sprint Capital Corp.
8.750%, due 03/15/32 ..................................     5,000,000       6,029,510
Teva Pharmaceutical Finance LLC
5.550%, due 02/01/16 ..................................     2,095,000       1,964,783
Time Warner, Inc.
7.625%, due 04/15/31 ..................................     1,835,000       1,975,790
U.S. Bank N.A.
6.375%, due 08/01/11 ..................................     2,400,000       2,469,965
UnitedHealth Group, Inc.
5.800%, due 03/15/36 ..................................     4,055,000       3,629,598
Valero Energy Corp.
7.500%, due 04/15/32 ..................................     3,225,000       3,501,405
Verizon New York, Inc., Series B
7.375%, due 04/01/32 ..................................     3,500,000       3,450,237
Wachovia Bank N.A.
7.800%, due 08/18/10 ..................................     5,150,000       5,511,813
Washington Mutual Bank F.A.
5.500%, due 01/15/13 ..................................     5,500,000       5,338,525
Washington Mutual Preferred
Funding Delaware, 144A + (a)
6.534%, due 03/15/11 ..................................     4,500,000       4,311,270
Washington Mutual, Inc.
5.625%, due 01/15/07 ..................................     5,525,000       5,520,226
Waste Management, Inc.
7.375%, due 08/01/10 ..................................     2,325,000       2,452,475
Wells Fargo & Co.
5.375%, due 02/07/35 ..................................       750,000         667,382
Wells Fargo Bank N.A.
6.450%, due 02/01/11 ..................................     9,675,000       9,962,212
Wyeth
5.500%, due 03/15/13 ..................................     2,225,000       2,166,095
                                                                         ------------
Total US Corporate Bonds ..............................                   376,461,854
                                                                         ------------
INTERNATIONAL BONDS -- 3.64%

INTERNATIONAL CORPORATE BONDS -- 2.79%

CANADA -- 0.31%
Bombardier, Inc., 144A
6.300%, due 05/01/14 ..................................     1,425,000       1,239,750
                                                                         ------------
LUXEMBOURG -- 1.34%
Telecom Italia Capital S.A.
5.250%, due 11/15/13 ..................................     1,500,000       1,386,701
6.375%, due 11/15/33 ..................................     4,400,000       3,978,282
                                                                         ------------
                                                                            5,364,983
                                                                         ------------
UNITED KINGDOM -- 1.14%
Abbey National PLC
7.950%, due 10/26/29 ..................................     1,850,000       2,202,434
Royal Bank of Scotland Group PLC (a)
9.118%, due 03/31/10 ..................................     2,165,000       2,377,603
                                                                         ------------
                                                                            4,580,037
                                                                         ------------
Total International Corporate Bonds ...................                    11,184,770
                                                                         ------------
SOVEREIGN/SUPRANATIONAL BOND -- 0.85%
Pemex Project Funding Master Trust
8.000%, due 11/15/11 ..................................     3,250,000       3,436,875
                                                                         ------------
Total International Bonds .............................                    14,621,645
                                                                         ------------
Total Bonds (Cost $405,314,506) .......................                   391,083,499
                                                                         ------------

                                                          SHARES
                                                          -----------
SHORT-TERM INVESTMENT* -- 1.42%
UBS Supplementary Trust --
U.S. Cash Management Prime Fund,
yield of 5.21% (Cost $5,689,602) ......................     5,689,602       5,689,602
                                                                         ------------
Total Investments -- 98.80%
(Cost $411,004,108) ...................................                   396,773,101
Cash and other assets, less liabilities -- 1.20%                            4,835,540
                                                                         ------------
Net Assets -- 100.00% .................................                  $401,608,641
                                                                         ============

--------------------------------------------------------------------------------

UBS CORPORATE BOND RELATIONSHIP FUND--SCHEDULE OF INVESTMENTS

June 30, 2006 (unaudited)
--------------------------------------------------------------------------------

NOTES TO SCHEDULE OF INVESTMENTS

Aggregate cost for federal income tax purposes, which was substantially the same for book purposes, was $411,004,108; and net unrealized depreciation consisted of:

Gross unrealized appreciation ...................................   $    502,998
Gross unrealized depreciation ...................................    (14,734,005)
                                                                    ------------
Net unrealized depreciation .....................................   $(14,231,007)
                                                                    ============

+ Floating rate securities -- The interest rates shown are the current rates as of June 30, 2006.
(a)        Perpetual Bond Security. The maturity date reflects the next call date.
144A Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2006, the value of these securities amounted to $19,352,692 or 4.82% of net assets.
REIT       Real Estate Investment Trust.
*          Investment in affiliated mutual fund.

--------------------------------------------------------------------------------
82               See accompanying notes to financial statements.

UBS EMERGING MARKETS DEBT RELATIONSHIP FUND

--------------------------------------------------------------------------------

For the six-month period ended June 30, 2006, UBS Emerging Markets Debt Relationship Fund (the "Fund") returned 2.64% compared to the 0.69% decline of the J.P. Morgan EMBI--Global Index and the 0.68% decline of the Emerging Markets Debt Benchmark Index (the "Index"). (Please note that these returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.)

Despite some market volatility toward the end of the reporting period, the Fund performed fairly well on an absolute basis, and outperformed the Index by a relatively wide margin.

FUND POSTED SOLID PERFORMANCE IN A VOLATILE MARKET ENVIRONMENT
From a fundamental perspective, economic growth in emerging markets continued to be favorable, providing some support for emerging debt securities amid the emergence of volatility. The major economies of Latin America continued to grow, with some continuing to show expansion well above expectations. Eastern Europe also exhibited solid economic performance, and as an increasingly important region for the asset class, helped to support overall emerging market economic growth. As such, the overall trend in economic activity is something that has continued to bode well for sentiment toward emerging markets debt.

Throughout the period, Argentina was the Fund's largest overweight relative to the Index. Our holdings in Argentine debt include investments in performing government securities like the Boden 12, which has significantly outperformed the market this year. Latin America generally recorded strong performance throughout the period. The tightening of spreads in Argentina during the reporting period reflected the economic recovery underway in the country, along with improved debt serviceability following a partial debt restructuring. Tighter spreads in Ecuador, meanwhile, reflected an improvement in the country's fiscal position following the successful issuance of new international bonds, as well as the obtaining of loans from multilateral agencies.

Mexico was the Fund's largest underweight through the reporting period. The Fund's underweight position was driven by our belief that other emerging markets debt appeared more attractive from a valuation perspective. This positioning benefited performance during the reporting period.

PORTFOLIO WELL POSITIONED FOR CONTINUED GLOBAL ECONOMIC GROWTH
Our analysis indicates that global economic growth is steady and relatively strong at this point. We believe bond yields in most developed markets are below equilibrium, meaning that prices in those markets could continue to slide in the coming months. The Fund's investment team continues to seek opportunities in local markets where fundamentals have been favorable and interest rates relatively high. From a risk perspective, the Fund's US interest rate duration continues to be lower relative to that of the benchmark, and the portfolio maintains an exposure to local market currencies.

--------------------------------------------------------------------------------

This letter is intended to assist shareholders in understanding how the Fund performed during the six-month period ended June 30, 2006. The views and opinions in the letter were current as of August 15, 2006. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent.

We encourage you to consult your financial advisor regarding your personal investment program.

--------------------------------------------------------------------------------

UBS EMERGING MARKETS DEBT RELATIONSHIP FUND

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN (UNAUDITED)

                                                       6 Months     1 Year       5 Years      10 Years
                                                       ended        ended        ended        ended
                                                       06/30/06     06/30/06     06/30/06     06/30/06
------------------------------------------------------------------------------------------------------
UBS EMERGING MARKETS DEBT RELATIONSHIP FUND*            2.64%       11.07%       15.58%       15.98%
------------------------------------------------------------------------------------------------------
UBS Emerging Markets Debt Relationship Fund**           2.13        10.52        15.46        15.92
------------------------------------------------------------------------------------------------------
Emerging Markets Debt Benchmark Index***               (0.68)        4.92        10.90        11.69
------------------------------------------------------------------------------------------------------
JP Morgan EMBI - Global Index                          (0.69)        4.63        10.84        11.39
------------------------------------------------------------------------------------------------------
JP Morgan EMBI+ Index                                  (0.72)        5.24        11.42        11.92
------------------------------------------------------------------------------------------------------

* Return does not include the payment of a 0.50% transaction charge on Fund share purchases and redemptions in each period presented, where applicable.
** Standardized total return - Includes the payment of a 0.50% transaction charge on Fund share purchases and redemptions in each period presented, where applicable.
***  An unmanaged index compiled by the Advisor, constructed as follows:
     Inception 12/31/90 - 12/31/95: 100% J.P. Morgan EMBI; 01/01/96 - 06/30/00:
     100% J.P. Morgan EMBI+; 07/01/00 - 10/31/05: 100% J.P. Morgan EMBI
     Global; 11/01/05 - 05/31/06: 70% J.P. Morgan EMBI Global and 30% J.P. Morgan GBI-EM Open; 06/01/06-current: 70% J.P. Morgan EMBI Global and 30% J.P. Morgan GBI-EM Diversified (in USD).

     PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE, AND THE PERFORMANCE INFORMATION PROVIDED DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON THE REDEMPTION OF FUND SHARES. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURN FOR PERIODS OF LESS THAN ONE YEAR HAS NOT BEEN ANNUALIZED. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED.

--------------------------------------------------------------------------------
84

UBS EMERGING MARKETS DEBT RELATIONSHIP FUND

--------------------------------------------------------------------------------

TOP TEN FIXED INCOME HOLDINGS (UNAUDITED)
As of June 30, 2006

                                                                   Percentage of
                                                                   net assets
--------------------------------------------------------------------------------
Republic of Argentina
4.889%, due 08/03/12 .........................................      8.3%
Russian Federation
5.000%, due 03/31/30 .........................................      6.5
Johor Corp.
1.000%, due 07/31/12 .........................................      5.5
Republic of Argentina, DISC
5.830%, due 12/31/33 .........................................      4.8
United Mexican States
7.500%, due 04/08/33 .........................................      4.4
Federal Republic of Brazil
11.000%, due 01/11/12 ........................................      4.2
Republic of Serbia
3.750%, due 11/01/24 .........................................      3.2
Republic of Dominican
9.500%, due 09/27/11 .........................................      3.2
Republic of Venezuela
5.375%, due 08/07/10 .........................................      2.9
United Mexican States
8.300%, due 08/15/31 .........................................      2.6
--------------------------------------------------------------------------------
Total ........................................................     45.6%

INDUSTRY DIVERSIFICATION (UNAUDITED)
As a percent of net assets
As of June 30, 2006
------------------------------------------------------------------------

International Bonds
Non-Agency ...................................................     2.60%
Chemicals ....................................................     0.13
Commercial Banks .............................................    10.28
Diversified Financial Services ...............................     3.73
Electric Utilities ...........................................     3.65
Oil & Gas ....................................................     1.01
Foreign Agency ...............................................     0.38
Foreign Government Bonds .....................................    85.92
                                                                 ------
Total International Bonds ....................................   107.70*
Short-Term Investments .......................................    13.45
Options Purchased ............................................     0.12
                                                                 ------
Total Investments ............................................   121.27
Liabilities, in excess of cash and other assets ..............   (21.27)
                                                                 ------
Net Assets ...................................................   100.00%
                                                                 ======

* The Fund held a short position in US Treasury futures which resulted in an increase in the Fund's exposure to bonds from 107.70% to 107.72%. The Fund also held a long position in US Treasury futures which resulted in an increase in the Fund's exposure to bonds from 107.70% to 107.71%. The Fund also held a long position in US interest rate futures which resulted in a decrease in the Fund's exposure to bonds from 107.70% to 107.66%.

--------------------------------------------------------------------------------

UBS EMERGING MARKETS DEBT RELATIONSHIP FUND--SCHEDULE OF INVESTMENTS

June 30, 2006 (unaudited)
--------------------------------------------------------------------------------


                                                         FACE
                                                         AMOUNT          VALUE
                                                         -------------   ------------
INTERNATIONAL BONDS -- 107.70%

ARGENTINA -- 18.93%
Banco de Galicia y Buenos Aires
5.000%, due 01/01/14 (a) ........................... $       3,150,000   $  2,606,625
9.140%, due 01/01/10+ ................................         400,000        397,500
11.000%, due 01/01/19 (a) ............................         220,763        225,730
Republic of Argentina+
2.000%, due 02/04/18, NGB ........................ ARS       6,800,000      2,855,614
3.000%, due 04/30/13 ............................... $       1,000,000        721,000
4.889%, due 08/03/12 .................................      11,775,000      9,732,038
5.830%, due 12/31/33, DISC ....................... ARS      14,865,192      5,567,668
                                                                         ------------
                                                                           22,106,175
                                                                         ------------
BRAZIL -- 10.61%
Barclays Bank PLC Inflation
Credit-Linked Note, 144A+
0.000%, due 05/17/45 ............................. BRL       1,600,000        826,188
Braskem S.A.
11.750%, due 01/22/14 .............................. $         140,000        156,100
Brazil Real Credit-Linked Note, 144A
14.481%, due 01/05/10 @ ..............................       1,789,150      1,163,208
18.870%, due 01/05/10 ............................ BRL       2,210,000        610,121
Brazil Real Credit-Linked Trust
10.000%, due 01/04/12 (c) .......................... $         400,000        426,544
Eletropaulo Metropolitana de
Sao Paolo S.A.
19.125%, due 06/28/10 ............................ BRL       1,450,000        723,025
Federal Republic of Brazil
7.875%, due 03/07/15 ............................... $         400,000        418,000
8.750%, due 02/04/25 .................................         490,000        536,550
8.875%, due 10/14/19 .................................       1,510,000      1,676,100
11.000%, due 01/11/12 ................................       4,070,000      4,853,475
Federal Republic of Brazil, EXIT Bond
6.000%, due 09/15/13 .................................       1,000,000        999,500
                                                                         ------------
                                                                           12,388,811
                                                                         ------------
COLOMBIA -- 1.53%
Republic of Colombia
10.500%, due 07/09/10 ................................         500,000        562,500
11.750%, due 02/25/20 ................................         930,000      1,227,600
                                                                         ------------
                                                                            1,790,100
                                                                         ------------
DOMINICAN REPUBLIC -- 4.98%
Republic of Dominican
9.000%, due 03/31/10 ............................. DOP      16,500,000        322,344
9.040%, due 01/23/18, 144A ......................... $         566,475        593,383
9.500%, due 09/27/11 .................................       3,538,848      3,715,790
Republic of Dominican
Credit-Linked Note, 144A
0.000%, due 01/29/07 .................................       1,280,262      1,179,930
                                                                         ------------
                                                                            5,811,447
                                                                         ------------
ECUADOR -- 4.25%
Republic of Ecuador
9.000%, due 08/15/30 (a) .............................       3,025,000      2,911,562
9.375%, due 12/15/15, 144A ...........................       1,580,000      1,564,200
Republic of Ecuador, PDI Bond+
5.813%, due 02/27/15 .................................         707,346        488,069
                                                                         ------------
                                                                            4,963,831
                                                                         ------------
EL SALVADOR -- 2.09%
Republic of El Salvador
7.750%, due 01/24/23 ...............................           700,000        742,000
8.250%, due 04/10/32 .................................       1,620,000      1,692,900
                                                                         ------------
                                                                            2,434,900
                                                                         ------------
HUNGARY -- 0.86%
Republic of Hungary
7.500%, due 11/12/20 ............................. HUF     225,000,000      1,005,003
                                                                         ------------
INDONESIA -- 3.64%
Indonesia Government Credit-Linked
Note, 144A
11.000%, due 10/15/14 ............................ IDR   5,800,000,000        590,143
Indonesia Treasury Bond
9.500%, due 06/15/15, 144A ...........................  13,000,000,000      1,178,884
Republic of Indonesia
6.750%, due 03/10/14 ............................... $         460,000        455,400
6.875%, due 03/09/17, 144A ...........................         340,000        331,500
7.250%, due 04/20/15, 144A ...........................         165,000        166,444
7.500%, due 01/15/16, 144A ...........................       1,100,000      1,120,625
8.500%, due 10/12/35, 144A ...........................         380,000        406,600
                                                                         ------------
                                                                            4,249,596
                                                                         ------------
IRAQ -- 0.53%
Republic of Iraq, 144A
5.800%, due 01/15/28 .................................         920,000        614,100
                                                                         ------------
KAZAKHSTAN -- 1.91%
Kazkommerts International BV, 144A
8.000%, due 11/03/15 .................................         800,000        760,000
TuranAlem Finance BV
7.750%, due 04/25/13, 144A                                     420,000        402,150
7.875%, due 06/02/10 .................................         420,000        420,000
8.500%, due 02/10/15 .................................         670,000        649,900
                                                                         ------------
                                                                            2,232,050
                                                                         ------------
MALAYSIA -- 6.34%
Johor Corp.
0.000%, due 07/31/09 @ ........................... MYR       3,300,000        996,871
1.000%, due 07/31/12 .................................      21,710,000      6,410,491
                                                                         ------------
                                                                            7,407,362
                                                                         ------------
MEXICO -- 9.56%
PEMEX Project Funding Master Trust
8.625%, due 02/01/22 ............................... $         890,000        996,800
United Mexican States
5.875%, due 01/15/14 .................................         750,000        727,500
7.500%, due 04/08/33 .................................       4,789,000      5,088,312
8.000%, due 12/19/13 ............................. MXN      15,188,000      1,268,751
8.300%, due 08/15/31 ............................... $       2,670,000      3,083,850
                                                                         ------------
                                                                           11,165,213
                                                                         ------------
PAKISTAN -- 1.72%
Islamic Republic of Pakistan
6.750%, due 02/19/09 .................................       1,535,000      1,496,625
7.125%, due 03/31/16 .................................         550,000        510,125
                                                                         ------------
                                                                            2,006,750
                                                                         ------------

--------------------------------------------------------------------------------
86

UBS EMERGING MARKETS DEBT RELATIONSHIP FUND--SCHEDULE OF INVESTMENTS

June 30, 2006 (unaudited)
--------------------------------------------------------------------------------


                                                         FACE
                                                         AMOUNT          VALUE
                                                         -------------   ------------
PERU -- 2.56%
Republic of Peru
8.375%, due 05/03/16 ..................................$       410,000   $    441,775
9.125%, due 02/21/12 ...................................     1,389,000      1,538,317
9.875%, due 02/06/15 ...................................        83,000         97,110
Republic of Peru, DISC +
5.875%, due 03/07/27 ...................................       950,000        912,000
                                                                         ------------
                                                                            2,989,202
                                                                         ------------

PHILIPPINES -- 3.45%
National Power Corp.
9.625%, due 05/15/28 ...................................     2,480,000      2,635,000
9.875%, due 03/16/10 ...................................       845,000        904,150
Republic of Philippines
7.750%, due 01/14/31 ...................................       500,000        495,000
                                                                         ------------
                                                                            4,034,150
                                                                         ------------
POLAND -- 1.93%
Republic of Poland
6.000%, due 05/24/09 ............................... PLN     7,040,000      2,254,391
                                                                         ------------
QATAR -- 2.22%
State of Qatar
9.500%, due 05/21/09 ..................................$       700,000        765,625
9.750%, due 06/15/30 ...................................     1,310,000      1,830,725
                                                                         ------------
                                                                            2,596,350
                                                                         ------------
RUSSIA -- 7.87%
Russian Federation
5.000%, due 03/31/30 (a) ...............................     7,140,000      7,604,100
12.750%, due 06/24/28 ..................................       220,000        370,700
Russian Gazprom Credit-Linked Note,
144A 8.110%, due 01/18/07 .......................... RUB    11,100,000        416,813
Russian Ruble Credit-Linked Note,
144A 7.580%, due 10/09/07 ..............................    21,300,000        800,227
                                                                         ------------
                                                                            9,191,840
                                                                         ------------
SERBIA -- 3.21%
Republic of Serbia (a)
3.750%, due 11/01/24 ..................................$     4,534,885      3,752,617
                                                                         ------------
SLOVAKIA -- 0.92%
Republic of Slovakia
4.800%, due 04/14/09 ............................... SKK    33,000,000      1,075,475
                                                                         ------------
TURKEY -- 8.91%
Republic of Turkey
6.875%, due 03/17/36 ..................................$       205,000        170,150
8.000%, due 02/14/34 ...................................     1,710,000      1,609,537
9.000%, due 06/30/11 ...................................     2,200,000      2,282,500
9.500%, due 01/18/11 ..............................  EUR       650,000        929,070
11.500%, due 01/23/12 .................................$     1,720,000      1,967,250
Republic of Turkey Credit-Linked Note
15.000%, due 02/10/10 .............................. TRY       400,000        240,758
Republic of Turkey Credit-Linked Note @
0.000%, due 10/17/07 ...................................     2,000,000      1,296,961
0.000%, due 02/10/10, 144A .............................     2,200,000      1,324,171
0.000%, due 02/11/10, 144A .............................       800,000        585,448
                                                                         ------------
                                                                           10,405,845
                                                                         ------------
UKRAINE -- 0.54%
ING Bank NV Credit-Linked Note
11.890%, due 12/30/09 .............................. UAH     2,120,000        445,609
NAK Naftogaz Ukrainy
8.125%, due 09/30/09 ..................................$       200,000        186,750
                                                                         ------------
                                                                              632,359
                                                                         ------------
URUGUAY -- 2.72%
Republic of Uruguay
6.875%, due 01/19/16 ............................... EUR     1,870,000      2,290,172
7.625%, due 03/21/36 ..................................$       980,000        882,000
                                                                         ------------
                                                                            3,172,172
                                                                         ------------
VENEZUELA -- 4.11%
Republic of Venezuela
5.375%, due 08/07/10 ...................................     3,620,000      3,433,570
9.375%, due 01/13/34 ...................................     1,160,000      1,363,000
                                                                         ------------
                                                                            4,796,570
                                                                         ------------
VIETNAM -- 1.52%
Socialist Republic of Vietnam, 144A
6.875%, due 01/15/16 ...................................     1,790,000      1,778,812
                                                                         ------------
SUPRANATIONAL -- 0.79%
Inter-American Development Bank
8.000%, due 01/26/16 ............................... MXN    11,400,000        922,569
                                                                         ------------
Total International Bonds
(Cost $126,646,594) ....................................                  125,777,690
                                                                         ------------

                                                         SHARES
                                                         -------------
SHORT-TERM INVESTMENTS -- 13.45%
OTHER* -- 9.43%

UBS Supplementary Trust --
U.S. Cash Management Prime Fund,
yield of 5.21% ........................................     11,016,404     11,016,404
                                                                         ------------

                                                         FACE
                                                         AMOUNT
                                                         -------------
EGYPT -- 3.68%
Egypt Treasury Bill @
8.920%, due 09/26/06 ..............................  EGP     6,300,000      1,071,712
8.950%, due 10/31/06 ...................................       750,000        126,503
8.217%, due 01/16/07 ...................................     3,725,000        609,981
Egypt Treasury Bill Credit-Linked Note @
8.887%, due 03/27/07 ...................................     3,000,000        488,913
Egypt Treasury Bill Credit-Linked
Note, 144A @
8.449%, due 09/28/06 ..................................$     1,025,000      1,001,712
8.535%, due 10/12/06 ...................................     1,025,000        998,360
                                                                         ------------
                                                                            4,297,181
                                                                         ------------
US GOVERNMENT OBLIGATIONS -- 0.34%
US Treasury Bills,
yield of 4.56%, due 07/06/06 (b) .......................       400,000        399,704
                                                                         ------------
Total Short-Term Investments
(Cost $15,663,991) .....................................                   15,713,289
                                                                         ------------

--------------------------------------------------------------------------------

UBS EMERGING MARKETS DEBT RELATIONSHIP FUND--SCHEDULE OF INVESTMENTS

June 30, 2006 (unaudited)
--------------------------------------------------------------------------------

                                                         NUMBER OF
                                                         CONTRACTS       VALUE
                                                         -------------   ------------
OPTIONS PURCHASED -- 0.12%
CALL OPTION
Interest Rate Call US 5 Year Note Futures
expiration September 2006
Strike @ 104 ...........................................           132   $     28,875
PUT OPTION
Interest Rate Put US 5 Year Note Futures
expiration September 2006
Strike @ 104 ...........................................           132        103,125
                                                                         ------------
Total Options Purchased
(Cost $141,240) ........................................                      132,000
                                                                         ------------
Total Investments -- 121.27%
(Cost $142,451,825) ....................................                  141,622,979
Liabilities, in excess of cash
and other assets -- (21.27)% ............................                 (24,840,410)
                                                                         ------------
Net Assets -- 100.00% ...................................                $116,782,569
                                                                         ============

NOTES TO SCHEDULE OF INVESTMENTS

Aggregate cost for federal income tax purposes, which was substantially the same for book purposes, was $142,451,825; and net unrealized depreciation consisted of:

Gross unrealized appreciation ..........................                  $ 2,832,533
Gross unrealized depreciation ..........................                   (3,661,379)
                                                                          -----------
Net unrealized depreciation ............................                  $  (828,846)
                                                                          ===========

+ Floating rate securities -- The interest rates shown are the current rates as of June 30, 2006.
@          Reflects annualized yield at June 30, 2006 on zero coupon bonds.
(a) Step Bonds -- Coupon rate increases in increments to maturity. Rate disclosed is as of June 30, 2006. Maturity date disclosed is the ultimate maturity date.
(b)        This security was pledged to cover margin requirements for futures contracts.
(c) Security is being fair valued by a valuation committee under the direction of the Board of Trustees. At June 30, 2006, the value of this security amounted to $426,544 or 0.37% of net assets.
*          Investment in affiliated mutual fund.
DISC       Discount Bond
EXIT bond  A long-term bond with a low interest rate, often issued by a less developed country, that gives the buyer the right of exemption from taking part in any subsequent rescheduling.
NGB        National Government Bond
PDI Bond   Past Due Interest.
144A Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2006, the value of these securities amounted to $18,413,019 or 15.77% of net assets.
ARS        Argentina Peso
BRL        Brazilian Real
DOP        Dominican Peso
EGP        Egyptian Pound
EUR        Euro
HUF        Hungarian Forint
IDR        Indonesian Rupiah
MYR        Malaysian Ringgit
MXN        New Mexican Peso
PLN        Polish Zloty
RUB        Russian Ruble
SKK        Slovak Koruna
TRY        New Turkish Lira
UAH        Ukranian Hryvnia

--------------------------------------------------------------------------------
88

UBS EMERGING MARKETS DEBT RELATIONSHIP FUND--SCHEDULE OF INVESTMENTS

June 30, 2006 (unaudited)
--------------------------------------------------------------------------------

FORWARD FOREIGN CURRENCY CONTRACTS

UBS Emerging Markets Debt Relationship Fund had the following open forward foreign currency contracts as of June 30, 2006:

                                                                                                              UNREALIZED
                                                            CONTRACTS         IN                  MATURITY    APPRECIATION/
                                                            TO DELIVER        EXCHANGE FOR        DATES       (DEPRECIATION)
                                                            --------------    -----------------   --------    --------------
Argentina Peso ..........................................        7,875,000    USD     2,540,323   07/20/06    $    (5,649)
Brazilian Real ..........................................        6,400,000    USD     2,691,105   07/21/06       (261,244)
Euro ....................................................        1,695,000    USD     2,189,159   07/20/06         18,796
Euro ....................................................        9,780,000    USD    12,035,396   07/20/06       (487,403)
Indonesian Rupiah .......................................   13,000,000,000    USD     1,354,872   07/21/06        (48,556)
Mexican Peso ............................................       12,500,000    USD     1,096,203   07/21/06         (4,975)
Polish Zloty ............................................        5,160,000    USD     1,594,118   07/20/06        (30,645)
Slovak Koruna ...........................................       35,100,000    USD     1,142,764   07/20/06        (25,610)
New Turkish Lira ........................................        4,300,000    USD     2,609,210   07/21/06        (88,317)
New Turkish Lira ........................................        1,797,304    USD     1,075,071   04/27/07         65,000
Ukranian Hryvnia ........................................        2,120,000    USD       375,221   05/18/09        (26,070)
United States Dollar ....................................        1,769,075    EUR     1,375,000   07/20/06         (8,456)
United States Dollar ....................................        1,681,713    PLN     5,160,000   07/20/06        (56,951)
United States Dollar ....................................        1,174,502    SKK    35,100,000   07/20/06         (6,128)
United States Dollar ....................................        1,170,501    TRY     1,797,304   04/27/07       (160,429)
United States Dollar ....................................        1,408,225    TRY     2,200,000   07/21/06        (28,095)
United States Dollar ....................................        1,000,000    UAH     5,140,000   11/17/06          6,925
                                                                                                              -----------
Total net unrealized depreciation on
   forward foreign currency contracts ...................                                                     $(1,147,807)
                                                                                                              ===========

Currency Type Abbreviations:

EUR      Euro
PLN      Polish Zloty
SKK      Slovak Koruna
TRY      New Turkish Lira
UAH      Ukranian Hryvnia
USD      United States Dollar

FUTURES CONTRACTS

UBS Emerging Markets Debt Relationship Fund had the following open futures contracts as of June 30, 2006:

                                                                                                                  UNREALIZED
                                                                       EXPIRATION       COST/                     APPRECIATION/
                                                                       DATE             PROCEEDS     VALUE        (DEPRECIATION)
                                                                       --------------   -----------  -----------  --------------
US INTEREST RATE FUTURES BUY CONTRACTS:
US Long Bond (Chicago Board of Trade), 100 contracts ...............   September 2006   $10,531,650  $10,485,937  $(45,713)

US TREASURY NOTE FUTURES BUY CONTRACTS:
5 Year US Treasury Notes, 18 contracts .............................   September 2006     1,854,911    1,861,312     6,401

US TREASURY NOTE FUTURES SALE CONTRACTS:
5 Year US Treasury Notes, 47 contracts .............................   September 2006     4,884,875    4,860,094    24,781
                                                                                                                  --------
   Total net unrealized depreciation on futures contracts ..........                                              $(14,531)
                                                                                                                  ========

The segregated aggregate market value of investments pledged to cover margin requirements for the open futures contracts at June 30, 2006 was $1,332,273.

--------------------------------------------------------------------------------
                 See accompanying notes to financial statements.              89

UBS HIGH YIELD RELATIONSHIP FUND

--------------------------------------------------------------------------------

For the six-month period ended June 30, 2006, UBS High Yield Relationship Fund (the "Fund") returned 4.00% compared to the 2.43% return of the Merrill Lynch US High Yield Cash Pay Constrained Index (the "Index"). (Please note that these returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.)

The Fund's outperformance of the Index during what was a particularly challenging and volatile period for the high yield market was due primarily to sector and issue selection, as well as the credit quality weightings within the portfolio.

A VOLATILE PERIOD FOR HIGH YIELD BONDS
The past six months were marked by two distinctly different market environments for high yield bonds. The period began on a positive note as the market continued to benefit from US economic growth, robust corporate earnings, liquidity in the high yield market and low default rates. From a technical perspective, despite mutual fund outflows, the combination of refinancings, tenders and calls being done with bank debt rather than bonds and a small new issue calendar helped move the secondary market higher.

In May, however, investors across asset classes embarked on a "flight to quality," moving money out of riskier asset classes and into less volatile holdings. The high yield market struggled during this time, and spreads--the difference in yield between high yield securities and similarly-dated Treasuries--widened for the first time in several months.

CREDIT QUALITY, SECTOR WEIGHTINGS AND SECURITY SELECTION BENEFITED PERFORMANCE Throughout the reporting period, we added to BB-rated securities and increased our holdings in the chemicals sector. Our chemicals exposure includes many bonds that are trading to short calls or expected tenders. We have been more focused on the secondary market versus the primary market, as we see better relative value there. We continued to overweight B-rated bonds, as we expected the economy to remain stable over the reporting period and in the months ahead. We also continue to add to bonds that we believe could experience positive events (tenders, M&A, etc.). Several bonds in the portfolio were tendered during the period, and that, too, helped Fund performance.

As far as sector weights were concerned, limiting the Fund's exposure to electric utilities provided a boost to relative performance, as total returns in the sector were only slightly positive over the period. Issue selection was strongest in the gaming and consumer products sectors, which were two of the Fund's top contributors to performance.

HIGH YIELD MARKET STILL OFFERS POSITIVE FUNDAMENTALS
Although we expect volatility to continue as the US high yield market reacts to risk-averse activity in the equities and emerging markets, we continue to believe that fundamentals are solid for the market. The market consensus is that below-average default rates will continue into next year, companies may report in-line or better-than-expected operating results, and credit improvement may be slowing but is not stopping. This combination may draw investors back into the market and this may be beneficial. Furthermore, we believe the market will focus on second-quarter earnings and, more importantly, on management's outlook for the second half of the year. We continue to believe that any significant market sell-off could provide an opportunity to buy companies that continue to perform well at levels that provide good absolute and relative value.

CHANGE IN PORTFOLIO MANAGEMENT
A portfolio management change occurred after the date of this letter.

--------------------------------------------------------------------------------
90

UBS HIGH YIELD RELATIONSHIP FUND

--------------------------------------------------------------------------------

Marianne Rossi recently announced plans to leave UBS Global AM--Americas in October. UBS Global AM--Americas' high yield investment team is relocating to Chicago, and Ms. Rossi has decided to remain in New York City. Ms. Rossi had served as the portfolio manager of the Fund for many years and we wish her well. Shu-Yang Tan has taken over as the portfolio manager for the Fund.

Shu-Yang Tan is an Executive Director in Fixed Income Portfolio Management. Mr. Tan has been an investment professional with UBS Global Asset Management since 1995, a member of the high yield team since 2000 and portfolio manager of the Fund since 2006.

--------------------------------------------------------------------------------

This letter is intended to assist shareholders in understanding how the Fund performed during the six-month period ended June 30, 2006. The views and opinions in the letter were current as of August 15, 2006. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent.

We encourage you to consult your financial advisor regarding your personal investment program.

--------------------------------------------------------------------------------

UBS HIGH YIELD RELATIONSHIP FUND

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN (UNAUDITED)

                                                              6 months    1 year      5 years     10 years
                                                              ended       ended       ended       ended
                                                              06/30/06    06/30/06    06/30/06    06/30/06
----------------------------------------------------------------------------------------------------------
UBS HIGH YIELD RELATIONSHIP FUND                              4.00%       5.58%       7.92%       5.79%
----------------------------------------------------------------------------------------------------------
Merrill Lynch US High Yield Cash Pay Constrained Index        2.43        4.24        8.50         N/A
----------------------------------------------------------------------------------------------------------

     The inception date for the Merrill Lynch US High Yield Cash Pay Constrained Index is December 31, 1996.

     PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE, AND THE PERFORMANCE INFORMATION PROVIDED DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON THE REDEMPTION OF FUND SHARES. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURN FOR PERIODS OF LESS THAN ONE YEAR HAS NOT BEEN ANNUALIZED. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED.

--------------------------------------------------------------------------------
92

UBS HIGH YIELD RELATIONSHIP FUND

--------------------------------------------------------------------------------

TOP TEN FIXED INCOME HOLDINGS (UNAUDITED)
As of June 30, 2006

                                                                   Percentage of
                                                                   net assets
--------------------------------------------------------------------------------
Ford Motor Credit Co.
7.375%, due 10/28/09 ...................................            2.4%
General Motors Corp.
7.200%, due 01/15/11 ...................................            1.5
General Motors Acceptance Corp.
7.250%, due 03/02/11 ...................................            1.4
CSC Holdings, Inc., Series B
8.125%, due 07/15/09 ...................................            1.3
AK Steel Corp.
7.750%, due 06/15/12 ...................................            1.3
Houghton Mifflin Co.
0.000%, due 10/15/13 ...................................            1.3
GSC Holdings Corp.
8.000%, due 10/01/12 ...................................            1.2
American Cellular Corp., Series B
10.000%, due 08/01/11 ..................................            1.2
Sinclair Broadcast Group, Inc.
8.000%, due 03/15/12 ...................................            1.1
Jacobs Entertainment Inc.
9.750%, due 06/15/14 ...................................            1.1
--------------------------------------------------------------------------------
Total ..................................................           13.8%

INDUSTRY DIVERSIFICATION (UNAUDITED)
As a percent of net assets
As of June 30, 2006
------------------------------------------------------------------------

Bonds
US Bonds
US Corporate Bonds
Aerospace & Defense ....................................           1.34%
Auto Loans .............................................           3.76
Auto Parts & Equipment .................................           2.34
Automotive .............................................           1.47
Beverages ..............................................           0.93
Building & Construction ................................           1.01
Building Materials .....................................           2.91
Chemicals ..............................................           3.72
Computer Hardware ......................................           0.21
Consumer Products ......................................           3.68
Containers & Packaging .................................           2.11
Diversified Capital Goods ..............................           0.21
Electric-Generation ....................................           2.19
Electric-Integrated ....................................           1.05
Electronics ............................................           0.56
Food & Drug Retailers ..................................           2.13
Food Wholesale .........................................           2.52
Gaming .................................................           9.49
Gas Distribution .......................................           1.89
Health Care Services ...................................           3.04
Integrated Telecommunication Services ..................           4.77
Media-Broadcast ........................................           4.01
Media-Cable ............................................           2.61
Media-Diversified ......................................           0.98
Media-Services .........................................           1.05
Metals & Mining Excluding Steel ........................           1.38
Non-Food & Drug Retailers ..............................           4.19
Office Equipment .......................................           0.89
Oil & Gas Exploration & Production .....................           1.91
Oil & Gas Refining & Marketing .........................           0.30
Paper & Forest Products ................................           2.34
Printing & Publishing ..................................           6.47
Restaurants ............................................           3.00
Road & Rail ............................................           0.88
Software Services ......................................           0.58
Steel Producers Products ...............................           1.34
Support Services .......................................           1.05
Textiles, Apparel & Luxury Goods .......................           1.61
Tobacco ................................................           0.65
Transportation Excluding Air & Rail ....................           0.86
Wireless Telecommunication Services ....................           1.70
                                                                 ------
Total US Corporate Bonds ...............................          89.13
Asset-Backed Securities ................................           0.61
                                                                 ------
Total US Bonds .........................................          89.74

--------------------------------------------------------------------------------

UBS HIGH YIELD RELATIONSHIP FUND

--------------------------------------------------------------------------------

INDUSTRY DIVERSIFICATION (UNAUDITED)
As a percent of net assets
As of June 30, 2006
------------------------------------------------------------------------

International Bonds
Building Materials .....................................           0.54%
Chemicals ..............................................           2.30
Food & Drug Retailers...................................           0.98
Media-Diversified ......................................           0.52
Oil Field Equipment & Services .........................           0.67
Paper & Forest Products ................................           1.53
Wireless Telecommunication Services ....................           0.26
                                                                 ------
Total International Corporate Bonds ....................           6.80
Total Bonds ............................................          96.54
Equities ...............................................           0.00+
Warrants ...............................................           0.00+
Short-Term Investments .................................           2.48
                                                                 ------
Total Investments ......................................          99.02
Cash and other assets, less liabilities ................           0.98
                                                                 ------
Net Assets .............................................         100.00%
                                                                 ======

+    Amount represents less than 0.005%.

--------------------------------------------------------------------------------
94

UBS HIGH YIELD RELATIONSHIP FUND--SCHEDULE OF INVESTMENTS

June 30, 2006 (unaudited)
--------------------------------------------------------------------------------

                                                          FACE
                                                          AMOUNT         VALUE
                                                          ----------     ------------
BONDS -- 96.54%
US BONDS -- 89.74%
US CORPORATE BONDS -- 89.13%
AAC Group Holding Corp.(a)
0.000%, due 10/01/12 ................................     $1,000,000     $    780,000
Activant Solutions, Inc., 144A
9.500%, due 05/01/16 ................................        250,000          241,875
Advanstar Communications, Inc.
10.750%, due 08/15/10 ...............................        550,000          589,875
Affinion Group Inc., 144A
10.125%, due 10/15/13 ...............................        600,000          603,000
Ahern Rentals, Inc.
9.250%, due 08/15/13 ................................        750,000          757,500
Ainsworth Lumber Co. Ltd.
7.250%, due 10/01/12 ................................      1,000,000          820,000
AK Steel Corp.
7.750%, due 06/15/12 ................................      1,550,000        1,519,000
American Cellular Corp., Series B
10.000%, due 08/01/11 ...............................      1,250,000        1,315,625
American Rock Salt Co. LLC
9.500%, due 03/15/14 ................................        800,000          808,000
Ameripath, Inc.
10.500%, due 04/01/13 ...............................        900,000          943,875
AmeriQual Group LLC, 144A
9.500%, due 04/01/12 ................................        875,000          888,125
ArvinMeritor, Inc.
8.125%, due 09/15/15 ................................      1,000,000          925,000
Atlas Pipeline Partners LP, 144A
8.125%, due 12/15/15 ................................      1,000,000          996,250
Baker & Taylor, Inc., 144A
11.500%, due 07/01/13 ...............................        425,000          425,000
BE Aerospace, Inc., Series B
8.875%, due 05/01/11 ................................        500,000          517,500
Berry Plastics Corp.
10.750%, due 07/15/12 ...............................        775,000          838,937
Brookstone Co., Inc., 144A
12.000%, due 10/15/12 ...............................        625,000          550,000
Buckeye Technologies, Inc.
8.000%, due 10/15/10 ................................        950,000          869,250
Buffets, Inc.
11.250%, due 07/15/10 ...............................        900,000          930,375
Cadmus Communications Corp.
8.375%, due 06/15/14 ................................        850,000          841,500
Carriage Services, Inc.
7.875%, due 01/15/15 ................................        850,000          828,750
Cellu Tissue Holdings, Inc.
9.750%, due 03/15/10 ................................        750,000          731,250
Century Aluminum Co.
7.500%, due 08/15/14 ................................        750,000          750,000
Cenveo Corp.
7.875%, due 12/01/13 ................................        550,000          536,250
Chemtura Corp.
6.875%, due 06/01/16 ................................        475,000          458,969
Chukchansi Economic Development
Authority, 144A
8.000%, due 11/15/13 ................................        775,000          779,844
Cincinnati Bell, Inc.
8.375%, due 01/15/14 ................................      1,000,000          985,000
Circus & Eldorado Joint Venture Corp.
10.125%, due 03/01/12 ...............................        500,000          528,125
Citizens Communications Co.
9.000%, due 08/15/31 ................................      1,100,000        1,113,750
Clarke American Corp.
11.750%, due 12/15/13 ...............................        625,000          643,750
CMP Susquehanna Corp., 144A
9.875%, due 05/15/14 ................................        750,000          697,500
Collins & Aikman Floor Cover, Series B
9.750%, due 02/15/10 ................................        500,000          491,250
Comstock Resources, Inc.
6.875%, due 03/01/12 ................................        750,000          700,312
Cooper-Standard Automotive, Inc.
8.375%, due 12/15/14 ................................      1,000,000          788,750
CSC Holdings, Inc., Series B
8.125%, due 07/15/09 ................................      1,500,000        1,526,250
Da-Lite Screen Co., Inc.
9.500%, due 05/15/11 ................................        625,000          662,500
Deluxe Corp.
5.000%, due 12/15/12 ................................      1,100,000          911,506
Dex Media, Inc.
8.000%, due 11/15/13 ................................        175,000          175,875
Dole Food Co., Inc.
8.875%, due 03/15/11 ................................      1,000,000          937,500
Dycom Industries, Inc.
8.125%, due 10/15/15 ................................        700,000          701,750
Dynegy Holdings, Inc., 144A
8.375%, due 05/01/16 ................................        750,000          738,750
Easton-Bell Sports, Inc.
8.375%, due 10/01/12 ................................      1,250,000        1,231,250
Energy Partners Ltd.
8.750%, due 08/01/10 ................................        525,000          505,313
FastenTech, Inc.
11.500%, due 05/01/11 ...............................        750,000          765,000
Ford Motor Credit Co.
7.375%, due 10/28/09 ................................      2,875,000        2,658,047
General Motors Acceptance Corp.
7.250%, due 03/02/11 ................................      1,650,000        1,599,688
General Motors Corp.
7.200%, due 01/15/11 ................................      1,875,000        1,659,375
Giant Industries, Inc.
11.000%, due 05/15/12 ...............................        309,000          335,265
Glatfelter, 144A
7.125%, due 05/01/16 ................................        225,000          222,102
Gregg Appliances, Inc.
9.000%, due 02/01/13 ................................        875,000          807,187
GSC Holdings Corp.
8.000%, due 10/01/12 ................................      1,400,000        1,400,000
Gulfmark Offshore, Inc.
7.750%, due 07/15/14 ................................      1,000,000          975,000
Hercules, Inc.
6.500%, due 06/30/29 ................................      1,000,000          791,250
Houghton Mifflin Co. (a)
0.000%, due 10/15/13 ................................      1,800,000        1,485,000
Inergy LP/ Inergy Finance Corp.
8.250%, due 03/01/16 ................................      1,125,000        1,136,250
Ingles Markets, Inc.
8.875%, due 12/01/11 ................................      1,000,000        1,046,250

--------------------------------------------------------------------------------

UBS HIGH YIELD RELATIONSHIP FUND--SCHEDULE OF INVESTMENTS

June 30, 2006 (unaudited)
--------------------------------------------------------------------------------

                                                          FACE
                                                          AMOUNT         VALUE
                                                          ----------     ------------
Insight Communications Co., Inc. (a)
12.250%, due 02/15/11 ...............................     $  550,000     $    581,625
Interface, Inc.
10.375%, due 02/01/10 ...............................      1,000,000        1,093,750
Jacobs Entertainment Inc., 144A
9.750%, due 06/15/14 ................................      1,250,000        1,256,250
Jacuzzi Brands, Inc.
9.625%, due 07/01/10 ................................        750,000          792,187
Jafra Cosmetics International, Inc.
10.750%, due 05/15/11 ...............................        475,000          509,438
Kansas City Southern Railway Co.
7.500%, due 06/15/09 ................................      1,000,000        1,000,000
Land O' Lakes, Inc.
8.750%, due 11/15/11 ................................        500,000          515,000
Landry's Restaurants, Inc., Series B
7.500%, due 12/15/14 ................................      1,000,000          917,500
Le-Natures, Inc., 144A
9.000%, due 06/15/13 ................................      1,000,000        1,053,750
Levi Strauss & Co.
12.250%, due 12/15/12 ...............................      1,100,000        1,215,500
LIN Television Corp., Series B
6.500%, due 05/15/13 ................................        900,000          821,250
Maax Holdings, Inc. (a)
0.000%, due 12/15/12 ................................        375,000          146,250
Majestic Star Casino LLC
9.500%, due 10/15/10 ................................        200,000          209,500
9.750%, due 01/15/11, 144A ..........................        550,000          551,375
Mediacom LLC
9.500%, due 01/15/13 ................................        850,000          845,750
Midwest Generation LLC
8.750%, due 05/01/34 ................................        725,000          768,500
Mirant Americas Generation LLC
9.125%, due 05/01/31 ................................        675,000          654,750
Mirant North America LLC, 144A
7.375%, due 12/31/13 ................................        550,000          530,750
MTR Gaming Group, Inc.,
9.000%, due 06/01/12 144A ...........................        625,000          627,344
9.750%, due 04/01/10, Series B ......................      1,000,000        1,056,250
Nexstar Finance Holdings LLC (a)
0.000%, due 04/01/13 ................................        700,000          567,000
Nexstar Finance, Inc.
7.000%, due 01/15/14 ................................        700,000          637,000
NRG Energy, Inc.
7.375%, due 02/01/16 ................................      1,000,000          975,000
Omnova Solutions, Inc.
11.250%, due 06/01/10 ...............................        750,000          795,000
Owens-Illinois, Inc.
7.800%, due 05/15/18 ................................      1,000,000          940,000
Pantry, Inc.
7.750%, due 02/15/14 ................................      1,000,000          990,000
Pathmark Stores, Inc.
8.750%, due 02/01/12 ................................        500,000          475,000
Petro Stopping Centers LP
9.000%, due 02/15/12 ................................      1,000,000          992,500
Pinnacle Foods Holding Corp.
8.250%, due 12/01/13 ................................        750,000          736,875
Pokagon Gaming Authority, 144A
10.375%, due 06/15/14 ...............................        700,000          723,625
PolyOne Corp.
10.625%, due 05/15/10 ...............................        850,000          913,750
Poster Financial Group, Inc.
8.750%, due 12/01/11 ................................        750,000          780,000
Prestige Brands, Inc.
9.250%, due 04/15/12 ................................      1,000,000          980,000
Psychiatric Solutions, Inc., 144A
7.750%, due 07/15/15 ................................        900,000          880,875
Quebecor World Capital Corp., 144A
8.750%, due 03/15/16 ................................      1,215,000        1,108,687
Qwest Communications International, Inc.
7.250%, due 02/15/11 ................................      1,000,000          970,000
R.H. Donnelley Corp., 144A
8.875%, due 01/15/16 ................................      1,100,000        1,109,625
Rafaella Apparel Group, Inc., 144A
11.250%, due 06/15/11 ...............................        625,000          600,000
Restaurant Co.
10.000%, due 10/01/13 ...............................        850,000          777,750
Reynolds American, Inc., 144A
7.250%, due 06/01/13 ................................        750,000          733,125
River Rock Entertainment Authority
9.750%, due 11/01/11 ................................      1,000,000        1,052,500
Rockwood Specialties Group, Inc.
10.625%, due 05/15/11 ...............................        638,000          681,862
San Pasqual Casino, 144A
8.000%, due 09/15/13 ................................        750,000          748,125
Sanmina-SCI Corp.
8.125%, due 03/01/16 ................................        650,000          633,750
Sbarro, Inc.
11.000%, due 09/15/09 ...............................        750,000          764,062
Seneca Gaming Corp.
7.250%, due 05/01/12 ................................        800,000          775,000
Sensata Technologies BV, 144A
8.000%, due 05/01/14 ................................        250,000          241,250
Sequa Corp.
9.000%, due 08/01/09 ................................        950,000        1,002,250
Sheridan Group, Inc.
10.250%, due 08/15/11 ...............................      1,000,000        1,016,250
Sinclair Broadcast Group, Inc.
8.000%, due 03/15/12 ................................      1,250,000        1,268,750
Sirius Satellite Radio, Inc.
9.625%, due 08/01/13 ................................        575,000          539,063
Solo Cup Co.
8.500%, due 02/15/14 ................................        700,000          605,500
Stanadyne Corp.
10.000%, due 08/15/14 ...............................      1,000,000          935,000
Technical Olympic USA, Inc.
7.500%, due 01/15/15 ................................      1,375,000        1,144,687
Terra Capital, Inc.
12.875%, due 10/15/08 ...............................        500,000          566,250
Tunica-Biloxi Gaming Authority, 144A
9.000%, due 11/15/15 ................................        700,000          717,500
Unisys Corp.
8.000%, due 10/15/12 ................................        700,000          651,000
Universal Hospital Services, Inc.
10.125%, due 11/01/11 ...............................        750,000          780,000
Vertis, Inc., Series B
10.875%, due 06/15/09 ...............................        600,000          591,000

--------------------------------------------------------------------------------
96

UBS HIGH YIELD RELATIONSHIP FUND--SCHEDULE OF INVESTMENTS

June 30, 2006 (unaudited)
--------------------------------------------------------------------------------

                                                          FACE
                                                          AMOUNT         VALUE
                                                          ----------     ------------
Wheeling Island Gaming, Inc.
10.125%, due 12/15/09 ..............................      $  900,000     $    930,375
Whiting Petroleum Corp.
7.250%, due 05/01/12 ................................      1,000,000          960,000
Wind Acquisition Finance S.A., 144A
10.750%, due 12/01/15 ...............................        850,000          903,125
Windstream Corp., 144A
8.625%, due 08/01/16 ................................        500,000          511,250
Wornick Co.
10.875%, due 07/15/11 ...............................        650,000          654,875
Xerox Capital Trust I
8.000%, due 02/01/27 ................................      1,000,000        1,003,750
Zeus Special Subsidiary Ltd., 144A (a)
0.000%, due 02/01/15 ................................      1,175,000          810,750
                                                                         ------------
Total US Corporate Bonds ............................                     100,785,750
                                                                         ------------
ASSET-BACKED SECURITIES -- 0.61%
GSAMP Trust,
06-S2, Class B2, 144A (a)
7.000%, due 01/25/36 ................................        850,000          684,080
                                                                         ------------
Total US Bonds ......................................                     101,469,830
                                                                         ------------
INTERNATIONAL BONDS -- 6.80%
INTERNATIONAL CORPORATE BONDS -- 6.80%
BERMUDA -- 0.26%
Intelsat Subsidiary Holding Co. Ltd.
8.625%, due 01/15/15 ................................        300,000          300,750
                                                                         ------------
CANADA -- 3.56%
Abitibi-Consolidated, Inc.
6.950%, due 04/01/08 ................................      1,000,000          968,750
Jean Coutu Group, Inc.
8.500%, due 08/01/14 ................................      1,200,000        1,104,000
MAAX Corp.
9.750%, due 06/15/12 ................................        750,000          612,188
Millar Western Forest Products Ltd.
7.750%, due 11/15/13 ................................      1,000,000          760,000
Quebecor Media, Inc., 144A
7.750%, due 03/15/16 ................................        600,000          588,000
                                                                         ------------
                                                                            4,032,938
                                                                         ------------
CAYMAN ISLANDS -- 0.67%
Bluewater Finance Ltd.
10.250%, due 02/15/12 ...............................        750,000          759,375
                                                                         ------------
FRANCE -- 0.89%
Rhodia S.A.
10.250%, due 06/01/10 ...............................        942,000        1,005,585
                                                                         ------------
NETHERLANDS -- 0.92%
Montell Finance Co. BV, 144A
8.100%, due 03/15/27 ................................      1,150,000        1,040,750
                                                                         ------------
UNITED KINGDOM -- 0.50%
Ineos Group Holdings PLC, 144A
8.500%, due 02/15/16 ................................        600,000          561,750
                                                                         ------------
Total International Corporate Bonds .................                       7,701,148
                                                                         ------------
Total Bonds (Cost $111,763,340) .....................                     109,170,978
                                                                         ------------

                                                          SHARES
                                                          ----------
EQUITIES -- 0.00%
US EQUITIES -- 0.00%
MEDIA -- 0.00%
Pegasus Communications Corp., Class A
(Cost $87,120) (c) ..................................          2,323            5,273
                                                                         ------------


                                                          NUMBER OF
                                                          WARRANTS
                                                          ----------
WARRANTS -- 0.00% (c)(d)(e)
Dayton Superior Corp.
expires 6/15/09 (b) .................................          1,500                0
HF Holdings, Inc.
expires 9/27/09 .....................................          8,680                0
Pliant Corp.
expires 06/01/10 (b) ................................          1,090               11
                                                                         ------------
Total Warrants (Cost $4,746,048) ....................                              11
                                                                         ------------

                                                          SHARES
                                                          ----------
SHORT-TERM INVESTMENT* -- 2.48%
UBS Supplementary Trust --
U.S. Cash Management Prime Fund,
yield of 5.21% (Cost $2,800,271) ....................      2,800,271        2,800,271
                                                                         ------------
Total Investments -- 99.02%
(Cost $119,396,779) .................................                     111,976,533
Cash and other assets, less liabilities -- 0.98%                            1,104,903
                                                                         ------------
Net Assets -- 100.00% ................................                   $113,081,436
                                                                         ============

--------------------------------------------------------------------------------

UBS HIGH YIELD RELATIONSHIP FUND--SCHEDULE OF INVESTMENTS

June 30, 2006 (unaudited)
--------------------------------------------------------------------------------

NOTES TO SCHEDULE OF INVESTMENTS
Aggregate cost for federal income tax purposes, which was substantially the same for book purposes, was $119,396,779; and net unrealized depreciation consisted of:

Gross unrealized appreciation ...............................................  $   691,752
Gross unrealized depreciation ...............................................   (8,111,998)
                                                                               -----------
Net unrealized depreciation .................................................  $(7,420,246)
                                                                               ===========

(a) Step Bonds -- Coupon rate increases in increments to maturity. Rate disclosed is as of June 30, 2006. Maturity date disclosed is the ultimate maturity date.
(b) Security is being fair valued by a valuation committee under the direction of the Board of Trustees. At June 30, 2006, the value of these securities amounted to $11 or 0.00% of net assets.
(c)        Non-incoming producing securities.
(d) Security is illiquid. These securities amounted to $11 or 0.00% of net assets as of June 30, 2006
(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.00% of net assets as of June 30, 2006, are considered illiquid and restricted.
*          Investment in affiliated mutual fund.
144A Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2006, the value of these securities amounted to $22,124,432 or 19.57% of net assets.
GSAMP      Goldman Sachs Mortgage Securities Corp.

RESTRICTED SECURITIES
---------------------

                                                                                           ACQUISITION                MARKET
                                                                                           COST AS A                  VALUE AS A
                                                                                           PERCENTAGE                 PERCENTAGE
                                                             ACQUISITION    ACQUISITION    OF NET          MARKET     OF NET
SECURITY                                                     DATES          COST           ASSETS          VALUE      ASSETS
                                                             -----------    -----------    -----------     ------     ----------
Dayton Superior Corp.,
expires 06/15/09 .........................................   08/17/00       $        0     0.00%           $ 0        0.00%
HF Holdings, Inc.,
expires 09/27/09 .........................................   01/08/01        4,746,048     4.20              0        0.00
Pliant Corp.,
expires 06/01/10 .........................................   11/27/00                0     0.00             11        0.00

--------------------------------------------------------------------------------
98               See accompanying notes to financial statements.

UBS OPPORTUNISTIC EMERGING MARKETS DEBT RELATIONSHIP FUND

--------------------------------------------------------------------------------

For the one-month period ended June 30, 2006 since its inception, UBS Opportunistic Emerging Markets Debt Relationship Fund (the "Fund") declined 0.16% compared to the 0.01% decline of the JP Morgan EMBI--Global Index and the 1.17% decline of the Emerging Markets Debt Benchmark Index (the "Index"). (Please note that these returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.)

Significant market volatility during the reporting period detracted from the Fund's absolute returns, although it did outperform the Index.

FUND POSTED SOLID PERFORMANCE IN A VOLATILE MARKET ENVIRONMENT
From a fundamental perspective, economic growth in emerging markets continued to be favorable, providing some support for emerging debt securities amid the ongoing volatility, as investors' "flight to quality" persisted.

The major economies of Latin America continued to grow, with some continuing to show expansion well above expectations. Eastern Europe also exhibited solid economic performance, and as an increasingly important region for the asset class, also helped to support emerging market economic growth. As such, we believe the overall trend in economic activity is something that has continued to bode well for sentiment toward emerging markets debt.

Latin America generally appeared strong during the period. Argentina and Ecuador were two of the more attractive countries in the region, and the Fund's overweight position benefited relative performance.

PORTFOLIO WELL POSITIONED FOR CONTINUED GLOBAL ECONOMIC GROWTH
Our analysis indicates that global economic growth is steady and relatively strong at this point. We believe bond yields in most developed markets are below equilibrium, meaning that prices in those markets could continue to slide in the coming months. The Fund's investment team continues to seek opportunities in local markets where fundamentals have been favorable and interest rates relatively high. From a risk perspective, the Fund's US interest rate duration continues to be lower relative to that of the benchmark, and the portfolio maintains an exposure to local market currencies.

--------------------------------------------------------------------------------

This letter is intended to assist shareholders in understanding how the Fund performed during the six-month period ended June 30, 2006. The views and opinions in the letter were current as of August 15, 2006. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent.

We encourage you to consult your financial advisor regarding your personal investment program.

--------------------------------------------------------------------------------

UBS OPPORTUNISTIC EMERGING MARKETS DEBT RELATIONSHIP FUND

--------------------------------------------------------------------------------

TOTAL RETURN (UNAUDITED)

                                                                            05/31/06* to
                                                                            06/30/06
----------------------------------------------------------------------------------------
UBS OPPORTUNISTIC EMERGING MARKETS DEBT RELATIONSHIP FUND                   (0.16)%
----------------------------------------------------------------------------------------
JP Morgan EMBI - Global Index                                               (0.01)
----------------------------------------------------------------------------------------
Emerging Markets Debt Benchmark Index **                                    (1.17)
----------------------------------------------------------------------------------------

* Performance inception date of UBS Opportunistic Emerging Markets Debt Relationship Fund.

**   An unmanaged index compiled by the Advisor, constructed as follows:
     Inception 12/31/90 - 12/31/95; 100% J.P. Morgan EMBI; 01/01/96 - 06/30/00;
     100% J.P. Morgan EMBI+; 07/01/00 - 10/31/05; 100% J.P. Morgan EMBI
     Global; 11/01/05 - 05/31/06; 70% J.P. Morgan EMBI Global and 30% J.P. Morgan GBI-EM Open; 06/01/06-current; 70% J.P. Morgan EMBI Global and 30% J.P. Morgan GBI-EM Diversified (in USD).

     PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE, AND THE PERFORMANCE INFORMATION PROVIDED DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURN FOR PERIODS OF LESS THAN ONE YEAR HAS NOT BEEN ANNUALIZED. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED.

--------------------------------------------------------------------------------
100

UBS OPPORTUNISTIC EMERGING MARKETS DEBT RELATIONSHIP FUND

--------------------------------------------------------------------------------

TOP FIXED INCOME HOLDINGS (UNAUDITED)
As of June 30, 2006

                                                                   Percentage of
                                                                   net assets
--------------------------------------------------------------------------------
Republic of Argentina
4.889%, due 08/03/12 ..........................................    13.7%
Republic of Argentina, DISC
5.83%, due 12/31/33 ...........................................    12.4
Republic of Turkey Credit-Linked Note
1.350%, due 02/10/10 ..........................................     2.0
--------------------------------------------------------------------------------
Total .........................................................    28.1%

INDUSTRY DIVERSIFICATION (UNAUDITED)
As a percent of net assets
As of June 30, 2006
---------------------------------------------------------------------------

International Bonds
Foreign Government Bonds ......................................      26.09%
Non-Agency ....................................................       1.99
                                                                    ------
Total International Bonds .....................................      28.08
Short-Term Investments ........................................      65.15
                                                                    ------
Total Investments..............................................      93.23
Cash and other assets, less liabilities .......................       6.77
                                                                    ------
Net Assets.....................................................     100.00%
                                                                    ======

--------------------------------------------------------------------------------

UBS OPPORTUNISTIC EMERGING MARKETS DEBT RELATIONSHIP FUND--SCHEDULE OF
INVESTMENTS

June 30, 2006 (unaudited)
--------------------------------------------------------------------------------

                                                           FACE
                                                           AMOUNT        VALUE
                                                           ----------    -----------
INTERNATIONAL BONDS -- 28.08%
ARGENTINA -- 26.09%
Republic of Argentina +
4.889%, due 08/03/12 ...................................$   5,000,000    $ 4,132,500
Republic of Argentina, DISC +
5.83%, due 12/31/33 ..................................ARS  10,000,000      3,745,440
                                                                         -----------
                                                                           7,877,940
                                                                         -----------
TURKEY -- 1.99%
Republic of Turkey Credit-Linked
Note @, 144A 1.350%,
due 02/10/10 .........................................TRY  1,000,000         601,895
                                                                         -----------
Total International Bonds
(Cost $8,545,241) .......................................                  8,479,835
                                                                         -----------

                                                           SHARES
                                                           ----------
SHORT-TERM INVESTMENTS -- 65.15%
INVESTMENT COMPANY* -- 43.68%
UBS U.S. Cash Management --
Prime Relationship Fund,
yield of 5.20% ..........................................  13,187,800     13,187,800
                                                                         -----------

                                                           FACE
                                                           AMOUNT
                                                           ----------
EGYPT -- 21.47%
Egypt Treasury Bill Credit-Linked Note @
8.910%, due 06/05/07 .................................EGP  40,450,000      6,483,246
                                                                         -----------
Total Short-Term Investments
(Cost $19,693,124) ......................................                 19,671,046
                                                                         -----------
Total Investments -- 93.23%
(Cost $28,238,365) ......................................                 28,150,881
Cash and other assets,
less liabilities -- 6.77% ...............................                  2,045,073
                                                                         -----------
Net Assets -- 100.00% ...................................                $30,195,954
                                                                         ===========

NOTES TO SCHEDULE OF INVESTMENTS
Aggregate cost for federal income tax purposes, which was substantially the same for book purposes, was $28,238,365; and net unrealized depreciation consisted of:

Gross unrealized appreciation ......................................   $  28,000
Gross unrealized depreciation ......................................    (115,484)
                                                                       ---------
Net unrealized depreciation ........................................   $ (87,484)
                                                                       =========

+ Floating rate securities -- The interest rates shown are the current rates as of June 30, 2006.
@          Reflects annualized yield at June 30, 2006 on zero coupon bonds.
*          Investment in affiliated mutual fund.
DISC       Discount Bond.
144A Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2006, the value of this security amounted to $601,895 or 1.99% of net assets.
ARS        Argentina Peso
EGP        Egyptian Pound
TRY        New Turkish Lira

FORWARD FOREIGN CURRENCY CONTRACTS
UBS Opportunistic Emerging Markets Debt Relationship Fund had the following open forward foreign currency contract as of June 30, 2006:

                                                      CONTRACTS     IN              MATURITY    UNREALIZED
                                                      TO DELIVER    EXCHANGE FOR    DATE        (DEPRECIATION)
                                                      ----------    -------------   --------    --------------
New Turkish Lira .............................        900,000       USD   575,276   07/21/06    $(7,323)
                                                                                                =======

Currency Type Abbreviation:
USD         United States Dollar

--------------------------------------------------------------------------------
102              See accompanying notes to financial statements.

UBS OPPORTUNISTIC HIGH YIELD RELATIONSHIP FUND

--------------------------------------------------------------------------------

For the six-month period ended June 30, 2006, UBS Opportunistic High Yield Relationship Fund (the "Fund") returned 4.26% compared to the 2.43% return of the Merrill Lynch US High Yield Cash Pay Constrained Index (the "Index"). (Please note that these returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.)

A VOLATILE PERIOD FOR HIGH YIELD BONDS
The past six months were marked by two distinctly different market environments for high yield bonds. The period began on a positive note due to healthy underlying fundamentals. The market continued to benefit from US economic growth, robust corporate earnings, liquidity in the high yield market and low default rates. From a technical perspective, despite mutual fund outflows, the combination of refinancings, tenders and calls being done with bank debt rather than bonds and a small new issue calendar helped move the secondary market higher.

In May, however, investors across asset classes embarked on a "flight to quality," moving money out of riskier asset classes and into less volatile holdings. The high yield market struggled during this time, and spreads--the difference in yield between high yield securities and similarly-dated Treasuries--widened for the first time in several months.

DIVERSIFYING THE PORTFOLIO'S CREDIT QUALITY REMAINED A FOCUS
Throughout the reporting period, we added to BB-rated securities while moving assets out of CCC-rated part of the curve as those holdings matured. We have been more focused on the secondary market versus the primary market, as we see better relative value there due to what we believe is poor credit quality and/or corporate structures in many new issues. We continued to overweight B-rated bonds, as we expected the economy to remain stable over the reporting period and in the months ahead. We also continue to add to bonds that we believe may experience positive events (tenders, M&A, etc.). Several bonds in the portfolio were tendered during the period, and that also helped Fund performance.

HIGH YIELD MARKET STILL OFFERS POSITIVE FUNDAMENTALS
Although we expect volatility to continue as the U.S. high yield market reacts to risk-averse activity in the equities and emerging markets, we continue to believe that fundamentals are solid for the market. The market consensus is that below-average default rates will continue into next year, companies may report in-line or better-than-expected operating results, and credit improvement may be slowing but is not stopping. This combination may draw investors back into the market and would generally be beneficial. Furthermore, we believe the market will now be focused on second-quarter earnings and, more importantly, on management's outlook for the second half of the year. We continue to believe that any significant market sell-off could provide an opportunity to buy companies that continue to perform well at levels that provide good absolute and relative value.

CHANGE IN PORTFOLIO MANAGEMENT
A portfolio management change occurred after the date of this letter.

Marianne Rossi recently announced plans to leave UBS Global AM--Americas in October. UBS Global AM--Americas' high yield investment team is relocating to Chicago, and Ms. Rossi has decided to remain in New York City. Ms. Rossi had served as the portfolio manager of the Fund for many years and we wish her well. Shu-Yang Tan has taken over as the portfolio manager for the Fund.

Shu-Yang Tan is an Executive Director in Fixed Income Portfolio Management. Mr. Tan has been an investment professional with UBS Global Asset Management since 1995, a member of the high yield team since 2000 and portfolio manager of the Fund since 2006.

--------------------------------------------------------------------------------

This letter is intended to assist shareholders in understanding how the Fund performed during the six-month period ended June 30, 2006. The views and opinions in the letter were current as of August 15, 2006. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent.

We encourage you to consult your financial advisor regarding your personal investment program.

--------------------------------------------------------------------------------

UBS OPPORTUNISTIC HIGH YIELD RELATIONSHIP FUND

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN (UNAUDITED)

                                                                 6 months              1 year             Annualized
                                                                 ended                 ended              04/05/04* to
                                                                 06/30/06              06/30/06           06/30/06
----------------------------------------------------------------------------------------------------------------------
UBS OPPORTUNISTIC HIGH YIELD RELATIONSHIP FUND                   4.26%                 6.67%              6.20%
----------------------------------------------------------------------------------------------------------------------
Merrill Lynch US High Yield Cash Pay Index                        3.01                  4.65              6.53
----------------------------------------------------------------------------------------------------------------------
Merrill Lynch US High Yield Cash Pay Constrained Index            2.43                  4.24              6.26
----------------------------------------------------------------------------------------------------------------------
Lehman Brothers US Aggregate Bond Index                          (0.72)                (0.81)             3.24
----------------------------------------------------------------------------------------------------------------------

* Inception date of UBS Opportunistic High Yield Relationship Fund is 09/04/02. The Fund was inactive from 05/21/03 to 04/04/04. The inception return of the Merrill Lynch US High Yield Cash Pay Index is calculated as of 03/31/04. The inception return of the Fund and other indices is calculated as of 04/05/04, which is the date the Fund re-commenced investment operations.

     The Fund's benchmark index changed from the Merrill Lynch US High Yield Cash Pay Index to the Merrill Lynch US High Yield Cash Pay Constrained Index on June 1, 2005.

     PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE, AND THE PERFORMANCE INFORMATION PROVIDED DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON THE REDEMPTION OF FUND SHARES. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURN FOR PERIODS OF LESS THAN ONE YEAR HAS NOT BEEN ANNUALIZED. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED.

--------------------------------------------------------------------------------
104

UBS OPPORTUNISTIC HIGH YIELD RELATIONSHIP FUND

--------------------------------------------------------------------------------

TOP TEN FIXED INCOME HOLDINGS (UNAUDITED)
As of June 30, 2006

                                                              Percentage of
                                                              net assets
---------------------------------------------------------------------------
General Motors Acceptance Corp.
7.250%, due 03/02/11 .....................................    13.9%
PolyOne Corp.
10.625%, due 05/15/10 ....................................     5.1
Cincinnati Bell, Inc.
8.375%, due 01/15/14 .....................................     5.0
Sheridan Group, Inc.
10.250%, due 08/15/11 ....................................     4.9
Sinclair Broadcast Group, Inc.
8.750%, due 12/15/11 .....................................     4.8
Ingles Markets, Inc.
8.875%, due 12/01/11 .....................................     4.7
Levi Strauss & Co.
12.250%, due 12/15/12 ....................................     4.6
American Cellular Corp., Series B
10.000%, due 08/01/11 ....................................     4.2
Abitibi-Consolidated, Inc.
6.950%, due 04/01/08 .....................................     4.0
River Rock Entertainment Authority
9.750%, due 11/01/11 .....................................     3.5
---------------------------------------------------------------------------
Total ....................................................    54.7%

INDUSTRY DIVERSIFICATION (UNAUDITED)
As a percentage of net assets
As of June 30, 2006

Bonds
US Bonds
US Corporate Bonds
Auto Loans ...............................................     15.84%
Auto Parts & Equipment ...................................      3.13
Chemicals ................................................      8.45
Containers & Packaging ...................................      4.45
Food & Drug Retailers ....................................      4.67
Gaming ...................................................      3.50
Integrated Telecommunication Services ....................      4.98
Media-Broadcast ..........................................      4.84
Media-Cable ..............................................      2.83
Metals & Mining Excluding Steel ..........................      0.79
Oil Field Equipment & Services ...........................      2.24
Oil & Gas Refining & Marketing ...........................      1.84
Printing & Publishing ....................................      7.40
Restaurants ..............................................      3.01
Steel Producers Products..................................      3.42
Textiles, Apparel & Luxury Goods .........................      4.59
Wireless Telecommunication Services ......................      4.16
                                                              ------
Total US Corporate Bonds..................................     80.14
International Bonds
International Corporate Bonds
Food & Drug Retailers.....................................      2.15
Oil & Gas Equipment & Services ...........................      2.36
Paper & Forest Products ..................................      4.02
                                                              ------
Total International Bonds ................................      8.53
                                                              ------
Total Investments.........................................     88.67
Cash and other assets, less liabilities ..................     11.33
                                                              ------
Net Assets................................................    100.00%
                                                              ======

--------------------------------------------------------------------------------

UBS OPPORTUNISTIC HIGH YIELD RELATIONSHIP FUND--SCHEDULE OF INVESTMENTS

June 30, 2006 (unaudited)
--------------------------------------------------------------------------------

                                                FACE
                                                AMOUNT           VALUE
                                                -----------      ------------
BONDS -- 88.67%
US BONDS -- 80.14%
US CORPORATE BONDS -- 80.14%
AK Steel Corp.
7.875%, due 02/15/09 ...................        $ 4,350,000      $  4,328,250
American Cellular Corp., Series B
10.000%, due 08/01/11 ..................          5,000,000         5,262,500
Berry Plastics Corp.
10.750%, due 07/15/12 ..................          2,000,000         2,165,000
Century Aluminum Co.
7.500%, due 08/15/14 ...................          1,000,000         1,000,000
Cincinnati Bell, Inc.
8.375%, due 01/15/14 ...................          6,400,000         6,304,000
Cooper-Standard Automotive, Inc.
8.375%, due 12/15/14 ...................          5,025,000         3,963,469
General Motors Acceptance Corp.
6.125%, due 02/01/07 ...................          2,450,000         2,439,906
7.250%, due 03/02/11 ...................         18,150,000        17,596,570
Giant Industries, Inc.
8.000%, due 05/15/14 ...................          2,350,000         2,320,625
Houghton Mifflin Co.
9.875%, due 02/01/13 ...................          3,100,000         3,216,250
Ingles Markets, Inc.
8.875%, due 12/01/11 ...................          5,650,000         5,911,313
Landry's Restaurants, Inc., Series B
7.500%, due 12/15/14 ...................          4,150,000         3,807,625
Levi Strauss & Co.
12.250%, due 12/15/12 ..................          5,250,000         5,801,250
Mediacom LLC
9.500%, due 01/15/13 ...................          3,600,000         3,582,000
Omnova Solutions, Inc.
11.250%, due 06/01/10 ..................          4,000,000         4,240,000
Owens-Brockway Glass Container, Inc.
6.750%, due 12/01/14 ...................          2,000,000         1,855,000
Owens-Illinois, Inc.
7.350%, due 05/15/08 ...................          1,600,000         1,612,000
PolyOne Corp.
10.625%, due 05/15/10 ..................          6,000,000         6,450,000
River Rock Entertainment Authority
9.750%, due 11/01/11 ...................          4,200,000         4,420,500
Sheridan Group, Inc.
10.250%, due 08/15/11 ..................          6,050,000         6,148,312
Sinclair Broadcast Group, Inc.
8.750%, due 12/15/11 ...................          5,850,000         6,113,250
Whiting Petroleum Corp.
7.000%, due 02/01/14 ...................          3,000,000         2,835,000
                                                                 ------------
Total US Corporate Bonds ...............                          101,372,820
                                                                 ------------
INTERNATIONAL BONDS -- 8.53%
INTERNATIONAL CORPORATE BONDS -- 8.53%
CANADA -- 6.17%
Abitibi-Consolidated, Inc.
6.950%, due 04/01/08 ...................          5,250,000         5,085,937
Jean Coutu Group, Inc.
8.500%, due 08/01/14 ...................          2,950,000         2,714,000
                                                                 ------------
                                                                    7,799,937
                                                                 ------------
CAYMAN ISLANDS -- 2.36%
Bluewater Finance Ltd.
10.250%, due 02/15/12 ..................          2,950,000         2,986,875
                                                                 ------------
Total International Corporate Bonds ....                           10,786,812
                                                                 ------------
Total Investments -- 88.67%
(Cost $113,475,562) ....................                          112,159,632
Cash and other assets, less
liabilities --  11.33% .................                           14,326,935
                                                                 ------------
Net Assets -- 100.00% ..................                         $126,486,567
                                                                 ============

NOTES TO SCHEDULE OF INVESTMENTS
Aggregate cost for federal income tax purposes, which was substantially the same for book purposes, was $113,475,562;and net unrealized depreciation consisted of:

Gross unrealized appreciation .....................................        $   738,846
Gross unrealized depreciation .....................................         (2,054,776)
                                                                           -----------
Net unrealized depreciation .......................................        $(1,315,930)
                                                                           ===========

--------------------------------------------------------------------------------
106              See accompanying notes to financial statements.

UBS SHORT DURATION RELATIONSHIP FUND

--------------------------------------------------------------------------------

For the six-month period ended June 30, 2006, UBS Short Duration Relationship Fund (the "Fund") returned 1.58% compared to the 1.04% return of the Merrill Lynch US Treasury 1-3 Year Index (the "Index"). (Please note that these returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.)

The Fund maintained a defensive position throughout the reporting period, which helped it outperform the Index during what was a challenging period for fixed income investments.

DEFENSIVE POSITIONING CONTRIBUTED POSITIVELY TO PERFORMANCE
As was widely anticipated, the Federal Reserve Board (the "Fed") continued its tightening policy, raising short term rates four times during the reporting period before pausing after the period ended. The Fed's 17 consecutive rate hikes was the longest tightening campaign on record in more than 50 years, driven primarily by concerns over inflation. In some of the Fed's more recent comments, the Board has pointed to elevated core inflation and the ongoing perceived risk of inflation as the rationale behind rate increases. This persistent increase in rates put significant upward pressure on yields throughout the reporting period. Treasury yields rose more dramatically on shorter-dated securities than on the longer-end of the yield curve. The result was an exceptionally flat yield curve throughout the reporting period, with investors generally not being compensated for taking on the additional risk associated with longer-dated bonds.

In this environment, the Fund's short duration was particularly beneficial to relative performance.

SECTOR ALLOCATION WAS A POSITIVE CONTRIBUTOR TO PERFORMANCE
Throughout the reporting period, the Fund's sector allocation was beneficial to performance. We found securitized sectors of the market to offer more attractive valuations, including asset-backed securities (ABS), mortgage-backed securities
(MBS) and commercial mortgage-backed securities (CMBS). The Fund held overweight positions in all three sectors relative to the Index, and that positioning was a definite benefit to performance.

DESPITE MIXED SIGNALS, OUTLOOK FOR ECONOMY REMAINS POSITIVE
The current economic backdrop is one of mixed and sometimes contradictory signals. Employment and corporate profitability both remain robust, but a softening housing market and moderate levels of inflation are both areas that could pose future problems. We tend to believe that core inflation is generally under control, although it may continue to garner attention over the short term. In terms of overall economic growth, we anticipate that gross domestic product may return to trend-like growth levels into 2007, and that a "hard landing" for the economy is relatively unlikely. Within the Fund, we have slightly deemphasized our defensive stance, and continue to seek out attractively valued sectors of the market, with an eye toward controlling risk and maintaining liquidity within the portfolio.

--------------------------------------------------------------------------------
This letter is intended to assist shareholders in understanding how the Fund performed during the six-month period ended June 30, 2006. The views and opinions in the letter were current as of August 15, 2006. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent.

We encourage you to consult your financial advisor regarding your personal investment program.

--------------------------------------------------------------------------------

UBS SHORT DURATION RELATIONSHIP FUND

--------------------------------------------------------------------------------

TOTAL RETURN (UNAUDITED)

                                                                   6 months
                                                                   ended               08/23/05*
                                                                   06/30/06            to 06/30/06
--------------------------------------------------------------------------------------------------
UBS SHORT DURATION RELATIONSHIP FUND                               1.58%               2.50%
--------------------------------------------------------------------------------------------------
Merrill Lynch US Treasury 1-3 Year Index                           1.04                1.81
--------------------------------------------------------------------------------------------------

* Performance inception date of UBS Short Duration Relationship Fund.

  PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE, AND THE PERFORMANCE INFORMATION PROVIDED DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON THE REDEMPTION OF FUND SHARES. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURN FOR PERIODS OF LESS THAN ONE YEAR HAS NOT BEEN ANNUALIZED. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED.

--------------------------------------------------------------------------------
108

UBS SHORT DURATION RELATIONSHIP FUND

--------------------------------------------------------------------------------

TOP TEN FIXED INCOME HOLDINGS (UNAUDITED)
As of June 30, 2006

                                                            Percentage of
                                                            net assets
-------------------------------------------------------------------------
US Treasury Note
4.875%, due 05/15/09 .....................................   4.2%
Federal Home Loan Mortgage Corp.
4.625%, due 08/15/08 .....................................   2.6
Federal National Mortgage Association
4.500%, due 08/04/08 .....................................   2.6
Hyundai Auto Receivables Trust,
04-A, Class B
3.460%, due 08/15/11 .....................................   2.5
Whole Auto Loan Trust,
03-1, Class A4
2.580%, due 03/15/10 .....................................   2.0
Credit-Based Asset Servicing and Securitization,
05-CB6, Class A2
4.842%, due 07/25/35 .....................................   1.9
Capital One Auto Finance Trust,
05-C, Class A3
4.610%, due 07/15/10 .....................................   1.9
Morgan Stanley Capital I,
98-XL2, Class A2
6.170%, due 10/03/34 .....................................   1.9
WFS Financial Owner Trust,
04-2, Class A4
3.540%, due 11/21/11 .....................................   1.9
US Treasury Note
4.500%, due 02/15/09 .....................................   1.9
-------------------------------------------------------------------------
Total ....................................................  23.4%

INDUSTRY DIVERSIFICATION (UNAUDITED)
As a percent of net assets
As of June 30, 2006
-------------------------------------------------------------------------

Bonds
US Bonds
US Corporate Bonds
Capital Markets ..........................................   0.87%
Commercial Banks .........................................   1.37
Computers & Peripheral ...................................   1.72
Consumer Finance .........................................   3.10
Diversified Financial Services ...........................   3.09
Thrifts & Mortgage Finance ...............................   0.98
                                                           ------
Total US Corporate Bonds .................................  11.13
Asset-Backed Securities ..................................  39.79
Commercial Mortgage-Backed Securities ....................  11.43
Mortgage & Agency Debt Securities ........................  27.48
US Government Obligations ................................   6.09
                                                           ------
Total US Bonds ...........................................  95.92*
International Bond
International Corporate Bond
Diversified Telecommunication Services ...................   1.86
                                                           ------
Total Bonds ..............................................  97.78
                                                           ------
Short-Term Investments ...................................   4.44
Options Purchased ........................................   0.09
                                                           ------
Total Investments ........................................ 102.31
Liabilities, in excess of cash and other assets ..........  (2.31)
                                                           ------
Net Assets ............................................... 100.00%
                                                           ======

* The Fund held a long position in US Treasury futures which resulted in an increase in the Fund's exposure to US bonds from 95.92% to 95.93%.

--------------------------------------------------------------------------------

UBS SHORT DURATION RELATIONSHIP FUND--SCHEDULE OF INVESTMENTS

June 30, 2006 (unaudited)
--------------------------------------------------------------------------------

                                                          FACE
                                                          AMOUNT         VALUE
                                                          -----------    ------------
BONDS -- 97.78%
US BONDS -- 95.92%
US CORPORATE BONDS -- 11.13%
Bear Stearns Cos., Inc.
2.875%, due 07/02/08 ..................................   $1,400,000     $  1,328,121
General Electric Capital Corp.
4.125%, due 03/04/08 ..................................    1,350,000        1,318,181
International Business Machines Corp.
3.800%, due 02/01/08 ..................................    2,700,000        2,629,109
International Lease Finance Corp.
4.625%, due 06/02/08 ..................................    1,500,000        1,471,140
5.428%, due 05/24/10 + ................................    1,320,000        1,318,664
John Deere Capital Corp.
3.900%, due 01/15/08 ..................................    2,000,000        1,949,696
JPMorgan Chase & Co.
3.625%, due 05/01/08 ..................................    1,400,000        1,349,526
Residential Capital Corp.
6.125%, due 11/21/08 ..................................    1,500,000        1,482,616
SLM Corp.
3.625%, due 03/17/08 ..................................    2,130,000        2,055,288
Wells Fargo & Co.
4.000%, due 08/15/08 ..................................    2,165,000        2,093,356
                                                                         ------------
                                                                           16,995,697
                                                                         ------------
ASSET-BACKED SECURITIES -- 39.79%
Capital Auto Receivables Asset Trust,
04-2, Class B
3.920%, due 11/16/09 ..................................      600,000          581,595
Capital Auto Receivables Asset Trust,
06-1, Class B
5.260%, due 10/15/10 ..................................      900,000          886,713
Capital One Auto Finance Trust,
05-C, Class A3
4.610%, due 07/15/10 ..................................    3,000,000        2,962,350
Capital One Master Trust,
01-6, Class C, 144A
6.700%, due 06/15/11 ..................................    1,200,000        1,223,437
Citibank Credit Card Issuance Trust,
03-A3, Class A3
3.100%, due 03/10/10 ..................................    1,245,000        1,195,451
Citibank Credit Card Issuance Trust,
05-B1, Class B1
4.400%, due 09/15/10 ..................................    1,450,000        1,410,443
Drive Auto Receivables Trust,
05-3, Class A3, 144A
4.990%, due 10/15/10 ..................................    1,100,000        1,087,697
Duke Funding Ltd.,
06-HG5A, Class C, 144A +
6.724%, due 07/03/50 ..................................      788,000          788,000
First Franklin Mortgage Loan Asset-Backed
Certificates, 04-FFB, Class M2 +
5.796%, due 06/25/24 ..................................    2,030,342        2,022,819
First National Master Note Trust,
03-2, Class C
3.700%, due 04/15/09 ..................................    1,500,000        1,488,615
GE Equipment Small Ticket LLC,
05-1A, Class B, 144A
4.620%, due 12/22/14 ..................................    2,142,681        2,106,159
GS Mortgage Securities Corp., II,
98-GLII, Class B +
6.799%, due 04/13/31 ...................................   2,000,000        2,032,225
GSAMP Trust,
06-S2, Class A3 (a)
5.628%, due 01/25/36 ...................................   1,450,000        1,444,705
GSAMP Trust,
06-S3, Class A2 (a)
5.769%, due 05/25/36 ...................................   1,450,000        1,440,126
GSAMP Trust,
06-S4, Class M7 +
7.350%, due 05/25/36 ...................................     750,000          750,000
Hertz Vehicle Financing LLC,
05-2A, Class A2, 144A
4.930%, due 02/25/10 ...................................   1,850,000        1,817,602
Home Equity Mortgage Trust,
05-4, Class M1 (a)
5.484%, due 01/25/36 ...................................   2,000,000        1,954,817
Home Equity Mortgage Trust,
06-1, Class A2 (a)
5.300%, due 05/25/36 ...................................   1,300,000        1,278,256
Home Equity Mortgage Trust,
06-2, Class 1A2 (a)
5.410%, due 07/25/36 ...................................   1,270,000        1,260,224
Honda Auto Receivables Owner Trust,
03-3, Class A4
2.770%, due 11/21/08 ...................................   2,353,474        2,308,315
Household Automotive Trust,
05-3, Class A3
4.800%, due 10/18/10 ...................................   1,055,000        1,042,850
Hyundai Auto Receivables Trust,
04-A, Class B
3.460%, due 08/15/11 ...................................   4,000,000        3,885,820
Hyundai Auto Receivables Trust,
06-A, Class C
5.340%, due 11/15/12 ...................................   1,150,000        1,139,997
Long Beach Auto Receivables Trust,
05-B, Class A3
4.406%, due 05/15/10 ...................................   2,850,000        2,805,465
M&I Auto Loan Trust,
03-1, Class A4
2.970%, due 04/20/09 ...................................   2,338,000        2,288,919
Navistar Financial Corp Owner Trust,
04-B, Class C
3.930%, due 10/15/12 ...................................     791,017          759,452
Nissan Auto Receivables Owner Trust,
05-C, Class A3
4.190%, due 07/15/09 ...................................   2,555,000        2,510,439
Nomura Asset Acceptance Corp.,
06-S2, Class A2, 144A +
5.810%, due 04/25/36 ...................................   1,500,000        1,478,438
Providian Gateway Master Trust,
04-DA, Class D, 144A
4.400%, due 09/15/11 ...................................   2,100,000        2,067,515
Providian Gateway Master Trust,
04-EA, Class D, 144A +
6.129%, due 11/15/11 ...................................   2,500,000        2,524,220
Superior Wholesale Inventory Financing Trust,
05-A12, Class C +
6.399%, due 06/15/10 ...................................   1,000,000        1,002,143

--------------------------------------------------------------------------------
110

UBS SHORT DURATION RELATIONSHIP FUND--SCHEDULE OF INVESTMENTS

June 30, 2006 (unaudited)
--------------------------------------------------------------------------------

                                                          FACE
                                                          AMOUNT         VALUE
                                                          -----------    ------------
Taberna Preferred Funding Ltd.,
06-5A, Class A3, 144A +
6.600%, due 08/05/36 ...................................  $  590,000     $    590,000
Terwin Mortgage Trust,
06-2HGS, Class A2, 144A +
4.500%, due 03/25/37 ...................................   1,430,000        1,379,249
WFS Financial Owner Trust,
04-2, Class A4
3.540%, due 11/21/11 ...................................   3,000,000        2,931,512
WFS Financial Owner Trust,
04-4, Class A4
3.440%, due 05/17/12 ...................................   1,400,000        1,344,887
Whole Auto Loan Trust,
03-1, Class A4
2.580%, due 03/15/10 ...................................   3,029,444        2,993,791
                                                                         ------------
                                                                           60,784,246
                                                                         ------------
COMMERCIAL MORTGAGE-BACKED SECURITIES -- 11.43%
Asset Securitization Corp.,
96-MD6, Class A4 +
7.734%, due 11/13/29 ...................................   2,000,000        2,041,920
Banc of America Large Loan,
05-BOCA, Class H, 144A +
6.149%, due 12/15/16 ...................................   1,200,000        1,200,477
Banc of America Large Loan,
05-ESHA, Class F, 144A +
5.934%, due 07/14/20 ...................................   2,500,000        2,511,016
Bear Stearns Commercial Mortgage
Securities, 04-ESA, Class G, 144A
5.377%, due 05/14/16 ...................................   2,500,000        2,478,885
Bear Stearns Commercial Mortgage
Securities, 05-LXR1, Class H, 144A +
6.399%, due 09/15/18 ...................................   1,400,000        1,401,394
GS Mortgage Securities Corp., II,
97-GL, Class A2D
6.940%, due 07/13/30 ...................................   1,500,000        1,509,708
JPMorgan Chase Commercial Mortgage
Securities Corp.,04-C3, Class A1
3.765%, due 01/15/42 ...................................   1,441,766        1,394,931
Morgan Stanley Capital I,
98-XL2, Class A2
6.170%, due 10/03/34 ...................................   2,900,000        2,931,969
TW Hotel Funding 2005 LLC,
05-LUX, Class K, 144A +
6.399%, due 01/15/21 ...................................   2,000,000        2,000,006
                                                                         ------------
                                                                           17,470,306
                                                                         ------------
MORTGAGE & AGENCY DEBT SECURITIES   --  27.48%
Ameriquest Mortgage Securities, Inc.,
03-5, Class M3
6.009%, due 04/25/33 ...................................   1,723,805        1,709,468
Countrywide Alternative Loan Trust,
06-4CB, Class 1A1
6.000%, due 04/25/36 ...................................   1,435,233        1,435,033
Countrywide Home Loan Mortgage Pass
Through Trust, 05-24, Class A6
5.500%, due 11/25/35 ...................................   2,233,040        2,217,736
Credit-Based Asset Servicing and Securitization,
05-CB6, Class A2 (a)
4.842%, due 07/25/35 ...................................   3,000,000        2,965,633
Federal Home Loan Mortgage Corp.
4.500%, due 02/15/08 ...................................   2,200,000        2,163,506
4.625%, due 08/15/08 ...................................   4,000,000        3,933,584
Federal Home Loan Mortgage Corp.,
2857, Class J
6.000%, due 09/15/34 ...................................     999,427          999,511
Federal Home Loan Mortgage Corp.,
2915, Class KA
5.000%, due 06/15/24 ...................................   1,270,454        1,255,664
Federal Home Loan Mortgage Corp.,
2977, Class PA
5.000%, due 12/15/25 ...................................   2,159,372        2,130,114
Federal Home Loan Mortgage Corp.,
3018, Class UM
5.000%, due 09/15/26 ...................................   2,614,451        2,576,526
Federal Home Loan Mortgage Corp.,
3133, Class PA
5.500%, due 02/15/25 ...................................   1,512,063        1,503,498
Federal Home Loan Mortgage Corp.,
3138, Class PA
5.500%, due 02/15/27 ...................................   1,477,409        1,467,572
Federal National Mortgage Association
4.500%, due 08/04/08 ...................................   4,000,000        3,924,548
5.452%, due 04/01/36 + .................................   1,526,518        1,510,448
Federal National Mortgage Association,
05-13, Class PA
5.000%, due 03/25/27 ...................................   2,391,127        2,354,227
Federal National Mortgage Association,
ARM Pool 841740 +
4.774%, due 09/01/35 ...................................   2,756,295        2,678,983
First Horizon Asset Securities, Inc.,
05-AR4, Class 2A1 +
5.343%, due 10/25/35 ...................................   2,478,003        2,437,241
Indymac Index Mortgage Loan Trust,
06-AR19, Class1A2 +
6.503%, due 08/25/36 ...................................   1,500,000        1,490,859
RAAC Series,
06-RP1, Class M4, 144A (a)
7.198%, due 10/25/45 ...................................   1,089,101        1,089,101
Wells Fargo Mortgage Backed Securities Trust,
04-F, Class A8 (a)
4.733%, due 06/25/34 ...................................   2,187,378        2,136,378
                                                                         ------------
                                                                           41,979,630
                                                                         ------------
US GOVERNMENT OBLIGATIONS -- 6.09%
US Treasury Notes
4.500%, due 02/15/09 ...................................   2,900,000        2,854,122
4.875%, due 05/15/09 ...................................   6,500,000        6,455,820
                                                                         ------------
                                                                            9,309,942
                                                                         ------------
Total US Bonds .........................................                  146,539,821
                                                                         ------------
INTERNATIONAL BOND -- 1.86%
INTERNATIONAL CORPORATE BOND -- 1.86%
CAYMAN ISLANDS -- 1.86%
MM Community Funding II Ltd/MM
Community Funding II Corp., 144A +
7.620%, due 12/15/31 ...................................   2,800,000        2,850,120
                                                                         ------------
Total Bonds (Cost $151,087,221) ........................                  149,389,941
                                                                         ------------

--------------------------------------------------------------------------------

UBS SHORT DURATION RELATIONSHIP FUND--SCHEDULE OF INVESTMENTS

June 30, 2006 (unaudited)
--------------------------------------------------------------------------------


                                                          SHARES         VALUE
                                                          -----------    ------------
SHORT-TERM INVESTMENTS -- 4.44%
Investment Company* -- 4.39%
UBS U.S. Cash Management Prime
Relationship Fund, yield of 5.20% ......................    6,703,393    $  6,703,393
                                                                         ------------
                                                          FACE
                                                          AMOUNT
                                                          -----------
US GOVERNMENT OBLIGATIONS -- 0.05%
US Treasury Bills,
yield 4.06%, due 07/06/06 (b) ..........................  $   75,000           74,944
                                                                         ------------
Total Short-Term Investments
(Cost $6,778,348) ......................................                    6,778,337
                                                                         ------------
                                                          NUMBER OF
                                                          CONTRACTS
                                                          -----------
OPTIONS PURCHASED -- 0.09% (c)
CALL OPTION -- 0.02%
Interest Rate Call US 5 Year Note
Futures, strike @ 104
expiration September 2006 .............................          138           30,188

                                                          NUMBER OF
                                                          CONTRACTS      VALUE
                                                          -----------    -----------
PUT OPTION -- 0.07%
Interest Rate Put US 5 Year Note
Futures, strike @ 104
expiration September 2006 .............................          138     $    107,812
                                                                         ------------
Total Options Purchased (Cost $147,660) ...............                       138,000
                                                                         ------------
Total Investments -- 102.31%
(Cost $158,013,229) ...................................                   156,306,278
Liabilities, in excess of
cash and other assets -- (2.31)% ......................                    (3,526,381)
                                                                         ------------
Net Assets -- 100.00% .................................                  $152,779,897
                                                                         ============

NOTES TO SCHEDULE OF INVESTMENTS
Aggregate cost for federal income tax purposes, which was substantially the same for book purposes, was $158,013,229;and net unrealized depreciation consisted of:

Gross unrealized appreciation ..........................                  $    94,683
Gross unrealized depreciation ..........................                   (1,801,634)
                                                                          -----------
Net unrealized depreciation ............................                  $(1,706,951)
                                                                          ===========

+ Floating rate securities --The interest rates shown are the current rates as of June 30, 2006.
(a) Step Bonds -- Coupon rate increases in increments to maturity. Rate disclosed is as of June 30, 2006. Maturity date disclosed is the ultimate maturity date.
(b)    This security was pledged to cover margin requirements for futures contracts.
(c)    Non-income producing securities.
*      Investment in affiliated mutual fund.
144A Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2006, the value of these securities amounted to $28,593,316 or 18.72% of net assets.
ARM    Adjustable Rate Mortgage.
GSAMP  Goldman Sachs Mortgage Securities Corp.
RAAC   Redevelopment Authority of Allegheny County.

FUTURES CONTRACTS
UBS Short Duration Relationship Fund had the following open futures contracts as of June 30, 2006:

                                                             EXPIRATION                          CURRENT             UNREALIZED
                                                             DATE              COST              VALUE               APPRECIATION
                                                             --------------    ----------        ----------          ------------
US TREASURY FUTURES BUY CONTRACT:
5 Year US Treasury Note, 53 contracts .....................  September 2006    $5,466,839        $5,480,531          $13,692
                                                                                                                     =======

The segregated aggregate market value of investments pledged to cover margin requirements for open futures contracts at June 30, 2006, was $74,944.

--------------------------------------------------------------------------------
112              See accompanying notes to financial statements.

UBS U.S. BOND RELATIONSHIP FUND

--------------------------------------------------------------------------------

For the six-month period ended June 30, 2006, UBS U.S. Bond Relationship Fund (the "Fund") returned 0.16% compared to the 0.72% decline of the Lehman Brothers US Aggregate Bond Index (the "Index"). (Please note that these returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.)

The Fund's outperformance of the Index during the reporting period was due to a number of factors, including duration and yield curve positioning, sector allocation and security selection.

RISING YIELDS MADE FOR A CHALLENGING FIXED INCOME MARKET ENVIRONMENT
Throughout the Fund's reporting period, the Federal Reserve Board (the "Fed") continued its tightening campaign, raising short-term interest rates four times during the reporting period, before pausing after the period ended. The Fed's 17 consecutive rate hikes was the longest tightening campaign on record in more than 50 years, driven primarily by concerns over inflation. In some of the Fed's more recent comments, the Board has pointed to elevated core inflation and the ongoing perceived risk of inflation as the rationale behind rate increases. This persistent increase in rates put significant upward pressure on yields throughout the reporting period. Treasury yields rose more dramatically on shorter-dated securities than those on the longer-end of the yield curve. The result was an exceptionally flat yield curve throughout the reporting period, with investors generally not being compensated for taking on the additional risk associated with longer-dated bonds.

In this environment, the Fund's shorter duration was particularly beneficial to relative performance. Duration measures a portfolio's sensitivity to interest rate changes, and in a rising rate environment such as the reporting period was, maintaining a shorter duration relative to the Index was a key component of our active management strategy.

SECTOR ALLOCATION AND SECURITY SELECTION WERE POSITIVE CONTRIBUTORS TO
PERFORMANCE
Throughout the reporting period, the Fund's sector allocation was beneficial to performance. We found securitized sectors of the market to offer the most attractive valuations, including asset-backed securities (ABS), mortgage-backed securities (MBS) and commercial mortgage-backed securities (CMBS). Within the MBS sector, we found particular value in hybrid adjustable rate mortgages, which combine a fixed rate for an initial period with a variable rate thereafter. The Fund held overweight positions in all three sectors relative to the Index, and that positioning was a definite benefit to performance.

Also beneficial to performance were the Fund's underweight positions in corporate bonds and high-quality government sectors. We believe that corporate bonds as a sector are not sufficiently compensating investors for the market risk they entail. Regarding Treasuries, we favored Treasury Inflation Protected securities (TIPs) to other government securities. Although TIPS did not appear undervalued on an absolute basis, they remain attractive relative to nominal Treasuries.

DESPITE MIXED SIGNALS, OUTLOOK FOR ECONOMY REMAINS POSITIVE
The current economic backdrop is one of mixed and sometimes contradictory signals. Employment and corporate profitability both remain quite robust, but a softening housing market and moderate levels of inflation are both areas that could pose future problems. We tend to believe that core inflation is generally under control, although it may continue to garner attention over the short term. In terms of overall economic growth, we anticipate that gross domestic product will return to trend-like growth levels into 2007, and that a "hard landing" for the economy is relatively unlikely. Within the Fund, we have deemphasized our defensive stance, and will continue to seek out attractively valued sectors of the market, with an eye toward controlling risk and maintaining diversification within the portfolio.

--------------------------------------------------------------------------------

This letter is intended to assist shareholders in understanding how the Fund performed during the six-month period ended June 30, 2006. The views and opinions in the letter were current as of August 15, 2006. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent.

We encourage you to consult your financial advisor regarding your personal investment program.

--------------------------------------------------------------------------------

UBS U.S. BOND RELATIONSHIP FUND

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN (UNAUDITED)

                                                6 months     1 year          5 years         Annualized
                                                ended        ended           ended           04/28/00*
                                                06/30/06     06/30/06        06/30/06        to 06/30/06
--------------------------------------------------------------------------------------------------------
UBS U.S. BOND RELATIONSHIP FUND                  0.16%         0.74%         5.52%           6.46%
--------------------------------------------------------------------------------------------------------
Lehman Brothers US Aggregate Bond Index         (0.72)        (0.81)         4.97            6.16
--------------------------------------------------------------------------------------------------------

* Performance inception date of UBS U.S. Bond Relationship Fund.

  PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE, AND THE PERFORMANCE INFORMATION PROVIDED DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON THE REDEMPTION OF FUND SHARES. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURN FOR PERIODS OF LESS THAN ONE YEAR HAS NOT BEEN ANNUALIZED. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED.

--------------------------------------------------------------------------------
114

UBS U.S. BOND RELATIONSHIP FUND

--------------------------------------------------------------------------------

TOP TEN US BOND HOLDINGS (UNAUDITED)
As of June 30, 2006

                                                            Percentage of
                                                            net assets
-------------------------------------------------------------------------
US Treasury Note
4.500%, due 11/15/15 ..................................      4.3%
US Treasury Bond
8.875%, due 02/15/19...................................      3.6
US Treasury Bond
8.500%, due 02/15/20 ..................................      3.6
Federal National Mortgage Association
5.000%, TBA............................................      3.5
US Treasury Note
4.875%, due 05/15/09...................................      3.0
Ford Motor Credit Co.
5.800%, due 01/12/09...................................      2.1
Federal National Mortgage Association
4.699%, due 03/01/35...................................      2.0
Federal National Mortgage Association
6.500%, due 12/01/29 ..................................      1.9
Federal Home Loan Mortgage Corp., Gold
6.500%, due 11/01/32...................................      1.9
US Treasury Bond
8.750%, due 05/15/17 ..................................      1.8
-------------------------------------------------------------------------
Total..................................................     27.7%

INDUSTRY DIVERSIFICATION (UNAUDITED)
As a percent of net assets
As of June 30, 2006
-------------------------------------------------------------------------

Bonds
US Bonds
US Corporate Bonds
Aerospace & Defense ...................................     0.13%
Automobiles ...........................................     0.52
Beverages .............................................     0.33
Capital Markets .......................................     1.30
Chemicals .............................................     0.21
Commercial Banks ......................................     1.64
Commercial Services & Supplies ........................     0.19
Consumer Finance.......................................     1.69
Diversified Financial Services ........................     4.72
Diversified Telecommunication Services ................     1.25
Electric Utilities ....................................     0.92
Food & Staples Retailing ..............................     0.21
Food Products .........................................     0.33
Gas Utilities .........................................     0.09
Health Care Providers & Services ......................     0.15
Insurance .............................................     0.26
IT Services ...........................................     0.08
Media .................................................     0.57
Multi-Utilities & Unregulated Power....................     0.10
Oil & Gas .............................................     1.04
Personal Products .....................................     0.15
Pharmaceuticals .......................................     0.48
Real Estate ...........................................     0.37
Road & Rail ...........................................     0.32
Thrifts & Mortgage Finance ............................     0.70
Wireless Telecommunication Services ...................     0.16
                                                          ------
Total US Corporate Bonds ..............................    17.91
Asset-Backed Securities ...............................     5.00
Commercial Mortgage-Backed Securities .................     7.47
Mortgage & Agency Debt Securities .....................    45.29
US Government Obligations .............................    21.67
                                                          ------
Total US Bonds ........................................    97.34*
International Bonds
International Corporate Bonds
Aerospace & Defense ...................................     0.17
Commercial Banks ......................................     0.19
Diversified Telecommunication Services ................     0.21
                                                          ------
Total International Corporate Bonds ...................     0.57
Sovereign/SupraNational Bond ..........................     0.09
                                                          ------
Total International Bonds .............................     0.66
Total Bonds ...........................................    98.00
Short-Term Investments ................................     4.93
Options Purchased......................................     0.09
                                                          ------
Total Investments .....................................   103.02
Liabilities, in excess of cash and other assets .......    (3.02)
                                                          ------
Net Assets ............................................   100.00%
                                                          ======

*The Fund held a long position in US Treasury futures which resulted in an increase in the Fund's exposure to US bonds from 97.34% to 97.35%.

--------------------------------------------------------------------------------

UBS U.S. BOND RELATIONSHIP FUND--SCHEDULE OF INVESTMENTS

June 30, 2006 (unaudited)
--------------------------------------------------------------------------------

                                                          FACE
                                                          AMOUNT           VALUE
                                                          ----------       -----------
BONDS - 98.00%
US BONDS - 97.34%
US CORPORATE BONDS -- 17.91%
Allergan, Inc., 144A
5.750%, due 04/01/16 .................................    $  215,000       $   208,905
Allstate Corp.
7.200%, due 12/01/09 .................................        85,000            88,953
American General Finance Corp.
5.375%, due 10/01/12 .................................        65,000            63,241
AT&T Corp.
8.000%, due 11/15/31 .................................       135,000           154,994
AvalonBay Communities, Inc. REIT
7.500%, due 08/01/09 .................................        80,000            83,838
Avon Products, Inc.
7.150%, due 11/15/09 .................................       110,000           114,869
Bank of America Corp.
7.400%, due 01/15/11 .................................       295,000           313,885
Bank One Corp.
7.875%, due 08/01/10 .................................       145,000           156,025
BellSouth Corp.
6.550%, due 06/15/34 .................................        90,000            85,700
Boeing Capital Corp.
7.375%, due 09/27/10 .................................       115,000           122,186
Bristol-Myers Squibb Co.
5.750%, due 10/01/11 .................................        80,000            79,787
Burlington Northern Santa Fe Corp.
7.082%, due 05/13/29 .................................        60,000            65,099
C.S. First Boston USA, Inc.
3.875%, due 01/15/09 .................................        60,000            57,555
6.500%, due 01/15/12 .................................       135,000           139,300
Capital One Financial Corp.
5.500%, due 06/01/15 .................................       130,000           122,949
Cendant Corp.
6.250%, due 01/15/08 .................................        55,000            55,494
Cisco Systems, Inc.
5.500%, due 02/22/16 .................................        70,000            67,216
Citigroup, Inc.
5.000%, due 09/15/14 .................................       519,000           485,767
5.625%, due 08/27/12 .................................       210,000           207,485
Comcast Cable Communications
Holdings, Inc.
6.750%, due 01/30/11 .................................       295,000           304,419
Computer Sciences Corp.
3.500%, due 04/15/08 .................................        65,000            62,434
ConAgra Foods, Inc.
6.750%, due 09/15/11 .................................        80,000            82,461
Coors Brewing Co.
6.375%, due 05/15/12 .................................        85,000            86,500
Countrywide Home Loans, Inc.
3.250%, due 05/21/08 .................................       135,000           129,166
Daimler Chrysler N.A. Holding Corp.
4.050%, due 06/04/08 .................................       405,000           391,577
Devon Financing Corp. ULC
6.875%, due 09/30/11 .................................       160,000           166,352
7.875%, due 09/30/31 .................................        80,000            91,357
Dominion Resources, Inc.
5.950%, due 06/15/35 .................................        85,000            76,209
EOP Operating LP
7.250%, due 06/15/28 .................................       115,000           117,542
Erac USA Finance Co., 144A
8.000%, due 01/15/11 .................................       125,000           135,052
First Energy Corp., Series B
6.450%, due 11/15/11 .................................       175,000           178,066
Fleet Boston Financial Corp.
7.375%, due 12/01/09 .................................        55,000            57,904
Ford Motor Credit Co.
5.800%, due 01/12/09 .................................     1,725,000         1,575,905
General Electric Capital Corp.
6.000%, due 06/15/12 .................................       780,000           788,960
6.750%, due 03/15/32 .................................        95,000           101,405
General Motors Acceptance Corp.
6.125%, due 09/15/06 .................................        95,000            94,860
6.875%, due 09/15/11 .................................       345,000           329,185
Goldman Sachs Group, Inc. (c)
6.875%, due 01/15/11 .................................       505,000           524,737
HSBC Finance Corp.
6.750%, due 05/15/11 .................................       225,000           233,402
ICI Wilmington, Inc.
4.375%, due 12/01/08 .................................       165,000           159,236
International Lease Finance Corp.
3.500%, due 04/01/09 .................................       190,000           179,284
John Deere Capital Corp.
7.000%, due 03/15/12 .................................       115,000           121,410
JPMorgan Chase & Co.
6.750%, due 02/01/11 .................................       185,000           192,287
Kinder Morgan Energy Partners LP
5.125%, due 11/15/14 .................................       105,000            95,856
5.800%, due 03/15/35 .................................       215,000           183,470
Kraft Foods, Inc.
5.625%, due 11/01/11 .................................       165,000           162,521
Kroger Co.
7.500%, due 04/01/31 .................................        75,000            78,731
Lockheed Martin Corp.
8.500%, due 12/01/29 .................................        75,000            94,398
Marathon Oil Corp.
6.125%, due 03/15/12 .................................       125,000           126,132
Marsh & McLennan Cos., Inc.
6.250%, due 03/15/12 .................................       105,000           104,874
Miller Brewing Co., 144A
5.500%, due 08/15/13 .................................       165,000           158,314
Morgan Stanley
6.750%, due 04/15/11 .................................       435,000           451,628
New Cingular Wireless Services, Inc.
8.750%, due 03/01/31 .................................       105,000           128,733
News America, Inc.
6.200%, due 12/15/34 .................................        50,000            45,375
Norfolk Southern Corp.
5.257%, due 09/17/14 .................................        45,000            43,256
Pacific Gas & Electric Co.
6.050%, due 03/01/34 .................................       120,000           113,258
PPL Capital Funding Trust I
4.330%, due 03/01/09 .................................        65,000            62,297
PPL Energy Supply LLC, Series A
6.400%, due 11/01/11 .................................       100,000           101,289
Progress Energy, Inc.
7.000%, due 10/30/31 .................................        60,000            61,734
Prologis REIT, 144A
5.625%, due 11/15/15 .................................        80,000            76,388

--------------------------------------------------------------------------------
116

UBS U.S. BOND RELATIONSHIP FUND--SCHEDULE OF INVESTMENTS

June 30, 2006 (unaudited)
--------------------------------------------------------------------------------

                                                          FACE
                                                          AMOUNT           VALUE
                                                          ----------       -----------
Qwest Capital Funding, Inc.
7.900%, due 08/15/10 .................................    $  210,000       $   208,950
Residential Capital Corp.
6.125%, due 11/21/08 .................................       205,000           202,624
Safeway, Inc.
7.250%, due 02/01/31 .................................        80,000            81,193
Sempra Energy
7.950%, due 03/01/10 .................................        65,000            69,226
Sprint Capital Corp.
8.750%, due 03/15/32 .................................       155,000           186,915
Time Warner, Inc.
7.625%, due 04/15/31..................................        70,000            75,371
TXU Energy Co. LLC
7.000%, due 03/15/13..................................        85,000            86,763
U.S. Bank N.A.
6.375%, due 08/01/11..................................        70,000            72,041
UnitedHealth Group, Inc.
5.800%, due 03/15/36 .................................       125,000           111,887
Valero Energy Corp.
7.500%, due 04/15/32 .................................       110,000           119,428
Verizon New York, Inc., Series B
7.375%, due 04/01/32..................................       235,000           231,659
Wachovia Bank N.A.
7.800%, due 08/18/10 .................................       245,000           262,212
Washington Mutual Preferred
Funding Delaware, 144A + (b)
6.534%, due 03/15/11..................................       200,000           191,612
Waste Management, Inc.
7.375%, due 08/01/10..................................        85,000            89,660
Wells Fargo Bank N.A.
6.450%, due 02/01/11..................................       360,000           370,687
Wyeth
5.500%, due 03/15/13..................................        75,000            73,014
Xcel Energy, Inc.
7.000%, due 12/01/10 .................................        85,000            88,539
                                                                           -----------
                                                                            13,462,993
                                                                           -----------
ASSET-BACKED SECURITIES -- 5.00%
Countrywide Asset-Backed Certificates,
03-SD3, Class A1, 144A (a)
5.743%, due 12/25/32..................................        18,644            18,709
Countrywide Asset-Backed Certificates,
04-SD1, Class A1, 144A (a)
5.663%, due 06/25/33 .................................       201,926           202,638
First National Master Note Trust,
03-2, Class C
3.700%, due 04/15/09..................................       755,000           749,270
Green Tree Financial Corp.,
96-4, Class A6
7.400%, due 06/15/27..................................       245,972           251,514
GSAMP Trust,
06-S2, Class A3 (a)
5.628%, due 01/25/36..................................     1,000,000           996,348
GSAMP Trust,
06-S3, Class A2 (a)
5.769%, due 05/25/36..................................       750,000           744,892
Massachusetts RRB Special Purpose Trust,
99-1, Class A5
7.030%, due 03/15/12..................................       290,000           300,458
Providian Gateway Master Trust,
04-AA, Class D, 144A +
7.049%, due 03/15/11..................................       200,000           202,281
Structured Asset Securities Corp.,
03-AL2, Class A, 144A
3.357%, due 01/25/31 .................................       143,394           128,072
WFS Financial Owner Trust,
04-3, Class D
4.070%, due 02/17/12 .................................       168,829           166,382
                                                                           -----------
                                                                             3,760,564
                                                                           -----------
COMMERCIAL MORTGAGE-BACKED SECURITIES -- 7.47%
Asset Securitization Corp.,
95-MD4, Class A3 +
7.384%, due 08/13/29..................................       850,000           865,436
Bear Stearns Commercial Mortgage
Securities, 00-WF2, Class A2
7.320%, due 10/15/32 .................................       160,000           168,393
Bear Stearns Commercial Mortgage
Securities, 05-LXR1, Class G, 144A +
6.149%, due 09/15/18 .................................       500,000           500,352
Commercial Mortgage Pass-Through
Certificates, 01-FL5A, Class E, 144A +
6.699%, due 11/15/13..................................        54,649            54,649
Commercial Mortgage Pass-Through
Certificates, 01-FL5A, Class F, 144A +
5.862%, due 11/15/13..................................       130,000           130,000
First Union Commercial Mortgage
Securities, Inc.,97-C2, Class A3
6.650%, due 11/18/29..................................       138,031           138,961
GS Mortgage Securities Corp. II,
06-CC1, Class A, 144A +
5.522%, due 03/21/46 .................................     1,025,000           981,064
Heller Financial Commercial Mortgage
Assets, 99-PH1, Class A1
6.500%, due 05/15/31..................................        10,098            10,082
Host Marriott Pool Trust,
99-HMTA, Class A, 144A
6.980%, due 08/03/15 .................................       138,019           140,759
Host Marriott Pool Trust,
99-HMTA, Class C, 144A
7.730%, due 08/03/15..................................       320,000           337,571
Host Marriott Pool Trust,
99-HMTA, Class D, 144A
7.970%, due 08/03/15..................................       230,000           243,829
Host Marriott Pool Trust,
99-HMTA, Class E, 144A
8.070%, due 08/03/15..................................       200,000           212,337
LB Commercial Conduit Mortgage Trust,
99-C1, Class A1
6.410%, due 06/15/31..................................        28,409            28,412
Mach One Trust Commercial
Mortgage-Backed, 04-1A,
Class A1, 144A
3.890%, due 05/28/40..................................       369,343           360,037
Morgan Stanley Capital I,
03-T11, Class A4
5.150%, due 06/13/41..................................       820,000           786,614

--------------------------------------------------------------------------------

UBS U.S. BOND RELATIONSHIP FUND--SCHEDULE OF INVESTMENTS

June 30, 2006 (unaudited)
--------------------------------------------------------------------------------

                                                          FACE
                                                          AMOUNT           VALUE
                                                          ----------       -----------
Morgan Stanley Dean Witter Capital I,
00-LIF2, Class A1
6.960%, due 10/15/33 ..................................   $   36,410       $    36,729
Salomon Brothers Mortgage
Securities VII, 00-C1, Class A2
7.520%, due 12/18/09 ..................................      250,000           262,837
TIAA Retail Commercial Trust,
01- C1A, Class A2, 144A
6.300%, due 06/19/21 ..................................      349,116           351,537
                                                                           -----------
                                                                             5,609,599
                                                                           -----------
MORTGAGE & AGENCY DEBT SECURITIES -- 45.29%
Adjustable Rate Mortgage Trust,
06-1, Class 5A1 +
6.117%, due 03/25/36...................................      957,069           954,769
Bear Stearns Alt-A Trust,
06-2, Class 22A1 +
5.997%, due 03/25/36...................................      963,631           961,824
C.S. First Boston Mortgage Securities
Corp.,01-26, Class 5A1 +
7.380%, due 11/25/31...................................       55,559            54,748
C.S. First Boston Mortgage Securities
Corp.,02-10, Class 2A1
7.500%, due 05/25/32...................................       77,012            77,923
C.S. First Boston Mortgage Securities
Corp.,03-8, Class 5A1
6.500%, due 04/25/33 ..................................      270,003           269,726
C.S. First Boston Mortgage Securities
Corp.,05-9, Class 3A1
6.000%, due 10/25/35...................................      856,920           846,042
Citicorp Mortgage Securities, Inc.,
94-3, Class A13
6.500%, due 02/25/24...................................      153,960           153,795
Countrywide Alternative Loan Trust,
04-J8, Class 2A1
7.000%, due 08/25/34 ..................................      181,371           182,409
Countrywide Home Loan Mortgage Pass
Through Trust, 06-HYB1, Class 1A1 +
5.410%, due 03/20/36...................................      797,747           785,519
Federal Home Loan Mortgage Corp.
4.616%, due 12/01/34 + (c).............................      729,443           711,662
5.625%, due 06/13/16...................................      505,000           498,781
5.750%, due 06/27/16...................................      505,000           505,007
Federal Home Loan Mortgage Corp.,
1595, Class D
7.000%, due 10/15/13...................................       45,604            46,083
Federal Home Loan Mortgage Corp.,
2148, Class ZA
6.000%, due 04/15/29 ..................................      404,120           395,259
Federal Home Loan Mortgage Corp.,
2532, Class PD
5.500%, due 06/15/26...................................      534,304           532,476
Federal Home Loan Mortgage Corp.,
3114, Class KC
5.000%, due 02/15/30...................................    1,000,000           946,487
Federal Home Loan Mortgage Corp., Gold
5.500%, due 09/01/17 ..................................      165,304           162,475
5.500%, due 01/01/18...................................       69,088            67,906
5.500%, due 12/01/18...................................      818,852           804,837
5.500%, due 07/01/19...................................      592,581           581,789
5.500%, due 06/01/20...................................      853,452           837,371
5.500%, due 12/01/33...................................      313,742           302,676
6.000%, due 10/01/29...................................       52,696            52,131
6.000%, due 12/01/30...................................      281,359           278,296
6.500%, due 04/01/29 ..................................        9,410             9,513
6.500%, due 06/01/29...................................       88,758            89,729
6.500%, due 09/01/29...................................       27,909            28,211
6.500%, due 11/01/29...................................      432,861           437,491
6.500%, due 03/01/32...................................       23,831            24,063
6.500%, due 11/01/32 (c)...............................    1,420,186         1,433,536
7.000%, due 07/01/32...................................      403,431           413,427
7.500%, due 05/01/24...................................        9,784            10,159
8.000%, due 09/01/25...................................          907               958
8.000%, due 11/01/27...................................       15,334            16,211
Federal National Mortgage Association
5.000%, TBA............................................    2,805,000         2,621,800
3.272%, due 09/01/33 + ................................       55,562            55,095
3.875%, due 07/15/08...................................      865,000           838,801
4.125%, due 05/15/10...................................      850,000           810,663
4.625%, due 06/01/10...................................      705,000           680,919
4.699%, due 03/01/35 + ................................    1,570,908         1,527,641
5.200%, due 11/08/10...................................      965,000           948,750
5.500%, due 01/01/09...................................       13,339            13,225
5.500%, due 12/01/17 ..................................      695,877           684,360
5.500%, due 02/01/18 ..................................      496,362           488,147
5.500%, due 07/01/18...................................      523,646           514,769
5.500%, due 11/01/23...................................       74,677            72,202
5.500%, due 11/01/23...................................      816,966           795,391
5.500%, due 12/01/23...................................      779,566           758,979
5.500%, due 03/01/33...................................      337,432           325,568
5.500%, due 03/01/33...................................       68,786            66,358
6.000%, due 06/01/23...................................       10,521            10,474
6.000%, due 03/01/28...................................       21,718            21,482
6.000%, due 03/01/29...................................       28,445            28,136
6.000%, due 05/01/29...................................       12,353            12,219
6.000%, due 06/01/31...................................       46,468            45,963
6.000%, due 06/01/33...................................      130,561           128,904
6.250%, due 02/01/11...................................      845,000           865,433
6.500%, due 08/01/16...................................      288,709           292,872
6.500%, due 08/01/28...................................       12,691            12,821
6.500%, due 09/01/28 ..................................        6,241             6,305
6.500%, due 11/01/28...................................      638,637           645,188
6.500%, due 06/01/29 ..................................      245,915           248,418
6.500%, due 12/01/29...................................    1,428,960         1,443,984
6.500%, due 05/01/30...................................      111,486           112,630
6.500%, due 10/01/30...................................      100,250           101,270
6.500%, due 05/01/31...................................    1,160,719         1,171,676
6.500%, due 11/01/31...................................       25,426            25,658
6.625%, due 09/15/09...................................      785,000           811,571
7.000%, due 05/01/26...................................       12,041            12,349
7.000%, due 11/01/31...................................       30,032            30,771
7.000%, due 04/01/32...................................       54,664            56,001
7.000%, due 04/01/32...................................       34,367            35,207
7.500%, due 05/01/31...................................       17,984            18,602
8.000%, due 11/01/22...................................        2,970             3,132
8.000%, due 09/01/27...................................        7,299             7,713
9.500%, due 11/01/09...................................       52,741            54,803
Federal National Mortgage Association
Grantor Trust, 00-T6, Class A1
7.500%, due 06/25/30...................................      157,697           160,336

--------------------------------------------------------------------------------
118

UBS U.S. BOND RELATIONSHIP FUND--SCHEDULE OF INVESTMENTS

June 30, 2006 (unaudited)
--------------------------------------------------------------------------------

                                                          FACE
                                                          AMOUNT           VALUE
                                                          ----------       -----------
Federal National Mortgage Association
Grantor Trust, 01-T5, Class A3 +
7.500%, due 06/19/30...................................   $   77,179       $    79,240
Federal National Mortgage Association
Grantor Trust, REMIC, 01-T10, Class A2
7.500%, due 12/25/41...................................      145,460           149,358
Federal National Mortgage Association
Whole Loan, 95-W3, Class A
9.000%, due 04/25/25...................................        2,097             2,256
Federal National Mortgage Association
Whole Loan, REMIC, 03-W6, Class 6A +
5.358%, due 08/25/42...................................      145,130           148,084
Government National Mortgage Association
5.125%, due 12/20/29 + ................................      127,710           128,474
6.000%, due 12/20/28...................................      174,316           173,007
6.000%, due 01/15/29...................................       56,319            56,006
6.000%, due 02/20/29...................................       73,161            72,571
6.000%, due 07/15/29...................................      107,468           106,871
6.000%, due 08/20/29...................................       20,680            20,513
6.000%, due 09/20/29...................................       10,896            10,808
6.500%, due 08/15/27...................................        1,384             1,405
6.500%, due 01/15/29...................................        4,818             4,892
6.500%, due 05/15/29...................................        9,549             9,695
6.500%, due 12/15/29...................................      101,713           103,265
6.500%, due 04/15/31...................................      278,105           281,960
7.000%, due 07/15/25...................................        9,481             9,787
7.000%, due 04/15/26...................................       22,602            23,340
7.000%, due 06/15/27...................................       36,773            37,986
8.500%, due 12/15/17...................................       11,097            11,866
9.500%, due 09/15/18...................................       89,176            97,188
GSMPS Mortgage Loan Trust,
01-2, Class A, 144A
7.500%, due 06/19/32...................................       46,721            47,909
Merrill Lynch Mortgage Investors, Inc.,
06-A1, Class 1A1 +
5.911%, due 03/25/36...................................      812,894           807,845
MLCC Mortgage Investors, Inc.,
03-D, ClassXA1 ++ (d)
1.000%, due 08/25/28...................................    4,161,563            32,187
Morgan Stanley Mortgage Loan Trust,
04-4, Class 2A +
6.445%, due 09/25/34...................................      351,029           351,029
Structured Adjustable Rate Mortgage Loan
Trust, 04-3AC, Class A1 +
4.940%, due 03/25/34...................................      233,065           229,282
                                                                           -----------
                                                                            34,036,699
                                                                           -----------
US GOVERNMENT OBLIGATIONS -- 21.67%
US Treasury Bonds
6.250%, due 08/15/23...................................       265,000           292,266
6.250%, due 05/15/30...................................       260,000           294,491
8.500%, due 02/15/20...................................     2,065,000         2,700,632
8.750%, due 05/15/17...................................     1,050,000         1,354,746
8.875%, due 02/15/19...................................     2,035,000         2,704,006
US Treasury Inflation Indexed Bonds (TIPS)
2.000%, due 07/15/14...................................     1,261,042         1,214,394
US Treasury Notes
3.875%, due 05/15/09...................................       480,000           464,006
3.875%, due 02/15/13...................................       780,000           726,070
4.500%, due 11/15/15...................................     3,420,000         3,257,550
4.625%, due 02/29/08...................................       250,000           247,724
4.750%, due 03/31/11 ..................................       770,000           758,420
4.875%, due 05/15/09...................................     2,290,000         2,274,436
                                                                            -----------
                                                                             16,288,741
                                                                            -----------
Total US Bonds ........................................                      73,158,596
                                                                            -----------

INTERNATIONAL BONDS -- 0.66%
INTERNATIONAL CORPORATE BONDS -- 0.57%
CANADA -- 0.17%
Bombardier, Inc., 144A
6.300%, due 05/01/14...................................      145,000           126,150
                                                                           -----------
LUXEMBOURG -- 0.21%
Telecom Italia Capital S.A.
5.250%, due 11/15/13...................................       90,000            83,202
6.375%, due 11/15/33 ..................................       80,000            72,332
                                                                           -----------
                                                                               155,534
                                                                           -----------
UNITED KINGDOM -- 0.19%
Abbey National PLC
7.950%, due 10/26/29...................................       55,000            65,478
Royal Bank of Scotland Group PLC (b)
9.118%, due 03/31/10...................................       75,000            82,364
                                                                           -----------
                                                                               147,842
                                                                           -----------
Total International Corporate Bonds ...................                        429,526
                                                                           -----------
SOVEREIGN/SUPRANATIONAL BOND -- 0.09%
Pemex Project Funding Master Trust
8.000%, due 11/15/11...................................       60,000            63,450
                                                                           -----------
Total International Bonds .............................                        492,976
                                                                           -----------
Total Bonds (Cost $75,450,854).........................                     73,651,572
                                                                           -----------
                                                          SHARES
                                                          -----------
SHORT-TERM INVESTMENTS -- 4.93%
OTHER* -- 4.79%
UBS Supplementary Trust --
U.S. Cash Management Prime Fund,
yield of 5.21% ........................................   3,598,160          3,598,160
                                                                           -----------
                                                          FACE
                                                          AMOUNT
                                                          -----------
US GOVERNMENT OBLIGATIONS -- 0.14%
US Treasury Bills,
yield of 4.06%, due 07/06/06 (e).......................   $  110,000           109,919
                                                                           -----------
Total Short-Term Investments
(Cost $3,708,090) .....................................                      3,708,079
                                                                           -----------
OPTIONS PURCHASED -- 0.09% (c)
                                                          NUMBER OF
                                                          CONTRACTS
                                                          -----------
OPTIONS PURCHASED -- 0.09% (f)
CALL OPTION -- 0.02%
Interest Rate Call US 5 Year Note
Futures, strike @ 104 expiration
September 2006 ........................................   70                    15,312
                                                                           -----------

--------------------------------------------------------------------------------

UBS U.S. BOND RELATIONSHIP FUND--SCHEDULE OF INVESTMENTS

June 30, 2006 (unaudited)
--------------------------------------------------------------------------------

                                                          NUMBER OF
                                                          CONTRACTS        VALUE
                                                          -----------      -----------
PUT OPTION -- 0.07%
Interest Rate Put US 5 Year Note
Futures, strike @ 104 expiration
September 2006 ........................................    70              $    54,688
                                                                           -----------
Total Options Purchased (Cost $47,900) ................                         70,000
                                                                           -----------
Total Investments -- 103.02%
(Cost $79,233,844) ....................................                     77,429,651
Liabilities, in excess of
cash and other assets -- (3.02)% ......................                     (2,272,816)
                                                                           -----------
Net Assets -- 100.00% .................................                    $75,156,835
                                                                           ===========

NOTES TO SCHEDULE OF INVESTMENTS
Aggregate cost for federal income tax purposes, which was substantially the same for book purposes, was $79,233,844; and net unrealized depreciation consisted of:

Gross unrealized appreciation ..........................                   $   147,420
Gross unrealized depreciation ..........................                    (1,951,613)
                                                                           -----------
Net unrealized depreciation ............................                   $(1,804,193)
                                                                           ===========

+ Floating rate securities --The interest rates shown are the current rates as of June 30, 2006.
++ Interest only security --This security entitles the holder to receive interest payments from an underlying pool of mortgages. The risk associated with this security is related to the speed of the principal paydowns. High prepayments would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount of interest being received and cause the yield to increase.
(a) Step Bonds -- Coupon rate increases in increments to maturity. Rate disclosed is as of June 30, 2006. Maturity date disclosed is the ultimate maturity date.
(b)    Perpetual Bond Security. The maturity date reflects the next call date.
(c)    All or a portion of this security is segregated for "To Be Announced"
       (TBA) security.
(d) Security is illiquid. This security amounted to $32,187 or 0.04% of net assets.
(e)    This security was pledged to cover margin requirements for futures contracts.
(f)    Non-income producing securities.
*      Investment in affiliated mutual fund.
144A Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2006, the value of these securities amounted to $4,808,165 or 6.40% of net assets.
GSAMP  Goldman Sachs Mortgage Securities Corp.
GSMPS  Goldman Sachs Mortgage Pass-Through Securities Corp.
MLCC   Merrill Lynch Credit Corp.
REIT   Real Estate Investment Trust.
REMIC  Real Estate Mortgage Investment Conduit.
TBA (To Be Announced) Security is purchased on a forward commitment basis with an approximate principal amount (generally (+)/-1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.
TIPS Treasury inflation protected securities ("TIPS") are debt securities issued by the US Treasury whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the TIPS is fixed, while the principal value rises or falls based on changes in a published Consumer Price Index ("CPI"). Thus, if inflation occurs, the principal and interest payments on the TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the TIPS generally pay lower interest rates than typical US Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury bond of the same maturity.

FUTURES CONTRACTS
UBS U.S. Bond Relationship Fund had the following open futures contracts as of June 30, 2006:

                                                             EXPIRATION                          CURRENT             UNREALIZED
                                                             DATE              COST              VALUE               APPRECIATION
                                                             --------------    ----------        ----------          ------------
US TREASURY FUTURES BUY CONTRACTS:
5 Year US Treasury Note, 27 contracts .....................  September 2006    $2,785,117        $2,791,969          $6,852
                                                                                                                     ======

--------------------------------------------------------------------------------
120              See accompanying notes to financial statements.

UBS U.S. CASH MANAGEMENT PRIME RELATIONSHIP FUND
--------------------------------------------------------------------------------

For the six-month period ended June 30, 2006, UBS U.S. Cash Management Prime Relationship Fund (the "Fund") returned 2.37% compared to the 2.20% return of the Citigroup 1-Month Treasury Bill Rate (the "Index"). (Please note that these returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.)

ECONOMIC GROWTH SLOWS FOLLOWING INTEREST RATE HIKES
Although the economy continued to expand in the first half of 2006, evidence of a possible slowdown mounted. After a generally robust first quarter during which the economy rebounded from setbacks in late 2005, second quarter reports released by the Fed suggested a softening in the once-sizzling residential real estate market and consumer spending, though both manufacturing and commercial real estate showed strength. Gross Domestic Product (GDP) growth rates decelerated during the second quarter, with almost all regions reporting tighter labor markets and wage pressures.

Meanwhile, new Federal Reserve chairman Ben Bernanke continued the Fed's efforts to temper inflation, raising the interest rate four times over the reporting period (before pausing after the period ended), driving the federal funds rate from 4.25% to 5.25%.

PORTFOLIO STRUCTURE BENEFITED PERFORMANCE
During the course of the period, we continued to adopt a more "bulleted" yield curve position to take advantage of the rising interest rate environment. Generally, a bullet strategy is expected to perform better in such a market environment as it allows an investor to target certain maturities while spreading out and ultimately reducing interest rate risk.

At the beginning of the period the yield curve inverted slightly, and the Fund selectively purchased one to three month securities as attractive levels presented themselves. As interest rates continued to climb upwards, we took advantage of a significant rise in the yield of one year securities and added them to the Fund's portfolio, locking in higher rates.

On a sector level, the Fund maintained relatively large positions in asset-backed and commercial paper, repurchase agreements, and certificates of deposit. The Fund also held government agency obligations and other US government securities. Portfolio holdings were selected with an eye toward liquidity and quality, which we maintained throughout the reporting period.

PORTFOLIO WELL-POSITIONED FOR COMING MONTHS
The Fed has indicated that future activity will be data dependent, specifically regarding sustained inflationary pressures and economic growth. We feel the Fed will look to maintain its inflation fighting credibility and put a greater significance on containing inflation over economic strength. Moderation in the housing market and high energy prices continue to be a point of concern. Overall, the portfolio remains well diversified, and we will continue to seek yield opportunities and liquidity in the portfolio.

--------------------------------------------------------------------------------

This letter is intended to assist shareholders in understanding how the Fund performed during the six-month period ended June 30, 2006. The views and opinions in the letter were current as of August 15, 2006. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent.

We encourage you to consult your financial advisor regarding your personal investment program.

--------------------------------------------------------------------------------

UBS U.S. CASH MANAGEMENT PRIME RELATIONSHIP FUND--SCHEDULE OF INVESTMENTS

June 30, 2006 (unaudited)
--------------------------------------------------------------------------------

                                                   SHARES          VALUE
                                                   -----------     ------------
SHORT-TERM INVESTMENT* -- 100.00%
UBS Supplementary Trust --
U.S. Cash Management Prime Fund,
yield of 5.21% .................................   736,796,702     $736,796,702
                                                                   ------------
Total Investments -- 100.00%
(Cost $736,796,702) ............................                    736,796,702
Cash and other
assets,less liabilities -- 0.00% ................                         6,102
                                                                   ------------
Net Assets -- 100.00% ..........................                   $736,802,804
                                                                   ============

NOTES TO SCHEDULE OF INVESTMENTS
*  Investment in affiliated mutual fund.

--------------------------------------------------------------------------------
122              See accompanying notes to financial statements.

UBS U.S. SECURITIZED MORTGAGE RELATIONSHIP FUND
--------------------------------------------------------------------------------

For the six-month period ended June 30, 2006, UBS U.S. Securitized Mortgage Relationship Fund (the "Fund") returned 1.05%. For purposes of comparison, the Lehman Brothers MBS Fixed Rate Index (the "Index") declined 0.06% during the same period. (Please note that these returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.)

FUND'S DEFENSIVE STANCE BENEFITED PERFORMANCE IN A CHALLENGING MARKET ENVIRONMENT As was mentioned earlier, the past six months represented a particularly challenging period throughout the fixed income market. The Federal Reserve Board (the "Fed") raised short-term interest rates four times during the reporting period. Although the Fed left rates unchanged in its August meeting (after the period ended), the previous string of 17 consecutive rate hikes represented the longest on record in more than 50 years.

Yields rose throughout the Fund's reporting period and, for most of that time, spreads--the difference in yield between similarly dated bonds--tightened. Beginning in May 2006, however, this trend reversed direction as investors began a "flight to quality," selling off riskier assets in favor of less volatile investments.

CREDIT QUALITY MANAGEMENT AND SECTOR EXPOSURES HAD A POSITIVE EFFECT
For some time now, Fund management has been wary of the potential risks involved in a housing "bubble." To that end, management sought to hold higher-quality borrowers within the portion of the portfolio exposed to residential mortgages. The team structured that area of the portfolio to focus on AAA through A, non-agency securities, which offered more attractive yields and return profiles than comparable agency issues.

The Fund also focused on hybrid adjustable rate mortgages (ARMs). Hybrid ARMs combine a fixed rate for an initial period with a variable rate thereafter, and were particularly attractive from a valuation perspective. The Fund maintained a significant exposure to hybrid ARMs, both in agency and non-agency sectors, and both performed well during the period. Issue selection was also quite strong and was the main driver of Fund performance.

From a duration and maturity standpoint, the Fund maintained a short duration position throughout the reporting period, as management believed interest rate increases were likely. The investment team also concentrated assets on securities at the short end of the yield curve, which entailed less interest rate risk, and generally benefited performance as rates rose.

DESPITE MIXED SIGNALS, OUTLOOK FOR ECONOMY REMAINS POSITIVE
The current economic backdrop is one of mixed and sometimes contradictory signals. Employment and corporate profitability both remain quite robust, but a softening housing market and moderate levels of inflation are both areas that could pose future problems. We tend to believe that core inflation is generally under control, although it may continue to garner attention over the short term. In terms of overall economic growth, we anticipate that gross domestic product will return to trend-like growth levels into 2007, and that a "hard landing" for the economy is relatively unlikely. Within the Fund, we have slightly deemphasized our defensive stance, and will continue to seek out attractively valued sectors of the market, with an eye toward controlling risk and maintaining liquidity within the portfolio.

--------------------------------------------------------------------------------

This letter is intended to assist shareholders in understanding how the Fund performed during the six-month period ended June 30, 2006. The views and opinions in the letter were current as of August 15, 2006. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent.

We encourage you to consult your financial advisor regarding your personal investment program.

--------------------------------------------------------------------------------

UBS U.S. SECURITIZED MORTGAGE RELATIONSHIP FUND
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN (UNAUDITED)

                                                         6 months       1 year
                                                         ended          ended          Annualized 09/26/01*
                                                         06/30/06       06/30/06       to 06/30/06
-----------------------------------------------------------------------------------------------------------
UBS U.S.SECURITIZED MORTGAGE RELATIONSHIP FUND           1.05%          1.75%          4.06%
-----------------------------------------------------------------------------------------------------------
Lehman Brothers MBS Fixed Rate Index                    (0.06)          0.40           4.02
-----------------------------------------------------------------------------------------------------------

*  Performance inception date of UBS U.S.Securitized Mortgage Relationship Fund.

   PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE, AND THE PERFORMANCE INFORMATION PROVIDED DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON THE REDEMPTION OF FUND SHARES. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURN FOR PERIODS OF LESS THAN ONE YEAR HAS NOT BEEN ANNUALIZED. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED.

--------------------------------------------------------------------------------
124

UBS U.S. SECURITIZED MORTGAGE RELATIONSHIP FUND
--------------------------------------------------------------------------------

TOP TEN FIXED INCOME HOLDINGS (UNAUDITED)
As of June 30, 2006

                                                         Percentage of
                                                         net assets
----------------------------------------------------------------------
Credit Suisse Mortgage Capital Certificates,
06-4, Class 8A1
7.000%, due 05/25/36 ...................................  1.2%
GS Mortgage Securities Corp. II,
06-CC1, Class A
5.522%, due 03/21/46 ...................................  1.2
GMAC Mortgage Corp. Loan Trust,
06-AR2, Class 3A1
6.098%, due 05/19/36 ...................................  1.2
Merrill Lynch Mortgage Investors, Inc.,
06-A1, Class 1A1
5.911%, due 03/25/36 ...................................  1.2
Adjustable Rate Mortgage Trust,
06-1, Class 5A1
6.117%, due 03/25/36 ...................................  1.2
Federal National Mortgage Association
5.839%, due 02/01/36 ...................................  1.1
Structured Asset Securities Corp.,
02-23XS, Class A7
6.080%, due 11/25/32 ...................................  1.1
Federal Home Loan Mortgage Corp.,
REMIC, 3114, Class KC
5.000%, due 02/15/30 ...................................  1.1
Credit Suisse Mortgage Capital Certificates,
06-2, Class 3A1
6.500%, due 03/25/36 ...................................  1.1
Bear Stearns Alt-A Trust,
06-2, Class 22A1
5.997%, due 03/25/36 ...................................  1.1
----------------------------------------------------------------------
Total .................................................  11.5%

INDUSTRY DIVERSIFICATION (UNAUDITED)
As a percent of net assets
As of June 30, 2006
----------------------------------------------------------------------

Bonds
US Bonds
Asset-Backed Securities ..............................   6.94%
Commercial Mortgage-Backed Securities ................    6.42
Mortgage & Agency Debt Securities.....................   85.14
                                                        ------
Total US Bonds .......................................   98.50
International Bonds
International Asset-Backed Securities.................    0.68
                                                        ------
Total Bonds...........................................   99.18
Short-Term Investment.................................    1.13
                                                        ------
Total Investments.....................................  100.31
Liabilities, in excess of cash and other assets ......   (0.31)
                                                        ------
Net Assets............................................  100.00%
                                                        ======

--------------------------------------------------------------------------------

UBS U.S. SECURITIZED MORTGAGE RELATIONSHIP FUND--SCHEDULE OF INVESTMENTS

June 30, 2006 (unaudited)
--------------------------------------------------------------------------------

                                                   FACE
                                                   AMOUNT          VALUE
                                                   -----------     ------------
BONDS -- 99.18%
US BONDS -- 98.50%
ASSET-BACKED SECURITIES -- 6.94%
Conseco Finance Securitizations Corp.,
00-1, Class A4
7.620%, due 05/01/31 ............................. $   211,114     $    211,124
Conseco Finance Securitizations Corp.,
00-2, Class A4
8.480%, due 12/01/30 .............................   1,311,838        1,317,434
Conseco Finance,
01-C, Class M2 +
6.349%, due 08/15/33 .............................   1,643,074        1,649,081
C.S. First Boston Mortgage Securities Corp.,
05-AGE1, Class A2 (a)
4.640%, due 02/25/32 .............................   7,550,000        7,338,583
Countrywide Asset-Backed Certificates,
03-SD3, Class A1, 144A +
5.743%, due 12/25/32 .............................      72,742           72,995
Countrywide Asset-Backed Certificates,
04-SD1, Class A1, 144A +
5.663%, due 06/25/33 .............................     651,375          653,671
First Franklin Mortgage Loan Asset-Backed
Certificates, 05-FFA, Class M2 (a)
5.475%, due 03/25/25 .............................   5,559,000        5,407,351
Ford Credit Auto Owner Trust,
03-A, Class C
4.290%, due 11/15/07 .............................     739,000          738,792
Green Tree Financial Corp.,
94-5, Class A5
8.300%, due 11/15/19 .............................     686,341          709,793
Green Tree Financial Corp.,
96-4, Class A6
7.400%, due 06/15/27 .............................     636,633          650,976
Green Tree Financial Corp.,
99-1, Class A5
6.110%, due 09/01/23 .............................  12,581,257       12,502,937
Green Tree Financial Corp.,
99-3, Class A5
6.160%, due 02/01/31 .............................    5,926,905       5,925,685
Green Tree Financial Corp.,
99-3, Class A6
6.500%, due 02/01/31 .............................    2,185,000       2,183,181
Green Tree Financial Corp.,
99-4, Class A5
6.970%, due 05/01/31 .............................    5,102,793       5,115,569
Greenpoint Manufactured Housing,
00-1, Class A2
7.600%, due 09/20/22 .............................      124,697         124,441
GSAMP Trust,
05-S2, Class B2 (a)
6.442%, due 11/25/34 .............................    4,000,000       3,989,785
GSAMP Trust,
06-S2, Class A3 (a)
5.628%, due 01/25/36 .............................   16,000,000      15,941,571
Home Equity Mortgage Trust,
05-4, Class M1 (a)
5.484%, due 01/25/36 .............................    5,000,000       4,887,043

Home Equity Mortgage Trust,
06-3, Class A2 (a)
5.594%, due 09/25/36 .............................    4,000,000       3,999,976
Irwin Home Equity,
05-C, Class 1M3 (a)
6.150%, due 04/25/30 .............................    5,000,000       4,854,975
Metris Master Trust,
04-2, Class C, 144A +
6.617%, due 10/20/10 .............................    4,000,000       4,013,124
Providian Gateway Master Trust,
04-AA, Class C, 144A +
6.099%, due 03/15/11 .............................    2,270,000       2,283,479
Providian Gateway Master Trust,
04-AA, Class D, 144A +
7.049%, due 03/15/11 .............................    3,510,000       3,550,035
Providian Gateway Master Trust,
04-BA, Class D, 144A +
6.599%, due 07/15/10 .............................    2,140,000       2,140,670
Terwin Mortgage Trust,
06-1, Class 2M2, 144A (a)
4.250%, due 01/25/37 .............................    3,500,000       3,250,625
Wells Fargo Home Equity Trust,
05-3, Class M8 +
6.723%, due 11/25/35 .............................    5,260,000       5,205,488
WFS Financial Owner Trust,
04-3, Class D
4.070%, due 02/17/12 .............................      482,368         475,377
WFS Financial Owner Trust,
05-1, Class D
4.090%, due 08/17/12 .............................    1,227,572       1,207,809
World Financial Network Credit Card
Master Trust, 04-B, Class C +
5.849%, due 07/15/10 .............................    4,000,000       4,000,757
                                                                   ------------
                                                                    104,402,327
                                                                   ------------
COMMERCIAL MORTGAGE-BACKED SECURITIES -- 6.42%
Banc of America Large Loan,
05-ESHA, Class H, 144A +
6.284%, due 07/14/20 .............................    5,500,000       5,522,003
Bear Stearns Commercial Mortgage Securities,
05-LXR1, Class G, 144A +
6.149%, due 09/15/18 .............................    7,500,000       7,505,275
Bear Stearns Commercial Mortgage Securities,
05-LXR1, Class H, 144A +
6.399%, due 09/15/18 .............................    7,600,000       7,607,570
Commercial Mortgage Pass-Through
Certificates, 01-FL5A,Class E, 144A +
6.699%, due 11/15/13 .............................    1,782,021       1,782,021
Commercial Mortgage Pass-Through
Certificates, 01-FL5A, Class F, 144A +
5.862%, due 11/15/13 .............................    4,400,000       4,400,000
Commercial Mortgage Pass-Through
Certificates, 06-CN2A, Class K, 144A +
5.756%, due 02/05/19 .............................    4,500,000       4,362,974
First Union Commercial Mortgage Trust,
99-C1, Class C +
6.651%, due 10/15/35 .............................    2,500,000       2,583,195

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

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June 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

                                                                    FACE
                                                                    AMOUNT                  VALUE
                                                                    -----------             ------------
Four Times Square Trust,
00-4TS, Class C, 144A
7.860%, due 04/15/15 ...............................                $ 7,200,000             $  7,716,829
G-Force LLC,
05-RR2, Class A2, 144A
5.158%, due 12/25/39 ...............................                  6,000,000                5,830,078
GS Mortgage Securities Corp. II,
98-GLII, Class D +
7.191%, due 04/13/31 ...............................                  6,000,000                6,139,646
GS Mortgage Securities Corp. II,
06-CC1, Class A, 144A +
5.522%, due 03/21/46 ...............................                 19,299,000               18,471,764
Host Marriott Pool Trust,
99-HMTA, Class C, 144A
7.730%, due 08/03/15 ...............................                  5,275,000                5,564,643
Host Marriott Pool Trust,
99-HMTA, Class D, 144A
7.970%, due 08/03/15 ...............................                  3,460,000                3,668,041
Host Marriott Pool Trust,
99-HMTA, Class E, 144A
8.070%, due 08/03/15 ...............................                  3,250,000                3,450,471
Morgan Stanley Dean Witter Capital I,
01-TOP1, Class A4
6.660%, due 02/15/33 ...............................                  5,203,000                5,361,606
Salomon Brothers Mortgage Securities VII,
03-CDCA, Class C, 144A +
5.749%, due 02/15/15 ...............................                  1,805,556                1,805,728
TIAA Retail Commercial Trust,
01- C1A, Class A2, 144A
6.300%, due 06/19/21 ...............................                    698,233                  703,075
Wachovia Bank Commercial Mortgage Trust,
02-WHL, Class L, 144A +
8.199%, due 03/15/15 ...............................                  4,000,000                3,994,539
                                                                                          --------------
                                                                                              96,469,458
                                                                                          --------------
MORTGAGE & AGENCY DEBT SECURITIES -- 85.14%
Adjustable Rate Mortgage Trust,
05-3, Class CB1 +
4.814%, due 07/25/35 ...............................                  9,399,637                8,994,973
Adjustable Rate Mortgage Trust,
05-11, Class CB2 +
5.449%, due 02/25/36 ...............................                  4,377,050                4,202,042
Adjustable Rate Mortgage Trust,
05-12, Class CB2 +
5.751%, due 03/25/36 ...............................                  4,650,899                4,506,754
Adjustable Rate Mortgage Trust,
06-1, Class 5A1 +
6.117%, due 03/25/36 ...............................                 17,945,043               17,901,921
American Home Mortgage Investment Trust,
06-1, Class 2M1 +
5.300%, due 12/25/35 ...............................                  7,859,192                7,526,404
Banc of America Mortgage Securities,
02-K, Class 1A1 +
6.398%, due 10/20/32 ...............................                  2,946,190                2,944,535
Bank of America Alternative Loan Trust,
04-10, Class 2CB1
6.000%, due 11/25/34 ...............................                  3,620,824                3,576,415
Bank of America Alternative Loan Trust,
05-10, Class 1CB4
5.500%, due 11/25/35 ...............................                  2,342,019                2,296,969
Bank of America Alternative Loan Trust,
05-8, Class 2CB1
6.000%, due 09/25/35 ...............................                 11,862,720               11,715,810
Bear Stearns Adjustable Rate Mortgage Trust,
05-1, Class B1 +
4.885%, due 03/25/35 ...............................                  7,872,645                7,785,308
Bear Stearns Adjustable Rate Mortgage Trust,
05-3, Class B1 +
5.129%, due 06/25/35 ...............................                  7,061,711                6,837,722
Bear Stearns Alt-A Trust,
05-2, Class 2B2 +
5.254%, due 04/25/35 ...............................                  6,181,014                5,974,336
Bear Stearns Alt-A Trust,
06-2, Class 22A1 +
5.997%, due 03/25/36 ...............................                 16,405,814               16,375,053
C.S. First Boston Mortgage Securities Corp.,
01-26, Class 5A1 +
7.380%, due 11/25/31 ...............................                    945,229                  931,436
C.S. First Boston Mortgage Securities Corp.,
02-10, Class 2A1
7.500%, due 05/25/32 ...............................                  4,357,758                4,409,305
C.S. First Boston Mortgage Securities Corp.,
03-8, Class 5A1
6.500%, due 04/25/33 ...............................                  3,256,500                3,253,158
C.S. First Boston Mortgage Securities Corp.,
03-27, Class 9A1
7.000%, due 11/25/33 ...............................                  2,283,943                2,300,164
C.S. First Boston Mortgage Securities Corp.,
05-8, Class 8A1
7.000%, due 09/25/35 ...............................                 13,514,415               13,675,318
C.S. First Boston Mortgage Securities Corp.,
05-9, Class 3A1
6.000%, due 10/25/35 ...............................                  3,599,065                3,553,377
C.S. First Boston Mortgage Securities Corp.,
05-10, Class 10A3
6.000%, due 11/25/35 ...............................                  2,591,700                2,590,429
C.S. First Boston Mortgage Securities Corp.,
05-11, Class 1A1
6.500%, due 12/25/35 ...............................                 12,048,848               12,026,256
C.S. First Boston Mortgage Securities Corp.,
05-11, Class 4A1
7.000%, due 12/25/35 ...............................                 12,919,463               13,020,399
C.S. First Boston Mortgage Securities Corp.,
05-12, Class 1A1
6.500%, due 01/25/36 ...............................                 13,441,421               13,421,313
Citicorp Mortgage Securities, Inc.,
94-3, Class A13
6.500%, due 02/25/24 ...............................                     66,851                   66,780
Countrywide Alternative Loan Trust,
04-J8, Class 2A1
7.000%, due 08/25/34 ...............................                  3,406,238                3,425,733
Countrywide Alternative Loan Trust,
04-J10, Class 4CB1
6.500%, due 10/25/34 ...............................                  5,268,835                5,262,055
Countrywide Alternative Loan Trust,
04-J11, Class 3A1
7.250%, due 08/25/32 ...............................                  1,803,597                1,820,253
Countrywide Alternative Loan Trust,
05-J2, Class 2A1
7.500%, due 12/25/34 ...............................                  2,418,109                2,409,282

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June 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

                                                                    FACE
                                                                    AMOUNT                  VALUE
                                                                    -----------             ------------
Countrywide Alternative Loan Trust,
05-36, Class 4A2 +
5.335%, due 08/25/35 ...............................                $ 3,977,215             $  3,882,445
Countrywide Alternative Loan Trust,
06-5T2, Class A3
6.000%, due 04/25/36 ...............................                  1,410,089                1,410,209
Countrywide Alternative Loan Trust,
06-19CB, Class A24
6.000%, due 08/25/36 ...............................                  7,500,000                7,455,469
Countrywide Home Loan Mortgage Pass
Through Trust, 06-HYB1, Class 1A1 +
5.410%, due 03/20/36 ...............................                 14,077,894               13,862,109
Credit Suisse Mortgage Capital Certificates,
06-2, Class 3A1
6.500%, due 03/25/36 ...............................                 16,749,816               16,705,521
Credit Suisse Mortgage Capital Certificates,
06-4, Class 8A1
7.000%, due 05/25/36 ...............................                 18,236,328               18,479,947
Federal Home Loan Mortgage Corp.
4.506%, due 01/01/35 + .............................                  6,176,376                6,033,707
4.513%, due 03/01/35 + .............................                  8,146,525                7,898,796
4.570%, due 11/01/34 + .............................                  4,428,091                4,318,098
4.616%, due 12/01/34 + .............................                  4,521,571                4,411,351
5.275%, due 02/01/36 + .............................                  4,220,297                4,220,167
5.560%, due 04/01/36 + .............................                  2,667,302                2,629,069
5.695%, due 02/01/36 + .............................                  7,865,127                7,820,664
5.820%, due 11/01/35 + .............................                 11,582,193               11,547,598
5.931%, due 02/01/36 + .............................                  9,690,874                9,715,573
6.006%, due 02/01/36 + .............................                 11,193,269               11,309,146
6.148%, due 02/01/36 + .............................                  9,940,979               10,018,902
6.455%, due 03/01/30 + .............................                  1,158,823                1,177,889
Federal Home Loan Mortgage Corp. Strip ++ (b)
4.500%, due 10/01/35 ...............................                 10,201,352                2,686,600
6.500%, due 08/01/28 ...............................                  3,232,864                  778,693
6.500%, due 06/01/31 ...............................                  3,857,258                  981,995
Federal Home Loan Mortgage Corp.
Strip +++ (b)
0.000%, due 01/01/32 ...............................                  2,904,069                2,167,232
0.000%, due 11/01/33 ...............................                  9,158,337                6,269,082
0.000%, due 02/01/35 ...............................                  8,571,794                6,151,553
Federal Home Loan Mortgage Corp.
Structured Pass Through Securities,
REMIC, T-42, Class A5
7.500%, due 02/25/42 ...............................                  4,547,050                4,669,194
Federal Home Loan Mortgage Corp.,
1595, Class D
7.000%, due 10/15/13 ...............................                    176,414                  178,266
Federal Home Loan Mortgage Corp.,
REMIC, 2148, Class ZA
6.000%, due 04/15/29 ...............................                  7,793,736                7,622,854
Federal Home Loan Mortgage Corp.,
REMIC, 2178, Class PB
7.000%, due 08/15/29 ...............................                  2,824,000                2,876,529
Federal Home Loan Mortgage Corp.,
REMIC, 2297, Class NB
6.000%, due 03/15/16 ...............................                    270,000                  271,819
Federal Home Loan Mortgage Corp.,
REMIC, 2426, Class GH
6.000%, due 08/15/30 ...............................                  1,994,582                1,998,176
Federal Home Loan Mortgage Corp.,
REMIC, 2430, Class UC
6.000%, due 09/15/16 ...............................                  1,483,240                1,488,815
Federal Home Loan Mortgage Corp.,
REMIC, 2773, Class EW ++ (b)
4.500%, due 05/15/10 ...............................                  4,806,880                   90,132
Federal Home Loan Mortgage Corp.,
REMIC, 2978, Class JD
5.500%, due 08/15/31 ...............................                 11,000,000               10,722,976
Federal Home Loan Mortgage Corp.,
REMIC, 3005, Class U1 ++ (b)
0.750%, due 06/15/31 ...............................                 25,956,511                  724,958
Federal Home Loan Mortgage Corp.,
REMIC, 3033, Class 01 ++ (b)
5.500%, due 10/15/22 ...............................                  8,690,218                  531,164
Federal Home Loan Mortgage Corp.,
REMIC, 3036, Class NC
5.000%, due 03/15/31 ...............................                 10,581,000               10,052,428
Federal Home Loan Mortgage Corp.,
REMIC, 3062, Class HD
5.000%, due 06/15/31 ...............................                 11,000,000               10,434,049
Federal Home Loan Mortgage Corp.,
REMIC, 3067, Class PH
5.500%, due 05/15/29 ...............................                  5,000,000                4,923,269
Federal Home Loan Mortgage Corp.,
REMIC, 3081, Class CN
5.500%, due 09/15/30 ...............................                  9,571,000                9,306,077
Federal Home Loan Mortgage Corp.,
REMIC, 3114, Class KC
5.000%, due 02/15/30 ...............................                 18,000,000               17,036,771
Federal Home Loan Mortgage Corp., Gold
5.500%, due 08/01/14 ...............................                  6,394,805                6,284,843
5.500%, due 09/01/17 ...............................                     62,603                   61,531
5.500%, due 12/01/17 ...............................                    414,794                  407,695
5.500%, due 01/01/18 ...............................                    239,650                  235,548
5.500%, due 04/01/18 ...............................                    197,434                  193,963
5.500%, due 11/01/18 ...............................                  9,284,297                9,125,398
5.500%, due 07/01/19 ...............................                    280,959                  275,842
5.500%, due 06/01/20 ...............................                    426,726                  418,685
5.500%, due 11/01/23 ...............................                  8,419,793                8,197,821
5.500%, due 02/01/24 ...............................                  7,594,977                7,382,511
6.000%, due 12/01/13 ...............................                  1,004,968                1,005,286
6.000%, due 12/01/17 ...............................                    210,788                  211,140
6.000%, due 05/01/21 ...............................                  6,773,595                6,753,544
6.000%, due 10/01/22 ...............................                  6,449,313                6,426,589
6.000%, due 04/01/23 ...............................                  1,677,585                1,670,567
6.000%, due 03/01/29 ...............................                    203,394                  201,237
6.000%, due 08/01/29 ...............................                  5,757,045                5,695,355
6.000%, due 10/01/29 ...............................                  3,922,135                3,880,107
6.000%, due 12/01/30 ...............................                  3,014,556                2,981,733
6.000%, due 03/01/31 ...............................                     32,765                   32,418
6.000%, due 03/01/32 ...............................                  2,262,750                2,237,588
6.000%, due 01/01/34 ...............................                  3,132,601                3,090,564
6.500%, due 01/01/29 ...............................                    696,633                  704,085
6.500%, due 02/01/29 ...............................                 10,702,613               10,818,316
6.500%, due 04/01/29 ...............................                      7,667                    7,751
6.500%, due 06/01/29 ...............................                    977,717                  988,411
6.500%, due 07/01/29 ...............................                  1,208,261                1,221,185
6.500%, due 09/01/29 ...............................                  2,176,133                2,199,686

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

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June 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

                                                                    FACE
                                                                    AMOUNT                  VALUE
                                                                    -----------             ------------
6.500%, due 11/01/29 ...............................                $   340,105             $    343,743
6.500%, due 03/01/32 ...............................                  4,018,286                4,057,431
6.500%, due 10/01/32 ...............................                  5,667,220                5,720,495
6.500%, due 11/01/32 ...............................                    313,319                  316,264
7.000%, due 07/01/12 ...............................                    370,325                  378,928
7.000%, due 04/01/32 ...............................                  2,539,933                2,602,868
7.000%, due 07/01/32 ...............................                  3,881,493                3,977,670
7.000%, due 02/01/36 ...............................                  2,004,189                2,050,598
7.500%, due 08/01/09 ...............................                     19,969                   20,258
7.500%, due 07/01/11 ...............................                    458,060                  472,175
7.500%, due 02/01/24 ...............................                  1,273,991                1,323,244
7.500%, due 05/01/24 ...............................                  1,037,519                1,077,268
8.000%, due 07/01/25 ...............................                    153,725                  162,516
8.000%, due 11/01/27 ...............................                    154,768                  163,619
8.000%, due 01/01/30 ...............................                     46,044                   48,612
8.000%, due 02/01/34 ...............................                  2,818,240                2,975,443
Federal National Mortgage Association
3.272%, due 09/01/33 + .............................                  1,524,348                1,511,542
4.228%, due 03/01/34 + .............................                  2,034,707                1,972,506
4.512%, due 07/01/34 + .............................                  4,780,274                4,811,447
4.544%, due 12/01/34 + .............................                  6,162,746                6,029,899
4.573%, due 02/01/35 + .............................                  3,702,599                3,606,927
4.669%, due 03/01/35 + .............................                  4,931,636                4,812,372
4.678%, due 04/01/35 + .............................                  8,305,072                8,096,636
4.699%, due 03/01/35 + .............................                    390,522                  379,766
4.889%, due 05/01/35 + .............................                    550,359                  535,846
4.913%, due 04/01/33 + .............................                  2,793,638                2,715,905
5.000%, due 10/01/10 ...............................                    853,853                  833,494
5.002%, due 06/01/35 + .............................                    450,836                  439,773
5.074%, due 01/01/35 + .............................                  5,267,108                5,160,153
5.500%, due 12/01/17 ...............................                 12,108,256               11,907,857
5.500%, due 09/01/19 ...............................                 10,110,706                9,932,685
5.500%, due 01/01/23 ...............................                  3,846,177                3,744,982
5.500%, due 02/01/23 ...............................                  8,340,142                8,119,891
5.500%, due 07/01/23 ...............................                  7,730,200                7,526,056
5.500%, due 11/01/23 ...............................                    179,959                  173,996
5.500%, due 02/01/24 ...............................                  8,840,449                8,606,985
5.500%, due 04/01/24 ...............................                  5,324,303                5,175,458
5.500%, due 03/01/33 ...............................                    137,572                  132,716
5.500%, due 06/01/33 ...............................                 14,538,307               14,030,660
5.500%, due 07/01/33 ...............................                  9,025,120                8,706,537
5.500%, due 10/01/33 ...............................                  4,213,632                4,064,892
5.500%, due 11/01/34 ...............................                  4,394,783                4,232,406
5.662%, due 02/01/36 + .............................                  7,452,916                7,427,297
5.671%, due 01/01/36 + .............................                 13,456,692               13,365,800
5.698%, due 01/01/36 + .............................                 15,318,366               15,113,076
5.839%, due 02/01/36 + .............................                 17,197,868               17,165,708
6.000%, due 03/01/12 ...............................                  1,184,926                1,192,795
6.000%, due 07/01/17 ...............................                    587,684                  589,816
6.000%, due 08/01/17 ...............................                     77,503                   77,799
6.000%, due 12/01/17 ...............................                  7,513,079                7,541,789
6.000%, due 04/01/18 ...............................                  2,133,390                2,140,689
6.000%, due 02/01/19 ...............................                  2,511,505                2,504,052
6.000%, due 01/01/20 ...............................                  3,325,694                3,339,135
6.000%, due 02/01/20 ...............................                  2,004,434                2,012,535
6.000%, due 02/01/22 ...............................                  2,108,588                2,100,466
6.000%, due 06/01/23 ...............................                  1,977,164                1,968,352
6.000%, due 01/01/24 ...............................                  1,872,715                1,853,255
6.000%, due 03/01/28 ...............................                  1,438,961                1,423,318
6.000%, due 12/01/28 ...............................                    717,922                  710,117
6.000%, due 02/01/29 ...............................                    570,275                  564,075
6.000%, due 03/01/29 ...............................                  1,019,496                1,008,413
6.000%, due 04/01/29 ...............................                  1,953,371                1,932,125
6.000%, due 05/01/29 ...............................                    952,759                  942,401
6.000%, due 07/01/29 ...............................                  3,048,969                3,015,609
6.000%, due 12/01/29 ...............................                  4,767,675                4,715,845
6.000%, due 06/01/31 ...............................                  1,085,832                1,074,022
6.000%, due 06/01/33 ...............................                     93,258                   92,075
6.000%, due 11/01/34 ...............................                  7,097,838                7,000,075
6.000%, due 01/01/35 ...............................                  4,149,313                4,092,162
6.220%, due 04/01/36 + .............................                  6,100,904                6,128,490
6.500%, due 12/01/14 ...............................                  2,421,357                2,454,614
6.500%, due 04/01/16 ...............................                  1,140,005                1,154,153
6.500%, due 08/01/16 ...............................                    143,411                  145,479
6.500%, due 06/01/17 ...............................                  2,551,310                2,588,258
6.500%, due 10/01/18 ...............................                    284,038                  282,486
6.500%, due 10/01/27 ...............................                  3,230,939                3,264,394
6.500%, due 08/01/28 ...............................                  1,078,393                1,089,455
6.500%, due 09/01/28 ...............................                     63,898                   64,552
6.500%, due 12/01/28 ...............................                  2,968,252                2,998,699
6.500%, due 01/01/29 ...............................                    549,640                  555,331
6.500%, due 04/01/29 ...............................                  3,092,777                3,124,391
6.500%, due 06/01/29 ...............................                  3,079,115                3,110,455
6.500%, due 07/01/29 ...............................                    431,757                  436,152
6.500%, due 08/01/29 ...............................                  1,447,766                1,462,502
6.500%, due 12/01/29 ...............................                 11,761,709               11,885,369
6.500%, due 05/01/30 ...............................                    100,338                  101,367
6.500%, due 10/01/30 ...............................                  2,063,545                2,084,548
6.500%, due 07/01/31 ...............................                    156,404                  157,831
6.500%, due 11/01/31 ...............................                     74,444                   75,123
6.500%, due 04/01/32 ...............................                  5,697,092                5,747,374
7.000%, due 04/01/18 ...............................                    161,480                  160,666
7.000%, due 05/01/26 ...............................                    783,482                  803,545
7.000%, due 03/01/31 ...............................                    363,955                  373,275
7.000%, due 11/01/31 ...............................                  1,407,687                1,442,330
7.000%, due 04/01/32 ...............................                  3,800,934                3,893,864
7.000%, due 06/01/32 ...............................                    816,298                  835,447
7.000%, due 10/01/33 ...............................                  1,459,422                1,493,050
7.000%, due 01/01/34 ...............................                  1,649,042                1,687,898
7.500%, due 03/01/16 ...............................                    419,543                  436,523
7.500%, due 02/01/27 ...............................                    536,643                  557,202
7.500%, due 05/01/31 ...............................                    203,818                  210,818
8.000%, due 11/01/22 ...............................                    492,165                  518,927
9.500%, due 11/01/09 ...............................                    604,968                  628,624
Federal National Mortgage Association
Grantor Trust, 00-T6, Class A1
7.500%, due 06/25/30 ...............................                  1,170,563                1,190,154
Federal National Mortgage Association
Grantor Trust, 01-T3, Class A1
7.500%, due 11/25/40 ...............................                    332,663                  338,380
Federal National Mortgage Association
Grantor Trust, 01-T4, Class A1
7.500%, due 07/25/41 ...............................                  2,708,928                2,780,673
Federal National Mortgage Association
Grantor Trust, 01-T5, Class A3 +
7.500%, due 06/19/30 ...............................                  2,169,173                2,227,113

--------------------------------------------------------------------------------

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June 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

                                                                    FACE
                                                                    AMOUNT                  VALUE
                                                                    -----------             ------------
Federal National Mortgage Association
Grantor Trust, REMIC, 01-T10, Class A2
7.500%, due 12/25/41 ...............................                $ 4,389,180             $  4,506,799
Federal National Mortgage Association
Grantor Trust, 02-T19, Class A1
6.500%, due 07/25/42 ...............................                  1,407,510                1,418,528
Federal National Mortgage Association
Interest Strip ++ (b)
5.000%, due 08/01/35 ...............................                 17,775,502                4,696,860
5.500%, due 02/01/33 ...............................                 23,803,536                5,959,169
5.500%, due 02/01/36 ...............................                 10,999,415                2,882,587
6.000%, due 06/01/29 ...............................                  8,623,890                2,188,441
6.000%, due 10/01/35 ...............................                  8,543,992                1,887,461
6.500%, due 11/01/31 ...............................                  1,427,152                  349,807
6.500%, due 10/01/35 ...............................                  5,865,589                1,212,470
Federal National Mortgage Association
Strip +++ (b)
0.000%, due 02/01/32 ...............................                  2,843,196                2,107,792
0.000%, due 04/01/32 ...............................                  2,568,109                1,901,963
0.000%, due 07/01/32 ...............................                  3,032,279                2,271,071
0.000%, due 01/01/33 ...............................                 13,840,385                9,683,310
0.000%, due 09/01/33 ...............................                 17,094,711               11,610,912
0.000%, due 12/01/33 ...............................                  5,651,307                4,073,506
0.000%, due 03/01/34 ...............................                  6,760,039                4,731,726
0.000%, due 08/01/34 ...............................                 10,649,809                7,419,501
Federal National Mortgage Association
Whole Loan, 95-W3, Class A
9.000%, due 04/25/25 ...............................                    270,297                  290,728
Federal National Mortgage Association
Whole Loan, 01-W3, Class A
7.000%, due 09/25/41 ...............................                  3,123,814                3,172,389
Federal National Mortgage Association
Whole Loan, REMIC, 02-W1, Class 2A
7.500%, due 02/25/42 ...............................                    463,801                  475,440
Federal National Mortgage Association
Whole Loan, REMIC, 03-W6, Class 6A +
5.358%, due 08/25/42 ...............................                  1,917,145                1,956,168
Federal National Mortgage Association
Whole Loan, REMIC, 04-W1, Class 3A +
5.214%, due 01/25/43 ...............................                  2,792,176                2,858,793
Federal National Mortgage Association
Whole Loan, REMIC, 04-W8, Class 3A
7.500%, due 06/25/44 ...............................                  3,974,974                4,102,728
Federal National Mortgage Association
Whole Loan, REMIC, 04-W12, Class 1A3
7.000%, due 07/25/44 ...............................                  2,357,306                2,388,827
Federal National Mortgage Association
Whole Loan, REMIC, 04-W15, Class 1A3
7.000%, due 08/25/44 ...............................                  2,326,055                2,361,846
Federal National Mortgage Association,
93-106, Class Z
7.000%, due 06/25/13 ...............................                     94,495                   96,685
Federal National Mortgage Association,
REMIC, 97-M3, Class Z +
7.012%, due 03/17/20 ...............................                  5,384,940                5,421,089
Federal National Mortgage Association,
REMIC, 98-73, Class MZ
6.300%, due 10/17/38 ...............................                  8,106,393                8,248,970
Federal National Mortgage Association,
02-53, Class PD
6.000%, due 01/25/32 ...............................                  3,188,959                3,213,794
Federal National Mortgage Association,
REMIC, 03-14, Class BI ++ (b)
6.000%, due 10/25/14 ...............................                  1,298,677                  156,920
Federal National Mortgage Association,
REMIC, 03-22, Class MI ++ (b)
6.500%, due 04/25/33 ...............................                  4,015,036                1,010,497
Federal National Mortgage Association,
REMIC, 03-44, Class IO ++ (b)
6.500%, due 06/25/33 ...............................                  5,549,168                1,394,101
Federal National Mortgage Association,
REMIC, 05-56, Class PO +++ (b)
0.000%, due 07/25/35 ...............................                  3,416,551                2,516,098
Federal National Mortgage Association,
REMIC, 05-86, Class AI ++ (b)
6.000%, due 10/25/35 ...............................                 10,199,360                2,511,663
Federal National Mortgage Association,
REMIC, 05-109, Class PB
6.000%, due 01/25/34 ...............................                 12,000,000               12,057,409
First Horizon Alternative Mortgage
Securities, 04-AA3, Class A1 +
5.318%, due 09/25/34 ...............................                  3,802,520                3,743,992
First Horizon Asset Securities, Inc.,
04-FL1, Class 1A1 +
5.593%, due 02/25/35 ...............................                  1,167,904                1,168,889
GMAC Mortgage Corp.(b)(c)
11.625%, due 10/01/12 ..............................                     16,200                   16,200
GMAC Mortgage Corp. Loan Trust,
06-AR2, Class 3A1 +
6.098%, due 05/19/36 ...............................                 18,364,792               18,415,887
GSMPS Loan Trust,
01-2, Class A, 144A
7.500%, due 06/19/32 ...............................                    464,230                  476,035
GSMPS Loan Trust,
04-4, Class 1AF, 144A +
5.723%, due 06/25/34 ...............................                  4,872,362                4,898,765
Government National Mortgage Association
5.125%, due 10/20/29 + .............................                     29,262                   29,438
5.125%, due 12/20/29 + .............................                     58,883                   59,235
6.000%, due 09/20/28 ...............................                    481,147                  477,535
6.000%, due 11/20/28 ...............................                    167,921                  166,660
6.000%, due 12/20/28 ...............................                     87,703                   87,045
6.000%, due 01/15/29 ...............................                     36,044                   35,844
6.000%, due 02/20/29 ...............................                  2,255,888                2,237,709
6.000%, due 04/20/29 ...............................                    403,314                  400,064
6.000%, due 05/20/29 ...............................                  2,576,436                2,555,674
6.000%, due 06/20/29 ...............................                    190,252                  188,719
6.000%, due 07/15/29 ...............................                  2,740,679                2,725,443
6.000%, due 08/20/29 ...............................                    161,218                  159,919
6.000%, due 09/20/29 ...............................                    465,982                  462,227
6.000%, due 08/20/33 ...............................                  2,298,222                2,277,122
6.000%, due 02/20/34 ...............................                  3,109,000                3,075,013
6.500%, due 10/15/24 ...............................                    841,213                  853,439
6.500%, due 08/15/27 ...............................                    186,455                  189,303
6.500%, due 11/15/27 ...............................                  1,426,970                1,448,768
6.500%, due 03/15/28 ...............................                     58,014                   58,911

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130

UBS U.S. SECURITIZED MORTGAGE RELATIONSHIP FUND--SCHEDULE OF INVESTMENTS

June 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

                                                                    FACE
                                                                    AMOUNT                  VALUE
                                                                    -----------             ------------
6.500%, due 10/15/28 ...............................                $   932,989             $    947,413
6.500%, due 11/15/28 ...............................                    359,260                  364,814
6.500%, due 01/15/29 ...............................                     43,664                   44,330
6.500%, due 05/15/29 ...............................                    851,673                  864,669
6.500%, due 12/15/29 ...............................                     67,151                   68,176
6.500%, due 04/15/31 ...............................                  1,110,046                1,125,432
6.500%, due 09/15/32 ...............................                    467,127                  473,354
7.000%, due 03/15/12 ...............................                    804,750                  827,508
7.000%, due 07/15/25 ...............................                  1,266,009                1,306,860
7.000%, due 04/15/26 ...............................                    360,762                  372,541
7.000%, due 06/15/27 ...............................                     67,600                   69,829
7.000%, due 08/20/29 ...............................                    427,603                  438,332
7.000%, due 07/15/31 ...............................                    523,666                  540,285
7.500%, due 06/15/27 ...............................                    103,245                  108,169
8.000%, due 09/15/17 ...............................                  1,458,588                1,534,284
8.000%, due 12/15/23 ...............................                     65,939                   69,883
8.000%, due 11/15/20 ...............................                    269,246                  284,483
8.000%, due 12/15/22 ...............................                     57,661                   61,055
8.000%, due 12/15/23 ...............................                    221,627                  234,884
8.500%, due 12/15/17 ...............................                  1,474,199                1,576,395
Government National Mortgage Association,
REMIC, 02-23, Class PD
6.500%, due 06/16/31 ...............................                  1,309,812                1,320,834
GSR Mortgage Loan Trust,
05-4F, Class 3A1
6.500%, due 04/25/20 ...............................                  8,359,213                8,446,217
Homebanc Mortgage Trust,
04-1, Class 2A +
5.753%, due 08/25/29 ...............................                  2,590,704                2,595,605
Indymac Index Mortgage Loan Trust,
04-AR4, Class B1 +
4.764%, due 08/25/34 ...............................                  9,757,614                9,496,695
Indymac Index Mortgage Loan Trust,
04-AR6, Class 1A +
5.486%, due 10/25/34 ...............................                  3,893,388                3,929,260
Indymac Index Mortgage Loan Trust,
05-AR1, Class B1 +
5.314%, due 03/25/35 ...............................                  7,931,944                7,828,573
Indymac Index Mortgage Loan Trust,
05-AR3, Class B1 +
5.446%, due 04/25/35 ...............................                  7,488,589                7,414,072
Indymac Index Mortgage Loan Trust,
05-AR7, Class 7A1 +
5.393%, due 06/25/35 ...............................                  8,426,048                8,313,313
JPMorgan Alternative Loan Trust,
05-S1, Class 1A5
6.000%, due 12/25/35 ...............................                  5,616,312                5,541,849
JPMorgan Alternative Loan Trust,
05-S1, Class 1A10
6.500%, due 12/25/35 ...............................                  3,961,322                3,955,621
JPMorgan Alternative Loan Trust,
06-S1, Class 1A19
6.500%, due 03/25/36 ...............................                 13,557,038               13,550,373
Lehman Mortgage Trust,
06-1, Class 3A5
5.500%, due 02/25/36 ...............................                  6,942,000                6,587,714
Lehman XS Trust,
05-8, Class 2A3 (a)
6.000%, due 12/25/35 ...............................                 16,000,000               15,304,872
Merrill Lynch Mortgage Investors, Inc.,
06-A1, Class 1A1 +
5.911%, due 03/25/36 ...............................                 18,064,322               17,952,126
MLCC Mortgage Investors, Inc.,
03-D, Class XA1 ++ (b)
1.000%, due 08/25/28 ...............................                 86,331,369                  667,720
MLCC Mortgage Investors, Inc.,
04-E, Class XA ++ (b)
0.938%, due 11/25/29 ...............................                113,609,037                1,508,870
Morgan Stanley Mortgage Loan Trust,
04-4, Class 2A +
6.445%, due 09/25/34 ...............................                  5,996,742                5,996,742
Morgan Stanley Mortgage Loan Trust,
06-1AR, Class 2A +
6.047%, due 02/25/36 ...............................                 13,516,814               13,521,804
Morgan Stanley Mortgage Loan Trust,
06-7, Class 4A4
6.000%, due 06/25/36 ...............................                  6,965,725                6,925,726
RAAC Series,
04-SP2, Class A1 +
6.016%, due 01/25/17 ...............................                  4,910,678                4,913,415
Residential Accredit Loans, Inc.,
03-QS17, Class NB2
8.000%, due 09/25/33 ...............................                  2,120,296                2,188,871
Residential Accredit Loans, Inc.,
06-QS5, Class A6
6.000%, due 05/25/36 ...............................                  6,000,000                6,004,687
Residential Funding Mortgage
Securitization I, 05-SA2, Class M1 +
4.985%, due 06/25/35 ...............................                  6,247,390                6,046,257
Sequoia Mortgage Trust,
04-11, Class XAI ++ (b)
0.688%, due 12/20/34 ...............................                 70,729,741                  991,874
Structured Adjustable Rate Mortgage
Loan Trust, 04-3AC, Class A1 +
4.940%, due 03/25/34 ...............................                  7,026,902                6,912,836
Structured Adjustable Rate Mortgage
Loan Trust, 05-7, Class B11 +
5.440%, due 04/25/35 ...............................                  8,980,376                8,789,543
Structured Adjustable Rate Mortgage
Loan Trust, 05-11, Class B1 +
5.435%, due 05/25/35 ...............................                  9,968,954                9,729,855
Structured Adjustable Rate Mortgage
Loan Trust, 05-17, Class 4AX ++ (b)
5.500%, due 08/25/35 ...............................                  5,590,838                  951,316
Structured Adjustable Rate Mortgage
Loan Trust, 06-5, Class 5A3 +
5.599%, due 06/25/36 ...............................                  5,000,000                4,908,789
Structured Adjustable Rate Mortgage
Loan Trust, 06-5, Class B1I +
6.441%, due 06/25/36 ...............................                  1,508,000                1,514,597
Structured Adjustable Rate Mortgage
Loan Trust, 06-5, Class B2I +
6.441%, due 06/25/36 ...............................                  1,349,000                1,339,726
Structured Asset Mortgage Investments, Inc.,
04-AR8, Class X1 ++ (b)
0.944%, due 05/19/35 ...............................                 76,586,602                1,459,932
Structured Asset Securities Corp.,
02-23XS, Class A7 (a)
6.080%, due 11/25/32 ...............................                 17,391,000               17,076,188

--------------------------------------------------------------------------------

UBS U.S. SECURITIZED MORTGAGE RELATIONSHIP FUND--SCHEDULE OF INVESTMENTS

June 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

                                                                    FACE
                                                                    AMOUNT                  VALUE
                                                                    -----------             ------------
Structured Asset Securities Corp.,
04-5H, Class A3
5.500%, due 12/25/33 ...............................                $10,000,000             $  9,867,410
Structured Asset Securities Corp.,
04-20, Class 4A1
6.000%, due 11/25/34 ...............................                  6,354,017                6,099,791
TBW Mortgage Backed Pass Through
Certificates, 06-1, Class 6A1
6.500%, due 04/25/36 ...............................                 13,862,834               13,857,414
TBW Mortgage Backed Pass Through
Certificates, 06-2, Class 7A1
7.000%, due 07/25/36 ...............................                  2,875,512                2,901,089
Vendee Mortgage Trust,
98-2, Class 1G
6.750%, due 06/15/28 ...............................                    788,762                  796,929
Washington Mutual MSC Mortgage,
Pass-Through Certificates,
02-MS6, Class 3A1
6.500%, due 09/25/32 ...............................                    150,628                  146,761
Wells Fargo Mortgage Backed Securities Trust,
03-18, Class A2
5.250%, due 12/25/33 ...............................                  3,523,581                3,302,698
Wells Fargo Mortgage Backed Securities Trust,
04-1, Class 1A1 +
3.383%, due 07/25/34 ...............................                  4,078,126                4,074,827
Wells Fargo Mortgage Backed Securities Trust,
05-AR5, Class B1 +
5.050%, due 04/25/35 ...............................                  7,730,559                7,377,852
                                                                                          --------------
                                                                                           1,279,544,246
                                                                                          --------------
Total US Bonds ....................................                                        1,480,416,031
                                                                                          --------------

INTERNATIONAL BONDS -- 0.68%
INTERNATIONAL ASSET-BACKED SECURITIES -- 0.68%
UNITED KINGDOM -- 0.68%
Mound Financing PLC,
4A, Class 2C, 144A +
5.740%, due 02/08/42 ...............................                  7,500,000                7,527,000
Paragon Mortgages PLC,
7A, Class B1A, 144A +
5.920%, due 05/15/43 ...............................                  2,650,000                2,653,480
                                                                                          --------------
Total International Bonds..........................                                           10,180,480
                                                                                          --------------
Total Bonds (Cost $1,533,841,901)..................                                        1,490,596,511
                                                                                          --------------
                                                                     SHARES
                                                                     -----------
SHORT-TERM INVESTMENT* -- 1.13%
UBS Supplementary Trust --
U.S. Cash Management Prime Fund,
yield of 5.21% (Cost $16,928,975)..................                  16,928,975               16,928,975
                                                                                          --------------
Total Investments -- 100.31%
(Cost $1,550,770,876)..............................                                        1,507,525,486
Liabilities, in excess of
cash and other assets -- (0.31)%...................                                           (4,616,092)
                                                                                          --------------
Net Assets -- 100.00%..............................                                       $1,502,909,394
                                                                                          ==============

--------------------------------------------------------------------------------
132

UBS U.S. SECURITIZED MORTGAGE RELATIONSHIP FUND--SCHEDULE OF INVESTMENTS

June 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

NOTES TO SCHEDULE OF INVESTMENTS

Aggregate cost for federal income tax purposes, which was substantially the same for book purposes, was $1,550,770,876; and net unrealized depreciation consisted of:

Gross unrealized appreciation ......................................................       $   7,129,958
Gross unrealized depreciation ......................................................         (50,375,348)
                                                                                           -------------
Net unrealized depreciation ........................................................       $ (43,245,390)
                                                                                           =============

+ Floating rate securities -- The interest rates shown are the current rates as of June 30, 2006.
++ Interest Only Security -- This security entitles the holder to receive interest payments from an underlying pool of mortgages. The risk associated with this security is related to the speed of the principal paydowns. High prepayments would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount of interest being received and cause the yield to increase.
+++ Principal Only Security -- This security entitles the holder to receive principal payments from an underlying pool of assets. High prepayments return principal faster than expected and cause the yield to increase. Low prepayments return principal slower than expected and cause the yield to decrease.
(a) Step Bonds -- Coupon rate increases in increments to maturity. Rate disclosed is as of June 30, 2006. Maturity date disclosed is the ultimate maturity date.
(b)     Security is illiquid. These securities amounted to $96,543,176 or
        6.42% of net assets.
(c) Security is being fair valued by a valuation committee under the direction of the Board of Trustees. At June 30, 2006, the value of this security amounted to $16,200 or 0.00% of net assets.
*       Investment in affiliated mutual fund.
144A Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2006, the value of these securities amounted to $113,904,890 or 7.58% of net assets.
GMAC    General Motors Acceptance Corp.
GS      Goldman Sachs.
GSAMP   Goldman Sachs Mortgage Securities Corp.
GSMPS   Goldman Sachs Mortgage Pass-through Securities.
GSR     Goldman Sachs Residential.
MLCC    Merrill Lynch Credit Corp.
RAAC    Redevelopment Authority of Allegheny County.
REMIC   Real Estate Mortgage Investment Conduits.
Strips  Bonds that can be subdivided into a series of zero-coupon bonds.

--------------------------------------------------------------------------------
            See accompanying notes to financial statements.                  133

UBS RELATIONSHIP FUNDS

June 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

EXPLANATION OF EXPENSE DISCLOSURE (UNAUDITED)
As a shareholder of the Funds, you incur two types of costs: (1) transactional costs (as applicable), and (2) ongoing costs, including management fees (if applicable) and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples below are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2006 to June 30, 2006.

ACTUAL EXPENSES
The first line in the table below for each Fund provides information about its actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each respective Fund under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Please note that the UBS Emerging Markets Equity Completion Relationship Fund commenced operations on May 25, 2006, therefore, "Actual expenses paid during the period" reflect activity from May 25, 2006 to June 30, 2006. In addition, please note that the UBS Opportunistic Emerging Markets Debt Relationship Fund commenced operations on May 31, 2006, therefore, "Actual expenses paid during the period" reflect activity from May 31, 2006 to June 30, 2006.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line in the table below for each Fund provides information about hypothetical account values and hypothetical expenses based on that Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not that Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable). Therefore, the second line in the table for each Fund is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Please note that while the UBS Emerging Markets Equity Completion Relationship Fund commenced investment operations on May 25, 2006, the "Hypothetical expenses paid during period" reflect projected activity for the full six month period for purposes of comparability. This projection assumes that the annualized expense ratio for the Fund was in effect during the period from January 1, 2006 to June 30, 2006. In addition, please note that while the UBS Opportunistic Emerging Markets Debt Relationship Fund commenced operations on May 31, 2006 the "Hypothetical expenses paid during period" reflect projected activity for the full six month period for purposes of comparability. This projection assumes that the annualized expense ratio for the Fund was in effect during the period from January 1, 2006 to June 30, 2006.

--------------------------------------------------------------------------------
134

UBS RELATIONSHIP FUNDS

June 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

                                                            Beginning        Ending           Expenses paid           Expense
                                                            account value    account value    during period*          ratio
                                                            January 1, 2006  June 30, 2006    01/01/06 to 06/30/06    during period
-----------------------------------------------------------------------------------------------------------------------------------
UBS GLOBAL SECURITIES RELATIONSHIP FUND

Actual                                                      $1,000.00        $1,039.80        $0.50                   0.0998%
-----------------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% annual return before expenses)              1,000.00         1,024.30         0.50                   0.0998
-----------------------------------------------------------------------------------------------------------------------------------

UBS EMERGING MARKETS EQUITY COMPLETION RELATIONSHIP FUND**

Actual                                                      $1,000.00        $   968.20       $0.77                   0.5000%
-----------------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% annual return before expenses)              1,000.00         1,022.32         2.51                   0.5000
-----------------------------------------------------------------------------------------------------------------------------------

UBS EMERGING MARKETS EQUITY RELATIONSHIP FUND

Actual                                                      $1,000.00        $1,064.40        $1.70                   0.3330%
-----------------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% annual return before expenses)              1,000.00         1,023.14         1.67                   0.3330
-----------------------------------------------------------------------------------------------------------------------------------

UBS INTERNATIONAL EQUITY RELATIONSHIP FUND

Actual                                                      $1,000.00        $1,078.80        $0.56                   0.1083%
-----------------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% annual return before expenses)              1,000.00         1,024.26         0.54                   0.1083
-----------------------------------------------------------------------------------------------------------------------------------

UBS LARGE-CAP SELECT EQUITY RELATIONSHIP FUND

Actual                                                      $1,000.00        $1,019.70        $0.42                   0.0829%
-----------------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% annual return before expenses)              1,000.00         1,024.38         0.42                   0.0829
-----------------------------------------------------------------------------------------------------------------------------------

UBS SMALL-CAP EQUITY RELATIONSHIP FUND

Actual                                                      $1,000.00        $1,024.20        $0.39                   0.0786%
-----------------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% annual return before expenses)              1,000.00         1,024.40         0.39                   0.0786
-----------------------------------------------------------------------------------------------------------------------------------

UBS U.S. EQUITY ALPHA RELATIONSHIP FUND

Actual                                                      $1,000.00        $1,014.60        $3.21                   0.6417%
-----------------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% annual return before expenses)              1,000.00         1,021.61         3.22                   0.6417
-----------------------------------------------------------------------------------------------------------------------------------

UBS U.S LARGE CAP EQUITY RELATIONSHIP FUND

Actual                                                      $1,000.00        $1,017.90        $0.38                   0.0769%
-----------------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% annual return before expenses)l             1,000.00         1,024.41         0.39                   0.0769
-----------------------------------------------------------------------------------------------------------------------------------

UBS LARGE CAP GROWTH EQUITY RELATIONSHIP FUND

Actual                                                      $1,000.00          $946.80        $0.51                   0.1051%
-----------------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% annual return before expenses)              1,000.00         1,024.27         0.53                   0.1051
-----------------------------------------------------------------------------------------------------------------------------------

UBS U.S. LARGE-CAP VALUE EQUITY RELATIONSHIP FUND

Actual                                                      $1,000.00        $1,047.40        $0.42                   0.0837%
-----------------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% annual return before expenses)              1,000.00         1,024.38         0.42                   0.0837
-----------------------------------------------------------------------------------------------------------------------------------

UBS ABSOLUTE RETURN INVESTMENT GRADE BOND RELATIONSHIP FUND

Actual                                                      $1,000.00        $1,030.90        $0.51                   0.1000%
-----------------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% annual return before expenses)              1,000.00         1,024.70         0.51                   0.1000
-----------------------------------------------------------------------------------------------------------------------------------

UBS CORPORATE BOND RELATIONSHIP FUND

Actual                                                      $1,000.00          $994.10        $0.49                   0.1000%
-----------------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% annual return before expenses)              1,000.00         1,024.30         0.50                   0.1000
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

UBS RELATIONSHIP FUNDS

June 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

                                                            Beginning        Ending           Expenses paid           Expense
                                                            account value    account value    during period*          ratio
                                                            January 1, 2006  June 30, 2006    01/01/06 to 06/30/06    during period
-----------------------------------------------------------------------------------------------------------------------------------
UBS EMERGING MARKETS DEBT RELATIONSHIP FUND

Actual                                                      $1,000.00        $1,026.40        $1.14                   0.2277%
-----------------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% annual return before expenses)              1,000.00         1,023.67         1.14                   0.2277
-----------------------------------------------------------------------------------------------------------------------------------

UBS HIGH YIELD RELATIONSHIP FUND

Actual                                                      $1,000.00        $1,040.00        $0.46                   0.0901%
-----------------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% annual return before expenses)              1,000.00         1,024.35         0.45                   0.0901
-----------------------------------------------------------------------------------------------------------------------------------

UBS OPPORTUNISTIC EMERGING MARKETS DEBT RELATIONSHIP FUND***

Actual                                                      $1,000.00          $998.40        $0.42                   0.5000%
-----------------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% annual return before expenses)              1,000.00         1,022.32         2.51                   0.5000
-----------------------------------------------------------------------------------------------------------------------------------

UBS OPPORTUNISTIC HIGH YIELD RELATIONSHIP FUND

Actual                                                      $1,000.00        $1,042.60        $0.68                   0.1349%
-----------------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% annual return before expenses)              1,000.00         1,024.13         0.68                   0.1349
-----------------------------------------------------------------------------------------------------------------------------------

UBS SHORT DURATION RELATIONSHIP FUND

Actual                                                      $1,000.00        $1,015.80        $0.24                   0.0488%
-----------------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% annual return before expenses)              1,000.00         1,024.55         0.24                   0.0488
-----------------------------------------------------------------------------------------------------------------------------------

UBS U.S. BOND RELATIONSHIP FUND

Actual                                                      $1,000.00        $1,001.60        $0.36                   0.0728%
-----------------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% annual return before expenses)              1,000.00         1,024.43         0.37                   0.0728
-----------------------------------------------------------------------------------------------------------------------------------

UBS U.S. CASH MANAGEMENT PRIME RELATIONSHIP FUND

Actual                                                      $1,000.00        $1,023.70        $0.05                   0.0100%
-----------------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% annual return before expenses)              1,000.00         1,024.74         0.05                   0.0100
-----------------------------------------------------------------------------------------------------------------------------------

UBS U.S. SECURITIZED MORTGAGE RELATIONSHIP FUND

Actual                                                      $1,000.00        $1,010.50        $0.64                   0.1278%
-----------------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% annual return before expenses)              1,000.00         1,024.16         0.64                   0.1278
-----------------------------------------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio, multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half year period).

** The Fund commenced operations on May 25, 2006. Expenses are equal to the Fund's annualized net expense ratio, multiplied by the average account value over the period, multiplied by 37 divided by 365 (to reflect the actual days in the period for the actual example) and multiplied by 181 divided by 365 (to reflect the one half year period for the hypothetical example).

*** The Fund commenced operations on May 31, 2006. Expenses are equal to the Fund's annualized net expense ratio, multiplied by the average account value over the period, multiplied by 31 divided by 365 (to reflect the actual days in the period for the actual example) and multiplied by 181 divided by 365 (to reflect the one half year period for the hypothetical example).

--------------------------------------------------------------------------------
136

                      (This page intentionally left blank )

--------------------------------------------------------------------------------

UBS RELATIONSHIP FUNDS--FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

                                                                                   UBS RELATIONSHIP FUNDS
Statements of assets and liabilities               --------------------------------------------------------------------------------
June 30, 2006 (unaudited)                                           EMERGING          EMERGING                        LARGE-CAP
                                                   GLOBAL           MARKETS EQUITY    MARKETS         INTERNATIONAL   SELECT EQUITY
                                                   SECURITIES FUND  COMPLETION FUND   EQUITY FUND     EQUITY FUND     FUND
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments, at cost:
Unaffiliated issuers ...........................   $2,016,993,267   $38,875,592       $617,969,416    $767,908,162    $  9,580,039
Affiliated issuers .............................      369,764,518     1,423,527         15,855,061       4,342,554         154,279
Foreign currency, at cost ......................        4,880,746     1,742,826          4,506,029       7,337,065              --
Investments of cash collateral in
affiliated issuers received for securities
loaned, at cost ................................       63,139,288            --                 --              --              --
                                                   --------------   -----------       ------------    ------------    ------------
                                                   $2,454,777,819   $42,041,945       $638,330,506    $779,587,781    $  9,734,318
                                                   ==============   ===========       ============    ============    ============

Investments, at value:
Unaffiliated issuers* ..........................   $2,144,823,291   $38,920,419       $743,038,483    $819,518,425     $11,361,694
Affiliated issuers .............................      412,809,475     1,423,527         15,855,061       4,342,554         154,279
Foreign currency, at value .....................        4,974,203     1,792,656          4,524,063       7,427,299              --
Investments of cash collateral in
affiliated issuers received for securities
loaned, at value ...............................       63,139,288            --                 --              --              --
Cash ...........................................            6,879            --          1,885,624              --              --
Receivables:
Investment securities sold .....................       21,611,537       138,950          1,168,107       7,782,477          50,669
Due from Advisor ...............................               --        11,160                 --              --           5,542
Dividends ......................................        1,756,319       108,002          2,356,633       1,755,991           8,907
Interest .......................................        8,025,202         6,803             69,760           6,942             810
Fund shares sold ...............................        1,763,508            --                 --              --              --
Variation margin ...............................               --            --                 --              --              --
Cash collateral, due from broker ...............       12,198,301            --                 --              --              --
Unrealized appreciation on swap contracts ......               --            --                 --              --              --
Unrealized appreciation on forward foreign
currency contracts .............................        3,388,273            --                 --       1,364,946              --
Other assets ...................................          782,114            --             16,120          11,894             353
                                                   --------------   -----------       ------------    ------------    ------------
TOTAL ASSETS ...................................    2,675,278,390    42,401,517        768,913,851     842,210,528      11,582,254
                                                   --------------   -----------       ------------    ------------    ------------

LIABILITIES:
Payables:
Cash collateral from securities loaned .........       63,139,288            --                 --              --              --
Investment securities purchased ................       33,457,357     2,127,260          5,690,396       6,512,548          63,251
Fund administration fees .......................          500,471            --            158,992          61,187              --
Fund shares redeemed ...........................       15,972,000            --                 --         420,542              --
Custody fees ...................................          301,611         6,202            573,177         143,345           2,089
Dividends payable on securities sold short .....               --            --                 --              --              --
Trustees' fees .................................            6,730           966              4,684           4,165           3,365
Payable to custodian ...........................               --            --                 --              --              --
Variation margin ...............................          630,871            --                 --              --              --
Accrued expenses ...............................          639,167        18,544             86,594          57,122          45,561
Payable for securities sold short (a)  .........               --            --                 --              --              --
Unrealized depreciation on swap contracts.......               --            --                 --              --              --
Unrealized depreciation on forward foreign
currency contracts .............................        8,705,861            --                 --       1,936,001              --
                                                   --------------   -----------       ------------    ------------    ------------
TOTAL LIABILITIES ..............................      123,353,356     2,152,972          6,513,843       9,134,910         114,266
                                                   --------------   -----------       ------------    ------------    ------------
NET ASSETS .....................................   $2,551,925,034   $40,248,545       $762,400,008    $833,075,618     $11,467,988
                                                   ==============   ===========       ============    ============    ============
Shares outstanding ............................        83,543,138     4,156,740         32,872,300      49,815,817         987,865
                                                   ==============   ===========       ============    ============    ============
Net asset value, offering and redemption price
per share + ....................................         $30.5462       $9.6827           $23.1928        $16.7231        $11.6089
                                                   ==============   ===========       ============    ============    ============

* The market value for securities loaned for UBS Global Securities Relationship Fund as of June 30,2006 is $129,782,644.
(a) Proceeds from securities sold short for UBS U.S. Equity Alpha Relationship Fund was $93,037,484.
+ Maximum offering price per share for UBS Emerging Markets Equity Relationship Fund is $23.3681 (net asset value, plus 0.75% of offering price). Redemption price per share for UBS Emerging Markets Equity Relationship Fund is $23.0189 (net asset value, less 0.75% of net asset value). Maximum offering price per share for UBS Emerging Markets Debt Relationship Fund is $60.3524 (0.50% of offering price).

--------------------------------------------------------------------------------
138               See accompanying notes to financial statements.

UBS RELATIONSHIP FUNDS--FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

                                                    UBS RELATIONSHIP FUNDS
------------------------------------------------------------------------------------------------------------------------------
                                           U.S.          U.S.          ABSOLUTE
                                           LARGE CAP     LARGE-CAP     RETURN                      EMERGING
                             U.S.          GROWTH        VALUE         INVESTMENT                  MARKETS
SMALL-CAP     U.S. EQUITY    LARGE CAP     EQUITY        EQUITY        GRADE        CORPORATE      DEBT           HIGH YIELD
EQUITY FUND   ALPHA FUND     EQUITY FUND   FUND          FUND          BOND FUND    BOND FUND      FUND           FUND
------------------------------------------------------------------------------------------------------------------------------
$459,403,015  $493,369,850   $700,859,379  $169,246,481  $ 87,180,980  $40,168,573  $405,314,506   $131,435,421   $116,596,508
  12,225,511     3,428,485      5,703,953     3,378,735     2,017,899    1,469,893     5,689,602     11,016,404     $2,800,271
          --            --             --            --            --           --            --        220,380             --

          --            --             --            --            --           --            --             --             --
------------  ------------   ------------  ------------  ------------  -----------  ------------   ------------   ------------
$471,628,526  $496,798,335   $706,563,332  $172,625,216  $ 89,198,879  $41,638,466  $411,004,108   $142,672,205   $119,396,779
============  ============   ============  ============  ============  ===========  ============   ============   ============

$479,728,036  $502,213,407   $713,727,422  $163,149,951  $111,432,794  $39,939,253  $391,083,499   $130,606,575   $109,176,262
  12,225,511     3,428,485      5,703,953     3,378,735     2,017,899    1,469,893     5,689,602     11,016,404      2,800,271
          --            --             --            --            --           --            --        223,163             --

          --            --             --            --            --           --            --             --             --
          --            --             --            --        18,675        2,199            --        111,351          5,434

  11,037,130     9,512,149      3,925,976     1,319,421        69,854           --            --      2,816,928             --
          --            --             --            --         4,862        4,148            --             --          4,246
     270,619       711,597        557,127        87,138        94,877           --            --             --             --
      72,107         5,242         66,949        16,056         5,361      196,327     6,888,498      2,278,708      2,302,010
      34,550    15,000,000        455,450            --            --           --            --             --             --
     134,330            --             --            --            --           --            --         58,366             --
          --            --             --            --            --           --            --      2,187,527             --
          --            --             --            --            --       28,125            --        370,262             --

          --            --             --            --            --           --            --         90,721             --
      12,925         5,256         16,623           550         3,040           --         9,706          2,829          2,751
------------  ------------   ------------  ------------  ------------  -----------  ------------   ------------   ------------
 503,515,208   530,876,136    724,453,500   167,951,851   113,647,362   41,639,945   403,671,305    149,762,834    114,290,974
------------  ------------   ------------  ------------  ------------  -----------  ------------   ------------   ------------

          --            --             --            --            --           --            --             --             --
   9,683,070    20,750,558      3,341,759     1,655,995       106,635      212,000            --      5,328,278      1,118,785
      56,689        42,363        118,253        18,917         3,863           --        49,511         30,442          4,149
          --         3,488             --            --            --           --     1,900,000     26,108,182             --
      79,002        43,035         65,872        11,580        18,280       10,640        57,430         25,001         20,346
          --        90,297             --            --            --           --            --             --             --
       4,680         1,996          4,235         2,087         3,655        2,083         3,947          3,573          3,831
          --       597,046             --            --            --           --            --             --             --
          --            --          9,600            --         2,400       19,194            --         15,469             --
      60,954       373,092         51,961        20,444        47,290       21,457        51,776         77,606         62,427
          --    98,093,205             --            --            --           --            --             --             --
          --            --             --            --            --       32,380            --        153,186             --

          --            --             --            --            --           --            --      1,238,528             --
------------  ------------   ------------  ------------  ------------  -----------  ------------   ------------   ------------
   9,884,395   119,995,080      3,591,680     1,709,023       182,123      297,754     2,062,664     32,980,265      1,209,538
------------  ------------   ------------  ------------  ------------  -----------  ------------   ------------   ------------
$493,630,813  $410,881,056   $720,861,820  $166,242,828  $113,465,239  $41,342,191  $401,608,641   $116,782,569   $113,081,436
============  ============   ============  ============  ============  ===========  ============   ============   ============
  11,739,210    38,425,493     39,452,915    16,957,232     5,994,978    4,000,001    36,368,206      1,944,689      5,701,577
============  ============   ============  ============  ============  ===========  ============   ============   ============

    $42.0497      $10.6929       $18.2714       $9.8037      $18.9267     $10.3355      $11.0428       $60.0521       $19.8334
============  ============   ============  ============  ============  ===========  ============   ============   ============

--------------------------------------------------------------------------------

UBS RELATIONSHIP FUNDS--FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

                                                                                          UBS RELATIONSHIP FUNDS
Statements of assets and liabilities                                ---------------------------------------------------------------
June 30, 2006 (unaudited)                                           OPPORTUNISTIC      OPPORTUNISTIC
                                                                    EMERGING MARKETS   HIGH YIELD      SHORT DURATION   U.S.
                                                                    DEBT FUND          FUND            FUND             BOND FUND
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments, at cost:
Unaffiliated issuers .............................................  $15,050,565        $113,475,562    $151,309,836     $75,635,684
Affiliated issuers ...............................................   13,187,800                  --       6,703,393       3,598,160
Foreign currency, at cost ........................................           --                  --              --             151
                                                                    -----------        ------------    ------------     -----------
                                                                    $28,238,365        $113,475,562    $158,013,229     $79,233,995
                                                                    -----------        ------------    ------------     -----------

Investments, at value:
Unaffiliated issuers .............................................  $14,963,081        $112,159,632    $149,602,885     $73,831,491
Affiliated issuers ...............................................   13,187,800                  --       6,703,393       3,598,160
Foreign currency, at value .......................................           --                  --              --             151
Cash .............................................................           --                  --              --           4,600
Receivables:
Investment securities sold .......................................           --                  --              --       3,430,416
Due from Advisor..................................................        7,819                  --           7,351           6,875
Interest..........................................................       63,990           2,467,514         868,394         726,840
Fund shares sold  ................................................    2,000,000          22,705,000              --              --
Variation margin  ................................................           --                  --          17,035           8,634
Unrealized appreciation on swap contracts ........................           --                  --         112,501          56,250
Other assets .....................................................           --               3,844           3,811           2,205
                                                                    -----------        ------------    ------------     -----------
TOTAL ASSETS .....................................................   30,222,690         137,335,990     157,315,370      81,665,622
                                                                    -----------        ------------    ------------     -----------

LIABILITIES:
Payables:
Investment securities purchased ..................................           --           5,229,028       4,362,444       5,677,771
Fund administration fees .........................................           --              18,044              --              --
Fund shares redeemed .............................................           --                  --              --         700,000
Custody fees .....................................................        5,163              13,919          22,853          13,217
Dividend payable .................................................           --                  --              --              --
Trustees' fees ...................................................          823               3,558           2,758           3,630
Payable to custodian .............................................           --           5,524,291              --              --
Accrued expenses .................................................       13,427              60,583          28,692          53,007
Unrealized depreciation on swap contracts ........................           --                  --         118,726          61,162
Unrealized depreciation on forward foreign currency contracts ....        7,323                  --              --              --
                                                                    -----------        ------------    ------------     -----------
TOTAL LIABILITIES ................................................       26,736          10,849,423       4,535,473       6,508,787
                                                                    -----------        ------------    ------------     -----------
NET ASSETS .......................................................  $30,195,954        $126,486,567    $152,779,897     $75,156,835
                                                                    ===========        ============    ============     ===========
Shares outstanding ...............................................    3,024,283          10,124,642      14,905,074       5,106,150
                                                                    ===========        ============    ============     ===========
Net asset value, offering and redemption price per share .........      $9.9845            $12.4929        $10.2502        $14.7189
                                                                    ===========        ============    ============     ===========

--------------------------------------------------------------------------------
140               See accompanying notes to financial statements.

UBS RELATIONSHIP FUNDS--FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

        UBS RELATIONSHIP FUNDS
--------------------------------------------------------------------------------
U.S. CASH              U.S. SECURITIZED
MANAGEMENT             MORTGAGE
PRIME FUND             FUND
--------------------------------------------------------------------------------
$         --           $1,533,841,901
 736,796,702               16,928,975
          --                       --
------------           --------------
$736,796,702           $1,550,770,876
------------           --------------

$         --           $1,490,596,511
 736,796,702               16,928,975
          --                       --
          --                   46,125

          --                1,307,260
         152                       --
   3,422,728                7,932,955
          --                       --
          --                       --
          --                       --
      75,784                   34,022
------------           --------------
 740,295,366            1,516,845,848
------------           --------------

          --               13,293,986
          --                  368,154
          --                       --
      42,211                  201,927
   3,407,841                       --
       5,572                    6,106
          --                       --
      36,938                   66,281
          --                       --
          --                       --
------------           --------------
   3,492,562               13,936,454
------------           --------------
$736,802,804           $1,502,909,394
============           ==============
 736,802,804              124,337,830
============           ==============
     $1.0000                 $12.0873
============           ==============

--------------------------------------------------------------------------------

UBS RELATIONSHIP FUNDS--FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

                                                                                     UBS RELATIONSHIP FUNDS
Statements of operations                                        ------------------------------------------------------------------
for the period ended June 30, 2006                                             EMERGING
(unaudited)                                                                    MARKETS     EMERGING                      LARGE-CAP
                                                                GLOBAL         EQUITY      MARKETS                       SELECT
                                                                SECURITIES     COMPLETION  EQUITY         INTERNATIONAL  EQUITY
                                                                FUND           FUND        FUND           EQUITY FUND    FUND
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends ...................................................   $ 16,687,318   $ 148,581   $  9,650,148   $12,911,054    $ 102,627
Interest ....................................................     10,788,775       1,947         18,938        22,675        1,396
Affiliated interest .........................................      4,710,172       3,704        289,022       109,316        2,840
Securities lending-net ......................................        545,382          --             --            --           --
Foreign tax withheld ........................................     (1,361,584)    (17,154)      (764,167)   (2,167,836)          --
                                                                ------------   ---------   ------------   -----------    ---------
TOTAL INCOME ................................................   $ 31,370,063   $ 137,078   $  9,193,941   $10,875,209    $ 106,863
                                                                ------------   ---------   ------------   -----------    ---------

EXPENSES:
Administration ..............................................   $    608,486   $      --   $    240,443   $    89,759    $      --
Custodian ...................................................        388,877       6,202        715,768       191,860        2,579
Professional services .......................................         42,274      15,537         45,697        30,670       22,093
Trustees ....................................................         12,992         966          8,183         7,636        5,901
Shareholder reports .........................................          8,033       1,489          5,553         5,455        4,512
Dividend expense for securities sold short ..................             --          --             --            --           --
Other .......................................................        114,388       1,518         52,492        23,716        1,774
                                                                ------------   ---------   ------------   -----------    ---------
TOTAL EXPENSES ..............................................      1,175,050      25,712      1,068,136       349,096       36,859
                                                                ------------   ---------   ------------   -----------    ---------
Expenses reimbursed by Advisor ..............................             --     (14,082)            --            --      (31,973)
                                                                ------------   ---------   ------------   -----------    ---------
NET OPERATING EXPENSES ......................................      1,175,050      11,630      1,068,136       349,096        4,886
                                                                ------------   ---------   ------------   -----------    ---------
Interest expense for securities sold short ..................             --          --             --            --           --
                                                                ------------   ---------   ------------   -----------    ---------
NET EXPENSES ................................................      1,175,050      11,630      1,068,136       349,096        4,886
                                                                ------------   ---------   ------------   -----------    ---------
NET INVESTMENT INCOME .......................................     30,195,013     125,448      8,125,805    10,526,113      101,977
                                                                ------------   ---------   ------------   -----------    ---------
Net realized gain (loss) from:
Investments .................................................     47,920,395     (12,361)    78,561,000+   16,283,602      712,273
Futures contracts ...........................................      1,131,376          --             --            --           --
Swap contracts ..............................................        358,103          --             --            --           --
Short sale transactions .....................................             --          --             --            --           --
Foreign currency transactions ...............................     23,353,048    (121,987)       312,722       161,251           --
                                                                ------------   ---------   ------------   -----------    ---------
Net realized gain (loss) ....................................     72,762,922    (134,348)    78,873,722    16,444,853      712,273
                                                                ------------   ---------   ------------   -----------    ---------
Change in net unrealized appreciation (depreciation) on:
Investments .................................................     (8,933,023)     44,827    (31,106,023)   14,492,577     (568,383)
Futures contracts ...........................................     (2,045,099)         --             --            --           --
Forward foreign currency contracts ..........................     (8,209,709)         --             --    (1,047,350)          --
Swap contracts ..............................................             --          --             --            --           --
Short sale transactions .....................................             --          --             --            --           --
Translation of other assets and liabilities denominated in
foreign currency ............................................        289,642      48,104        (46,108)       93,006           --
                                                                ------------   ---------   ------------   -----------    ---------
Change in net unrealized appreciation (depreciation) ........    (18,898,189)     92,931    (31,152,131)   13,538,233     (568,383)
                                                                ------------   ---------   ------------   -----------    ---------
Net realized and unrealized gain (loss) .....................     53,864,733     (41,417)    47,721,591    29,983,086      143,890
                                                                ------------   ---------   ------------   -----------    ---------
Net increase (decrease) in net assets resulting from
operations ..................................................   $ 84,059,746   $  84,031   $ 55,847,396   $40,509,199    $ 245,867
                                                                ============   =========   ============   ===========    =========

* For the period May 25, 2006 (commencement of operations) to June 30, 2006. + Net of $73,694 of taxes related to investment transactions.
++ Net of $4,248 of taxes related to investment transactions.

--------------------------------------------------------------------------------
142               See accompanying notes to financial statements.

UBS RELATIONSHIP FUNDS--FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

                                                   UBS RELATIONSHIP FUNDS
----------------------------------------------------------------------------------------------------------------------------
                                           U.S.          U.S.          ABSOLUTE
                                           LARGE CAP     LARGE-CAP     RETURN                      EMERGING
                             U.S.          GROWTH        VALUE         INVESTMENT                  MARKETS
SMALL-CAP     U.S. EQUITY    LARGE CAP     EQUITY        EQUITY        GRADE        CORPORATE      DEBT           HIGH YIELD
EQUITY FUND   ALPHA FUND     EQUITY FUND   FUND          FUND          BOND FUND    BOND FUND      FUND           FUND
----------------------------------------------------------------------------------------------------------------------------
$  3,020,876  $ 3,080,764    $  6,983,495  $    598,317  $1,194,649    $       --   $         --   $        --    $       --
      38,238           --          27,618            23      15,889     1,042,249     11,184,120     3,501,641     4,922,063
     408,709       19,499         236,415        61,506      61,342        57,967        201,201       204,516        88,398
          --           --              --            --          --            --             --            --
          --           --              --            --          --            --             --       (43,835)           --
------------  -----------    ------------  ------------  ----------    ----------   ------------   -----------    ----------
$  3,467,823  $ 3,100,263    $  7,247,528  $    659,846  $1,271,880    $1,100,216   $ 11,385,321   $ 3,662,322    $5,010,461
------------  -----------    ------------  ------------  ----------    ----------   ------------   -----------    ----------

$     56,689  $    81,506    $    154,930  $     25,159  $    3,863    $       --   $     82,406   $    44,767    $    4,150
      94,665       48,251         117,476        10,860      22,315        10,860         70,664        32,184        24,100
      25,217       26,902          20,505        20,207      22,290        27,695         27,250        38,606        26,902
       7,935        6,397           8,132         6,199       6,348         6,199          7,141         6,297         6,396
       5,256        5,504           5,356         4,711       4,661         4,711          4,661         5,504         5,801
          --      705,772              --            --          --            --             --            --            --
      30,499        6,562          26,671         1,398       8,950         1,177         23,176         8,567         9,786
------------  -----------    ------------  ------------  ----------    ----------   ------------   -----------    ----------
     220,261      880,894         333,070        68,534      68,427        50,642        215,298       135,925        77,135
------------  -----------    ------------  ------------  ----------    ----------   ------------   -----------    ----------
     (21,509)          --          (6,375)           --     (20,125)      (30,443)       (17,708)           --       (27,342)
------------  -----------    ------------  ------------  ----------    ----------   ------------   -----------    ----------
     198,752      880,894         326,695        68,534      48,302        20,199        197,590       135,925        49,793
------------  -----------    ------------  ------------  ----------    ----------   ------------   -----------    ----------
          --       48,067              --            --          --            --             --            --            --
------------  -----------    ------------  ------------  ----------    ----------   ------------   -----------    ----------
     198,752      928,961         326,695        68,534      48,302        20,199        197,590       135,925        49,793
------------  -----------    ------------  ------------  ----------    ----------   ------------   -----------    ----------
   3,269,071    2,171,302       6,920,833       591,312   1,223,578     1,080,017     11,187,731     3,526,397     4,960,668
------------  -----------    ------------  ------------  ----------    ----------   ------------   -----------    ----------

  37,781,291    2,443,827      18,048,986    (1,845,976)  2,158,442       (10,824)    (3,132,654)    2,641,591++    (964,484)
    (623,574)          --        (171,410)           --      (8,047)      292,617             --     1,084,300            --
          --           --              --            --          --            --             --        68,764            --
          --    2,017,923              --            --          --            --             --            --            --
          --           --              --            --          --            --             --     1,320,100            --
------------  -----------    ------------  ------------  ----------    ----------   ------------   -----------    ----------
  37,157,717    4,461,750      17,877,576    (1,845,976)  2,150,395       281,793     (3,132,654)    5,114,755      (964,484)
------------  -----------    ------------  ------------  ----------    ----------   ------------   -----------    ----------

 (28,729,545)     438,637     (21,241,466)   (8,397,789)  1,955,241      (226,738)   (10,761,109)   (5,292,763)      275,524
     695,739           --          97,590            --      78,335       109,186             --       197,854            --
          --           --              --            --          --            --             --    (1,159,461)           --
          --           --              --            --          --        (5,006)            --        82,716            --
          --   (4,022,905)             --            --          --            --             --            --            --

          --           --              --            --          --            --             --      (164,735)           --
------------  -----------    ------------  ------------  ----------    ----------   ------------   -----------    ----------
 (28,033,806)  (3,584,268)    (21,143,876)   (8,397,789)  2,033,576      (122,558)   (10,761,109)   (6,336,389)      275,524
------------  -----------    ------------  ------------  ----------    ----------   ------------   -----------    ----------
   9,123,911      877,482      (3,266,300)  (10,243,765)  4,183,971       159,235    (13,893,763)   (1,221,634)     (688,960)
------------  -----------    ------------  ------------  ----------    ----------   ------------   -----------    ----------

$ 12,392,982  $ 3,048,784    $  3,654,533  $ (9,652,453) $5,407,549    $1,239,252   $ (2,706,032)  $ 2,304,763    $4,271,708
============  ===========    ============  ============  ==========    ==========   ============   ===========    ==========

--------------------------------------------------------------------------------

UBS RELATIONSHIP FUNDS--FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

                                                                                          UBS RELATIONSHIP FUNDS
Statements of operations                                            ---------------------------------------------------------------
for the period ended June 30, 2006                                  OPPORTUNISTIC      OPPORTUNISTIC
(unaudited)                                                         EMERGING MARKETS   HIGH YIELD      SHORT DURATION   U.S.
                                                                    DEBT FUND*         FUND            FUND             BOND FUND
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest .......................................................    $   15,188         $ 6,077,171     $ 3,508,083      $ 1,768,673
Affiliated interest ............................................        63,990              55,155          70,631          142,733
                                                                    ----------         -----------     -----------      -----------
TOTAL INCOME ...................................................    $   79,178         $ 6,132,326     $ 3,578,714      $ 1,911,406
                                                                    ----------         -----------     -----------      -----------
EXPENSES:
Professional services ..........................................    $   10,863         $    26,457     $    24,869      $    24,571
Administration .................................................            --              37,224              --               --
Custodian ......................................................         5,163              18,992          28,068           15,224
Trustees .......................................................           823               6,348           6,397            6,199
Shareholder reports ............................................         1,270               4,464           5,504            4,711
Other ..........................................................         1,294               9,882           4,788            6,494
                                                                    ----------         -----------     -----------      -----------
TOTAL EXPENSES .................................................        19,413             103,367          69,626           57,199
Expenses reimbursed by Advisor .................................        (7,819)            (10,341)        (33,994)         (28,505)
                                                                    ----------         -----------     -----------      -----------
NET OPERATING EXPENSES .........................................        11,594              93,026          35,632           28,694
                                                                    ----------         -----------     -----------      -----------
NET INVESTMENT INCOME ..........................................        67,584           6,039,300       3,543,082        1,882,712
                                                                    ----------         -----------     -----------      -----------
Net realized gain (loss) from:
Investments ....................................................            --          (1,877,726)       (400,126)        (646,260)
Futures contracts ..............................................            --                  --          80,670               81
Foreign currency transactions ..................................        (9,833)                 --              --               --
                                                                    ----------         -----------     -----------      -----------
Net realized loss ..............................................        (9,833)         (1,877,726)       (319,456)        (646,179)
                                                                    ----------         -----------     -----------      -----------
Change in net unrealized appreciation (depreciation) on:
Investments ....................................................       (87,484)          1,954,653        (908,128)      (1,089,494)
Futures contracts ..............................................            --                  --          13,984            6,852
Forward foreign currency contracts .............................        (7,323)                 --              --               --
Swap contracts .................................................            --                  --          (6,225)          (6,185)
                                                                    ----------         -----------     -----------      -----------
Change in net unrealized appreciation (depreciation) ...........       (94,807)          1,954,653        (900,369)      (1,088,827)
                                                                    ----------         -----------     -----------      -----------
Net realized and unrealized gain (loss) ........................      (104,640)             76,927      (1,219,825)      (1,735,006)
                                                                    ----------         -----------     -----------      -----------
Net increase (decrease) in net assets resulting from
operations .....................................................    $  (37,056)        $ 6,116,227     $ 2,323,257      $   147,706
                                                                    ==========         ===========     ===========      ===========

* For the period May 31, 2006 (commencement of operations) to June 30, 2006.

--------------------------------------------------------------------------------
144               See accompanying notes to financial statements.

UBS RELATIONSHIP FUNDS--FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

        UBS RELATIONSHIP FUNDS
--------------------------------------------------------------------------------
U.S. CASH              U.S. SECURITIZED
MANAGEMENT             MORTGAGE
PRIME FUND             FUND
--------------------------------------------------------------------------------
$        --            $ 36,143,519
 22,187,737               1,316,214
-----------            ------------
$22,187,737            $ 37,459,733
-----------            ------------

$    17,888            $     28,886
         --                 548,474
         --                 258,508
      9,372                  10,909
      7,537                   5,307
     21,666                  82,220
-----------            ------------
     56,463                 934,304
     (9,646)                     --
-----------            ------------
     46,817                 934,304
-----------            ------------
 22,140,920              36,525,429
-----------            ------------

         --              (3,110,899)
         --                      --
         --                      --
-----------            ------------
         --              (3,110,899)
-----------            ------------

         --             (18,289,149)
         --                      --
         --                      --
         --                      --
-----------            ------------
         --             (18,289,149)
-----------            ------------
         --             (21,400,048)
-----------            ------------

$22,140,920            $ 15,125,381
===========            ============

--------------------------------------------------------------------------------

UBS RELATIONSHIP FUNDS--FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

Statements of changes in net assets                                             UBS                               UBS
                                                                          GLOBAL SECURITIES              EMERGING MARKETS EQUITY
                                                                          RELATIONSHIP FUND            COMPLETION RELATIONSHIP FUND
                                                               -------------------------------------   ----------------------------
                                                               SIX MONTHS
                                                               ENDED               YEAR ENDED                 PERIOD ENDED
                                                               JUNE 30,2006        DECEMBER 31,               JUNE 30,
                                                               (UNAUDITED)         2005                       2006*
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income .......................................  $   30,195,013      $   36,545,066             $   125,448
Net realized gain (loss) ....................................      72,762,922         114,699,114                (134,348)
Change in net unrealized appreciation (depreciation) ........     (18,898,189)        (27,004,814)                 92,931
Net increase from payment by Advisor ........................              --                  --                      --
                                                               --------------      --------------             -----------
Net increase in net assets from operations ..................      84,059,746         124,239,366                  84,031
                                                               --------------      --------------             -----------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold ...................................     656,890,120         639,742,630              40,173,504
Redemption fees .............................................              --                  --                      --
Cost of shares redeemed .....................................     (55,301,927)       (157,603,492)                 (9,000)
                                                               --------------      --------------             -----------
Net increase (decrease) in net assets resulting from
capital share transactions ..................................     601,588,193         482,139,138              40,164,504
                                                               --------------      --------------             -----------
INCREASE (DECREASE) IN NET ASSETS ...........................     685,647,939         606,378,504              40,248,535
NET ASSETS, BEGINNING OF PERIOD .............................   1,866,277,095       1,259,898,591                      10
                                                               --------------      --------------             -----------
NET ASSETS, END OF PERIOD ...................................  $2,551,925,034      $1,866,277,095             $40,248,545
                                                               ==============      ==============             ===========
SHARE TRANSACTIONS:
Shares sold .................................................      21,828,776          23,106,360               4,157,714
Shares redeemed .............................................      (1,815,080)         (5,668,641)                   (974)
                                                               --------------      --------------             -----------
Net increase (decrease) in shares outstanding ...............      20,013,696          17,437,719               4,156,740
                                                               ==============      ==============             ===========

* For the period May 25, 2006 (commencement of operations) to June 30, 2006.

--------------------------------------------------------------------------------
146               See accompanying notes to financial statements.

UBS RELATIONSHIP FUNDS--FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

            UBS                                 UBS                          UBS LARGE-CAP                        UBS
   EMERGING MARKETS EQUITY              INTERNATIONAL EQUITY                 SELECT EQUITY                  SMALL-CAP EQUITY
     RELATIONSHIP FUND                    RELATIONSHIP FUND                 RELATIONSHIP FUND               RELATIONSHIP FUND
-------------------------------     ------------------------------    ----------------------------    ----------------------------
SIX MONTHS                          SIX MONTHS                        SIX MONTHS                      SIX MONTHS
ENDED            YEAR ENDED         ENDED             YEAR ENDED      ENDED           YEAR ENDED      ENDED           YEAR ENDED
JUNE 30, 2006    DECEMBER 31,       JUNE 30, 2006     DECEMBER 31,    JUNE 30, 2006   DECEMBER 31,    JUNE 30, 2006   DECEMBER 31,
(UNAUDITED)      2005              (UNAUDITED)        2005           (UNAUDITED)      2005            (UNAUDITED)     2005
----------------------------------------------------------------------------------------------------------------------------------
$   8,125,805    $   14,207,448    $  10,526,113      $  7,230,814    $   101,977     $   227,556     $  3,269,071    $  6,147,572
   78,873,722       198,008,357       16,444,853        18,502,636        712,273         575,228       37,157,717      36,514,279
  (31,152,131)      (21,698,614)      13,538,233        16,825,342       (568,383)        167,286      (28,033,806)    (16,002,600)
           --            57,789               --                --             --              --               --              --
-------------    --------------    -------------      ------------    -----------     -----------     ------------    ------------
   55,847,396       190,574,980       40,509,199        42,558,792        245,867         970,070       12,392,982      26,659,251
-------------    --------------    -------------      ------------    -----------     -----------     ------------    ------------

  254,666,455       248,123,723      350,800,000       361,200,000        600,000              --      168,822,134     133,489,564
    1,166,455         5,541,067               --                --             --              --               --              --
 (156,693,843)     (490,426,978)      (6,405,628)      (52,113,456)    (2,686,165)        (75,514)    (174,529,038)    (23,103,855)
-------------    --------------    -------------      ------------    -----------     -----------     ------------    ------------

   99,139,067      (236,762,188)     344,394,372       309,086,544     (2,086,165)        (75,514)      (5,706,904)    110,385,709
-------------    --------------    -------------      ------------    -----------     -----------     ------------    ------------
  154,986,463       (46,187,208)     384,903,571       351,645,336     (1,840,298)        894,556        6,686,078     137,044,960
  607,413,545       653,600,753      448,172,047        96,526,711     13,308,286      12,413,730      486,944,735     349,899,775
-------------    --------------    -------------      ------------    -----------     -----------     ------------    ------------
$ 762,400,008     $ 607,413,545     $833,075,618      $448,172,047    $11,467,988     $13,308,286     $493,630,813    $486,944,735
=============    ==============    =============      ============    ===========     ===========     ============    ============

   11,260,963        14,750,129       21,299,308        25,519,024         51,784              --        3,962,604       3,528,928
   (6,266,141)      (28,083,278)        (393,210)       (3,448,200)      (232,961)         (7,106)      (4,082,447)       (572,638)
-------------    --------------    -------------      ------------    -----------     -----------     ------------    ------------
    4,994,822       (13,333,149)      20,906,098        22,070,824       (181,177)         (7,106)        (119,843)      2,956,290
=============    ==============    =============      ============    ===========     ===========     ============    ============

--------------------------------------------------------------------------------

UBS RELATIONSHIP FUNDS--FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

Statements of changes in net assets                                               UBS                              UBS
                                                                            U.S. EQUITY ALPHA             U.S. LARGE CAP EQUITY
                                                                            RELATIONSHIP FUND               RELATIONSHIP FUND
                                                                      ----------------------------    -----------------------------
                                                                      SIX MONTHS                      SIX MONTHS
                                                                      ENDED           PERIOD ENDED    ENDED           YEAR ENDED
                                                                      JUNE 30, 2006   DECEMBER 31,    JUNE 30, 2006   DECEMBER 31,
                                                                      (UNAUDITED)     2005*           (UNAUDITED)     2005
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income .............................................   $  2,171,302    $    612,407    $  6,920,833    $   7,677,928
Net realized gain (loss) ..........................................      4,461,750         349,831      17,877,576       28,714,894
Change in net unrealized appreciation (depreciation) ..............     (3,584,268)      7,372,104     (21,143,876)      19,865,965
                                                                      ------------    ------------    ------------    -------------
Net increase (decrease) in net assets from operations .............      3,048,784       8,334,342       3,654,533       56,258,787
                                                                      ------------    ------------    ------------    -------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold .........................................    210,025,000     189,700,000     387,115,450      629,014,704
Cost of shares redeemed ...........................................       (214,439)        (12,631)   (296,161,475)    (170,417,264)
                                                                      ------------    ------------    ------------    -------------
Net increase (decrease) in net assets resulting from
capital share transactions  .......................................    209,810,561     189,687,369      90,953,975      458,597,440
                                                                      ------------    ------------    ------------    -------------
INCREASE (DECREASE) IN NET ASSETS .................................    212,859,345     198,021,711      94,608,508      514,856,227
NET ASSETS, BEGINNING OF PERIOD  ..................................    198,021,711              --     626,253,312      111,397,085
                                                                      ------------    ------------    ------------    -------------
NET ASSETS, END OF PERIOD .........................................   $410,881,056    $198,021,711    $720,861,820    $ 626,253,312
                                                                      ============    ============    ============    =============

SHARE TRANSACTIONS:
Shares sold  ......................................................     19,652,790      18,793,636      21,005,519       37,849,158
Shares redeemed  ..................................................        (19,727)         (1,206)    (16,440,421)      (9,788,659)
                                                                      ------------    ------------    ------------    -------------
Net increase (decrease) in shares outstanding .....................     19,633,063      18,792,430       4,565,098       28,060,499
                                                                      ============    ============    ============    =============

* For the period September 20, 2005 (commencement of operations) to December 31, 2005.
** For the period November 7, 2005 (commencement of operations) to December 31, 2005.
*** For the period December 6, 2005 (commencement of operations) to
    December 31, 2005.

--------------------------------------------------------------------------------
148               See accompanying notes to financial statements.

UBS RELATIONSHIP FUNDS--FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

            UBS                                       UBS                                   UBS
 U.S. LARGE CAP GROWTH EQUITY              U.S. LARGE-CAP VALUE EQUITY            ABSOLUTE RETURN INVESTMENT
      RELATIONSHIP FUND                         RELATIONSHIP FUND                GRADE BOND RELATIONSHIP FUND
------------------------------           ------------------------------         ------------------------------
SIX MONTHS                               SIX MONTHS                             SIX MONTHS
ENDED             PERIOD ENDED           ENDED             YEAR ENDED           ENDED             PERIOD ENDED
JUNE 30, 2006     DECEMBER 31,           JUNE 30, 2006     DECEMBER 31,         JUNE 30, 2006     DECEMBER 31,
(UNAUDITED)       2005**                 (UNAUDITED)       2005                 (UNAUDITED)       2005***
--------------------------------------------------------------------------------------------------------------
$    591,312      $    82,396            $  1,223,578      $  2,365,420         $ 1,080,017       $   120,504
  (1,845,976)        (115,651)              2,150,395         6,842,381             281,793               183
  (8,397,789)       2,301,259               2,033,576         2,119,053            (122,558)          (17,758)
------------      -----------            ------------      ------------         -----------       -----------
  (9,652,453)       2,268,004               5,407,549        11,326,854           1,239,252           102,929
------------      -----------            ------------      ------------         -----------       -----------

  99,000,000       74,627,277                      --         3,840,000                  --        40,000,010
          --               --              (6,487,968)      (10,711,590)                 --                --
------------      -----------            ------------      ------------         -----------       -----------

  99,000,000       74,627,277              (6,487,968)       (6,871,590)                 --        40,000,010
------------      -----------            ------------      ------------         -----------       -----------
  89,347,547       76,895,281              (1,080,419)        4,455,264           1,239,252        40,102,939
  76,895,281               --             114,545,658       110,090,394          40,102,939                --
------------      -----------            ------------      ------------         -----------       -----------
$166,242,828      $76,895,281            $113,465,239      $114,545,658         $41,342,191       $40,102,939
============      ===========            ============      ============         ===========       ===========

   9,531,235        7,425,997                      --           223,433                  --         4,000,001
          --               --                (344,174)         (638,368)                 --                --
------------      -----------            ------------      ------------         -----------       -----------
   9,531,235        7,425,997                (344,174)         (414,935)                 --         4,000,001
============      ===========            ============      ============         ===========       ===========

--------------------------------------------------------------------------------

UBS RELATIONSHIP FUNDS--FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

Statements of changes in net assets                                              UBS                             UBS
                                                                            CORPORATE BOND               EMERGING MARKETS DEBT
                                                                           RELATIONSHIP FUND               RELATIONSHIP FUND
                                                                      ----------------------------    -----------------------------
                                                                      SIX MONTHS                      SIX MONTHS
                                                                      ENDED           YEAR ENDED      ENDED           YEAR ENDED
                                                                      JUNE 30, 2006   DECEMBER 31,    JUNE 30, 2006   DECEMBER 31,
                                                                      (UNAUDITED)     2005            (UNAUDITED)     2005
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income .........................................       $ 11,187,731    $ 15,415,361    $  3,526,397    $  6,684,310
Net realized gain (loss) ......................................         (3,132,654)       (918,845)      5,114,755       9,581,823
Change in net unrealized appreciation (depreciation)...........        (10,761,109)     (9,371,425)     (6,336,389)     (2,304,662)
Net increase from payment by Advisor ..........................                 --              --              --             341
                                                                      ------------    ------------    ------------    ------------
Net increase (decrease) in net assets from operations .........         (2,706,032)      5,125,091       2,304,763      13,961,812
                                                                      ------------    ------------    ------------    ------------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold .....................................        124,085,000     140,554,330      36,100,341       6,468,253
Redemption fees ...............................................                 --              --         179,602          32,343
Cost of shares redeemed .......................................        (85,445,000)    (69,787,000)    (28,385,549)    (23,921,609)
                                                                      ------------    ------------    ------------    ------------
Net increase (decrease) in net assets resulting from
capital share transactions ....................................         38,640,000      70,767,330       7,894,394     (17,421,013)
                                                                      ------------    ------------    ------------    ------------
INCREASE (DECREASE) IN NET ASSETS .............................         35,933,968      75,892,421      10,199,157      (3,459,201)
NET ASSETS, BEGINNING OF PERIOD ...............................        365,674,673     289,782,252     106,583,412     110,042,613
                                                                      ------------    ------------    ------------    ------------
NET ASSETS, END OF PERIOD .....................................       $401,608,641    $365,674,673    $116,782,569    $106,583,412
                                                                      ============    ============    ============    ============

SHARE TRANSACTIONS:
Shares sold ...................................................         11,154,930      12,797,301         591,288         110,611
Shares redeemed ...............................................         (7,706,845)     (6,334,454)       (468,503)       (450,252)
                                                                      ------------    ------------    ------------    ------------
Net increase (decrease) in shares outstanding .................          3,448,085       6,462,847         122,785        (339,641)
                                                                      ============    ============    ============    ============

* For the period May 31, 2006 (commencement of operations) to June 30, 2006.

--------------------------------------------------------------------------------
150               See accompanying notes to financial statements.

UBS RELATIONSHIP FUNDS--FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

             UBS                        UBS OPPORTUNISTIC                    UBS OPPORTUNISTIC
          HIGH YIELD                  EMERGING MARKETS DEBT                     HIGH YIELD
      RELATIONSHIP FUND                 RELATIONSHIP FUND                    RELATIONSHIP FUND
------------------------------        ----------------------         ---------------------------------
SIX MONTHS                                                           SIX MONTHS
ENDED             YEAR ENDED               PERIOD ENDED              ENDED              YEAR ENDED
JUNE 30, 2006     DECEMBER 31,             JUNE 30,                  JUNE 30, 2006      DECEMBER 31,
(UNAUDITED)       2005                     2006*                     (UNAUDITED)        2005
------------------------------------------------------------------------------------------------------
$  4,960,668      $  13,218,015            $    67,584               $  6,039,300       $  8,411,586
    (964,484)         1,100,265                 (9,833)                (1,877,726)        (1,544,807)
     275,524         (8,526,136)               (94,807)                 1,954,653         (4,160,432)
          --                 --                     --                         --                 --
------------      -------------            -----------               ------------       ------------
   4,271,708          5,792,144                (37,056)                 6,116,227          2,706,347
------------      -------------            -----------               ------------       ------------

   6,075,000        127,479,354             30,235,010                 36,102,570         77,051,988
          --                 --                     --                         --                 --
    (890,046)      (171,104,404)                (2,000)               (60,564,648)        (2,109,564)
------------      -------------            -----------               ------------       ------------

   5,184,954        (43,625,050)            30,233,010                (24,462,078)        74,942,424
------------      -------------            -----------               ------------       ------------
   9,456,662        (37,832,906)            30,195,954                (18,345,851)        77,648,771
 103,624,774        141,457,680                     --                144,832,418         67,183,647
------------      -------------            -----------               ------------       ------------
$113,081,436      $ 103,624,774            $30,195,954               $126,486,567       $144,832,418
============      =============            ===========               ============       ============

     312,995          6,927,337              3,024,483                  2,921,692          6,522,303
     (45,052)        (9,028,278)                  (201)                (4,880,341)          (184,170)
------------      -------------            -----------               ------------       ------------
     267,943         (2,100,941)             3,024,282                 (1,958,649)         6,338,133
============      =============            ===========               ============       ============

--------------------------------------------------------------------------------

UBS RELATIONSHIP FUNDS--FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

Statements of changes in net assets

                                                                              UBS                            UBS
                                                                          SHORT DURATION                   U.S. BOND
                                                                        RELATIONSHIP FUND              RELATIONSHIP FUND
                                                                  -----------------------------   -----------------------------
                                                                  SIX MONTHS                      SIX MONTHS
                                                                  ENDED            PERIOD ENDED   ENDED            YEAR ENDED
                                                                  JUNE 30, 2006    DECEMBER 31,   JUNE 30, 2006    DECEMBER 31,
                                                                  (UNAUDITED)      2005*          (UNAUDITED)      2005
-------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income .........................................   $  3,543,082     $  2,145,699   $ 1,882,712     $  3,988,409
Net realized loss .............................................       (319,456)         (41,434)     (646,179)        (257,332)
Change in net unrealized depreciation .........................       (900,369)        (799,115)   (1,088,827)      (1,472,513)
                                                                  ------------     ------------   -----------     ------------
Net increase in net assets from operations ....................      2,323,257        1,305,150       147,706        2,258,564
                                                                  ------------     ------------   -----------     ------------
DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income ......................             --               --            --               --
                                                                  ------------     ------------   -----------     ------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold .....................................     10,700,000      142,296,490            --               --
Dividends issued on reinvestment of distributions .............             --               --            --               --
Cost of shares redeemed .......................................     (3,845,000)              --    (8,065,000)     (15,795,456)
                                                                  ------------     ------------   -----------     ------------
Net increase (decrease) in net assets resulting from
capital share transactions ....................................      6,855,000      142,296,490    (8,065,000)     (15,795,456)
                                                                  ------------     ------------   -----------     ------------
INCREASE (DECREASE) IN NET ASSETS .............................      9,178,257      143,601,640    (7,917,294)     (13,536,892)
NET ASSETS, BEGINNING OF PERIOD ...............................    143,601,640               --    83,074,129       96,611,021
                                                                  ------------     ------------   -----------     ------------
NET ASSETS, END OF PERIOD .....................................   $152,779,897     $143,601,640   $75,156,835     $ 83,074,129
                                                                  ============     ============   ===========     ============
SHARE TRANSACTIONS:
Shares sold ...................................................      1,049,295       14,231,286            --               --
Shares issued on reinvestment of distributions ................             --               --            --               --
Shares redeemed ...............................................       (375,507)              --      (547,367)      (1,095,717)
                                                                  ------------     ------------   -----------     ------------
Net increase (decrease) in shares outstanding .................        673,788       14,231,286      (547,367)      (1,095,717)
                                                                  ============     ============   ===========     ============

* For the period August 23, 2005 (commencement of operations) to December 31, 2005.

--------------------------------------------------------------------------------
152              See accompanying notes to financial statements.

UBS RELATIONSHIP FUNDS--FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

                                                                          UBS                                    UBS
                                                               U.S. CASH MANAGEMENT PRIME            U.S. SECURITIZED MORTGAGE
                                                                    RELATIONSHIP FUND                    RELATIONSHIP FUND
                                                             -------------------------------      --------------------------------
                                                             SIX MONTHS                           SIX MONTHS
                                                             ENDED             YEAR ENDED         ENDED              YEAR ENDED
                                                             JUNE 30, 2006     DECEMBER 31,       JUNE 30, 2006      DECEMBER 31,
                                                             (UNAUDITED)       2005*              (UNAUDITED)        2005
----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income ....................................   $    22,140,920   $    25,678,336    $   36,525,429    $   52,248,313
Net realized loss ........................................                --                --        (3,110,899)       (1,646,478)
Change in net unrealized depreciation ....................                --                --       (18,289,149)      (28,373,868)
                                                             ---------------   ---------------    --------------    --------------
Net increase in net assets from operations ...............        22,140,920        25,678,336        15,125,381        22,227,967
                                                             ---------------   ---------------    --------------    --------------
DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income .................       (22,140,920)      (25,678,336)               --                --
                                                             ---------------   ---------------    --------------    --------------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold ................................     2,233,409,320     4,525,196,177       404,228,000       372,188,256
Dividends issued on reinvestment of distributions ........           858,681         1,354,262                --                --
Cost of shares redeemed ..................................    (2,460,463,924)   (4,103,730,143)     (198,228,976)      (89,223,135)
                                                             ---------------   ---------------    --------------    --------------

Net increase (decrease) in net assets resulting from
capital share transactions ...............................      (226,195,923)      422,820,296       205,999,024       282,965,121
                                                             ---------------   ---------------    --------------    --------------

INCREASE (DECREASE) IN NET ASSETs ........................      (226,195,923)      422,820,296       221,124,405       305,193,088
NET ASSETS, BEGINNING OF PERIOd ..........................       962,998,727       540,178,431     1,281,784,989       976,591,901
                                                             ---------------   ---------------    --------------    --------------
NET ASSETS, END OF PERIOd ................................   $   736,802,804   $   962,998,727    $1,502,909,394    $1,281,784,989
                                                             ===============   ===============    ==============    ==============

SHARE TRANSACTIONS:
Shares sold ..............................................     2,233,409,320     4,525,196,177        33,640,281        31,437,359
Shares issued on reinvestment of distributions ...........           858,681         1,354,262                --                --
Shares redeemed ..........................................    (2,460,463,924)   (4,103,730,143)      (16,459,163)       (7,513,094)
                                                             ---------------   ---------------    --------------    --------------
Net increase (decrease) in shares outstanding ............      (226,195,923)      422,820,296        17,181,118        23,924,265
                                                             ===============   ===============    ==============    ==============

--------------------------------------------------------------------------------

UBS RELATIONSHIP FUNDS--FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented

                                                        SIX MONTHS ENDED                   YEAR ENDED DECEMBER 31,
                                                        JUNE 30, 2006    --------------------------------------------------------
UBS GLOBAL SECURITIES RELATIONSHIP FUND                 (UNAUDITED)      2005         2004         2003      2002        2001
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ................   $  29.3766       $  27.3346   $  23.7133   $18.2484  $18.6799    $18.0599
                                                        ----------       ----------   ----------   --------  --------    --------
Income (loss) from investment operations:
Net investment income ...............................       0.3867*          0.6670*      0.5572*    0.4388*   0.3954*     0.4154*
Net realized and unrealized gain (loss)..............       0.7829           1.3750       3.0641     5.0261   (0.8269)     0.2046
                                                        ----------       ----------   ----------   --------  --------    --------
Total income (loss) from investment operations ......       1.1696           2.0420       3.6213     5.4649   (0.4315)     0.6200
                                                        ----------       ----------   ----------   --------  --------    --------
Net asset value, end of period ......................   $  30.5462       $  29.3766   $  27.3346   $23.7133  $18.2484    $18.6799
                                                        ==========       ==========   ==========   ========  ========    ========
Total investment return@ ............................         3.98%            7.47%       15.27%     29.95%    (2.31)%      3.42%
Ratios/Supplemental data:
Net assets, end of period (in 000's) ................   $2,551,925       $1,866,277   $1,259,899   $952,538  $660,951    $551,532
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credit ....       0.0998%+         0.0875%      0.0875%    0.0880%     0.08%       0.05%
After expense reimbursement and earnings credit .....       0.0998%+         0.0875%      0.0875%    0.0875%     0.07%       0.05%
Ratio of net investment income to average net assets:
Before expense reimbursement and earnings credit ....         2.56%+           2.39%        2.26%      2.16%     2.14%       2.30%
After expense reimbursement and earnings credit .....         2.56%+           2.39%        2.26%      2.16%     2.15%       2.30%
Portfolio turnover rate .............................           42%              92%          71%        67%      100%         91%
---------------------------------------------------------------------------------------------------------------------------------

                                                        PERIOD ENDED
UBS EMERGING MARKETS EQUITY COMPLETION                  JUNE 30, 2006**
RELATIONSHIP FUND                                       (UNAUDITED)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ................   $10.0000
                                                        --------
Income (loss) from investment operations:
Net investment income ...............................     0.0501*
Net realized and unrealized gain (loss) .............    (0.3674)
                                                        --------
Total income (loss) from investment operations ......    (0.3173)
                                                        --------
Net asset value, end of period ......................   $ 9.6827
                                                        ========
Total investment return@ ............................      (3.18)%
Ratios/Supplemental data:
Net assets, end of period (in 000's) ................   $ 40,249
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credit ....     1.1050%+
After expense reimbursement and earnings credit .....     0.5000%+
Ratio of net investment income to average net assets:
Before expense reimbursement and earnings credit ....       4.79%+
After expense reimbursement and earnings credit .....       5.39%+
Portfolio turnover rate .............................          3%
---------------------------------------------------------------------------------------------------------------------------------

* The net investment income per share data was determined by using average shares outstanding throughout the period.

**  For the period May 25, 2006 (commencement of operations) to June 30, 2006.

@ Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.

+   Annualized.

--------------------------------------------------------------------------------
154                See accompanying notes to financial statements.

UBS RELATIONSHIP FUNDS--FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented

                                                        SIX MONTHS ENDED                   YEAR ENDED DECEMBER 31,
                                                        JUNE 30, 2006    --------------------------------------------------------
UBS EMERGING MARKETS EQUITY RELATIONSHIP FUND           (UNAUDITED)      2005         2004         2003      2002        2001
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ................   $21.7887         $15.8600     $12.3568     $ 7.9516  $ 8.2645    $ 8.2869
                                                        --------         --------     --------     --------  --------    --------
Income (loss) from investment operations:
Net investment income ...............................     0.3012*          0.4202*      0.2802*      0.2196*   0.1275*     0.1770*
Net realized and unrealized gain (loss) .............     1.1029           5.5068       3.1578       4.1119   (0.4404)    (0.1994)
                                                        --------         --------     --------     --------  --------    --------
Total income (loss) from investment operations ......     1.4041           5.9270       3.4380       4.3315   (0.3129)    (0.0224)
                                                        --------         --------     --------     --------  --------    --------
Redemption fees .....................................         --               --       0.0652       0.0737        --          --
                                                        --------         --------     --------     --------  --------    --------
Net increase from payments by affiliates ............         --           0.0017           --           --        --          --
                                                        --------         --------     --------     --------  --------    --------
Net asset value, end of period ......................   $23.1928         $21.7887     $15.8600     $12.3568  $ 7.9516    $ 8.2645
                                                        ========         ========     ========     ========  ========    ========
Total investment return@ ............................       6.44%           37.38%#      28.35%       55.40%    (3.79)%     (0.27)%
Ratios/Supplemental data:
Net assets, end of period (in 000's) ................   $762,400         $607,414     $653,601     $372,034  $208,990    $260,670
Ratio of expenses to average net assets .............     0.3330%+         0.3558%      0.3263%      0.4500%     0.42%       0.40%
Ratio of net investment income to
   average net assets ...............................       2.53%+           2.39%        2.11%        2.28%     1.51%       1.93%
Portfolio turnover rate .............................         36%              79%          45%          62%       61%         61%
---------------------------------------------------------------------------------------------------------------------------------

                                                        SIX MONTHS ENDED                  YEAR ENDED DECEMBER 31,
                                                        JUNE 30, 2006    --------------------------------------------------------
UBS INTERNATIONAL EQUITY RELATIONSHIP FUND              (UNAUDITED)      2005         2004         2003      2002        2001
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ................   $15.5025         $14.1144     $11.9125     $ 8.9083  $10.0597    $11.6827
                                                        --------         --------     --------     --------  --------    --------
Income (loss) from investment operations:
Net investment income ...............................     0.2692*          0.3261*      0.2902*      0.2351*   0.1993*     0.2256
Net realized and unrealized gain (loss) .............     0.9514           1.0620       1.9117       2.7691   (1.3507)    (1.8486)
                                                        --------         --------     --------     --------  --------    --------
Total income (loss) from investment operations ......     1.2206           1.3881       2.2019       3.0042   (1.1514)    (1.6230)
                                                        --------         --------     --------     --------  --------    --------
Net asset value, end of period ......................   $16.7231         $15.5025     $14.1144     $11.9125  $ 8.9083    $10.0597
                                                        ========         ========     ========     ========  ========    ========
Total investment return@ ............................       7.88%            9.84%       18.48%       33.72%   (11.45)%    (13.89)%
Ratios/Supplemental data:
Net assets, end of period (in 000's) ................   $833,076         $448,172      $96,527      $95,947   $80,544     $62,609
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credit ....     0.1083%+         0.1428%      0.1925%      0.1754%     0.13%       0.10%
After expense reimbursement and earnings credit .....     0.1083%+         0.0900%      0.0900%      0.0900%     0.08%       0.06%
Ratio of net investment income to average net assets:
Before expense reimbursement and earnings credit ....       3.27%+           2.21%        2.24%        2.35%     2.09%       2.04%
After expense reimbursement and earnings credit .....       3.27%+           2.27%        2.34%        2.44%     2.14%       2.08%
Portfolio turnover rate .............................         34%              97%          44%          46%       51%         85%
---------------------------------------------------------------------------------------------------------------------------------

* The net investment income per share data was determined by using average shares outstanding throughout the period.
@ Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.
+   Annualized.
# During the fiscal year ended December 31, 2005, the Fund's total return included a reimbursement by the investment manager for amounts relating to a trading error that had no impact on the total return.

--------------------------------------------------------------------------------
               See accompanying notes to financial statements.               155

UBS RELATIONSHIP FUNDS--FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented

                                                        SIX MONTHS ENDED                 YEAR ENDED DECEMBER 31,
                                                        JUNE 30, 2006    --------------------------------------------------------
UBS LARGE-CAP SELECT EQUITY RELATIONSHIP FUND           (UNAUDITED)      2005         2004         2003      2002        2001
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ................   $11.3839         $10.5546     $ 9.1924      $7.1106   $8.4750     $8.4771
                                                        --------         --------     --------      -------   -------     -------
Income (loss) from investment operations:
Net investment income ...............................     0.1002*          0.1942*      0.1989*      0.1560*   0.1443*     0.1431*
Net realized and unrealized gain (loss) .............     0.1248           0.6351       1.1633       1.9258   (1.5087)    (0.1452)
                                                        --------         --------     --------      -------   -------     -------
Total income (loss) from investment operations ......     0.2250           0.8293       1.3622       2.0818   (1.3644)    (0.0021)
                                                        --------         --------     --------      -------   -------     -------
Net asset value, end of period ......................   $11.6089         $11.3839     $10.5546      $9.1924   $7.1106     $8.4750
                                                        ========         ========     ========      =======   =======     =======
Total investment return@ ............................       1.97%            7.86%       14.82%       29.28%   (16.10)%     (0.02)%
Ratios/Supplemental data:
Net assets, end of period (in 000's) ................    $11,468          $13,308      $12,414      $14,646   $11,381     $13,701
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credit ....     0.6255%+         0.5409%      0.6834%      0.3177%     0.16%       0.13%
After expense reimbursement and earnings credit .....     0.0829%+         0.0475%      0.0475%      0.0475%     0.02%       0.01%
Ratio of net investment income to average net assets:
Before expense reimbursement and earnings credit ....       1.19%+           1.31%        1.45%        1.71%     1.67%       1.43%
After expense reimbursement and earnings credit .....       1.73%+           1.81%        2.09%        1.98%     1.81%       1.55%
Portfolio turnover rate .............................         19%              30%          35%          26%       41%         50%
---------------------------------------------------------------------------------------------------------------------------------

                                                        SIX MONTHS ENDED                  YEAR ENDED DECEMBER 31,
                                                        JUNE 30, 2006    --------------------------------------------------------
UBS SMALL-CAP EQUITY RELATIONSHIP FUND                  (UNAUDITED)      2005         2004         2003      2002        2001
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ................   $41.0610         $39.3024     $32.9924     $23.9103  $24.9640    $21.3920
                                                        --------         --------     --------     --------  --------    --------
Income (loss) from investment operations:
Net investment income ...............................     0.2775*          0.5270*      0.4745*      0.4642*   1.9606      0.3903*
Net realized and unrealized gain (loss) .............     0.7112           1.2316       5.8355       8.6179   (3.0143)     3.1817
                                                        --------         --------     --------     --------  --------    --------
Total income (loss) from investment operations ......     0.9887           1.7586       6.3100       9.0821   (1.0537)     3.5720
                                                        --------         --------     --------     --------  --------    --------
Net asset value, end of period ......................   $42.0497         $41.0610     $39.3024     $32.9924  $23.9103    $24.9640
                                                        ========         ========     ========     ========  ========    ========
Total investment return@ ............................       2.42%            4.48%       19.13%       37.98%    (4.22)%     16.70%
Ratios/Supplemental data:
Net assets, end of period (in 000's) ................   $493,631         $486,945     $349,900     $287,971  $136,446    $174,710
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credit ....     0.0871%+         0.0547%      0.0705%      0.0682%     0.05%       0.02%
After expense reimbursement and earnings credit .....     0.0786%+         0.0375%      0.0375%      0.0375%     0.02%       0.00%
Ratio of net investment income to average net assets:
Before expense reimbursement and earnings credit ....       1.28%+           1.34%        1.33%        1.65%     1.60%       1.67%
After expense reimbursement and earnings credit .....       1.29%+           1.35%        1.36%        1.68%     1.63%       1.69%
Portfolio turnover rate .............................         38%              63%          58%          62%       82%         76%
---------------------------------------------------------------------------------------------------------------------------------

* The net investment income per share data was determined by using average shares outstanding throughout the period.
@ Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.
+   Annualized.

--------------------------------------------------------------------------------
156                See accompanying notes to financial statements.

UBS RELATIONSHIP FUNDS--FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented

                                                                               SIX MONTHS ENDED PERIOD ENDED
                                                                               JUNE 30, 2006    DECEMBER 31,
UBS U.S. EQUITY ALPHA RELATIONSHIP FUND                                        (UNAUDITED)      2005**
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ..........................                $10.5373         $10.0000
                                                                               --------         --------
Income (loss) from investment operations:
Net investment income .........................................                  0.0797*          0.0391*
Net realized and unrealized gain ..............................                  0.0759           0.4982
                                                                               --------         --------
Total income from investment operations .......................                  0.1556           0.5373
                                                                               --------         --------
Net asset value, end of period ................................                $10.6929         $10.5373
                                                                               ========         ========
Total investment return@ ......................................                    1.46%            5.37%
Ratios/Supplemental data:
Net assets, end of period (in 000's) ..........................                $410,881         $198,022
Ratio of expenses to average net assets
Before interest and dividend expense for securities sold short                   0.1210%+         0.2230%+
After interest and dividend expense for securities sold short                    0.6417%+         1.6836%+
Ratio of net investment income to average net assets
Before interest and dividend expense for securities sold short                     2.02%+           2.82%+
After interest and dividend expense for securities sold short                      1.50%+           1.36%+
Portfolio turnover rate .......................................                      27%              36%
---------------------------------------------------------------------------------------------------------------------------------

                                                        SIX MONTHS ENDED                   YEAR ENDED DECEMBER 31,
                                                        JUNE 30, 2006    --------------------------------------------------------
UBS U.S. LARGE CAP EQUITY RELATIONSHIP FUND             (UNAUDITED)      2005         2004         2003      2002        2001
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ................   $17.9505         $16.3164     $14.2420     $10.8884  $12.8484    $12.4626
                                                        --------         --------     --------     --------  --------    --------
Income (loss) from investment operations:
Net investment income ...............................     0.1486*          0.2885*      0.2845*      0.2126*   0.2085*     0.1913*
Net realized and unrealized gain (loss) .............     0.1723           1.3456       1.7899       3.1410   (2.1685)     0.1945
                                                        --------         --------     --------     --------  --------    --------
Total income (loss) from investment operations ......     0.3209           1.6341       2.0744       3.3536   (1.9600)     0.3858
                                                        --------         --------     --------     --------  --------    --------
Net asset value, end of period ......................   $18.2714         $17.9505     $16.3164     $14.2420  $10.8884    $12.8484
                                                        ========         ========     ========     ========  ========    ========
Total investment return@ ............................       1.79%           10.02%       14.57%       30.80%   (15.26)%      3.10%
Ratios/Supplemental data:
Net assets, end of period (in 000's) ................   $720,862         $626,253     $111,397     $ 65,756  $ 49,905    $ 49,512
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credit ....     0.0784%+         0.0752%      0.1236%      0.1231%     0.09%       0.05%
After expense reimbursement and earnings credit .....     0.0769%+         0.0475%      0.0475%      0.0475%     0.03%       0.01%
Ratio of net investment income to average net assets:
Before expense reimbursement and earnings credit ....       1.63%+           1.68%        1.86%        1.76%     1.70%       1.50%
After expense reimbursement and earnings credit .....       1.63%+           1.71%        1.94%        1.84%     1.76%       1.54%
Portfolio turnover rate .............................         48%              85%          52%          46%       45%         45%
---------------------------------------------------------------------------------------------------------------------------------

* The net investment income per share data was determined by using average shares outstanding throughout the period.
** For the period September 20, 2005 (commencement of operations) to December 31, 2005.
@ Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.
+   Annualized.

--------------------------------------------------------------------------------
               See accompanying notes to financial statements.               157

UBS RELATIONSHIP FUNDS--FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented

                                                        SIX MONTHS ENDED PERIOD ENDED
                                                        JUNE 30, 2006    DECEMBER 31,
UBS U.S. LARGE CAP GROWTH EQUITY RELATIONSHIP FUND      (UNAUDITED)      2005**
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ................   $10.3549         $10.0000
                                                        --------         --------
Income (loss) from investment operations:
Net investment income ...............................     0.0464*          0.0120*
Net realized and unrealized gain (loss) .............    (0.5976)          0.3429
                                                        --------         --------
Total income (loss) from investment operations ......    (0.5512)          0.3549
                                                        --------         --------
Net asset value, end of period ......................   $ 9.8037         $10.3549
                                                        ========         ========
Total investment return@ ............................      (5.32)%           3.55%
Ratios/Supplemental data:
Net assets, end of period (in 000's) ................   $166,243         $ 76,895
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credit ....     0.1051%+         0.3462%+
After expense reimbursement and earnings credit .....     0.1051%+         0.1200%+
Ratio of net investment income to average net assets:
Before expense reimbursement and earnings credit ....       0.91%+           0.56%+
After expense reimbursement and earnings credit .....       0.91%+           0.78%+
Portfolio turnover rate .............................         43%              10%
---------------------------------------------------------------------------------------------------------------------------------

                                                        SIX MONTHS ENDED                   YEAR ENDED DECEMBER 31,
                                                        JUNE 30, 2006    --------------------------------------------------------
UBS U.S. LARGE-CAP VALUE EQUITY RELATIONSHIP FUND       (UNAUDITED)      2005         2004         2003      2002        2001
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ................   $18.0696         $16.2998     $14.1723     $10.7950  $12.6885    $12.2579
                                                        --------         --------     --------     --------  --------    --------
Income (loss) from investment operations:
Net investment income ...............................     0.1979*          0.3644*      0.3054*      0.2736*   0.3804      0.2155
Net realized and unrealized gain (loss) .............     0.6592           1.4054       1.8221       3.1037   (2.2739)     0.2151
                                                        --------         --------     --------     --------  --------    --------
Total income (loss) from investment operations ......     0.8571           1.7698       2.1275       3.3773   (1.8935)     0.4306
                                                        --------         --------     --------     --------  --------    --------
Net asset value, end of period ......................   $18.9267         $18.0696     $16.2998     $14.1723  $10.7950    $12.6885
                                                        ========         ========     ========     ========  ========    ========
Total investment return@ ............................       4.74%           10.86%       15.01%       31.29%   (14.92)%      3.51%
Ratios/Supplemental data:
Net assets, end of period (in 000's) ................   $113,465         $114,546     $110,090     $108,536  $ 91,019    $120,409
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credit ....     0.1186%+         0.0961%      0.1222%      0.0847%     0.06%       0.02%
After expense reimbursement and earnings credit .....     0.0837%+         0.0475%      0.0475%      0.0475%     0.03%       0.01%
Ratio of net investment income to average net assets:
Before expense reimbursement and earnings credit ....       2.09%+           2.12%        2.00%        2.26%     2.16%       1.92%
After expense reimbursement and earnings credit .....       2.12%+           2.17%        2.07%        2.30%     2.19%       1.93%
Portfolio turnover rate .............................         10%              35%          42%          26%       33%         48%
---------------------------------------------------------------------------------------------------------------------------------

* The net investment income per share data was determined by using average shares outstanding throughout the period.
** For the period November 7, 2005 (commencement of operations) to December 31, 2005.
@ Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.
+   Annualized.

--------------------------------------------------------------------------------
158               See accompanying notes to financial statements.

UBS RELATIONSHIP FUNDS--FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented

                                                        SIX MONTHS ENDED PERIOD ENDED
UBS ABSOLUTE RETURN INVESTMENT                          JUNE 30, 2006    DECEMBER 31,
GRADE BOND RELATIONSHIP FUND                            (UNAUDITED)      2005**
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ................   $10.0257         $10.0000
                                                        --------         --------
Income from investment operations:
Net investment income ...............................     0.2700*          0.0301*
Net realized and unrealized gain (loss) .............     0.0398          (0.0044)
                                                        --------         --------
Total income from investment operations .............     0.3098           0.0257
                                                        --------         --------
Net asset value, end of period ......................   $10.3355         $10.0257
                                                        ========         ========
Total investment return@ ............................       3.09%            0.26%
Ratios/Supplemental data:
Net assets, end of period (in 000's) ................   $ 41,342         $ 40,103
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credit ....     0.2507%+         1.3698%+
After expense reimbursement and earnings credit .....     0.1000%+         0.1000%+
Ratio of net investment income to average net assets:
Before expense reimbursement and earnings credit ....       5.20%+           3.12%+
After expense reimbursement and earnings credit .....       5.35%+           4.39%+
Portfolio turnover rate .............................         21%            0.29%+
---------------------------------------------------------------------------------------------------------------------------------

                                                        SIX MONTHS ENDED       YEAR ENDED DECEMBER 31,
                                                        JUNE 30, 2006    ----------------------------------
UBS CORPORATE BOND RELATIONSHIP FUND                    (UNAUDITED)      2005         2004         2003***
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ................   $11.1079         $10.9528     $10.3252     $10.0000
                                                        --------         --------     --------     --------
Income (loss) from investment operations:
Net investment income ...............................     0.3113*          0.5503*      0.5067*      0.1397*
Net realized and unrealized gain (loss) .............    (0.3764)         (0.3952)      0.1209       0.1855
                                                        --------         --------     --------     --------
Total income (loss) from investment operations ......    (0.0651)          0.1551       0.6276       0.3252
                                                        --------         --------     --------     --------
Net asset value, end of period ......................   $11.0428         $11.1079     $10.9528     $10.3252
                                                        ========         ========     ========     ========
Total investment return@ ............................      (0.59)%           1.42%        6.08%        3.25%
Ratios/Supplemental data:
Net assets, end of period (in 000's) ................   $401,609         $365,675     $289,782     $250,099
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credit ....     0.1090%+         0.1000%      0.1000%      0.0798%
After expense reimbursement and earnings credit .....     0.1000%+         0.1000%      0.1000%      0.0798%
Ratio of net investment income to average net assets:
Before expense reimbursement and earnings credit ....       5.65%+           4.99%      4.8000%      4.6400%
After expense reimbursement and earnings credit .....       5.66%+           4.99%      4.8000%      4.6400%
Portfolio turnover rate .............................         27%              39%          45%           4%
---------------------------------------------------------------------------------------------------------------------------------

* The net investment income per share data was determined by using average shares outstanding throughout the period.
** For the period December 6, 2005 (commencement of operations) to December 31, 2005.
*** For the period September 15, 2003 (commencement of operations) to
    December 31, 2003.
@ Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.
+   Annualized.

--------------------------------------------------------------------------------
             See accompanying notes to financial statements.                 159

UBS RELATIONSHIP FUNDS--FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented

                                                        SIX MONTHS ENDED                   YEAR ENDED DECEMBER 31,
                                                        JUNE 30, 2006    --------------------------------------------------------
UBS EMERGING MARKETS DEBT RELATIONSHIP FUND             (UNAUDITED)      2005         2004         2003      2002        2001
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ................   $58.5011         $50.9092     $43.3907     $33.7362  $29.9417    $27.0205
                                                        --------         --------     --------     --------  --------    --------
Income (loss) from investment operations:
Net investment income ...............................     1.7903*          3.4933*      3.3314*      3.1991*   3.3450*     3.9816*
Net realized and unrealized gain (loss) .............    (0.2393)          4.0986       4.1638       6.4116    0.4495     (1.0604)
                                                        --------         --------     --------     --------  --------    --------
Total income from investment operations .............     1.5510           7.5919       7.4952       9.6107    3.7945      2.9212
                                                        --------         --------     --------     --------  --------    --------
Redemption fees .....................................         --               --       0.0233       0.0438        --          --
                                                        --------         --------     --------     --------  --------    --------
Net increase from payments by affiliates ............         --           0.0000++         --           --        --          --
                                                        --------         --------     --------     --------  --------    --------
Net asset value, end of period ......................   $60.0521         $58.5011     $50.9092     $43.3907  $33.7362    $29.9417
                                                        ========         ========     ========     ========  ========    ========
Total investment return@ ............................       2.64%           14.91%#      17.33%       28.62%    12.67%      10.81%
Ratios/Supplemental data:
Net assets, end of period (in 000's) ................   $116,783         $106,583     $110,043     $125,308  $110,596    $141,545
Ratio of expenses to average net assets:.............     0.2277%+         0.1810%      0.1755%      0.2300%     0.22%       0.15%
Ratio of net investment income to average net assets:       5.91%+           6.48%        7.32%        8.13%    10.61%      12.09%
Portfolio turnover rate .............................         41%             163%         141%         146%      106%        163%
---------------------------------------------------------------------------------------------------------------------------------

                                                        SIX MONTHS ENDED                   YEAR ENDED DECEMBER 31,
                                                        JUNE 30, 2006    --------------------------------------------------------
UBS HIGH YIELD RELATIONSHIP FUND                        (UNAUDITED)      2005         2004         2003      2002        2001
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ................   $19.0710         $18.7745     $16.6064     $13.4775  $13.6963    $13.2292
                                                        --------         --------     --------     --------  --------    --------
Income (loss) from investment operations:
Net investment income ...............................     0.8758*          1.6062*      1.5397*      1.4440*   1.3443*     1.4440*
Net realized and unrealized gain (loss) .............    (0.1134)         (1.3097)      0.6284       1.6849   (1.5631)    (0.9769)
                                                        --------         --------     --------     --------  --------    --------
Total income (loss) from investment operations ......     0.7624           0.2965       2.1681       3.1289   (0.2188)     0.4671
                                                        --------         --------     --------     --------  --------    --------
Net asset value, end of period ......................   $19.8334         $19.0710     $18.7745     $16.6064  $13.4775    $13.6963
                                                        ========         ========     ========     ========  ========    ========
Total investment return@ ............................       4.00%            1.58%       13.06%       23.22%    (1.60)%      3.53%
Ratios/Supplemental data:
Net assets, end of period (in 000's) ................   $113,081         $103,625     $141,458     $177,359  $141,314    $231,984
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credit ....     0.1395%+         0.0924%      0.1117%      0.0729%   0.0400%     0.0200%
After expense reimbursement and earnings credit .....     0.0901%+         0.0375%      0.0375%      0.0375%   0.0100%       0.00%
Ratio of net investment income to average net assets:
Before expense reimbursement and earnings credit ....       8.92%+           8.49%        8.81%        9.57%     9.98%      10.51%
After expense reimbursement and earnings credit .....       8.97%+           8.55%        8.88%        9.61%    10.01%      10.53%
Portfolio turnover rate .............................         31%             122%         109%          94%       72%         59%
---------------------------------------------------------------------------------------------------------------------------------

* The net investment income per share data was determined by using average shares outstanding throughout the period.
@ Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.
+   Annualized.
++  Amount represents less than $0.00005 per share.
# During the fiscal year ended December 31, 2005, the Fund's total return included a reimbursement by the investment manager for amounts relating to a trading error that had no impact on the total return.

--------------------------------------------------------------------------------
160                 See accompanying notes to financial statements.

UBS RELATIONSHIP FUNDS-FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented

                                                        PERIOD ENDED
UBS OPPORTUNISTIC EMERGING                              JUNE 30, 2006**
MARKETS DEBT RELATIONSHIP FUND                          (UNAUDITED)
--------------------------------------------------------------------------------
Net asset value, beginning of period ................   $ 10.0000
                                                        ---------
Income (loss) from investment operations:
Net investment income ...............................      0.0239*
Net realized and unrealized gain (loss) .............     (0.0394)
                                                        ---------
Total income (loss) from investment operations ......     (0.0155)
                                                        ---------
Net asset value, end of period ......................   $  9.9845
                                                        =========
Total investment return@ ............................       (0.16)%
Ratios/Supplemental data:
Net assets, end of period (in 000's) ................   $  30,196
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credit ....      0.8371%+
After expense reimbursement and earnings credit .....      0.5000%+
Ratio of net investment income to average net assets:
Before expense reimbursement and earnings credit ....        2.58%+
After expense reimbursement and earnings credit .....        2.91%+
Portfolio turnover rate .............................           0%
--------------------------------------------------------------------------------

                                                        SIX MONTHS ENDED        YEAR ENDED DECEMBER 31,         PERIOD ENDED
                                                        JUNE 30, 2006     ---------------------------------     DECEMBER 31,
UBS OPPORTUNISTIC HIGH YIELD RELATIONSHIP FUND          (UNAUDITED)      2005         2004#        2003         2002***
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ................    $11.9862        $11.6940     $10.9244     $10.1256     $10.0000
                                                         --------        --------     --------     --------     --------
Income (loss) from investment operations:
Net investment income ...............................      0.5349*         1.0052*      0.9596*      0.3429       0.2721*
Net realized and unrealized gain (loss) .............     (0.0282)        (0.7130)     (0.1900)      0.4559      (0.1465)
                                                         --------        --------     --------     --------     ---------
Total income from investment operations .............      0.5067          0.2922       0.7696       0.7988       0.1256
                                                         --------        --------     --------     --------     ---------
Net asset value, end of period ......................    $12.4929        $11.9862     $11.6940     $10.9244     $10.1256
                                                         ========        ========     ========     ========     ========
Total investment return@ ............................        4.26%           2.50%        7.04%        7.89%        1.26%
Ratios/Supplemental data:
Net assets, end of period (in 000's) .................   $126,487        $144,832     $ 67,184     $     --^    $ 47,398
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credit ....      0.1499%+        0.1375%+     0.1370%+     0.1520%      1.2800%+
After expense reimbursement and earnings credit .....      0.1349%+        0.1375%+     0.1370%+     0.1375%      0.1400%+
Ratio of net investment income to average net assets:
Before expense reimbursement and earnings credit ....        8.74%+          8.52%+       8.59%+       9.41%        7.10%+
After expense reimbursement and earnings credit .....        8.76%+          8.52%+       8.59%+       9.42%        8.24%+
Portfolio turnover rate .............................          38%             32%          22%          84%          20%
-----------------------------------------------------------------------------------------------------------------------------------

* The net investment income per share data was determined by using average shares outstanding throughout the period.
** For the period May 31, 2006 (commencement of operations) to June 30, 2006. *** For the period September 4, 2002 (commencement of operations) to December
    31, 2002.
@ Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.
^   Net assets are less than $1,000.
+   Annualized.
# Inception date of UBS Opportunistic High Yield Relationship Fund is September 4, 2002. The Fund was inactive from May 21, 2003 to April 4,
    2004. The inception return of the Fund is calculated as of April 5, 2004, the date the Fund re-commenced investment operations.
--------------------------------------------------------------------------------
               See accompanying notes to financial statements.               161

UBS RELATIONSHIP FUNDS--FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented

                                                        SIX MONTHS ENDED PERIOD ENDED
                                                        JUNE 30, 2006    DECEMBER 31,
UBS SHORT DURATION RELATIONSHIP FUND                    (UNAUDITED)      2005**
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ................   $10.0906         $10.0000
                                                        --------         --------
Income from investment operations:
Net investment income ...............................     0.2446*          0.1516*
Net realized and unrealized loss ....................    (0.0850)         (0.0610)
                                                        --------         --------
Total income from investment operations .............     0.1596           0.0906
                                                        --------         --------
Net asset value, end of period ......................   $10.2502         $10.0906
                                                        ========         ========
Total investment return@ ............................       1.58%            0.91%
Ratios/Supplemental data:
Net assets, end of period (in 000's) ................   $152,780         $143,602
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credit ....     0.0953%+         0.1295%+
After expense reimbursement and earnings credit .....     0.0488%+         0.0475%+
Ratio of net investment income to average net assets:
Before expense reimbursement and earnings credit ....       4.80%+           4.16%+
After expense reimbursement and earnings credit .....       4.85%+           4.24%+
Portfolio turnover rate .............................         39%              83%
---------------------------------------------------------------------------------------------------------------------------------

                                                        SIX MONTHS ENDED                   YEAR ENDED DECEMBER 31,
                                                        JUNE 30, 2006    ---------------------------------------------------------
UBS U.S BOND RELATIONSHIP FUND                          (UNAUDITED)      2005        2004        2003        2002        2001
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ................   $14.6942         $14.3144    $13.6737    $13.0522    $11.8512    $10.8829
                                                        --------         --------    --------    --------    --------     -------
Income from investment operations:
Net investment income ...............................     0.3484*          0.6503*     0.6141*     0.6022*     0.6547*     0.8146
Net realized and unrealized gain (loss) .............    (0.3237)         (0.2705)     0.0266      0.0193      0.5463      0.1537
                                                        --------         --------    --------    --------    --------     -------
Total income from investment operations .............     0.0247           0.3798      0.6407      0.6215      1.2010      0.9683
                                                        --------         --------    --------    --------    --------     -------
Net asset value, end of period ......................   $14.7189         $14.6942    $14.3144    $13.6737    $13.0522    $11.8512
                                                        ========         ========    ========    ========    ========    ========
Total investment return@ ............................       0.16%            2.65%      4.69%        4.76%      10.13%       8.90%
Ratios/Supplemental data:
Net assets, end of period (in 000's) ................   $ 75,157         $ 83,074    $ 96,611    $ 86,070    $ 78,599    $ 36,154
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credit ....     0.1451%+         0.1132%    0.1535%      0.1119%       0.09%       0.07%
After expense reimbursement and earnings credit .....     0.0728%+         0.0475%    0.0475%      0.0475%       0.03%       0.01%
Ratio of net investment income to average net assets:
Before expense reimbursement and earnings credit ....       4.71%+           4.42%      4.29%        4.44%       5.18%       6.30%
After expense reimbursement and earnings credit .....       4.78%+           4.49%      4.40%        4.50%       5.24%       6.36%
Portfolio turnover rate .............................        103%             205%       182%         144%        173%        204%
----------------------------------------------------------------------------------------------------------------------------------

* The net investment income per share data was determined by using average shares outstanding throughout the period.
**  For the period August 23, 2005 (commencement of operations) to December
    31, 2005.
@ Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.
+   Annualized.

--------------------------------------------------------------------------------
156                See accompanying notes to financial statements.

UBS RELATIONSHIP FUNDS--FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented

                                                        SIX MONTHS ENDED                   YEAR ENDED DECEMBER 31,
                                                        JUNE 30, 2006    --------------------------------------------------------
UBS U.S CASH MANAGEMENT PRIME RELATIONSHIP FUND         (UNAUDITED)      2005         2004         2003      2002        2001
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ................   $ 1.0000         $ 1.0000     $ 1.0000     $ 1.0000  $ 1.0000    $ 1.0000
                                                        --------         --------     --------     --------  --------    --------
Income from investment operations:
Net investment income ...............................     0.0235           0.0324       0.0140       0.0126    0.0185      0.0413
Distributions:
Net investment income ...............................    (0.0235)         (0.0324)     (0.0140)     (0.0126)  (0.0185)    (0.0413)
                                                        --------         --------     --------     --------  --------    --------
Net asset value, end of period ......................   $ 1.0000         $ 1.0000     $ 1.0000    $  1.0000  $ 1.0000    $ 1.0000
                                                        ========         ========     ========    =========  ========    ========
Total investment return@ ............................       2.37%            3.29%        1.41%        1.23%     1.87%       4.21%
Ratios/Supplemental data:
Net assets, end of period (in 000's) ................   $736,803         $962,999     $540,178    $247,719    $572,043   $791,332
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credit ....     0.0121%+         0.0124%      0.0334%     0.0200%       0.02%      0.01%
After expense reimbursement and earnings credit .....     0.0100%+         0.0100%      0.0100%     0.0100%       0.01%      0.01%
Ratio of net investment income to average net assets:
Before expense reimbursement and earnings credit ....       4.73%+           3.37%        1.50%       1.25%       1.85%      4.27%
After expense reimbursement and earnings credit .....       4.73%+           3.38%        1.52%       1.26%       1.86%      4.27%
---------------------------------------------------------------------------------------------------------------------------------
                                                        SIX MONTHS ENDED                   YEAR ENDED DECEMBER 31,
                                                        JUNE 30, 2006    ---------------------------------------------------------
UBS U.S SECURITIZED MORTAGE RELATIONSHIP FUND           (UNAUDITED)      2005        2004        2003        2002        2001**
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ................   $  11.9618       $  11.7333   $11.3193    $10.9469    $10.0625    $10.0000
                                                        ----------       ----------   --------    --------    --------    --------
Income (loss) from investment operations:
Net investment income ...............................       0.2980*          0.5421*    0.4750*     0.4435*     0.5202      0.1479
Net realized and unrealized gain (loss) .............      (0.1725)         (0.3136)   (0.0610)    (0.0711)     0.3642     (0.0854)
                                                        ----------       ----------   --------    --------    --------    --------
Total income from investment operations .............       0.1255           0.2285     0.4140      0.3724      0.8844      0.0625
                                                        ----------       ----------   --------    --------    --------    --------
Net asset value, end of period ......................   $  12.0873       $  11.9618   $11.7333    $11.3193    $10.9469    $10.0625
                                                        ==========       ==========   ========    ========    ========    ========
Total investment return@ ............................         1.05%            1.95%      3.66%       3.40%       8.79%       0.63%
Ratios/Supplemental data:
Net assets, end of period (in 000's) ................   $1,502,909       $1,281,785   $976,592    $701,361    $662,830    $509,099
Ratio of expenses to average net assets:.............       0.1278%+         0.1244%    0.1277%     0.0600%       0.03%       0.10%+
Ratio of net investment income to average net assets:         4.99%+           4.57%      4.13%       3.99%       5.39%       5.64%+
Portfolio turnover rate .............................           20%              64%        69%         72%         67%         12%
-----------------------------------------------------------------------------------------------------------------------------------

* The net investment income per share data was determined by using average shares outstanding throughout the period.
** For the period September 26, 2001 (commencement of operations) to December 31, 2001.
@ Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.
+   Annualized.

--------------------------------------------------------------------------------
               See accompanying notes to financial statements.               163

UBS RELATIONSHIP FUNDS--NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

UBS Relationship Funds (the "Trust") is an open-end, management investment company registered under the Investment Company Act of 1940, as amended. The Trust currently offers shares of multiple series representing separate portfolios of investments, each of which is non-diversified except for UBS U.S. Cash Management Prime Relationship Fund, which is diversified. The twenty series covered by this report are: UBS Global Securities Relationship Fund, UBS Emerging Markets Equity Completion Relationship Fund, UBS Emerging Markets Equity Relationship Fund, UBS International Equity Relationship Fund, UBS Large-Cap Select Equity Relationship Fund, UBS Small-Cap Equity Relationship Fund, UBS U.S. Equity Alpha Relationship Fund, UBS U.S. Large Cap Equity Relationship Fund, UBS Large Cap Growth Equity Relationship Fund, UBS U.S. Large-Cap Value Equity Relationship Fund, UBS Absolute Return Investment Grade Bond Relationship Fund, UBS Corporate Bond Relationship Fund, UBS Emerging Markets Debt Relationship Fund, UBS High Yield Relationship Fund, UBS Opportunistic Emerging Markets Debt Relationship Fund, UBS Opportunistic High Yield Relationship Fund, UBS Short Duration Relationship Fund, UBS U.S. Bond Relationship Fund, UBS U.S. Cash Management Prime Relationship Fund and UBS U.S. Securitized Mortgage Relationship Fund (each a "Fund," and collectively, the "Funds"). The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

In the normal course of business the Funds may enter into contracts that contain a variety of representations or that provide general indemnification for certain liabilities. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expects the risk of losses to be remote.

The Trust issues its beneficial interests only in private placement transactions that do not involve a public offering within the meaning of Section 4(2) of the Securities Act of 1933, as amended ("Securities Act").

Only "accredited investors", as defined in Regulation D under the Securities Act, may invest in the Funds. Accredited investors include common or commingled trust funds, investment companies, registered broker-dealers, investment banks, commercial banks, corporations, group trusts, certain high net worth individuals and similar organizations.

The preparation of financial statements in accordance with US generally accepted accounting principles requires the Trust's management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

A. INVESTMENT VALUATION: Each Fund calculates its net asset value based on the current market value for its portfolio securities. The Funds normally obtain market values for their securities from independent pricing sources and broker-dealers. Independent pricing sources may use last reported sale prices, current market quotations if market prices are not readily available, or valuations from computerized "matrix" systems that derive values based on comparable securities. A matrix system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities. Securities traded in the over-the-counter ("OTC") market and listed on The NASDAQ Stock Market, Inc. ("NASDAQ") normally are valued at the NASDAQ official closing price. Other OTC securities are valued at the last available bid price prior to valuation. Securities which are listed on US and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the investment manager of the Funds. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG, an international diversified organization with headquarters in Zurich and Basel, Switzerland and operations in many areas of the financial services industry. Investments in affiliated investment companies are valued at the daily closing net asset value of the respective investment company. If a market value is not available from an independent pricing source for a

--------------------------------------------------------------------------------
164

UBS RELATIONSHIP FUNDS--NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

--------------------------------------------------------------------------------

particular security, that security is valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees (the "Board"). Factors that are considered in making this determination include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the securities; and the evaluation of forces which influence the market in which the securities are purchased and sold.

Certain securities in which the Funds invest are traded in markets that close before 4:00 p.m. Eastern time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m. Eastern time will not be reflected in the Fund's NAV. However, such developments may be determined to be so significant that they will materially affect the value of the Fund's securities. Some funds may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. If a security is valued at a "fair value", that value is likely to be different from the last quoted market price for the security. Previous closing prices may be adjusted to reflect what the Board believes to be the fair value of these securities as of 4:00 p.m. Eastern time.

Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services. Short-term obligations with a maturity of 60 days or less are valued at amortized cost, which approximates market value.

B. FOREIGN CURRENCY TRANSLATION: Investment securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using foreign currency exchange rates determined as of the close of regular trading on the New York Stock Exchange. Purchases and sales of portfolio securities, commitments under forward foreign currency contracts and income receipts are translated at the prevailing exchange rate on the date of each transaction. Realized and unrealized foreign exchange gains or losses on investments are included as a component of net realized and unrealized gain or loss on investments and foreign currency contracts in the Statements of Operations. Certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in or are a reduction of ordinary income in accordance with US federal income tax regulations.

C. INVESTMENT TRANSACTIONS: Investment transactions are accounted for on a trade date basis. Realized gains and losses from investment and foreign exchange transactions are calculated using the identified cost basis.

D. COMMISSION RECAPTURE PROGRAM: Effective November 1, 2005, the Board approved a brokerage commission recapture program for the following Funds: UBS Global Securities Relationship Fund, UBS U.S. Large Cap Equity Relationship Fund, UBS Large-Cap Select Equity Relationship Fund, UBS U.S. Large-Cap Value Equity Relationship Fund, UBS Small-Cap Equity Relationship Fund, UBS International Equity Relationship Fund and UBS Emerging Markets Equity Relationship Fund. These Funds have established commission recapture arrangements with certain participating brokers or dealers. If a Fund's investment manager chooses to execute a transaction through a participating broker subject to best price and execution, the broker will rebate a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. The following Funds recorded recaptured commissions which are reflected on the Statements of Operations within the net realized gains (losses) on investment activities:

Fund                                                                      Amount
----                                                                      --------
UBS Global Securities Relationship Fund ...........................       $ 91,038
UBS International Equity Relationship Fund ........................         37,168
UBS Small-Cap Equity Relationship Fund ............................        109,933
UBS U.S. Large Cap Equity Relationship Fund .......................         18,943

--------------------------------------------------------------------------------

UBS RELATIONSHIP FUNDS--NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

--------------------------------------------------------------------------------

E. FORWARD FOREIGN CURRENCY CONTRACTS: Certain Funds may enter into forward foreign currency contracts. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. During the six months ended June 30, 2006, UBS Global Securities Relationship Fund, UBS International Equity Relationship Fund, UBS Emerging Markets Debt Relationship Fund and UBS Opportunistic Emerging Markets Debt Fund engaged in portfolio hedging with respect to changes in foreign currency exchange rates by entering into forward foreign currency contracts to purchase or sell currencies. Forward foreign currency contracts are also used to achieve currency allocation strategies.

Fluctuations in the value of forward foreign currency contracts are recorded daily as net unrealized gains or losses on forward foreign currency contracts. The Funds realize a gain or loss upon settlement of the contracts. The Statements of Operations reflect net realized and net unrealized gains and losses on these contracts. The counterparty to all forward foreign currency contracts during the six months ended June 30, 2006, was the Funds' custodian.

Risks associated with such contracts include movement in the value of the foreign currency relative to the US dollar and the ability of the counterparty to perform on the forward foreign currency contract. The unrealized gain, if any, represents the credit risk to the Funds on a forward foreign currency contract as of June 30, 2006.

F. FUTURES CONTRACTS: The Funds may purchase or sell exchange-traded futures contracts, which are contracts that obligate the Funds to make or take delivery of a financial instrument or the cash value of a securities index at a specified future date at a specified price. The Funds enter into such futures contracts to hedge a portion of their portfolio or to equitize cash.

Upon entering into a futures contract, the Funds are required to deliver to a broker either cash or securities (initial margin). Subsequent payments (variation margin) are made or received by the Funds, generally on a daily basis. The variation margin payments are equal to the daily changes in the futures contract value and are recorded as unrealized gains or losses on futures contracts. The Funds recognize a realized gain or loss on futures contracts when the contract is closed or expires. The Statements of Operations reflect net realized and net unrealized gains and losses on these contracts.

Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of underlying securities.

G. SHORT SALES: UBS U.S. Equity Alpha Relationship Fund ("Equity Alpha") enters into short sales whereby it sells a security it generally does not own, in anticipation of a decline in the security's price. The initial amount of a short sale is recorded as a liability which is marked to market daily. Fluctuations in the value of this liability are recorded as unrealized gains or losses on the Statement of Operations. If Equity Alpha shorts a security when also holding a long position in the security (a "short against the box"), as the security price declines, the short position increases in value, offsetting the long position's decrease in value. The opposite effect occurs if the security price rises. Equity Alpha will realize a gain or loss upon closing of the short sale (returning the security to the counterparty by way of purchase or delivery of a long position owned). Equity Alpha is liable to the buyer for any dividends payable on securities while those securities are in a short position. These dividends are booked as an expense of the Fund. Equity Alpha designates collateral consisting of cash, US government securities or other liquid assets sufficient to collateralize the market value of short positions. Effective July 1, 2006, the Fund is charged a securities loan fee equal to 0.40% of short market value in connection with short sale transactions. Prior to that date, the Fund was charged a spread over the Federal Funds rate.

H. SWAP AGREEMENTS: Credit default swap agreements involve commitments to pay interest and principal in the event of a default of a security. As a buyer, the Fund makes periodic payments to the counterparty, and the Fund would receive payments only upon the occurrence of a credit event. Credit default swaps are marked to market daily, and the change, if any, is recorded as unrealized appreciation or depreciation in the Statements of Operations. Periodic payments received or made at the end of each measurement period, but prior to termination, are recorded as realized gains or losses in the Statements of Operations.

--------------------------------------------------------------------------------
166

UBS RELATIONSHIP FUNDS--NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

--------------------------------------------------------------------------------

If no credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event occurs, the Fund typically receives full notional value for a reference obligation that may have little or no value. Credit default swaps may involve greater risks than if the Fund had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk.

At June 30, 2006, the UBS Emerging Markets Debt Relationship Fund had outstanding credit default swap contracts with the following terms:

                                                                                     Rate type
                                                                          ---------------------------------   Unrealized
                                                            Termination   Payments made   Payments received   appreciation/
                                          Notional amount   dates         by the Fund     by the Fund         (depreciation)
                                          ---------------   -----------   -------------   -----------------   -------------
USd .................................     2,570,000         06/20/08      1.43%           TBD                 $(15,712)
USd .................................     1,450,000         06/20/16      3.06            TBD                  (76,602)
                                                                                                              --------
                                                                                                              $(92,314)
                                                                                                              ========

TBD      No payment to be received by the Fund unless credit event occurs.
Currency Type Abbreviation:
USD      United States Dollar

TOTAL RETURN SWAPS
Total return swap agreements involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily, and the change, if any, is recorded as unrealized appreciation or depreciation in the Statements of Operations. Periodic payments received or made at the end of each measurement period, but prior to termination, are recorded as realized gains or losses in the Statements of Operations.

At June 30, 2006, the UBS Emerging Markets Debt Relationship Fund had the following outstanding total return swap contracts with the following terms:

                                                                                     Rate type
                                                                          ---------------------------------   Unrealized
                                                            Termination   Payments made   Payments received   appreciation/
                                          Notional amount   dates         by the Fund     by the Fund         (depreciation)
                                          ---------------   -----------   -------------   -----------------   -------------
USd .................................      1,410,000        07/27/07           11.75%+     5.27%*             $107,124
EUR .................................      1,290,000        07/27/07          2.0698%**   11.00%+              177,546
RUB .................................     11,100,000        10/09/07        $417,160^      7.58%#               20,354
RUB .................................     28,500,000        10/17/13      $1,002,462@      6.20%(a)             65,238
BRL .................................      1,400,000        05/15/45        $785,423@@     0.00%(b)            (60,872)
                                                                                                              --------
                                                                                                              $309,390
                                                                                                              ========

*        Rate is based on 6 Month LIBOR (EUR-BBA).
**       Rate is based on 12 Month LIBOR (EUR-BBA).
+ Rate is equal to the interest amounts, if any, paid to holders of record of Government of Jamaica bond, due 05/15/11.
++ Rate is equal to the interest amounts, if any, paid to holders of record of Government of Jamaica bond, due 07/27/12.
^        Payment made on 09/27/05 to fully fund swap.
#        Rate is equal to the total return of OAO Gazprom 7.58% bond, due
         10/09/07.
@        Payment made on 11/02/05 to fully fund swap.
@@       Payment made on 02/15/06 to fully fund swap.
(a) Rate is equal to the total return of the JSC VNESHTORGBANK 6.20% bond, due 10/17/13.
(b)      Rate is based on "IPCA", the Consumer Price Index of Brazil.
LIBOR    London Interbank Offered Rate.
BBA      British Banking Association.
Currency Type Abbreviations:
BRL      Brazilian Real
EUR      Euro
RUB      Russian Ruble
USD      United States Dollar

--------------------------------------------------------------------------------

UBS RELATIONSHIP FUNDS--NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

--------------------------------------------------------------------------------

INTEREST RATE SWAPS
The Funds may enter into interest rate swap agreements to protect them from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the contract. The loss incurred by the failure of the counterparty is generally limited to the net interest payment to be received by the fund. Therefore, the Funds consider the creditworthiness of the counterparty to a swap contract in evaluating potential credit risk.

The Funds accrue for interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the Statements of Assets and Liabilities. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swap contracts on the Statements of Operations. Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation of swaps.

At June 30, 2006, the following Funds had outstanding interest rate swap contracts with the following terms:

                                                                                         Rate type
                                                                              ---------------------------------   Unrealized
                                                                Termination   Payments made   Payments received   appreciation/
                                              Notional amount   dates         by the Fund     by the Fund         (depreciation)
                                              ---------------   -----------   -------------   -----------------   -------------
UBS Absolute Return Investment Grade
   Bond Relationship Fund .................   USD   9,000,000   06/13/09      5.3965%         5.2982%*            $(32,380)
UBS Absolute Return Investment Grade
   Bond Relationship Fund .................   USD   2,000,000   06/13/17      5.5575          5.2982*               28,125
                                                                                                                  --------
                                                                                                                  $ (4,255)
                                                                                                                  ========

                                                                                         Rate type
                                                                              ---------------------------------   Unrealized
                                                                Termination   Payments made   Payments received   appreciation/
                                              Notional amount   dates         by the Fund     by the Fund         (depreciation)
                                              ---------------   -----------   -------------   -----------------   -------------
UBS Short Duration Relationship Fund ......   USD  33,000,000   06/13/09      5.3965%         5.2982%*            $(118,726)
UBS Short Duration Relationship Fund ......   USD   8,000,000   06/13/17      5.5575          5.2982*               112,501
                                                                                                                  ---------
                                                                                                                  $  (6,225)
                                                                                                                  =========

                                                                                         Rate type
                                                                              ---------------------------------   Unrealized
                                                                Termination   Payments made   Payments received   appreciation/
                                              Notional amount   dates         by the Fund     by the Fund         (depreciation)
                                              ---------------   -----------   -------------   -----------------   -------------
UBS U.S. Bond Relationship Fund ...........   USD  17,000,000   06/13/09      5.3965%         5.2982%*            $(61,162)
UBS U.S. Bond Relationship Fund ...........   USD   4,000,000   06/13/17      5.5575          5.2982*               56,250
                                                                                                                  --------
                                                                                                                  $ (4,912)
                                                                                                                  ========

* Rate based on 3 month LIBOR

Currency Type Abbreviation:
USD      United States Dollar

--------------------------------------------------------------------------------
168

UBS RELATIONSHIP FUNDS--NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

--------------------------------------------------------------------------------

I. SECURITIES TRADED ON TO-BE-ANNOUNCED BASIS: Certain Funds may from time to time purchase securities on a to-be-announced ("TBA") basis. In a TBA transaction, the Fund commits to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying security transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, US government securities or other liquid, high grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

J. INVESTMENT INCOME: Interest income, which includes amortization of premiums and accretion of discounts, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except in the case of certain dividends from foreign securities which are recorded as soon after the ex-date for each respective Fund, using reasonable due diligence, as the Fund becomes aware of such dividend. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

K. DISTRIBUTIONS: With the exception of UBS U.S. Cash Management Prime Relationship Fund, none of the Funds currently intend to declare and pay dividends. For UBS U.S. Cash Management Prime Relationship Fund, dividends from net investment income are declared daily and paid monthly. Distributions of net realized capital gains, if any, are distributed to shareholders annually or more frequently to maintain a net asset value of $1.00 per share. There is no assurance that UBS U.S. Cash Management Prime Relationship Fund will be able to maintain a net asset value of $1.00 per share.

L. CONCENTRATION OF RISK: Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which some Funds in the Trust invest.

Small capitalization ("small cap") companies may be more vulnerable than larger capitalization ("large cap") companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group. Securities of such companies may be less liquid and more volatile than securities of large cap companies or the market averages in general and therefore may involve greater risk than investing in large cap companies. In addition, small cap companies may not be well-known to the investing public, may not have institutional ownership and may have only cyclical, static or moderated growth prospects.

The ability of the issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

M. FEDERAL INCOME TAXES: The Trust has received rulings from the Internal Revenue Service that each Fund will be treated as a separate partnership for federal income tax purposes. Income taxes are not provided for by the Funds because taxable income (loss) of each Fund is included in the income tax returns of the investors. For tax purposes, each component of the Funds' net assets are reported at the investor level; therefore, the Statements of Assets and Liabilities do not present the components of net assets.

--------------------------------------------------------------------------------

UBS RELATIONSHIP FUNDS--NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

--------------------------------------------------------------------------------

N. PARTNERSHIP ALLOCATIONS: For federal income tax purposes, an investor's distributive share of each item of a Fund's income, gain, loss, deduction and credit will be determined by the Amended and Restated Agreement and Declaration of Trust (the "Trust Agreement") so long as the allocation has "substantial economic effect" within the meaning of the Internal Revenue Code (the "Code")
Section 704 and the regulations thereunder. The Trust has received rulings from the Internal Revenue Service that its allocation method has substantial economic effect.

2. INVESTMENT ADVISORY AND ADMINISTRATION FEES AND OTHER TRANSACTIONS WITH AFFILIATES
UBS Global Asset Management (Americas) Inc. (the "Advisor"), a registered investment advisor, manages the assets of the Trust pursuant to an Investment Advisory Agreement with the Trust (the "Advisory Agreement"). The Advisor does not receive any compensation under the Advisory Agreement for providing investment advisory services. The Advisor has agreed to reimburse the following Funds to the extent that total operating expenses exceed the following percentage of average daily net assets:

UBS Emerging Markets Equity Completion Relationship Fund ...............      0.5000%
UBS Emerging Markets Equity Relationship Fund ..........................      0.5000
UBS U.S. Equity Alpha Relationship Fund ................................      0.4000
UBS Large Cap Growth Equity Relationship Fund ..........................      0.1200
UBS Absolute Return Investment Grade Bond Relationship Fund ............      0.1000
UBS Corporate Bond Relationship Fund ...................................      0.1000
UBS Emerging Markets Debt Relationship Fund ............................      0.5000
UBS Opportunistic Emerging Markets Debt Relationship Fund ..............      0.5000
UBS U.S. Cash Management Prime Relationship Fund .......................      0.0100

The Funds have voluntary expense caps in place to ensure that the total fund operating expenses are reasonable. At a Board Meeting in March 2006, the Board approved changing the expense caps for certain Funds. This change became effective on April 28, 2006. The new expense caps, as approved, are as follows:

UBS Global Securities Relationship Fund ................................      0.1500%
UBS International Equity Relationship Fund .............................      0.1500
UBS Large-Cap Select Equity Relationship Fund ..........................      0.1200
UBS Small-Cap Equity Relationship Fund .................................      0.1200
UBS U.S. Large Cap Equity Relationship Fund ............................      0.1200
UBS U.S. Large-Cap Value Equity Relationship Fund ......................      0.1200
UBS High Yield Relationship Fund .......................................      0.1400
UBS Opportunistic High Yield Relationship Fund .........................      0.1400
UBS Short Duration Relationship Fund ...................................      0.0500
UBS U.S. Bond Relationship Fund ........................................      0.1000
UBS U.S. Securitized Mortgage Relationship Fund ........................      0.1400

Prior to April 28, 2006, the Funds had the following expense caps:

UBS Global Securities Relationship Fund ................................      0.0875%
UBS International Equity Relationship Fund .............................      0.0900
UBS Large-Cap Select Equity Relationship Fund ..........................      0.0475
UBS Small-Cap Equity Relationship Fund .................................      0.0375
UBS U.S. Large Cap Equity Relationship Fund ............................      0.0475
UBS U.S. Large-Cap Value Equity Relationship Fund ......................      0.0475
UBS High Yield Relationship Fund .......................................      0.0375
UBS Opportunistic High Yield Relationship Fund .........................      0.1375
UBS Short Duration Relationship Fund ...................................      0.0475
UBS U.S. Bond Relationship Fund ........................................      0.0475
UBS U.S. Securitized Mortgage Relationship Fund ........................      0.1375

--------------------------------------------------------------------------------
170

UBS RELATIONSHIP FUNDS--NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

--------------------------------------------------------------------------------

At June 30, 2006, the Advisor owed certain Funds for expense reimbursements as follows:

UBS Global Securities Relationship Fund ................................      $    --
UBS Emerging Markets Equity Completion Relationship Fund ...............       11,160
UBS Emerging Markets Equity Relationship Fund ..........................           --
UBS International Equity Relationship Fund .............................           --
UBS Large-Cap Select Equity Relationship Fund ..........................        5,542
UBS Small-Cap Equity Relationship Fund .................................           --
UBS U.S. Equity Alpha Relationship Fund ................................           --
UBS U.S. Large Cap Equity Relationship Fund ............................           --
UBS Large Cap Growth Equity Relationship Fund ..........................           --
UBS U.S. Large-Cap Value Equity Relationship Fund ......................        4,862
UBS Absolute Return Investment Grade Bond Relationship Fund ............        4,148
UBS Corporate Bond Relationship Fund ...................................           --
UBS Emerging Markets Debt Relationship Fund ............................           --
UBS High Yield Relationship Fund .......................................        4,246
UBS Opportunistic Emerging Markets Debt Relationship Fund ..............        7,819
UBS Opportunistic High Yield Relationship Fund .........................           --
UBS Short Duration Relationship Fund ...................................        7,351
UBS U.S. Bond Relationship Fund ........................................        6,875
UBS U.S. Cash Management Prime Relationship Fund .......................          152
UBS U.S. Securitized Mortgage Relationship Fund ........................           --

During the six months ended June 30, 2006, the Advisor paid certain Funds for expense reimbursements as follows:

UBS Global Securities Relationship Fund ................................      $    --
UBS Emerging Markets Equity Completion Relationship Fund ...............        2,922
UBS Emerging Markets Equity Relationship Fund ..........................           --
UBS International Equity Relationship Fund .............................           --
UBS Large-Cap Select Equity Relationship Fund ..........................       26,431
UBS Small-Cap Equity Relationship Fund .................................       21,509
UBS U.S. Equity Alpha Relationship Fund ................................           --
UBS U.S. Large Cap Equity Relationship Fund ............................        6,375
UBS Large Cap Growth Equity Relationship Fund ..........................           --
UBS U.S. Large-Cap Value Equity Relationship Fund ......................       15,263
UBS Absolute Return Investment Grade Bond Relationship Fund ............       26,295
UBS Corporate Bond Relationship Fund ...................................       17,708
UBS Emerging Markets Debt Relationship Fund ............................           --
UBS High Yield Relationship Fund .......................................       23,096
UBS Opportunistic Emerging Markets Debt Relationship Fund ..............           --
UBS Opportunistic High Yield Relationship Fund .........................       10,341
UBS Short Duration Relationship Fund ...................................       26,643
UBS U.S. Bond Relationship Fund ........................................       21,630
UBS U.S. Cash Management Prime Relationship Fund .......................        9,494
UBS U.S. Securitized Mortgage Relationship Fund ........................           --

Each Fund will pay an administration fee to J.P. Morgan Investor Services Co., that is computed daily and paid monthly at an annual rate of 0.075% of average daily net assets of such Fund, to the extent the Fund's expenses do not exceed the expense cap.

The Funds may invest in shares of certain affiliated investment companies also sponsored by the Advisor. These investments, including investments of cash collateral for securities loaned, represented 18.65% of UBS Global

--------------------------------------------------------------------------------

UBS RELATIONSHIP FUNDS--NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

--------------------------------------------------------------------------------

Securities Relationship Fund's total net assets at June 30, 2006. Amounts relating to those investments for the six months ended June 30, 2006 are summarized as follows:

                                                                                                   Change in net
                                                                                                   unrealized
                                                                         Sales      Net realized   appreciation/
Affiliates                                                Purchases      proceeds   gain (loss)    (depreciation)   Value
----------                                                ---------      --------   ------------   --------------   ------------
UBS Emerging Markets Equity Relationship Fund ........    $ 41,000,000   --         --             $5,734,380       $105,819,748
UBS Small-Cap Equity Relationship Fund ...............      34,946,522   --         --                541,358         75,196,477
UBS Corporate Bond Relationship Fund .................      33,950,000   --         --               (308,490)        41,264,431
UBS High Yield Relationship Fund .....................       6,000,000   --         --                845,435         24,695,325
UBS U.S. Securitized Mortgage Relationship Fund ......      94,100,000   --         --                619,098         94,719,098
                                                          ------------   --------   ------------   ----------       ------------
                                                          $209,996,522   --         --             $7,431,781       $341,695,079
                                                          ============   ========   ============   ==========       ============

The following Funds invest in shares of UBS Supplementary Trust -- U.S. Cash Management Prime Fund ("Supplementary Trust"). The Supplementary Trust is managed by the Advisor and is offered as a cash management option only to mutual funds and certain other accounts managed by the Advisor. Supplementary Trust pays no management fees to the Advisor. Distributions from Supplementary Trust are reflected as affiliated interest income on the Statements of Operations. Amounts relating to those investments at June 30, 2006 and for the period then ended are summarized as follows:

                                                                           Sales            Interest                     % of net
Fund                                                      Purchases        proceeds         income        Value          assets
----                                                      --------------   --------------   -----------   ------------   --------
UBS Global Securities Relationship Fund ..............    $  746,125,960   $  848,153,783   $ 4,710,172   $134,253,684     5.26%
UBS Emerging Markets Equity Relationship Fund ........       188,177,018      180,288,660       289,022     15,855,061     2.08
UBS International Equity Relationship Fund ...........       141,402,681      137,479,625       109,316      4,342,554     0.52
UBS Large-Cap Select Equity Relationship Fund ........           779,697          795,875         2,840        154,279     1.35
UBS Small-Cap Equity Relationship Fund ...............        70,177,118       70,018,123       408,709     12,225,511     2.48
UBS U.S. Large Cap Equity Relationship Fund ..........        62,457,630       61,598,021       236,415      5,703,953     0.79
UBS U.S. Large-Cap Value Equity Relationship Fund ....         8,628,598       11,677,099        61,342      2,017,899     1.78
UBS Corporate Bond Relationship Fund .................        73,502,756       72,736,176       201,201      5,689,602     1.42
UBS Emerging Markets Debt Relationship Fund ..........        47,941,280       42,940,305       204,516     11,016,404     9.43
UBS High Yield Relationship Fund .....................        27,964,345       26,061,339        88,398      2,800,271     2.48
UBS Opportunistic High Yield Relationship Fund .......        43,263,710       49,893,474        55,155             --       --
UBS U.S. Bond Relationship Fund ......................        18,739,115       24,218,894       142,733      3,598,160     4.79
UBS U.S. Cash Management Prime Relationship Fund .....     1,393,308,310    1,619,583,102    22,187,737    736,796,702   100.00
UBS U.S. Securitized Mortgage Relationship Fund ......       621,675,983      642,570,517     1,316,214     16,928,975     1.13

The Funds may invest in shares of the UBS U.S. Cash Management Prime Relationship Fund ("Cash Prime"). Cash Prime is offered as a cash management option only to mutual funds and certain other accounts. Distributions received from Cash Prime are reflected as affiliated interest income in the Statements of Operations. Amounts relating to those investments at June 30, 2006 and for the period then ended were as follows:

                                                                            Sales            Interest                     % of net
Fund                                                      Purchases         proceeds         income        Value          assets
----                                                      -----------       -----------      --------      ----------     --------
UBS Emerging Markets Equity Completion
  Relationship Fund ..................................    $ 7,580,377       $ 6,156,850      $ 3,704       $1,423,527      3.54%
UBS U.S. Equity Alpha Relationship Fund ..............     29,495,328        28,025,917       19,499        3,428,485      0.83
UBS Large Cap Growth Equity Relationship Fund ........     28,661,095        25,644,188       61,506        3,378,735      2.03
UBS Absolute Return Investment Grade Bond
  Relationship Fund ..................................      9,386,087        16,916,194       57,967        1,469,893      3.56
UBS Opportunistic Emerging Markets Debt
  Relationship Fund ..................................     20,295,510         7,107,710       63,990       13,187,800     43.68
UBS Short Duration Relationship Fund .................     37,325,740        30,965,292       70,631        6,703,393      4.39

--------------------------------------------------------------------------------
172

UBS RELATIONSHIP FUNDS--NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

--------------------------------------------------------------------------------

The following Funds have incurred brokerage commissions with UBS AG, an affiliated broker-dealer. Amounts relating to those transactions for the six months ended June 30, 2006, were as follows:

Fund                                                                                                     UBS AG
----                                                                                                    -------
UBS Global Securities Relationship Fund ...........................................................     $31,549
UBS Large-Cap Select Relationship Fund ............................................................         306
UBS Small-Cap Equity Relationship Fund ............................................................          62
UBS U.S. Equity Alpha Relationship Fund ...........................................................       4,349
UBS U.S. Large Cap Equity Relationship Fund .......................................................       6,160
UBS U.S. Large Cap Growth Equity Relationship Fund ................................................         655
UBS U.S. Large-Cap Value Equity Relationship Fund .................................................         355
                                                                                                        -------
                                                                                                        $43,436
                                                                                                        =======

3. INVESTMENT TRANSACTIONS

Investment transactions for the six months ended June 30, 2006, excluding short-term investments and long-term US government securities, were as follows:

Fund                                                                          Purchases                 Sales proceeds
----                                                                          --------------            --------------
UBS Global Securities Relationship Fund ..............................        $1,204,744,763            $497,627,901
UBS Emerging Markets Equity Completion Relationship Fund .............            39,570,670                 682,716
UBS Emerging Markets Equity Relationship Fund ........................           326,106,842             231,540,610
UBS International Equity Relationship Fund ...........................           559,321,668             215,137,243
UBS Large-Cap Select Equity Relationship Fund ........................             2,177,110               4,137,891
UBS Small-Cap Equity Relationship Fund ...............................           188,761,020             193,633,753
UBS U.S. Equity Alpha Relationship Fund ..............................           229,486,448              21,976,664
UBS U.S. Large Cap Equity Relationship Fund ..........................           483,865,903             387,938,155
UBS Large Cap Growth Equity Relationship Fund ........................           151,709,335              54,833,193
UBS U.S. Large-Cap Value Equity Relationship Fund ....................            11,215,810              14,098,559
UBS Absolute Return Investment Grade Bond Relationship Fund ..........            21,417,545               8,150,774
UBS Corporate Bond Relationship Fund .................................           153,911,484             102,850,361
UBS Emerging Markets Debt Relationship Fund ..........................            86,577,157              43,024,066
UBS High Yield Relationship Fund .....................................            42,219,387              32,673,197
UBS Opportunistic Emerging Markets Debt Relationship Fund ............             4,440,700                      --
UBS Opportunistic High Yield Relationship Fund .......................            49,584,325              75,924,135
UBS Short Duration Relationship Fund .................................            50,316,349              41,623,443
UBS U.S. Bond Relationship Fund ......................................            36,465,206              39,289,190
UBS U.S. Securitized Mortgage Relationship Fund ......................           537,286,656             284,267,002

For the six months ended June 30, 2006, purchases and sales of long-term US government securities were as follows:

Fund                                                                          Purchases                 Sales proceeds
----                                                                          --------------            --------------
UBS Global Securities Relationship Fund ..............................        $453,752,678              $396,380,878
UBS Emerging Markets Debt Relationship Fund ..........................                  --                   204,200
UBS Short Duration Relationship Fund .................................          14,818,809                14,789,844
UBS U.S. Bond Relationship Fund ......................................          43,458,871                46,219,079

4. SECURITY LENDING
The Funds may lend portfolio securities up to 33 1/3% of its net assets to qualified broker-dealers or financial institutions. UBS Global Securities Relationship Fund loaned securities to certain brokers, with the Fund's custodian acting as the Fund's lending agent. The Fund earned negotiated lenders' fees, which are included in securities lending revenue in the Statements of Operations. The Fund receives cash and/or securities as collateral against the loaned securities. Cash collateral received is invested in UBS Supplementary Trust -- U.S. Cash Management Prime Fund, an affiliate, as shown in the Schedules of Investments. In addition,

--------------------------------------------------------------------------------

UBS RELATIONSHIP FUNDS--NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

--------------------------------------------------------------------------------

the UBS Global Securities Relationship Fund received US Government Agency securities as collateral amounting to $68,633,473, which cannot be resold. Each Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, each Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund monitors the market value of securities loaned on a daily basis and initially requires collateral against the loaned securities in an amount at least equal to 102% of the value of domestic securities loaned and 105% of the value of foreign securities loaned. The value of loaned securities and related collateral outstanding at June 30, 2006, were as follows:

                                                                                     Collateral          Market value of
                                                                 Market value of     received for        investments of cash
Fund                                                             securities loaned   securities loaned   collateral received
----                                                             -----------------   -----------------   -------------------
UBS Global Securities Relationship Fund ................         $129,782,644        $131,772,761        $63,139,288

5. TRANSACTION CHARGES
Investors in UBS Emerging Markets Equity Relationship Fund and UBS Emerging Markets Debt Relationship Fund are subject to a transaction charge equal to 0.75% and 0.50%, respectively, of the Fund's offering price on Fund share purchases. Therefore, the shares of each of these Funds are sold at a price which is equal to the net asset value of such shares, plus a transaction charge. The transaction charge is retained by the Funds and is intended to defray transaction costs associated with the purchase and sale of securities within the Funds. Investors in UBS Emerging Markets Equity Relationship Fund are also subject to a transaction charge equal to 0.75% of the Fund's offering price on Fund share redemptions. Transaction charges received by UBS Emerging Markets Equity Relationship Fund were $1,166,455 and $5,541,067 and UBS Emerging Markets Debt Relationship Fund were $179,602 and $32,343 for the periods ended June 30, 2006 and December 31, 2005, respectively, and are included in proceeds from shares sold on the Statements of Changes in Net Assets.

--------------------------------------------------------------------------------
174

UBS RELATIONSHIP FUNDS--GENERAL INFORMATION (UNAUDITED)

--------------------------------------------------------------------------------

PROXY VOTING POLICIES, PROCEDURES & RECORD
You may obtain a description of the Fund's (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the 12-month period ended June 30, 2006, without charge, upon request by contacting the Fund directly at 1-800-647 1568, online on the Fund's Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC's Web site (http://www.sec.gov).

QUARTERLY FORM N-Q PORTFOLIO SCHEDULE
Each Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Funds upon request by calling 1-800-647 1568.

--------------------------------------------------------------------------------

UBS RELATIONSHIP FUNDS--BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (UNAUDITED)

--------------------------------------------------------------------------------

At the meeting of the Board of Trustees (the "Board") of UBS Relationship Funds (the "Trust"), held on June 2, 2006 (the "Meeting"), the Board, consisting entirely of Trustees who are not "interested persons" (as defined in the 1940
Act) of the Trust or UBS Global Asset Management (Americas) Inc. (the "Advisor") and its affiliates (together, the "Independent Trustees"), considered the continuation of the investment advisory agreements (the "Advisory Agreements") between the Trust and the Advisor for the series of the Trusts (each a "Fund," and together, the "Funds"). Prior to the Meeting, the Independent Trustees' counsel had sent to the Advisor a request detailing the information that the Independent Trustees wished to receive in connection with their consideration of the continuation of the Advisory Agreements. The Independent Trustees met with their independent counsel, as well as independent consultants engaged by the Board to assist in the annual Advisory Agreement review process, on May 17, 2006 and June 1, 2006 to discuss the materials provided to them in response to the information request, including materials prepared by the Advisor, as well as reports prepared by Lipper Inc. ("Lipper Reports"), an independent statistical compilation company, providing comparative performance for the Funds. The Board also made reference to information and material that had been provided to the Independent Trustees throughout the year at quarterly Board meetings.

At the Meeting, the Board considered a number of factors in connection with their deliberations concerning the continuation of the Advisory Agreement for each Fund, including: (i) the nature, extent and quality of the services provided by the Advisor to the Fund; (ii) the performance of the Fund and the Advisor; (iii) the Fund's expenses, costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Fund; and (iv) whether economies of scale are realized by the Advisor with respect to the Fund, as it grows larger, and the extent to which the economies of scale are reflected in the level of the management fees charged.

NATURE, EXTENT AND QUALITY OF SERVICES--In considering the nature, extent and quality of the services provided by the Advisor to a Fund, the Board reviewed the material presented by the Advisor describing the various services provided to the Fund. The Board noted that in addition to investment management services, the Advisor provides the Fund with operational, legal and compliance support. The Board also considered the scope and depth of the Advisor's organization and the experience and expertise of the professionals currently providing investment management and other services to the Funds. The Board considered that the Advisor was a well-established investment management organization employing investment personnel with significant experience in the investment management industry. The Board also considered the Advisor's in-house research capabilities, as well as other research services available to it, including research services available to the Advisor as a result of securities transactions effected for the Funds and the Advisor's other investment management clients, and noted that the Advisor had extensive global research capabilities. The Board also evaluated the Advisor's portfolio management process for each Fund, including the use of risk management techniques and the proprietary technologies utilized to structure the Fund's portfolio. The Board noted that various presentations had been made by investment personnel at Board meetings throughout the year concerning the Funds' investment performance and investment strategies.

In connection with the non-investment management services, the Board also considered the quarterly reports that the Advisor provides to the Board throughout the year pertaining to brokerage commissions, soft dollars and portfolio valuations, among others. The Board also discussed the annual written compliance report from the Chief Compliance Officer and noted enhancements planned with respect to the compliance program, such as an upgrade to the investment guideline monitoring system. The Board noted the growth of Fund assets across the Fund complex. The Advisor described for the Board the portfolio management and research enhancements that had been undertaken over the previous year as a result of the increase in assets across the complex. The Board also discussed with the Advisor the need to ensure that the operational infrastructure at the Advisor is maintained at a level sufficient to meet the requirements of the Funds. In response to the Board's concerns, the Advisor committed to dedicating additional resources to enhance the operational infrastructure that supports the Funds. After analyzing the services provided by the Advisor to each Fund, both quantitatively and qualitatively, including the impact of these services on investment performance, and the Advisor's commitment to invest in its operational infrastructure, the Board concluded that the nature, extent and quality of services provided to each Fund were consistent with the operational requirements of each Fund, and met the needs of the Fund's shareholders.

--------------------------------------------------------------------------------
176

UBS RELATIONSHIP FUNDS--BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (UNAUDITED)

--------------------------------------------------------------------------------

PERFORMANCE--In evaluating the performance of each Fund, the Board analyzed the Lipper Reports, which compared the performance of each Fund with other funds in its respective peer universe over various time periods. In reviewing the Lipper Reports, the Board noted that each Fund, except UBS International Equity Relationship Fund and UBS Small-Cap Equity Relationship Fund, had appeared in one of the top three performance quintiles for most applicable performance periods. At the Board's request, the Advisor addressed the performance data for the UBS International Equity Relationship Fund and UBS Small-Cap Equity Relationship Fund, each of which had appeared in the lowest performance quintile for the one-year period. In addressing the performance of the UBS International Equity Relationship Fund, the Advisor discussed the long-term investment strategy of the Fund and noted that the Fund invests in issuers that the Advisor believes will have long-term growth potential. The Advisor stated that the UBS International Equity Relationship Fund lagged the performance of the funds in its peer universe for the one-year performance period due, in part, to an underweight in momentum-driven sectors, and directed the Board to the Fund's long-term performance, which compared more favorably to its peers. The Advisor then discussed the factors that contributed to UBS Small-Cap Equity Relationship Fund underperforming its peers for the one-year performance period by explaining that the Advisor selects companies for the Fund's portfolio that generate positive earnings over time believing that these holdings contribute positively to the Fund's long-term performance. The Advisor then explained that the Fund's investment strategy underperformed the market during the one-year period because, in part, overall market volatility was relatively low resulting in companies with lower quality earnings streams to perform better relative to the rest of the market. The Board noted that the UBS Small-Cap Equity Relationship Fund's comparative performance compared more favorably over the longer performance periods to its peers.

After analyzing the performance for each Fund, the Board determined that the performance of each Fund was acceptable as compared with relevant performance standards, given the investment strategies and risk profile of each Fund and the expectations of the shareholder base.

COSTS AND EXPENSES--The Board noted that the Funds do not pay advisory fees to the Advisor under the Advisory Agreements.

PROFITABILITY--In considering the profitability of the Funds to the Advisor and its affiliates, the Board noted that neither the Advisor nor its affiliates receive any compensation for providing advisory or administrative services to the Funds. The Board also considered "fall-out" or ancillary benefits to the Advisor or its affiliates as the result of their relationship with the Funds; for example, the ability to attract other clients due to the Advisor's role as investment advisor to the Funds, including the investment by certain advisory clients in the Funds as a means to deliver certain investment styles and the research services available to the Advisor through soft dollar brokerage commissions. The Independent Trustees also considered the ancillary benefits received by the Advisor's affiliates, UBS Securities LLC and UBS AG, in the form of commissions for executing securities transactions for the Funds. Upon closely examining the information provided concerning the Advisor's profitability, the Board concluded that the level of profits realized by the Advisor and its affiliates with respect to each Fund, if any, was reasonable in relation to the nature and quality of the services that were provided.

ECONOMIES OF SCALE--The Board also discussed whether economies of scale are realized by the Advisor with respect to each Fund as it grows larger, and the extent to which this is reflected in the level of advisory fees charged. The Board concluded that economies of scale and the reflection of such economies of scale in the level of advisory fees charged were inapplicable to each Fund because the Fund was not charged an advisory fee under its Advisory Agreement.

After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board, with the assistance of independent counsel, concluded that the continuation of the Advisory Agreement for each Fund was in the best interests of the Fund and its shareholders.

--------------------------------------------------------------------------------

[LOGO OF UBS] UBS Global Asset
                  Management

              UBS GLOBAL ASSET MANAGEMENT (AMERICAS) INC.
              51 West 52nd Street
              New York, New York 10019-6114

ITEM 2. CODE OF ETHICS.
-----------------------

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
-----------------------------------------

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
-----------------------------------------------

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
----------------------------------------------

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.
--------------------------------

Included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
-------------------------------------------------------------------------
MANAGEMENT INVESTMENT COMPANIES.
--------------------------------

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
-------------------------------------------------------------------------

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
--------------------------------------------------------------------------
COMPANY AND AFFILIATED PURCHASERS.
----------------------------------

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
-------------------------------------------------------------

The registrant's Board has established a Nominating Committee. The Nominating Committee will consider nominees recommended by shareholders if a vacancy occurs among those board members who are not "interested persons" as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating Committee, Mr. Walter E. Auch, care of the Secretary of the registrant at UBS Global Asset Management (Americas) Inc., One North Wacker Drive, Chicago, Illinois 60606, and indicate on the envelope "Nominating Committee." The shareholder's letter should state the nominee's name and should include the nominee's resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

ITEM 11. CONTROLS AND PROCEDURES.
----------------------------------

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) The registrant's principal executive officer and principal financial officer are aware of no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.
------------------

(a) (1) Code of Ethics - Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

(a) (2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.CERT.

(a) (3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons - not applicable to the registrant.

(b) Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UBS Relationship Funds

By:     /s/ W. Douglas Beck
        -------------------
        W. Douglas Beck
        President

Date:   September 8, 2006
        -----------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:     /s/ W. Douglas Beck
        -------------------
        W. Douglas Beck
        President

Date:   September 8, 2006
        -----------------

By:     /s/ Joseph T. Malone
        --------------------
        Joseph T. Malone
        Treasurer & Principal Accounting Officer

Date:   September 8, 2006
        -----------------